As filed with the Securities and Exchange Commission on December 15, 2005

Registration No. 333-61366
811-10385

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. _______________        ☐

Post-Effective Amendment No. 44       ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☐

Amendment No. 48       ☒

(Check appropriate box or boxes)

Pacific Funds

(Exact Name of Registrant as Specified in Charter)

700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA 92660
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (949) 219-6767

Robin S. Yonis
Vice President and Investment Counsel of
Pacific Life Insurance Company
700 Newport Center Drive
Post Office Box 9000
Newport Beach, CA 92660
(Name and Address of Agent for Service)

Copies to:

Douglas P. Dick, Esq.
Dechert LLP
4675 MacArthur Court, Suite 1400
Newport Beach, CA 92660-1821

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☒	on December 15, 2005 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Supplement dated December 16, 2005 to the

Pacific Funds Class A, B, and C Shares Prospectus Dated July 1, 2005
as Amended and Restated October 1, 2005 and the
Pacific Funds Class R Shares Prospectus Dated October 1, 2005

This supplement revises the Pacific Funds Class A, B, and C Shares prospectus dated July 1, 2005, as amended and restated October 1, 2005 (“Class ABC Prospectus”) and the Pacific Funds Class R Shares prospectus dated October 1, 2005 (“Class R Prospectus”), together the (“Prospectuses”) and restates information contained in the supplement to the Prospectuses dated October 1, 2005. This supplement is hereby incorporated by reference in its entirety into Registration Statement No. 333-61366 and 811-10385. The changes within this supplement are currently in effect, unless otherwise noted. This supplement must be preceded or accompanied by the applicable Prospectus. Remember to review the applicable Prospectus for other important information. All changes within this supplement apply to both of the Prospectuses unless otherwise noted.

Effective January 1, 2006, the Blue Chip Fund will have a new manager and a new name. Loomis, Sayles & Company, L.P. (Loomis Sayles) will become the manager and the fund will change its name to PF Loomis Sayles Large-Cap Growth Fund. In order to facilitate these changes, a portion of the securities holdings of the fund will be sold and new investments purchased in accordance with recommendations by the new portfolio manager. Pacific Life, the investment adviser to the Pacific Funds, may begin this transitioning prior to January 1, 2006. Pacific Life and/or the fund may retain a transitioning agent in order to minimize the transaction costs associated with the purchase and sale of securities in connection with this transitioning. It is not expected that the transaction costs associated with the change in portfolio manager will be significant. All references throughout the Prospectuses to the PF AIM Blue Chip Fund are now references to the PF Loomis Sayles Large-Cap Growth Fund. All references to AIM Capital Management, Inc. as fund manager are deleted.

The FUNDS AT A GLANCE section of the Class ABC Prospectus is amended to replace the information regarding the PF AIM Blue Chip Fund with the following:

FUND NAME	INVESTMENT GOAL	MAIN INVESTMENTS
PF Loomis Sayles Large-Cap Growth Fund (formerly called Blue Chip)	Long-term growth of capital; (Current income is of secondary importance).	Equity securities of large-capitalization growth companies.

The Main Risks sub-section of the Prospectuses is amended to replace the information regarding the PF AIM Blue Chip Fund with the following:

MAIN RISKS

	Changes in	Changes in
	interest	inflation	Price		Foreign	Emerging
	rate	rate	volatility	Credit	investments	countries
PF Loomis Sayles Large-Cap Growth Fund (formerly called Blue Chip)			●		●	●

MAIN RISKS

Derivatives, synthetics,
forward commitments,
repurchase agreements,	Mortgage-related		Non-	Industry/sector	Geographic	REITs,
and currency transactions	securities	Liquidity	diversification	concentration	concentration	REOCs
●		●

The fourth paragraph of the Managers’ investment techniques and strategies are discretionary sub-section of the Prospectuses is amended to include the PF Loomis Sayles Large-Cap Growth Fund in the first sentence.

The HOW THE FUNDS PERFORMED section of the Prospectuses is updated to reflect each applicable fund’s Class A return for the period January 1, 2005 through September 30, 2005.

Information on the PF Oppenheimer Main Street® Core Fund and the PF Oppenheimer Emerging Markets Fund is not reflected because these funds are new and have no historical performance to report.

Class A Return
Fund	1/1/05 through 9/30/05
PF Portfolio Optimization Model A	1.49%

PF Portfolio Optimization Model B	2.48%

PF Portfolio Optimization Model C	3.73%

PF Portfolio Optimization Model D	4.42%

PF Portfolio Optimization Model E	5.23%

PF Goldman Sachs Short Duration Bond Fund	0.06%

PF Janus Growth LT Fund	2.89%

PF Lazard International Value Fund	5.24%

PF Loomis Sayles Large-Cap Growth Fund (called Blue Chip prior to 1/1/06)	(0.10)%

PF MFS International Large-Cap Fund	7.54%

PF NB Fasciano Small Equity Fund (called Aggressive Growth prior to 10/1/05)	1.90%

PF PIMCO Managed Bond Fund	1.87%

PF PIMCO Inflation Managed Fund	1.85%

PF Pacific Life Money Market Fund	1.56%

PF Salomon Brothers Large-Cap Value Fund	2.84%

PF Van Kampen Comstock Fund	(0.45)%

PF Van Kampen Mid-Cap Growth Fund	11.01%

The Lazard Mid-Cap Value Fund and the Van Kampen Real Estate Fund began operations on December 31, 2004. The Class A return for these funds for the period January 1, 2005 through September 30, 2005 was 5.86% and 11.25%, respectively.

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The PORTFOLIO OPTIMIZATION FUNDS sub-section of the Prospectuses is amended by replacing paragraphs three and four with the following:

After the two-step process is complete, the target allocations are determined. Once the target allocations are established, they will remain the target allocations until the Portfolio Optimization Funds are re-evaluated. Periodically, Pacific Life will re-evaluate each Portfolio Optimization Fund’s asset allocation strategy and may update the target allocations at that time. Pacific Life may change the asset class allocations, underlying funds (including any funds organized in the future) or target allocations to each underlying fund without prior approval from shareholders as it determines necessary to pursue stated investment goals. Underlying funds may be added to or deleted from a Portfolio Optimization Fund.

When target allocations are updated, Pacific Life uses a process known as reallocation to move the assets of the Portfolio Optimization Funds in accordance with their new target allocations. The reallocation process may be accomplished by using rebalancing to move the assets of the Portfolio Optimization Funds among the applicable underlying funds, using the monthly allocation percentage (“MAP”) methodology described below, or using a combination of both rebalancing and MAP methodology. Reallocation of the Portfolio Optimization Funds may take place over a period of time, up to 90 days, to try to minimize taxable distributions, to allocate to new funds, and to allocate from funds that are no longer a part of the model allocation, which may cause the funds to temporarily deviate from their target allocations. When new target allocations deviate substantially from prior actual allocations, rebalancing is often used.

The Portfolio Optimization Funds invest purchase proceeds and meet redemption needs using the MAP methodology, which considers the target allocations of the underlying funds, the current allocations of the underlying funds and a sales forecast for each of the Portfolio Optimization Funds for the upcoming month. Purchase and redemptions for each Portfolio Optimization Fund are allocated amongst the Underlying Funds in an effort to realign the Portfolio Optimization Funds within each Fund’s target allocation. This methodology is intended to help maintain target allocations, although there is no guarantee that the Portfolio Optimization Funds will maintain their target allocations using this methodology. Actual holdings of the Portfolio Optimization Funds could vary from their target allocations due to actual cash flows and changes to the underlying funds’ asset values as a result of market movements and portfolio management decisions. Actual asset class allocations may also vary from the target asset class allocations due to cash flows, changes in underlying fund’s asset values as a result of market movements, portfolio management decisions, and changes to underlying fund asset class composition.

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The PF AIM Blue Chip Fund information is replaced in the Prospectuses with the following:

PF LOOMIS SAYLES LARGE-CAP GROWTH FUND

(formerly called Blue Chip)

Investment goal – seeks long-term growth of capital; current income is of secondary importance.

Main investments – invests at least 80% of its assets in large-capitalization equity securities. The fund invests mainly in common stocks of large-capitalization growth companies. Large-capitalization growth companies are typically defined by the Fund as those which are included in the Russell 1000 Growth Index at the time of purchase. As of October 31, 2005, the weighted average market capitalization of the Russell 1000 Growth Index was 78.5 billion and the market capitalization range of the Index was between approximately $0.855 billion and $359.647 billion. The weighted average market capitalization range for the PF Loomis Sayles Large-Cap Growth Fund is $30-$100 billion. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. The manager will look for companies’ stock prices that the market has undervalued relative to future growth prospects. The manager follows a disciplined selling strategy and may sell a stock when its expected earnings or competitive situation no longer meets the manager’s expectations. The manager typically does not consider current income when making buy/sell decisions.

The fund may invest up to 20% of its assets in foreign securities of any size, including emerging market countries. Canadian issuers are excluded for purposes of this limitation. The fund may also engage in foreign currency transactions and may purchase restricted securities.

Portfolio Manager – Loomis, Sayles & Company, L.P. (Loomis Sayles)

The following individuals are jointly and primarily responsible for the day-to-day management of the fund:

Mark B. Baribeau, CFA, is a vice president of Loomis Sayles and joined Loomis Sayles in 1989. He has 20 years of investment experience and has been co-manager of a comparable retail fund for over five years. He received an MA from the University of Maryland and a BA from the University of Vermont.

Pamela N. Czekanski, CFA, is a vice president of Loomis Sayles and joined Loomis Sayles in 1995. She has 22 years of investment experience and has been co-manager of a comparable retail fund for over five years. She received a BA from Middlebury College.

Richard D. Skaggs, CFA, is a vice president of Loomis Sayles and joined Loomis Sayles in 1994. He has 20 years of investment experience and has been co-manager of a comparable retail fund for over five years. He received a BS and an MSM from Oakland University.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the fund.

In the Wired Funds sub-section of the Class ABC Prospectus, the last sentence is replaced with the following:

Once the account is established, you can instruct your bank to wire the money in care of:

          PNC Bank

          ABA #: 031000053
          Account #: 8614973006
          FBO: Pacific Funds
          Shareholder Name and Account Number

The Medallion Signature Guarantees sub-section of the Class R Prospectus is amended to remove the following sentence:

Pacific Funds reserves the right to close any Class R shares account and sell the shares within such account, if the account value does not equal or exceed $250,000 at anytime after the first account anniversary.

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The first paragraph of the EXCHANGING SHARES sub-section of the Class ABC Prospectus is replaced with the following:

Except with respect to the PF Pacific Life Money Market Fund, you may exchange shares of one fund for shares of the same class of any other fund (within the same base account) if both funds maintain minimum balance requirements. With respect to the PF Pacific Life Money Market Fund, Class A shares may be exchanged for Class A, B, or C shares of other Pacific Funds. Conversely, Class A, B, or C shares of other Pacific Funds may be exchanged for Class A shares of the PF Pacific Life Money Market Fund. Effective July 1, 2005, only Class A shares of the PF Pacific Life Money Market Fund are available for investment. Exchanges are considered sales and may result in a gain or loss for federal and state income tax purposes. There are currently no additional sales charges or fees for exchanges, except for Class A shares of the PF Pacific Life Money Market Fund, which have a front-end sales charge when exchanged into Class A shares of another fund. Shares subject to a CDSC will begin to age from the date of the initial investment, except if the original shares are shares of the PF Pacific Life Money Market Fund. For assets initially invested in the PF Pacific Life Money Market Fund, the CDSC period will begin when the shares are exchanged into Class B or C shares of another fund. To exchange shares, call (800) 722-2333 or submit your request in writing. To disable the option to exchange by telephone, check the appropriate box on your Account Application.

The Market timing policies and exchange limitations subsection of the Prospectuses is amended to include the following:

In connection with the use of Pacific Funds (the “Trust”) as an investment vehicle, effective no later than July 1, 2006, the Trust requires that the limitations specified below on exchanges among the Trust’s funds apply to all persons investing in funds of the Trust (hereinafter, “Investors”). These limitations shall apply to all Investors, whether natural persons, partnerships, corporations, limited liability companies, trusts or any other type entity, but do not apply to Investors in the Portfolio Optimization Funds. Subject to the provisions set forth in paragraph 4 below, the limitations and the effective date for the limitations are as follows (new additional limitation language is in italics):

1.	An Investor may not make more than 12 (twelve) exchanges out of each fund per calendar year.

2.	(This provision becomes effective no later than July 1, 2006.) An Investor may not make more than one exchange per calendar month out of funds which invest primarily in international securities, which currently include:

             •  PF Lazard International Value Fund

             •  PF MFS International Large-Cap Fund
             •  PF Oppenheimer Emerging Markets Fund

3.	(This provision becomes effective no later than July 1, 2006.) An Investor may not make more than 2 (two) exchanges out of each other fund per calendar month.

4.	The exchange restrictions outlined above will not apply to the following transactions:

a.	Redemptions from the Trust

b.	Systematic transactions (Dollar Cost Averaging, Dividend Reinvestments, AIPs, etc.)

c.	Loans (through 401(K) or other plans) and loan repayment

d.	Purchases and sales by the Portfolio Optimization Funds

e.	Exchanges from the PF Pacific Life Money Market Fund

The EXECUTION OF YOUR REQUESTS sub-section of the Class ABC Prospectus is amended to include the following after the first sentence:

Systematic withdrawals scheduled to fall on a month end (including year end withdrawals) which is a weekend or holiday, will be deemed an order for the last business day of that month.

The ABOUT THE MANAGERS section of the Class ABC Prospectus is amended to add the following:

Loomis, Sayles & Company, L.P. – One Financial Center, Boston, Massachusetts 02111

Loomis, Sayles & Company, L.P. (Loomis Sayles) is a subsidiary of IXIS Asset Management North America. Loomis Sayles was founded in 1926 and is one of America’s oldest investment advisory firms with over

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$70.8 billion in assets under management as of September 30, 2005. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry, and plans to devote $27 million to its research efforts in 2005. Loomis Sayles manages the PF Loomis Sayles Large-Cap Growth Fund.

The Salomon Brothers Asset Management Inc (Salomon Brothers) section is amended to add the following:

Citigroup, Inc., the parent company of Salomon Brothers, sold substantially all of its worldwide asset management business (the Transaction) including the manager, Salomon Brothers, to Legg Mason, Inc. (Legg Mason).

The Transaction resulted in an assignment, effective December 1, 2005, under the Investment Company Act of 1940, of the current management agreement (Agreement), as amended, among and between Salomon Brothers, Pacific Funds, and Pacific Life. As a result, the Agreement was terminated after the transaction was completed. Generally, an assignment requires a shareholder vote of a new advisory agreement. However, under an exemptive order from the Securities and Exchange Commission, Pacific Life and Pacific Funds can hire, terminate and replace the managers (except, as a general matter, managers affiliated with Pacific Life) without shareholder approval.

Accordingly, at a meeting held on September 12, 2005, the Pacific Funds’ board, including a majority of independent trustees, considered and approved (in light of the Transaction) the continuation of Salomon Brothers as manager to the PF the Salomon Brothers Large-Cap Value Fund and a new management agreement. In approving this continuation and new management agreement, the board considered among other things that: (i) no changes were expected in the management of the PF Salomon Brothers Large-Cap Value Fund; (ii) no changes were expected in the advisory or management fee schedules; (iii) no changes were being made in the management personnel of the PF Salomon Brothers Large-Cap Value Fund as a result of the Transaction; and (iv) Pacific Life, Pacific Funds’ investment adviser, recommended the continuation.

The back cover of the Prospectuses is amended to add the following:

NASD Public Disclosure program

The NASD provides investor protection education through its website and printed materials. The NASD regulation website address is www.nasdr.com. An investor brochure that includes information describing the public disclosure program may be obtained from the NASD. The NASD Public Disclosure hotline number is (800) 289-9999. The NASD does not charge a fee for the Public Disclosure Program services.

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The information presented on pages 7 and 8 of this Supplement on performance of comparable accounts should be read in conjunction with the text under ABOUT THE COMPARABLE ACCOUNT PRESENTATIONS sub-section on page 63 of the Class ABC Prospectus which provides information about the similar account performance presentations by certain fund managers, including information about how the returns were calculated. Comparable Account Performance Presentations relating to the fund manager is provided because it is the fund manager that makes all investment decisions relating to the fund they manage.

The PERFORMANCE OF COMPARABLE ACCOUNTS section of the Class ABC Prospectus is amended to include the following:

The chart below does not show you the performance of the PF Loomis Sayles Large-Cap Growth Fund — it shows the performance of a similar account managed by Loomis Sayles.

The chart shows the historical performance of the Class A shares of the Loomis Sayles Growth Fund managed by Loomis Sayles. For all periods presented in the chart, the performance reflects the deduction of the expenses of the Class A shares. The comparable mutual fund presented in the chart has investment objectives, policies and strategies that are substantially similar to those of the PF Loomis Sayles Large-Cap Growth Fund.

The performance shows the historical track record of the fund manager and is not intended to imply how the PF Loomis Sayles Large-Cap Growth Fund has performed or will perform. Total returns represent past performance of the Class A shares of the comparable mutual fund and not the PF Loomis Sayles Large-Cap Growth Fund.

Annual total returns/ Average annual total returns for the periods ending December 31, 2004

	Comparable	Russell 1000	S&P 500
	Mutual Fund	Growth Index	Index
Year/Period	(%) [1]	(%) [2]	(%) [3]

1/1/05 - 9/30/05 (not annualized)	5.79	2.22	2.77
2004	15.62	6.30	10.87
2003	32.17	29.75	28.67
2002	(23.09)	(27.88)	(22.09)
2001	(24.76)	(20.42)	(11.88)
2000	(16.22)	(22.42)	(9.11)
1999	42.18	33.16	21.04
1998	12.58	38.71	28.58
1997	24.21	30.49	33.36
1996	19.94	23.12	22.96
1995	30.82	37.19	37.58

1 year	15.62	6.30	10.87
5 years	(5.82)	(9.29)	(2.30)
10 years	8.74	9.59	12.07

[1]	This column shows performance (calculated in accordance with SEC standards) of the Loomis Sayles Growth Fund after the Class A advisory fees and operating expenses have been deducted, including custody fees and other expenses normally paid by mutual funds and which the PF Loomis Sayles Large-Cap Growth Fund will pay. The PF Loomis Sayles Large-Cap Growth Fund’s fees and expenses may be higher than those reflected for the comparable fund, which would reduce performance. If sales loads were reflected, the average annual returns for the one, five and 10 year periods ending 12/31/04 would have been 8.99%, (6.94)% and 8.10%, respectively. The chart reflects returns of the Institutional Class shares from January 1, 1995 to December 31, 1996, of the Retail Class shares from December 31, 1996 to September 12, 2003 (which converted from the Institutional Class shares on December 31, 1996) and of the Class A shares from September 12, 2003 to September 30, 2005 (which converted from the Retail Class shares on September 12, 2003).

[2]	The Russell 1000 Growth Index is an index of large companies that have high price-to-book ratios and forecasted growth values. Results include reinvested dividends.

[3]	The S&P 500 Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

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The information provided in the table below does not show you the performance of the Pacific Funds – it shows the performance of similar accounts managed by the managers of the Pacific Funds and is being included in this supplement for the purpose of updating the similar account performance presentations in the Class ABC Prospectus.

The following information is added on the page numbers indicated with respect to each of the funds set forth below. The total return of comparable accounts and the benchmark is shown for the period 1/1/2005 through 9/30/2005 (not annualized). The footnote numbers below correspond to the footnotes on the prospectus pages indicated.

PF Lazard Mid-Cap Value Fund (page 64)	Lazard U.S. Mid Cap Equity Composite [1] (consisting of 10 advisory accounts, including 2 mutual funds as of 9/30/05)	6.50%	Russell Midcap Index [2]	10.07%
PF NB Fasciano Small Equity Fund (page 65)	Neuberger Berman Fasciano Fund[1] (consisting of 1 mutual fund as of 9/30/05)	1.89%	Russell 2000 Index[2]	3.38%
PF Van Kampen Real Estate Fund (page 66)	Van Kampen Real Estate Composite[1] (consisting of 12 advisory accounts, including 0 mutual funds as of 9/30/05)	12.44%	NAREIT Equity Index [2]	10.46%

The FINANCIAL HIGHLIGHTS section of the Prospectuses is replaced with the following:

The financial highlights table is designed to help you understand how the funds have performed over the previous four fiscal periods (or since inception, if shorter). Certain information reflects financial results for a single fund share. Total investment return indicates how much an investment in the fund would have earned, assuming all dividends and distributions had been reinvested. Because Class R shares began being offered on October 1, 2005, historical information is presented for Class A shares. Class R is substantially similar to Class A because both share classes are invested in the same portfolio of securities and differ only to the extent that the classes do not have the same expenses.

The information in the financial highlights table for the period ended September 30, 2005 is included and can be read in conjunction with Pacific Funds’ Financial Statements and related notes, which are in Pacific Funds’ annual report dated as of March 31, 2005 and semi-annual report dated as of September 30, 2005. The annual financial statements have been audited by Deloitte & Touche LLP, independent registered public accountants, for the fiscal years ended March 31, 2004 and March 31, 2005 and by Ernst & Young LLP, independent registered public accounts, for the prior fiscal years. The report of Deloitte & Touche LLP is included in the Pacific Funds’ annual report. The semi-annual report is unaudited. Please refer to the back cover of the applicable Prospectus to find out how you can obtain copies of these reports.

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PACIFIC FUNDS
FINANCIAL HIGHLIGHTS
Selected per share, ratios and supplemental data for each period or year ended were as follows:

			Investment Activities					Distributions

		Net Asset
		Value,
		Beginning	Net			Total from		Dividends from	Distributions
		of Period	Investment		Net Realized and	Investment		Net Investment	from Capital	Total
		or Year	Income		Unrealized Gain	Operations		Income	Gains	Distributions

PF Portfolio Optimization Model A

Class A:	4/1/2005-9/30/2005 (4)	$10.18	$0.10		$0.11	$0.21		($0.02)	($0.02)	($0.04)
	4/1/2004-3/31/2005 (5)	10.15	0.13		0.05	0.18		(0.13)	(0.02)	(0.15)
	12/31/2003-3/31/2004 (5)	10.00	0.02		0.13	0.15		—	—	—

Class B:	4/1/2005-9/30/2005 (4)	$10.14	$0.06		$0.13	$0.19		($0.01)	($0.02)	($0.03)
	4/1/2004-3/31/2005 (5)	10.14	0.08		0.04	0.12		(0.10)	(0.02)	(0.12)
	12/31/2003-3/31/2004 (5)	10.00	—	(7)	0.14	0.14		—	—	—

Class C:	4/1/2005-9/30/2005 (4)	$10.13	$0.06		$0.13	$0.19		($0.01)	($0.02)	($0.03)
	4/1/2004-3/31/2005 (5)	10.13	0.08		0.04	0.12		(0.10)	(0.02)	(0.12)
	12/31/2003-3/31/2004 (5)	10.00	—	(7)	0.13	0.13		—	—	—

Class R:	9/30/2005 (4), (6)	$10.35	$—	(7)	$—	$—	(7)	$—	$—	$—

PF Portfolio Optimization Model B

Class A:	4/1/2005-9/30/2005 (4)	$10.33	$0.06		$0.29	$0.35		($0.01)	$— (7)	($0.01)
	4/1/2004-3/31/2005 (5)	10.14	0.11		0.22	0.33		(0.12)	(0.02)	(0.14)
	12/31/2003-3/31/2004 (5)	10.00	0.01		0.13	0.14		—	—	—

Class B:	4/1/2005-9/30/2005 (4)	$10.29	$0.04		$0.29	$0.33		$— (7)	$— (7)	$— (7)
	4/1/2004-3/31/2005 (5)	10.13	0.06		0.21	0.27		(0.09)	(0.02)	(0.11)
	12/31/2003-3/31/2004 (5)	10.00	—	(7)	0.13	0.13		—	—	—

Class C:	4/1/2005-9/30/2005 (4)	$10.29	$0.04		$0.29	$0.33		$— (7)	$— (7)	$— (7)
	4/1/2004-3/31/2005 (5)	10.13	0.06		0.21	0.27		(0.09)	(0.02)	(0.11)
	12/31/2003-3/31/2004 (5)	10.00	—	(7)	0.13	0.13		—	—	—

Class R:	9/30/2005 (4), (6)	$10.67	$—	(7)	$—	$—	(7)	$—	$—	$—

PF Portfolio Optimization Model C

Class A:	4/1/2005-9/30/2005 (4), (5)	$10.54	$0.05		$0.49	$0.54		($0.01)	($0.02)	($0.03)
	4/1/2004-3/31/2005 (5)	10.14	0.08		0.43	0.51		(0.09)	(0.02)	(0.11)
	12/31/2003-3/31/2004 (5)	10.00	0.01		0.13	0.14		—	—	—

Class B:	4/1/2005-9/30/2005 (4), (5)	$10.50	$0.03		$0.48	$0.51		$—	($0.02)	($0.02)
	4/1/2004-3/31/2005 (5)	10.13	0.03		0.43	0.46		(0.07)	(0.02)	(0.09)
	12/31/2003-3/31/2004 (5)	10.00	—	(7)	0.13	0.13		—	—	—

Class C:	4/1/2005-9/30/2005 (4), (5)	$10.49	$0.03		$0.48	$0.51		$—	($0.02)	($0.02)
	4/1/2004-3/31/2005 (5)	10.12	0.03		0.43	0.46		(0.07)	(0.02)	(0.09)
	12/31/2003-3/31/2004 (5)	10.00	—	(7)	0.12	0.12		—	—	—

Class R:	9/30/2005 (4), (6)	$11.05	$—	(7)	$—	$—	(7)	$—	$—	$—

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios/Supplemental Data

				Ratios of	Ratios of	Ratios of Net		Ratios of Net
				Expenses	Expenses	Investment		Investment Income
				After	Before	Income (Loss)		(Loss) Before
	Net Asset		Net Assets,	Expense	Expense	After Expense		Expense
	Value, End		End of Year	Reductions to	Reductions to	Reductions to		Reductions to		Portfolio
	of Period	Total	or Period	Average Net	Average Net	Average Net		Average Net		Turnover
	or Year	Returns (1)	(in thousands)	Assets (2), (3)	Assets (3)	Assets (3)		Assets (2), (3)		Rates

PF Portfolio Optimization Model A

Class A:	$10.35	2.09%	$9,233	0.02%	1.45%	1.84%		0.41%		24.00%
	10.18	1.74%	8,262	0.00%	2.35%	1.29%		(1.06%	)	20.21%
	10.15	1.50%	1,957	0.00%	4.50%	0.61%		(3.89%	)	9.38%

Class B:	$10.30	1.81%	$1,962	0.52%	1.95%	1.34%		(0.09%	)	24.00%
	10.14	1.25%	1,450	0.50%	2.85%	0.79%		(1.56%	)	20.21%
	10.14	1.40%	449	0.50%	5.00%	0.11%		(4.39%	)	9.38%

Class C:	$10.29	1.89%	$11,587	0.52%	1.95%	1.34%		(0.09%	)	24.00%
	10.13	1.18%	8,908	0.50%	2.85%	0.79%		(1.56%	)	20.21%
	10.13	1.30%	3,739	0.50%	5.00%	0.11%		(4.39%	)	9.38%

Class R:	$10.35	0.00%	$10	0.02%	N/A (8)	N/A	(8)	N/A	(8)	N/A	(8)

PF Portfolio Optimization Model B

Class A:	$10.67	3.47%	$27,325	0.02%	1.27%	1.39%		0.14%		4.38%
	10.33	3.28%	19,664	0.00%	1.74%	1.05%		(0.69%	)	7.82%
	10.14	1.40%	5,197	0.00%	2.86%	0.46%		(2.40%	)	2.81%

Class B:	$10.62	3.29%	$8,424	0.52%	1.77%	0.89%		(0.36%	)	4.38%
	10.29	2.69%	6,699	0.50%	2.24%	0.55%		(1.19%	)	7.82%
	10.13	1.30%	3,013	0.50%	3.36%	(0.04%	)	(2.90%	)	2.81%

Class C:	$10.62	3.29%	$20,798	0.52%	1.77%	0.89%		(0.36%	)	4.38%
	10.29	2.70%	15,375	0.50%	2.24%	0.55%		(1.19%	)	7.82%
	10.13	1.30%	5,354	0.50%	3.36%	(0.04%	)	(2.90%	)	2.81%

Class R:	$10.67	0.00%	$10	0.02%	N/A (8)	N/A	(8)	N/A	(8)	N/A	(8)

PF Portfolio Optimization Model C

Class A:	$11.05	5.10%	$71,913	0.00% (7)	1.18%	1.01%		(0.17%	)	2.15%
	10.54	5.09%	53,783	0.00%	1.41%	0.82%		(0.59%	)	5.78%
	10.14	1.40%	12,743	0.00%	2.31%	0.36%		(1.95%	)	0.86%

Class B:	$10.99	4.86%	$26,145	0.50%	1.68%	0.51%		(0.67%	)	2.15%
	10.50	4.55%	19,414	0.50%	1.91%	0.32%		(1.09%	)	5.78%
	10.13	1.30%	5,594	0.50%	2.81%	(0.14%	)	(2.45%	)	0.86%

Class C:	$10.98	4.87%	$69,725	0.50%	1.68%	0.51%		(0.67%	)	2.15%
	10.49	4.53%	52,510	0.50%	1.91%	0.32%		(1.09%	)	5.78%
	10.12	1.20%	16,870	0.50%	2.81%	(0.14%	)	(2.45%	)	0.86%

Class R:	$11.05	0.00%	$10	0.00% (7)	N/A (8)	N/A	(8)	N/A	(8)	N/A	(8)

See explanation of references at the end of this section.

9

PACIFIC FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each period or year ended were as follows:

			Investment Activities			Distributions

		Net Asset
		Value,	Net
		Beginning	Investment	Net Realized and	Total from	Dividends from	Distributions
		of Period	Income	Unrealized Gain	Investment	Net Investment	from Capital	Total
		or Year	(Loss)	(Loss)	Operations	Income	Gains	Distributions

PF Portfolio Optimization Model D

Class A:	4/1/2005-9/30/2005 (4)	$10.66	$0.03	$0.63	$0.66	$—	($0.04)	($0.04)
	4/1/2004-3/31/2005 (5)	10.11	0.05	0.58	0.63	(0.06)	(0.02)	(0.08)
	12/31/2003-3/31/2004 (5)	10.00	0.01	0.10	0.11	—	—	—

Class B:	4/1/2005-9/30/2005 (4)	$10.63	$0.01	$0.62	$0.63	$—	($0.04)	($0.04)
	4/1/2004-3/31/2005 (5)	10.10	— (7)	0.58	0.58	(0.03)	(0.02)	(0.05)
	12/31/2003-3/31/2004 (5)	10.00	(0.01)	0.11	0.10	—	—	—

Class C:	4/1/2005-9/30/2005 (4)	$10.61	$0.01	$0.62	$0.63	$—	($0.04)	($0.04)
	4/1/2004-3/31/2005 (5)	10.09	— (7)	0.57	0.57	(0.03)	(0.02)	(0.05)
	12/31/2003-3/31/2004 (5)	10.00	(0.01)	0.10	0.09	—	—	—

Class R:	9/30/2005 (4), (6)	$11.28	$— (7)	$—	$— (7)	$—	$—	$—

PF Portfolio Optimization Model E

Class A:	4/1/2005-9/30/2005 (4)	$10.75	$0.01	$0.78	$0.79	$—	($0.04)	($0.04)
	4/1/2004-3/31/2005 (5)	10.08	0.02	0.70	0.72	(0.02)	(0.03)	(0.05)
	12/31/2003-3/31/2004 (5)	10.00	— (7)	0.08	0.08	—	—	—

Class B:	4/1/2005-9/30/2005 (4)	$10.72	($0.01)	$0.77	$0.76	$—	($0.04)	($0.04)
	4/1/2004-3/31/2005 (5)	10.07	(0.03)	0.71	0.68	—	(0.03)	(0.03)
	12/31/2003-3/31/2004 (5)	10.00	(0.01)	0.08	0.07	—	—	—

Class C:	4/1/2005-9/30/2005 (4)	$10.72	($0.01)	$0.76	$0.75	$—	($0.04)	($0.04)
	4/1/2004-3/31/2005 (5)	10.07	(0.03)	0.71	0.68	—	(0.03)	(0.03)
	12/31/2003-3/31/2004 (5)	10.00	(0.01)	0.08	0.07	—	—	—

Class R:	9/30/2005 (4), (6)	$11.50	$— (7)	$—	$— (7)	$—	$—	$—

PF AIM Blue Chip Fund

Class A:	4/1/2005-9/30/2005 (4), (5)	$10.14	($0.03)	$0.39	$0.36	$—	$—	$—
	4/1/2004-3/31/2005 (5)	10.19	(0.01)	(0.04)	(0.05)	—	—	—
	4/1/2003-3/31/2004 (5)	8.05	(0.07)	2.21	2.14	—	—	—
	4/1/2002-3/31/2003 (5)	10.96	(0.06)	(2.85)	(2.91)	—	—	—
	9/28/2001-3/31/2002 (5)	10.00	(0.05)	1.06	1.01	(0.03)	(0.02)	(0.05)

Class B:	4/1/2005-9/30/2005 (4), (5)	$9.98	($0.06)	$0.39	$0.33	$—	$—	$—
	4/1/2004-3/31/2005 (5)	10.07	(0.06)	(0.03)	(0.09)	—	—	—
	4/1/2003-3/31/2004 (5)	7.98	(0.11)	2.20	2.09	—	—	—
	4/1/2002-3/31/2003 (5)	10.94	(0.10)	(2.86)	(2.96)	—	—	—
	9/28/2001-3/31/2002 (5)	10.00	(0.08)	1.06	0.98	(0.02)	(0.02)	(0.04)

Class C:	4/1/2005-9/30/2005 (4), (5)	$9.97	($0.06)	$0.39	$0.33	$—	$—	$—
	4/1/2004-3/31/2005 (5)	10.06	(0.06)	(0.03)	(0.09)	—	—	—
	4/1/2003-3/31/2004 (5)	7.98	(0.11)	2.19	2.08	—	—	—
	4/1/2002-3/31/2003 (5)	10.93	(0.10)	(2.85)	(2.95)	—	—	—
	9/28/2001-3/31/2002 (5)	10.00	(0.08)	1.06	0.98	(0.03)	(0.02)	(0.05)

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios/Supplemental Data

					Ratios of	Ratios of	Ratios of Net		Ratios of Net
					Expenses	Expenses	Investment		Investment Income
					After	Before	Income (Loss)		(Loss) Before
	Net Asset			Net Assets,	Expense	Expense	After Expense		Expense
	Value, End			End of Period	Reductions to	Reductions to	Reductions to		Reductions to		Portfolio
	of Period	Total		or Year	Average Net	Average Net	Average Net		Average Net		Turnover
	or Year	Returns (1)		(in thousands)	Assets (2), (3)	Assets (3)	Assets (3)		Assets (2), (3)		Rates

PF Portfolio Optimization Model D

Class A:	$11.28	6.18%		$63,450	0.00%	1.17%	0.61%		(0.56%	)	0.09%
	10.66	6.26%		43,986	0.00%	1.43%	0.52%		(0.91%	)	10.16%
	10.11	1.10%		13,362	0.00%	2.47%	0.22%		(2.25%	)	0.68%

Class B:	$11.22	5.91%		$26,641	0.50%	1.67%	0.11%		(1.06%	)	0.09%
	10.63	5.79%		18,954	0.50%	1.93%	0.02%		(1.41%	)	10.16%
	10.10	1.00%		6,962	0.50%	2.97%	(0.28%	)	(2.75%	)	0.68%

Class C:	$11.20	5.93%		$67,465	0.50%	1.67%	0.11%		(1.06%	)	0.09%
	10.61	5.72%		48,159	0.50%	1.93%	0.02%		(1.41%	)	10.16%
	10.09	0.90%		12,719	0.50%	2.97%	(0.28%	)	(2.75%	)	0.68%

Class R:	$11.28	0.00%		$10	0.00%	N/A (8)	N/A	(8)	N/A	(8)	N/A (8)

PF Portfolio Optimization Model E

Class A:	$11.50	7.38%		$28,045	0.00%	1.27%	0.24%		(1.03%	)	9.40%
	10.75	7.17%		18,244	0.00%	1.75%	0.23%		(1.52%	)	22.37%
	10.08	0.80%		8,187	0.00%	2.52%	0.09%		(2.43%	)	0.00%

Class B:	$11.44	7.12%		$8,168	0.50%	1.77%	(0.26%	)	(1.53%	)	9.40%
	10.72	6.75%		6,110	0.50%	2.25%	(0.27%	)	(2.02%	)	22.37%
	10.07	0.70%		2,409	0.50%	3.02%	(0.41%	)	(2.93%	)	0.00%

Class C:	$11.43	7.03%		$21,473	0.50%	1.77%	(0.26%	)	(1.53%	)	9.40%
	10.72	6.75%		17,510	0.50%	2.25%	(0.27%	)	(2.02%	)	22.37%
	10.07	0.70%		7,868	0.50%	3.02%	(0.41%	)	(2.93%	)	0.00%

Class R:	$11.50	0.00%		$10	0.00%	N/A (8)	N/A	(8)	N/A	(8)	N/A (8)

PF AIM Blue Chip Fund

Class A:	$10.50	3.55%		$46,119	1.90%	2.30%	(0.62%	)	(1.02%	)	56.19%
	10.14	(0.49%	)	45,147	1.90%	2.37%	(0.08%	)	(0.55%	)	38.40%
	10.19	26.58%		23,408	1.90%	3.12%	(0.69%	)	(1.91%	)	78.30%
	8.05	(26.55%	)	7,922	1.90%	3.94%	(0.67%	)	(2.71%	)	35.58%
	10.96	10.09%		10,867	1.90%	5.99%	(0.92%	)	(5.01%	)	12.63%

Class B:	$10.31	3.31%		$561	2.40%	2.80%	(1.12%	)	(1.52%	)	56.19%
	9.98	(0.89%	)	526	2.40%	2.87%	(0.58%	)	(1.05%	)	38.40%
	10.07	26.19%		497	2.40%	3.62%	(1.19%	)	(2.41%	)	78.30%
	7.98	(27.06%	)	757	2.40%	4.44%	(1.17%	)	(3.21%	)	35.58%
	10.94	9.79%		43	2.40%	6.49%	(1.42%	)	(5.51%	)	12.63%

Class C:	$10.30	3.31%		$1,532	2.40%	2.80%	(1.12%	)	(1.52%	)	56.19%
	9.97	(0.89%	)	1,367	2.40%	2.87%	(0.58%	)	(1.05%	)	38.40%
	10.06	26.07%		1,090	2.40%	3.62%	(1.19%	)	(2.41%	)	78.30%
	7.98	(26.99%	)	1,467	2.40%	4.44%	(1.17%	)	(3.21%	)	35.58%
	10.93	9.74%		154	2.40%	6.49%	(1.42%	)	(5.51%	)	12.63%

See explanation of references at the end of this section.

10

PACIFIC FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each period or year ended were as follows:

			Investment Activities			Distributions

		Net Asset
		Value,	Net
		Beginning	Investment	Net Realized and	Total from	Dividends from	Distributions
		of Period	Income	Unrealized Gain	Investment	Net Investment	from Capital	Total
		or Year	(Loss)	(Loss)	Operations	Income	Gains	Distributions

PF AIM Aggressive Growth Fund

Class A:	4/1/2005-9/30/2005 (4), (5)	$11.78	($0.06)	$0.58	$0.52	$—	($1.81)	($1.81)
	4/1/2004-3/31/2005 (5)	11.53	(0.16)	0.69	0.53	—	(0.28)	(0.28)
	4/1/2003-3/31/2004 (5)	8.59	(0.15)	3.09	2.94	—	—	—
	4/1/2002-3/31/2003 (5)	11.63	(0.16)	(2.88)	(3.04)	—	—	—
	9/28/2001-3/31/2002 (5)	10.00	(0.09)	1.81	1.72	(0.02)	(0.07)	(0.09)

Class B:	4/1/2005-9/30/2005 (4), (5)	$11.59	($0.08)	$0.57	$0.49	$—	($1.81)	($1.81)
	4/1/2004-3/31/2005 (5)	11.41	(0.21)	0.67	0.46	—	(0.28)	(0.28)
	4/1/2003-3/31/2004 (5)	8.53	(0.22)	3.10	2.88	—	—	—
	4/1/2002-3/31/2003 (5)	11.61	(0.19)	(2.89)	(3.08)	—	—	—
	9/28/2001-3/31/2002 (5)	10.00	(0.12)	1.80	1.68	—	(0.07)	(0.07)

Class C:	4/1/2005-9/30/2005 (4), (5)	$11.61	($0.08)	$0.56	$0.48	$—	($1.81)	($1.81)
	4/1/2004-3/31/2005 (5)	11.42	(0.21)	0.68	0.47	—	(0.28)	(0.28)
	4/1/2003-3/31/2004 (5)	8.55	(0.23)	3.10	2.87	—	—	—
	4/1/2002-3/31/2003 (5)	11.61	(0.19)	(2.87)	(3.06)	—	—	—
	9/28/2001-3/31/2002 (5)	10.00	(0.12)	1.81	1.69	(0.01)	(0.07)	(0.08)

PF Goldman Sachs Short Duration Bond Fund

Class A:	4/1/2005-9/30/2005 (4), (5)	$9.85	$0.08	($0.04)	$0.04	($0.08)	$—	($0.08)
	4/1/2004-3/31/2005 (5)	10.09	0.09	(0.22)	(0.13)	(0.09)	(0.02)	(0.11)
	12/31/2003-3/31/2004 (5)	10.00	0.01	0.08	0.09	—	—	—

Class B:	4/1/2005-9/30/2005 (4), (5)	$9.85	$0.06	($0.05)	$0.01	($0.06)	$—	($0.06)
	4/1/2004-3/31/2005 (5)	10.08	0.04	(0.21)	(0.17)	(0.04)	(0.02)	(0.06)
	12/31/2003-3/31/2004 (5)	10.00	(0.01)	0.09	0.08	—	—	—

Class C:	4/1/2005-9/30/2005 (4), (5)	$9.83	$0.06	($0.04)	$0.02	($0.06)	$—	($0.06)
	4/1/2004-3/31/2005 (5)	10.08	0.04	(0.22)	(0.18)	(0.05)	(0.02)	(0.07)
	12/31/2003-3/31/2004 (5)	10.00	(0.01)	0.09	0.08	—	—	—

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios/Supplemental Data

					Ratios of	Ratios of	Ratios of Net		Ratios of Net
					Expenses	Expenses	Investment		Investment Income
					After	Before	Income (Loss)		(Loss) Before
	Net Asset			Net Assets,	Expense	Expense	After Expense		Expense
	Value, End			End of Period	Reductions to	Reductions to	Reductions to		Reductions to		Portfolio
	of Period	Total		or Year	Average Net	Average Net	Average Net		Average Net		Turnover
	or Year	Returns (1)		(in thousands)	Assets (2), (3)	Assets (3)	Assets (3)		Assets (2), (3)		Rates

PF AIM Aggressive Growth Fund

Class A:	$10.49	4.76%		$7,255	1.95%	3.42%	(1.06%	)	(2.53%	)	178.53%
	11.78	4.54%		7,116	1.95%	3.38%	(1.36%	)	(2.79%	)	201.57%
	11.53	34.23%		8,469	1.95%	3.55%	(1.61%	)	(3.21%	)	110.77%
	8.59	(26.14%	)	5,031	1.95%	4.27%	(1.66%	)	(3.98%	)	71.87%
	11.63	17.21%		7,654	1.95%	6.84%	(1.67%	)	(6.56%	)	44.75%

Class B:	$10.27	4.55%		$309	2.45%	3.92%	(1.56%	)	(3.03%	)	178.53%
	11.59	3.97%		283	2.45%	3.88%	(1.86%	)	(3.29%	)	201.57%
	11.41	33.61%		267	2.45%	4.05%	(2.11%	)	(3.71%	)	110.77%
	8.53	(26.44%	)	63	2.45%	4.77%	(2.16%	)	(4.48%	)	71.87%
	11.61	16.84%		12	2.45%	7.34%	(2.17%	)	(7.06%	)	44.75%

Class C:	$10.28	4.46%		$600	2.45%	3.92%	(1.56%	)	(3.03%	)	178.53%
	11.61	4.06%		585	2.45%	3.88%	(1.86%	)	(3.29%	)	201.57%
	11.42	33.57%		360	2.45%	4.05%	(2.11%	)	(3.71%	)	110.77%
	8.55	(26.36%	)	115	2.45%	4.77%	(2.16%	)	(4.48%	)	71.87%
	11.61	16.91%		25	2.45%	7.34%	(2.17%	)	(7.06%	)	44.75%

PF Goldman Sachs Short Duration Bond Fund

Class A:	$9.81	0.43%		$41,959	1.55%	1.87%	1.69%		1.37%		53.39%
	9.85	(1.34%	)	35,333	1.55%	2.34%	0.93%		0.14%		203.81%
	10.09	0.90%		13,617	1.55%	2.72%	0.23%		(0.94%	)	144.88%

Class B:	$9.80	0.14%		$31	2.05%	2.37%	1.19%		0.87%		53.39%
	9.85	(1.77%	)	13	2.05%	2.84%	0.43%		(0.36%	)	203.81%
	10.08	0.80%		10	2.05%	3.22%	(0.27%	)	(1.44%	)	144.88%

Class C:	$9.79	0.17%		$560	2.05%	2.37%	1.19%		0.87%		53.39%
	9.83	(1.81%	)	579	2.05%	2.84%	0.43%		(0.36%	)	203.81%
	10.08	0.80%		62	2.05%	3.22%	(0.27%	)	(1.44%	)	144.88%

See explanation of references at the end of this section.

11

PACIFIC FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each period or year ended were as follows:

			Investment Activities			Distributions

		Net Asset
		Value,	Net
		Beginning	Investment	Net Realized and	Total from	Dividends from	Distributions
		of Period	Income	Unrealized Gain	Investment	Net Investment	from Capital	Total
		or Year	(Loss)	(Loss)	Operations	Income	Gains	Distributions

PF Janus Growth LT Fund

Class A:	4/1/2005-9/30/2005 (4), (5)	$10.64	($0.04)	$0.78	$0.74	$—	$—	$—
	4/1/2004-3/31/2005 (5)	10.34	(0.05)	0.35	0.30	—	—	—
	4/1/2003-3/31/2004 (5)	7.62	(0.10)	2.82	2.72	—	—	—
	4/1/2002-3/31/2003	10.32	(0.08)	(2.62)	(2.70)	—	—	—
	9/28/2001-3/31/2002 (5)	10.00	(0.04)	0.39	0.35	(0.03)	—	(0.03)

Class B:	4/1/2005-9/30/2005 (4), (5)	$10.49	($0.06)	$0.76	$0.70	$—	$—	$—
	4/1/2004-3/31/2005 (5)	10.24	(0.10)	0.35	0.25	—	—	—
	4/1/2003-3/31/2004 (5)	7.58	(0.15)	2.81	2.66	—	—	—
	4/1/2002-3/31/2003	10.30	(0.06)	(2.66)	(2.72)	—	—	—
	9/28/2001-3/31/2002 (5)	10.00	(0.07)	0.40	0.33	(0.03)	—	(0.03)

Class C:	4/1/2005-9/30/2005 (4), (5)	$10.46	($0.06)	$0.75	$0.69	$—	$—	$—
	4/1/2004-3/31/2005 (5)	10.21	(0.10)	0.35	0.25	—	—	—
	4/1/2003-3/31/2004 (5)	7.57	(0.15)	2.79	2.64	—	—	—
	4/1/2002-3/31/2003	10.31	(0.08)	(2.66)	(2.74)	—	—	—
	9/28/2001-3/31/2002 (5)	10.00	(0.07)	0.40	0.33	(0.02)	—	(0.02)

PF Lazard Mid- Cap Value Fund

Class A:	4/1/2005-9/30/2005 (4)	$9.90	($0.01)	$0.70	$0.69	($0.01)	($0.04)	($0.05)
	12/31/2004-3/31/2005 (5)	10.00	(0.01)	(0.09)	(0.10)	—	—	—

Class B:	4/1/2005-9/30/2005 (4)	$9.89	($0.02)	$0.70	$0.68	$—	($0.04)	($0.04)
	12/31/2004-3/31/2005 (5)	10.00	(0.02)	(0.09)	(0.11)	—	—	—

Class C:	4/1/2005-9/30/2005 (4)	$9.89	($0.02)	$0.69	$0.67	($0.01)	($0.04)	($0.05)
	12/31/2004-3/31/2005 (5)	10.00	(0.02)	(0.09)	(0.11)	—	—	—

PF Lazard International Value Fund

Class A:	4/1/2005-9/30/2005 (4), (5)	$13.22	$0.11	$0.63	$0.74	($0.02)	($0.03)	($0.05)
	4/1/2004-3/31/2005 (5)	11.89	0.08	1.46	1.54	(0.02)	(0.19)	(0.21)
	4/1/2003-3/31/2004 (5)	8.73	0.06	3.13	3.19	(0.03)	—	(0.03)
	4/1/2002-3/31/2003 (5)	11.09	0.07	(2.33)	(2.26)	(0.04)	(0.06)	(0.10)
	9/28/2001-3/31/2002 (5)	10.00	(0.02)	1.14	1.12	(0.03)	—	(0.03)

Class B:	4/1/2005-9/30/2005 (4), (5)	$13.00	$0.07	$0.63	$0.70	$—	($0.03)	($0.03)
	4/1/2004-3/31/2005 (5)	11.73	0.01	1.45	1.46	—	(0.19)	(0.19)
	4/1/2003-3/31/2004 (5)	8.66	0.02	3.07	3.09	(0.02)	—	(0.02)
	4/1/2002-3/31/2003 (5)	11.08	0.02	(2.33)	(2.31)	(0.05)	(0.06)	(0.11)
	9/28/2001-3/31/2002 (5)	10.00	(0.05)	1.14	1.09	(0.01)	—	(0.01)

Class C:	4/1/2005-9/30/2005 (4), (5)	$13.00	$0.07	$0.62	$0.69	$—	($0.03)	($0.03)
	4/1/2004-3/31/2005 (5)	11.73	0.01	1.45	1.46	—	(0.19)	(0.19)
	4/1/2003-3/31/2004 (5)	8.66	0.02	3.07	3.09	(0.02)	—	(0.02)
	4/1/2002-3/31/2003 (5)	11.07	0.02	(2.32)	(2.30)	(0.05)	(0.06)	(0.11)
	9/28/2001-3/31/2002 (5)	10.00	(0.05)	1.14	1.09	(0.02)	—	(0.02)

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios/Supplemental Data

					Ratios of	Ratios of	Ratios of Net		Ratios of Net
					Expenses	Expenses	Investment		Investment Income
					After	Before	Income (Loss)		(Loss) Before
	Net Asset			Net Assets,	Expense	Expense	After Expense		Expense
	Value, End			End of Period	Reductions to	Reductions to	Reductions to		Reductions to		Portfolio
	of Period	Total		or Year	Average Net	Average Net	Average Net		Average Net		Turnover
	or Year	Returns (1)		(in thousands)	Assets (2), (3)	Assets (3)	Assets (3)		Assets (2), (3)		Rates

PF Janus Growth LT Fund

Class A:	$11.38	6.96%		$25,248	1.70%	2.24%	(0.64%	)	(1.18%	)	17.70%
	10.64	2.90%		19,585	1.70%	2.54%	(0.44%	)	(1.28%	)	42.84%
	10.34	35.70%		11,994	1.70%	3.21%	(1.08%	)	(2.59%	)	42.65%
	7.62	(26.16%	)	6,832	1.70%	4.01%	(0.95%	)	(3.26%	)	124.73%
	10.32	3.50%		9,819	1.70%	6.29%	(0.78%	)	(5.37%	)	64.33%

Class B:	$11.19	6.67%		$416	2.20%	2.74%	(1.14%	)	(1.68%	)	17.70%
	10.49	2.44%		373	2.20%	3.04%	(0.94%	)	(1.78%	)	42.84%
	10.24	34.91%		293	2.20%	3.71%	(1.58%	)	(3.09%	)	42.65%
	7.58	(26.31%	)	301	2.20%	4.51%	(1.45%	)	(3.76%	)	124.73%
	10.30	3.27%		57	2.20%	6.79%	(1.28%	)	(5.87%	)	64.33%

Class C:	$11.15	6.60%		$701	2.20%	2.74%	(1.14%	)	(1.68%	)	17.70%
	10.46	2.45%		472	2.20%	3.04%	(0.94%	)	(1.78%	)	42.84%
	10.21	34.87%		400	2.20%	3.71%	(1.58%	)	(3.09%	)	42.65%
	7.57	(26.58%	)	624	2.20%	4.51%	(1.45%	)	(3.76%	)	124.73%
	10.31	3.33%		84	2.20%	6.79%	(1.28%	)	(5.87%	)	64.33%

PF Lazard Mid- Cap Value Fund

Class A:	$10.54	6.93%		$29,667	1.80%	2.42%	(0.15%	)	(0.77%	)	50.58%
	9.90	(1.00%	)	25,454	1.80%	3.20%	(0.42%	)	(1.82%	)	16.26%

Class B:	$10.53	6.67%		$47	2.30%	2.92%	(0.65%	)	(1.27%	)	50.58%
	9.89	(1.10%	)	33	2.30%	3.70%	(0.92%	)	(2.32%	)	16.26%

Class C:	$10.51	6.74%		$141	2.30%	2.92%	(0.65%	)	(1.27%	)	50.58%
	9.89	(1.10%	)	73	2.30%	3.70%	(0.92%	)	(2.32%	)	16.26%

PF Lazard International Value Fund

Class A:	$13.91	5.63%		$63,022	1.80%	2.18%	1.62%		1.24%		4.30%
	13.22	13.13%		50,801	1.80%	2.45%	0.62%		(0.03%	)	20.92%
	11.89	36.57%		20,007	1.80%	2.86%	0.73%		(0.33%	)	58.63%
	8.73	(20.50%	)	7,218	1.80%	3.89%	0.76%		(1.33%	)	19.60%
	11.09	11.21%		7,817	1.80%	7.07%	(0.35%	)	(5.62%	)	7.11%

Class B:	$13.67	5.40%		$374	2.30%	2.68%	1.12%		0.74%		4.30%
	13.00	12.59%		449	2.30%	2.95%	0.12%		(0.53%	)	20.92%
	11.73	35.79%		324	2.30%	3.36%	0.23%		(0.83%	)	58.63%
	8.66	(20.93%	)	771	2.30%	4.39%	0.26%		(1.83%	)	19.60%
	11.08	10.95%		26	2.30%	7.57%	(0.85%	)	(6.12%	)	7.11%

Class C:	$13.66	5.36%		$1,465	2.30%	2.68%	1.12%		0.74%		4.30%
	13.00	12.59%		1,212	2.30%	2.95%	0.12%		(0.53%	)	20.92%
	11.73	35.79%		781	2.30%	3.36%	0.23%		(0.83%	)	58.63%
	8.66	(20.93%	)	1,656	2.30%	4.39%	0.26%		(1.83%	)	19.60%
	11.07	10.91%		143	2.30%	7.57%	(0.85%	)	(6.12%	)	7.11%

See explanation of references at the end of this section.

12

PACIFIC FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each period or year ended were as follows:

			Investment Activities			Distributions

		Net Asset
		Value,	Net
		Beginning	Investment	Net Realized and	Total from	Dividends from	Distributions
		of Period	Income	Unrealized Gain	Investment	Net Investment	from Capital	Total
		or Year	(Loss)	(Loss)	Operations	Income	Gains	Distributions

PF MFS International Large-Cap Fund (9)

Class A:	4/1/2005-9/30/2005 (4), (5)	$12.83	$0.06	$0.97	$1.03	($0.01)	($0.01)	($0.02)
	4/1/2004-3/31/2005 (5)	11.61	(0.01)	1.46	1.45	—	(0.23)	(0.23)
	4/1/2003-3/31/2004 (5)	8.20	(0.04)	3.45	3.41	—	—	—
	4/1/2002-3/31/2003 (5)	11.03	(0.04)	(2.59)	(2.63)	—	(0.20)	(0.20)
	9/28/2001-3/31/2002 (5)	10.00	(0.05)	1.10	1.05	(0.01)	(0.01)	(0.02)

Class B:	4/1/2005-9/30/2005 (4), (5)	$12.60	$0.03	$0.95	$0.98	$—	($0.01)	($0.01)
	4/1/2004-3/31/2005 (5)	11.46	(0.07)	1.44	1.37	—	(0.23)	(0.23)
	4/1/2003-3/31/2004 (5)	8.14	(0.09)	3.41	3.32	—	—	—
	4/1/2002-3/31/2003 (5)	11.01	(0.08)	(2.59)	(2.67)	—	(0.20)	(0.20)
	9/28/2001-3/31/2002 (5)	10.00	(0.08)	1.10	1.02	—	(0.01)	(0.01)

Class C:	4/1/2005-9/30/2005 (4), (5)	$12.62	$0.03	$0.96	$0.99	$—	($0.01)	($0.01)
	4/1/2004-3/31/2005 (5)	11.48	(0.07)	1.44	1.37	—	(0.23)	(0.23)
	4/1/2003-3/31/2004 (5)	8.14	(0.09)	3.43	3.34	—	—	—
	4/1/2002-3/31/2003 (5)	11.01	(0.08)	(2.59)	(2.67)	—	(0.20)	(0.20)
	9/28/2001-3/31/2002 (5)	10.00	(0.08)	1.10	1.02	—	(0.01)	(0.01)

PF Oppenheimer Main Street Core Fund

Class A:	9/30/2005 (4), (6)	$10.00	$—	$—	$—	$—	$—	$—

PF Oppenheimer Emerging Markets Fund

Class A:	9/30/2005 (4), (6)	$10.00	$—	$—	$—	$—	$—	$—

PF PIMCO Managed Bond Fund

Class A:	4/1/2005-9/30/2005 (4), (5)	$10.03	$0.13	$0.14	$0.27	($0.12)	$—	($0.12)
	4/1/2004-3/31/2005 (5)	10.45	0.14	(0.09)	0.05	(0.25)	(0.22)	(0.47)
	4/1/2003-3/31/2004 (5)	10.16	0.17	0.46	0.63	(0.34)	—	(0.34)
	4/1/2002-3/31/2003 (5)	9.85	0.21	1.02	1.23	(0.36)	(0.56)	(0.92)
	9/28/2001-3/31/2002	10.00	0.06	(0.09)	(0.03)	(0.07)	(0.05)	(0.12)

Class B:	4/1/2005-9/30/2005 (4), (5)	$10.01	$0.10	$0.14	$0.24	($0.09)	$—	($0.09)
	4/1/2004-3/31/2005 (5)	10.44	0.09	(0.10)	(0.01)	(0.20)	(0.22)	(0.42)
	4/1/2003-3/31/2004 (5)	10.14	0.12	0.46	0.58	(0.28)	—	(0.28)
	4/1/2002-3/31/2003 (5)	9.84	0.15	1.03	1.18	(0.32)	(0.56)	(0.88)
	9/28/2001-3/31/2002	10.00	0.04	(0.10)	(0.06)	(0.05)	(0.05)	(0.10)

Class C:	4/1/2005-9/30/2005 (4), (5)	$10.02	$0.10	$0.14	$0.24	($0.09)	$—	($0.09)
	4/1/2004-3/31/2005 (5)	10.44	0.09	(0.09)	—	(0.20)	(0.22)	(0.42)
	4/1/2003-3/31/2004 (5)	10.14	0.12	0.46	0.58	(0.28)	—	(0.28)
	4/1/2002-3/31/2003 (5)	9.84	0.15	1.03	1.18	(0.32)	(0.56)	(0.88)
	9/28/2001-3/31/2002	10.00	0.04	(0.10)	(0.06)	(0.05)	(0.05)	(0.10)

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios/Supplemental Data

					Ratios of	Ratios of	Ratios of Net		Ratios of Net
					Expenses	Expenses	Investment		Investment Income
					After	Before	Income (Loss)		(Loss) Before
	Net Asset			Net Assets,	Expense	Expense	After Expense		Expense
	Value, End			End of Period	Reductions to	Reductions to	Reductions to		Reductions to		Portfolio
	of Period	Total		or Year	Average Net	Average Net	Average Net		Average Net		Turnover
	or Year	Returns (1)		(in thousands)	Assets (2), (3)	Assets (3)	Assets (3)		Assets (2), (3)		Rates

PF MFS International Large-Cap Fund (9)

Class A:	$13.84	8.04%		$46,818	2.00%	2.83%	0.95%		0.12%		24.36%
	12.83	12.73%		38,195	2.00%	3.35%	(0.12%	)	(1.47%	)	55.12%
	11.61	41.59%		15,358	2.03%	5.96%	(0.38%	)	(4.31%	)	150.05%
	8.20	(24.11%	)	4,505	2.05%	9.08%	(0.40%	)	(7.43%	)	137.37%
	11.03	10.54%		6,808	2.05%	9.38%	(0.92%	)	(8.25%	)	77.66%

Class B:	$13.57	7.80%		$351	2.50%	3.33%	0.45%		(0.38%	)	24.36%
	12.60	12.18%		391	2.50%	3.85%	(0.62%	)	(1.97%	)	55.12%
	11.46	40.79%		265	2.53%	6.46%	(0.88%	)	(4.81%	)	150.05%
	8.14	(24.52%	)	58	2.55%	9.58%	(0.90%	)	(7.93%	)	137.37%
	11.01	10.24%		22	2.55%	9.88%	(1.42%	)	(8.75%	)	77.66%

Class C:	$13.60	7.87%		$735	2.50%	3.33%	0.45%		(0.38%	)	24.36%
	12.62	12.16%		593	2.50%	3.85%	(0.62%	)	(1.97%	)	55.12%
	11.48	40.86%		222	2.53%	6.46%	(0.88%	)	(4.81%	)	150.05%
	8.14	(24.43%	)	79	2.55%	9.58%	(0.90%	)	(7.93%	)	137.37%
	11.01	10.24%		11	2.55%	9.88%	(1.42%	)	(8.75%	)	77.66%

PF Oppenheimer Main Street Core Fund

Class A:	$10.00	0.00%		$10	1.60%	N/A (8)	N/A	(8)	N/A	(8)	N/A (8)

PF Oppenheimer Emerging Markets Fund

Class A:	$10.00	0.00%		$10	1.95%	N/A (8)	N/A	(8)	N/A	(8)	N/A (8)

PF PIMCO Managed Bond Fund

Class A:	$10.18	2.67%		$54,043	1.55%	1.98%	2.48%		2.05%		280.75%
	10.03	0.56%		42,546	1.55%	2.22%	1.37%		0.70%		323.24%
	10.45	6.28%		19,802	1.55%	2.86%	1.65%		0.34%		459.70%
	10.16	12.80%		18,236	1.55%	2.82%	2.02%		0.75%		445.26%
	9.85	(0.28%	)	33,055	1.55%	2.54%	1.16%		0.17%		522.25%

Class B:	$10.16	2.42%		$1,159	2.05%	2.48%	1.98%		1.55%		280.75%
	10.01	(0.05%	)	1,135	2.05%	2.72%	0.87%		0.20%		323.24%
	10.44	5.86%		972	2.05%	3.36%	1.15%		(0.16%	)	459.70%
	10.14	12.27%		1,986	2.05%	3.32%	1.52%		0.25%		445.26%
	9.84	(0.55%	)	173	2.05%	3.04%	0.66%		(0.33%	)	522.25%

Class C:	$10.17	2.40%		$2,213	2.05%	2.48%	1.98%		1.55%		280.75%
	10.02	0.04%		2,353	2.05%	2.72%	0.87%		0.20%		323.24%
	10.44	5.86%		2,315	2.05%	3.36%	1.15%		(0.16%	)	459.70%
	10.14	12.28%		4,573	2.05%	3.32%	1.52%		0.25%		445.26%
	9.84	(0.57%	)	370	2.05%	3.04%	0.66%		(0.33%	)	522.25%

See explanation of references at the end of this section.

13

PACIFIC FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each period or year ended were as follows:

			Investment Activities			Distributions

		Net Asset
		Value,	Net
		Beginning	Investment	Net Realized and	Total from	Dividends from	Distributions
		of Period	Income	Unrealized Gain	Investment	Net Investment	from Capital	Total
		or Year	(Loss)	(Loss)	Operations	Income	Gains	Distributions

PF PIMCO Inflation Managed Fund

Class A:	4/1/2005-9/30/2005 (4), (5)	$10.51	$0.22	$0.02	$0.24	($0.19)	($0.01)	($0.20)
	4/1/2004-3/31/2005 (5)	10.93	0.20	(0.01)	0.19	(0.26)	(0.35)	(0.61)
	4/1/2003-3/31/2004 (5)	10.28	0.12	0.96	1.08	(0.20)	(0.23)	(0.43)
	12/31/2002-3/31/2003 (5)	10.00	0.06	0.27	0.33	(0.05)	—	(0.05)

Class B:	4/1/2005-9/30/2005 (4), (5)	$10.45	$0.19	$0.02	$0.21	($0.16)	($0.01)	($0.17)
	4/1/2004-3/31/2005 (5)	10.89	0.15	(0.02)	0.13	(0.22)	(0.35)	(0.57)
	4/1/2003-3/31/2004 (5)	10.27	0.07	0.95	1.02	(0.17)	(0.23)	(0.40)
	12/31/2002-3/31/2003 (5)	10.00	0.04	0.28	0.32	(0.05)	—	(0.05)

Class C:	4/1/2005-9/30/2005 (4), (5)	$10.45	$0.19	$0.02	$0.21	($0.16)	($0.01)	($0.17)
	4/1/2004-3/31/2005 (5)	10.89	0.15	(0.01)	0.14	(0.23)	(0.35)	(0.58)
	4/1/2003-3/31/2004 (5)	10.27	0.07	0.95	1.02	(0.17)	(0.23)	(0.40)
	12/31/2002-3/31/2003 (5)	10.00	0.04	0.28	0.32	(0.05)	—	(0.05)

PF Pacific Life Money Market Fund (10)

Class A:	4/1/2005-9/30/2005 (4)	$1.00	$0.01	$—	$0.01	($0.01)	$—	($0.01)
	4/1/2004-3/31/2005	1.00	0.01	—	0.01	(0.01)	—	(0.01)
	4/1/2003-3/31/2004	1.00	— (7)	—	— (7)	— (7)	—	— (7)
	4/1/2002-3/31/2003	1.00	0.01	—	0.01	(0.01)	—	(0.01)
	9/28/2001-3/31/2002	1.00	— (7)	—	— (7)	— (7)	—	— (7)

PF Salomon Brothers Large- Cap Value Fund

Class A:	4/1/2005-9/30/2005 (4)	$11.30	$0.01	$0.59	$0.60	($0.01)	$—	($0.01)
	4/1/2004-3/31/2005 (5)	10.94	0.06	0.35	0.41	(0.05)	—	(0.05)
	4/1/2003-3/31/2004 (5)	7.83	0.03	3.09	3.12	(0.01)	—	(0.01)
	4/1/2002-3/31/2003 (5)	10.92	0.04	(3.05)	(3.01)	(0.02)	(0.06)	(0.08)
	9/28/2001-3/31/2002 (5)	10.00	(0.01)	0.96	0.95	(0.02)	(0.01)	(0.03)

Class B:	4/1/2005-9/30/2005 (4)	$11.19	($0.01)	$0.57	$0.56	$—	$—	$—
	4/1/2004-3/31/2005 (5)	10.83	— (7)	0.36	0.36	—	—	—
	4/1/2003-3/31/2004 (5)	7.78	(0.02)	3.08	3.06	(0.01)	—	(0.01)
	4/1/2002-3/31/2003 (5)	10.91	(0.01)	(3.03)	(3.04)	(0.03)	(0.06)	(0.09)
	9/28/2001-3/31/2002 (5)	10.00	(0.03)	0.97	0.94	(0.02)	(0.01)	(0.03)

Class C:	4/1/2005-9/30/2005 (4)	$11.16	($0.01)	$0.57	$0.56	$—	$—	$—
	4/1/2004-3/31/2005 (5)	10.81	— (7)	0.35	0.35	—	—	—
	4/1/2003-3/31/2004 (5)	7.77	(0.02)	3.07	3.05	(0.01)	—	(0.01)
	4/1/2002-3/31/2003 (5)	10.90	(0.01)	(3.04)	(3.05)	(0.02)	(0.06)	(0.08)
	9/28/2001-3/31/2002 (5)	10.00	(0.03)	0.96	0.93	(0.02)	(0.01)	(0.03)

[Additional columns below]

[Continued from above table, first column(s) repeated]

Ratios/Supplemental Data

Ratios of	Ratios of	Ratios of Net	Ratios of Net
Expenses	Expenses	Investment	Investment Income
After	Before	Income (Loss)	(Loss) Before
Net Asset	Net Assets,	Expense	Expense	After Expense	Expense
Value, End	End of Period	Reductions to	Reductions to	Reductions to	Reductions to	Portfolio
of Period	Total	or Year	Average Net	Average Net	Average Net	Average Net	Turnover
or Year	Returns (1)	(in thousands)	Assets (2), (3)	Assets (3)	Assets (3)	Assets (2), (3)	Rates

PF PIMCO Inflation Managed Fund

Class A:	$10.55	2.24%	$49,576	1.55%	1.85%	4.06%	3.76%	61.19%
10.51	1.99%	36,465	1.55%	2.04%	1.96%	1.47%	284.19%
10.93	10.75%	16,263	1.55%	2.73%	1.13%	(0.05%	)	507.96%
10.28	3.30%	6,290	1.55%	4.00%	2.19%	(0.26%	)	199.92%

Class B:	$10.49	2.01%	$1,529	2.05%	2.35%	3.56%	3.26%	61.19%
10.45	1.43%	1,199	2.05%	2.54%	1.46%	0.97%	284.19%
10.89	10.20%	697	2.05%	3.23%	0.63%	(0.55%	)	507.96%
10.27	3.16%	161	2.05%	4.50%	1.69%	(0.76%	)	199.92%

Class C:	$10.49	1.97%	$4,849	2.05%	2.35%	3.56%	3.26%	61.19%
10.45	1.44%	5,682	2.05%	2.54%	1.46%	0.97%	284.19%
10.89	10.27%	4,065	2.05%	3.23%	0.63%	(0.55%	)	507.96%
10.27	3.11%	480	2.05%	4.50%	1.69%	(0.76%	)	199.92%

PF Pacific Life Money Market Fund (10)

Class A:	$1.00	1.19%	$22,059	0.82%	(11)	1.69%	2.36%	(11)	1.50%	N/A
1.00	0.77%	22,341	0.95%	2.05%	0.83%	(0.27%	)	N/A
1.00	0.18%	14,627	0.95%	2.53%	0.14%	(1.44%	)	N/A
1.00	0.58%	13,092	1.08%	2.50%	0.59%	(0.83%	)	N/A
1.00	0.33%	27,056	1.35%	2.59%	0.57%	(0.67%	)	N/A

PF Salomon Brothers Large- Cap Value Fund

Class A:	$11.89	5.30%	$59,987	1.80%	2.13%	0.27%	(0.06%	)	26.88%
11.30	3.78%	50,430	1.80%	2.28%	0.54%	0.06%	43.72%
10.94	39.91%	25,315	1.80%	2.73%	0.29%	(0.64%	)	38.10%
7.83	(27.69%	)	11,736	1.80%	2.94%	0.41%	(0.73%	)	49.00%
10.92	9.54%	19,748	1.80%	3.93%	(0.14%	)	(2.27%	)	27.37%

Class B:	$11.75	5.01%	$530	2.30%	2.63%	(0.23%	)	(0.56%	)	26.88%
11.19	3.32%	504	2.30%	2.78%	0.04%	(0.44%	)	43.72%
10.83	39.36%	556	2.30%	3.23%	(0.21%	)	(1.14%	)	38.10%
7.78	(28.02%	)	955	2.30%	3.44%	(0.09%	)	(1.23%	)	49.00%
10.91	9.38%	151	2.30%	4.43%	(0.64%	)	(2.77%	)	27.37%

Class C:	$11.72	4.92%	$1,606	2.30%	2.63%	(0.23%	)	(0.56%	)	26.88%
11.16	3.33%	1,538	2.30%	2.78%	0.04%	(0.44%	)	43.72%
10.81	39.27%	1,277	2.30%	3.23%	(0.21%	)	(1.14%	)	38.10%
7.77	(28.08%	)	2,015	2.30%	3.44%	(0.09%	)	(1.23%	)	49.00%
10.90	9.30%	243	2.30%	4.43%	(0.64%	)	(2.77%	)	27.37%

See explanation of references at the end of this section.

14

PACIFIC FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each period or year ended were as follows:

			Investment Activities			Distributions

		Net Asset
		Value,	Net
		Beginning	Investment	Net Realized and	Total from	Dividends from	Distributions
		of Period	Income	Unrealized Gain	Investment	Net Investment	from Capital	Total
		or Year	(Loss)	(Loss)	Operations	Income	Gains	Distributions

PF Van Kampen Comstock Fund (12)

Class A:	4/1/2005-9/30/2005 (4)	$12.58	$0.03	$0.09	$0.12	($0.02)	($0.34)	($0.36)
	4/1/2004-3/31/2005 (5)	11.37	0.07	1.19	1.26	(0.05)	—	(0.05)
	4/1/2003-3/31/2004 (5)	8.16	0.02	3.19	3.21	—	—	—
	4/1/2002-3/31/2003	11.45	(0.11)	(3.12)	(3.23)	—	(0.06)	(0.06)
	9/28/2001-3/31/2002 (5)	10.00	(0.05)	1.54	1.49	(0.04)	—	(0.04)

Class B:	4/1/2005-9/30/2005 (4)	$12.42	$0.01	$0.08	$0.09	$—	($0.34)	($0.34)
	4/1/2004-3/31/2005 (5)	11.24	0.01	1.17	1.18	—	—	—
	4/1/2003-3/31/2004 (5)	8.10	(0.03)	3.17	3.14	—	—	—
	4/1/2002-3/31/2003	11.43	(0.11)	(3.16)	(3.27)	—	(0.06)	(0.06)
	9/28/2001-3/31/2002 (5)	10.00	(0.07)	1.54	1.47	(0.04)	—	(0.04)

Class C:	4/1/2005-9/30/2005 (4)	$12.41	$0.01	$0.08	$0.09	($0.01)	($0.34)	($0.35)
	4/1/2004-3/31/2005 (5)	11.24	0.01	1.17	1.18	(0.01)	—	(0.01)
	4/1/2003-3/31/2004 (5)	8.11	(0.03)	3.16	3.13	—	—	—
	4/1/2002-3/31/2003	11.43	(0.11)	(3.15)	(3.26)	—	(0.06)	(0.06)
	9/28/2001-3/31/2002 (5)	10.00	(0.07)	1.53	1.46	(0.03)	—	(0.03)

PF Van Kampen Mid-Cap Growth Fund (13)

Class A:	4/1/2005-9/30/2005 (4)	$8.93	($0.06)	$1.31	$1.25	$—	$—	$—
	4/1/2004-3/31/2005 (5)	8.01	(0.12)	1.04	0.92	—	—	—
	4/1/2003-3/31/2004 (5)	5.92	(0.10)	2.19	2.09	—	—	—
	4/1/2002-3/31/2003	11.18	(0.09)	(4.33)	(4.42)	—	(0.84)	(0.84)
	9/28/2001-3/31/2002 (5)	10.00	(0.08)	1.45	1.37	(0.02)	(0.17)	(0.19)

Class B:	4/1/2005-9/30/2005 (4)	$8.80	($0.08)	$1.29	$1.21	$—	$—	$—
	4/1/2004-3/31/2005 (5)	7.93	(0.15)	1.02	0.87	—	—	—
	4/1/2003-3/31/2004 (5)	5.88	(0.14)	2.19	2.05	—	—	—
	4/1/2002-3/31/2003	11.17	(0.08)	(4.37)	(4.45)	—	(0.84)	(0.84)
	9/28/2001-3/31/2002 (5)	10.00	(0.11)	1.45	1.34	—	(0.17)	(0.17)

Class C:	4/1/2005-9/30/2005 (4)	$8.79	($0.08)	$1.28	$1.20	$—	$—	$—
	4/1/2004-3/31/2005 (5)	7.92	(0.16)	1.03	0.87	—	—	—
	4/1/2003-3/31/2004 (5)	5.88	(0.14)	2.18	2.04	—	—	—
	4/1/2002-3/31/2003	11.16	(0.09)	(4.35)	(4.44)	—	(0.84)	(0.84)
	9/28/2001-3/31/2002 (5)	10.00	(0.11)	1.46	1.35	(0.02)	(0.17)	(0.19)

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios/Supplemental Data

					Ratios of	Ratios of	Ratios of Net		Ratios of Net
					Expenses	Expenses	Investment		Investment Income
					After	Before	Income (Loss)		(Loss) Before
	Net Asset			Net Assets,	Expense	Expense	After Expense		Expense
	Value, End			End of Period	Reductions to	Reductions to	Reductions to		Reductions to		Portfolio
	of Period	Total		or Year	Average Net	Average Net	Average Net		Average Net		Turnover
	or Year	Returns (1)		(in thousands)	Assets (2), (3)	Assets (3)	Assets (3)		Assets (2), (3)		Rates

PF Van Kampen Comstock Fund (12)

Class A:	$12.34	0.97%		$28,704	1.90%	2.39%	0.61%		0.12%		10.67%
	12.58	11.08%		23,017	1.90%	2.70%	0.55%		(0.25%	)	34.41%
	11.37	39.34%		11,945	1.90%	3.59%	0.24%		(1.45%	)	105.34%
	8.16	(28.26%	)	5,331	1.90%	3.87%	(1.04%	)	(3.01%	)	37.78%
	11.45	14.94%		9,002	1.90%	6.26%	(0.84%	)	(5.20%	)	18.71%

Class B:	$12.17	0.76%		$455	2.40%	2.89%	0.11%		(0.38%	)	10.67%
	12.42	10.50%		388	2.40%	3.20%	0.05%		(0.75%	)	34.41%
	11.24	38.77%		453	2.40%	4.09%	(0.26%	)	(1.95%	)	105.34%
	8.10	(28.66%	)	201	2.40%	4.37%	(1.54%	)	(3.51%	)	37.78%
	11.43	14.71%		105	2.40%	6.76%	(1.34%	)	(5.70%	)	18.71%

Class C:	$12.15	0.75%		$1,078	2.40%	2.89%	0.11%		(0.38%	)	10.67%
	12.41	10.50%		872	2.40%	3.20%	0.05%		(0.75%	)	34.41%
	11.24	38.60%		226	2.40%	4.09%	(0.26%	)	(1.95%	)	105.34%
	8.11	(28.57%	)	74	2.40%	4.37%	(1.54%	)	(3.51%	)	37.78%
	11.43	14.67%		21	2.40%	6.76%	(1.34%	)	(5.70%	)	18.71%

PF Van Kampen Mid-Cap Growth Fund (13)

Class A:	$10.18	14.00%		$38,528	1.85%	2.28%	(1.37%	)	(1.80%	)	64.05%
	8.93	11.49%		36,882	1.85%	2.43%	(1.37%	)	(1.95%	)	82.70%
	8.01	35.30%		18,388	1.85%	3.29%	(1.42%	)	(2.86%	)	326.09%
	5.92	(40.51%	)	6,191	1.85%	4.31%	(1.39%	)	(3.85%	)	158.16%
	11.18	13.79%		11,383	1.85%	5.33%	(1.44%	)	(4.92%	)	70.54%

Class B:	$10.01	13.75%		$774	2.35%	2.78%	(1.87%	)	(2.30%	)	64.05%
	8.80	10.97%		667	2.35%	2.93%	(1.87%	)	(2.45%	)	82.70%
	7.93	34.86%		504	2.35%	3.79%	(1.92%	)	(3.36%	)	326.09%
	5.88	(40.84%	)	586	2.35%	4.81%	(1.89%	)	(4.35%	)	158.16%
	11.17	13.52%		82	2.35%	5.83%	(1.94%	)	(5.42%	)	70.54%

Class C:	$9.99	13.65%		$1,758	2.35%	2.78%	(1.87%	)	(2.30%	)	64.05%
	8.79	10.99%		1,436	2.35%	2.93%	(1.87%	)	(2.45%	)	82.70%
	7.92	34.69%		958	2.35%	3.79%	(1.92%	)	(3.36%	)	326.09%
	5.88	(40.78%	)	1,141	2.35%	4.81%	(1.89%	)	(4.35%	)	158.16%
	11.16	13.53%		116	2.35%	5.83%	(1.94%	)	(5.42%	)	70.54%

See explanation of references at the end of this section.

15

PACIFIC FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each period or year ended were as follows:

			Investment Activities			Distributions

		Net Asset
		Value,
		Beginning	Net	Net Realized and	Total from	Dividends from	Distributions
		of Period	Investment	Unrealized Gain	Investment	Net Investment	from Capital	Total
		or Year	Income	(Loss)	Operations	Income	Gains	Distributions

PF Van Kampen Real Estate Fund

Class A:	4/1/2005-9/30/2005 (4), (5)	$9.39	$0.07	$1.65	$1.72	($0.06)	$ —	($0.06)
	12/31/2004-3/31/2005 (5)	10.00	0.05	(0.64)	(0.59)	(0.02)	—	(0.02)

Class B:	4/1/2005-9/30/2005 (4), (5)	$9.39	$0.04	$1.64	$1.68	($0.04)	$—	($0.04)
	12/31/2004-3/31/2005 (5)	10.00	0.04	(0.64)	(0.60)	(0.01)	—	(0.01)

Class C:	4/1/2005-9/30/2005 (4), (5)	$9.38	$0.04	$1.65	$1.69	($0.03)	$—	($0.03)
	12/31/2004-3/31/2005 (5)	10.00	0.03	(0.64)	(0.61)	(0.01)	—	(0.01)

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios/Supplemental Data

					Ratios of	Ratios of	Ratios of Net	Ratios of Net
					Expenses	Expenses	Investment	Investment Income
					After	Before	Income	(Loss) Before
	Net Asset			Net Assets,	Expense	Expense	After Expense	Expense
	Value, End			End of Period	Reductions to	Reductions to	Reductions to	Reductions to	Portfolio
	of Period	Total		or Year	Average Net	Average Net	Average Net	Average Net	Turnover
	or Year	Returns (1)		(in thousands)	Assets (2), (3)	Assets (3)	Assets (3)	Assets (2), (3)	Rates

PF Van Kampen Real Estate Fund

Class A:	$11.05	18.29%		$18,595	2.05%	3.00%	1.33%	0.38%	2.98%
	9.39	(5.95%	)	13,853	2.05%	3.57%	2.01%	0.49%	0.79%

Class B:	$11.03	17.92%		$74	2.55%	3.50%	0.83%	(0.12% )	2.98%
	9.39	(6.05%	)	17	2.55%	4.07%	1.51%	(0.01% )	0.79%

Class C:	$11.04	18.04%		$41	2.55%	3.50%	0.83%	(0.12% )	2.98%
	9.38	(6.06%	)	32	2.55%	4.07%	1.51%	(0.01% )	0.79%

(1)	The total returns include reinvestment of all dividends and capital gain distributions, if any, and do not include deductions of any applicable sales charges. Total returns are not annualized for periods less than one full year.
(2)	The ratios of net expenses after expense reductions to average daily net assets are after adviser expense reimbursements and distributor waivers, if any. The ratios of net investment income (loss) before expense reductions to average daily net assets are grossed up by the adviser expense reimbursements and distributor waivers, if any.
(3)	The ratios are annualized for periods of less than one full year.
(4)	Unaudited.
(5)	Per share investment income has been calculated using the average shares method.

(6)	Class R shares of the PF Portfolio Optimization Funds, PF Oppenheimer Main Street Core Fund, and PF Oppenheimer Emerging Markets Fund commenced operations on September 30, 2005. Class R shares are offered only through the PF Portfolio Optimization Funds and the Oppenheimer Managed Funds offer Class A shares only.

(7)	Amount represents less than $0.005 per share or less than 0.005%.

(8)	The R shares of the Portfolio Optimization Funds, PF Oppenheimer Main Street Core, and PF Oppenheimer Emerging Markets Funds were in existence for one day during the reporting period and not enough information was available to provide meaningful results.

(9)	The PF MFS International Large-Cap Fund was formerly named the PF MFS Global Growth Fund.

(10)	Class B and C shares of the PF Pacific Life Money Market Fund were converted to Class A shares on June 29, 2005.

(11)	The expense cap for the PF Pacific Life Money Market Fund was 0.05% for the period 7/1/02-6/30/05. The effect of the 12b-1 waiver by the Distributor on the ratios of net expenses and net investment income (loss) after expense reductions to the average daily net assets for the PF Pacific Life Money Market Class A was at an annualized rate of 0.47%.

(12)	The PF Van Kampen Comstock Fund was formerly named the PF Janus Strategic Value Fund.
(13)	The PF Van Kampen Mid-Cap Growth Fund was formerly named the PF MFS Mid-Cap Growth Fund.

16

STATEMENT OF ADDITIONAL INFORMATION

Dated July 1, 2005, as amended and restated January 1, 2006.

      Pacific Funds is an open-end investment management company currently offering 21 investment funds (each, a “Fund”). The following are classified as diversified: PF Goldman Sachs Short Duration Bond Fund; PF Janus Growth LT Fund; PF Lazard Mid-Cap Value Fund; PF Lazard International Value Fund; PF Loomis Sayles Large-Cap Growth Fund; PF MFS International Large-Cap Fund; PF NB Fasciano Small Equity Fund; PF Oppenheimer Main Street® Core Fund*; PF Oppenheimer Emerging Markets Fund*; PF PIMCO Managed Bond Fund; PF PIMCO Inflation Managed Fund; PF Pacific Life Money Market Fund; and PF Salomon Brothers Large-Cap Value Fund. The following are classified as non-diversified: PF Portfolio Optimization Model A; PF Portfolio Optimization Model B; PF Portfolio Optimization Model C; PF Portfolio Optimization Model D; and PF Portfolio Optimization Model E (collectively referred to as the “Portfolio Optimization Funds”); PF Van Kampen Comstock Fund; PF Van Kampen Mid-Cap Growth Fund; and PF Van Kampen Real Estate Fund. Pacific Life Insurance Company is the Investment Adviser (Adviser) to Pacific Funds.

      This Statement of Additional Information (SAI) relates to Classes A, B, C, and R shares, as applicable, and is intended to supplement the information provided in the Class A, B, and C shares Prospectus dated July 1, 2005, as amended and restated October 1, 2005 and any supplements thereto, and the Class R shares Prospectus dated October 1, 2005 and any supplements thereto, (together the Prospectus) and has been filed with the Securities and Exchange Commission (SEC) as part of the Pacific Funds’ Registration Statement. Investors should note, however, that this SAI is not itself a prospectus and should be read carefully in conjunction with the Pacific Funds’ Prospectuses and retained for future reference. The contents of this SAI are incorporated by reference into the Pacific Funds Prospectuses. A copy of either Prospectus may be obtained free of charge from an authorized dealer or by writing to Pacific Funds at the address listed below. A copy of the Class A, B, and C shares Prospectus may also be obtained from the website listed below.

*This Fund is only available for investment by the Portfolio Optimization Funds.

Distributor:

Pacific Select Distributors, Inc.

700 Newport Center Drive
P.O. Box 9000
Newport Beach, CA 92660

Fund information:

Pacific Funds

P.O. Box 9768
Providence, RI 02940-9768
1-800-722-2333
Internet: www.PacificLife.com

i

ii

iii

INTRODUCTION

      This SAI is designed to elaborate upon information contained in the Prospectus, including the discussion of certain securities and investment techniques. The more detailed information contained herein is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of the Pacific Funds’ securities and investment techniques.

ADDITIONAL INVESTMENT POLICIES OF PACIFIC FUNDS

      The investment objective and principal investment policies of each Fund are described in the Prospectus. The following descriptions and the information in the section “Investment Restrictions” provide more detailed information on investment policies that apply to each Fund, and are intended to supplement the information provided in the Prospectus. Any percentage limitations noted unless otherwise specified, are based on market value at time of investment. If net assets are not specified, then percentage limits refer to total assets. Total assets are equal to the fair value of securities owned, cash, receivables, and other assets before deducting liabilities.

      The Portfolio Optimization Funds normally invest all of their assets in class A shares of other Pacific Funds, as described in the Prospectus. The Pacific Funds, other than the Portfolio Optimization Funds, may be referred to herein as the “Underlying Funds.”

      Unless otherwise noted, a Fund may invest up to 5% of its net assets in any type of security or investment not specifically noted in the Prospectus or this SAI that the Adviser or Fund Manager (the Manager) reasonably believes is compatible with the investment objectives and policies of that Fund, except that the Portfolio Optimization Funds will limit their investments to shares of the Underlying Funds, U.S. government securities (see description within this SAI, hereinafter referred to as U.S. Government Securities) and short-term debt instruments. Net assets are assets in each Fund, minus any liabilities.

      Unless otherwise noted, a Fund (other than the Portfolio Optimization Funds) may lend up to 33 1/3% of its assets to broker/dealers and other financial institutions to earn income, may borrow money for administrative or emergency purposes, may invest in restricted securities, and may invest up to 15% of its net assets in illiquid securities (up to 10% for the PF Pacific Life Money Market Fund).

PF Goldman Sachs Short Duration Bond Fund

      In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in: adjustable rate mortgage loans (ARMs) and real estate mortgage investment conduits (REMICs); asset-backed securities (including but not limited to those issued or guaranteed by U.S. government agencies, instrumentalities or sponsored entities); zero coupon bonds; deferred interest bonds; payment-in-kind (PIKs) bonds; variable and floating rate securities; and when issued or delayed delivery securities. At time of purchase, the debt securities in which the Fund may invest will be rated Aaa by Moody’s or AAA by S&P, or if not rated, of equivalent quality as determined by the Manager. The Fund may engage in short sales against the box.

      In addition to the derivatives described in the Prospectus, the Fund may also purchase and write (covered) put and call options on any security in which it may invest, on any securities index consisting of securities in which it may invest and on yield curve options. The Fund may also engage in various futures contracts and swap agreements and purchase and write (sell) put and call options thereon.

PF Janus Growth LT Fund

      In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in: warrants, however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities; preferred stocks; certificates of deposit; mortgage-related and asset-backed securities; commercial paper; U.S. Government Securities; rights; bank obligations (including certain foreign bank obligations); U.S. dollar-

denominated obligations of foreign governments, foreign government agencies and international agencies; convertible securities; variable and floating rate securities; firm commitment agreements; when-issued securities; repurchase agreements; and reverse repurchase agreements. The Fund may also invest in small capitalization stocks; U.S. dollar-denominated corporate debt securities of domestic issuers and debt securities of foreign issuers denominated in foreign currencies rated Baa or better by Moody’s or BBB or better by S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. The Fund may also invest up to 10% of its assets in bonds rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Fund may also invest in money market funds, including those managed by Janus, as a means of receiving a return on cash, pursuant to an exemptive order received by Janus from the SEC.

      The Fund is also permitted to invest in equity securities of foreign issuers if U.S. exchange listed. In addition, the Fund may purchase ADRs, EDRs, and Global Depositary Receipts (GDRs), and other types of receipts evidencing ownership of the underlying foreign securities. The Fund may purchase securities on margin and may engage in the purchase and writing of put and call options on securities, stock indexes, and foreign currencies. In addition, the Fund may purchase and sell interest rate, stock index, and foreign currency futures contracts and options thereon. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Fund may also engage in forward foreign currency contracts and foreign currency transactions.

PF Lazard Mid-Cap Value Fund

      In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in: preferred stocks; securities convertible into or exchangeable for common stocks; forward foreign currency contracts; repurchase agreements; reverse repurchase agreements; ADRs; GDRs; firm commitment agreements; and when-issued securities; and up to 5% of its assets in rights. The Fund may invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities. The Fund may purchase securities on margin and may invest a portion of its assets in investment grade debt securities, including: U.S. government securities; commercial paper; mortgage-related securities; variable and floating rate securities; other short-term bank obligations; and U.S. dollar-denominated corporate debt securities (including U.S. dollar-denominated debt securities of foreign issuers, certain foreign bank and government obligations, foreign government and international agencies).

      The Fund may borrow for investment purposes (leveraging) to the extent permitted under the Investment Company Act of 1940 as amended (1940 Act), which permits an investment company to engage in borrowing, provided that it maintains continuous asset coverage of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its securities within three days to reduce the amount of its borrowings and to restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

      The Fund may also purchase and write put and call options on securities, stock indexes and foreign currencies and may purchase cash-settled options on interest rate swaps and equity index swaps. The Fund may enter into interest rate, interest rate index, and currency exchange rate swap agreements and purchase and sell options thereon. In addition, the Fund may purchase or sell futures contracts on securities, stock indexes, and currency, and options thereon. The Fund may engage in foreign currency transactions: (1) to fix in U.S. dollars the value of a security the Fund has agreed to buy or sell between the trade and settlement dates; and (2) to hedge the U.S. dollar value of securities the Fund already owns. The Fund will enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. The Fund may also trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Fund may also invest in equity REITs.

PF Lazard International Value Fund

      In addition to the investment policies and techniques described in the Prospectus, the Fund may invest up to 5% of its assets, measured at the time of investment, in debt securities that are rated below investment grade, or if not rated, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Fund may also invest in: small capitalization stocks; nonconvertible fixed income securities denominated in foreign currencies; repurchase agreements; ADRs; EDRs; GDRs; or other securities convertible into equity securities of foreign issuers; variable and floating rate securities; U.S. Government Securities; bank obligations; firm commitment agreements; when-issued securities; and commercial paper denominated in foreign currencies. The Fund’s investments in convertible securities are not subject to the limitations described below or in the section “Bank Obligations.” The Fund may purchase securities on margin and may engage in short sales and short sales against the box.

      The Fund may also hold cash (in U.S. dollars or foreign currencies) or short-term securities denominated in such currencies to provide for redemptions; it is generally not expected that such reserve for redemptions will exceed 10% of the Fund’s assets. Securities which may be held for defensive purposes include nonconvertible preferred stock, debt securities, government securities issued by U.S. and foreign countries and money market securities.

      The Fund may borrow for investment purposes (leveraging) to the extent permitted under the 1940 Act, which permits an investment company to engage in borrowing, provided that it maintains continuous asset coverage of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and to restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

      The Fund may also invest in obligations of foreign banks (including U.S. branches of foreign banks) which at the time of investment (i) have more than U.S. $1 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the Manager, are of an investment quality comparable to fixed income obligations in which the Fund may invest. The Fund may also purchase and sell financial futures contracts, stock index futures contracts, and foreign currency futures contracts and options thereon. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. and may purchase and write put and call options on foreign currencies. The Fund may purchase and write put and call options on stock indexes and may invest in U.S. dollar-denominated corporate debt securities of domestic issuers (including U.S. dollar-denominated debt securities of foreign issuers) and debt securities of foreign issuers denominated in foreign currencies, rated Baa or higher by Moody’s or BBB or higher by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix. The Fund may also engage in foreign currency transactions and forward foreign currency contracts.

      Investors should understand that the expense ratio of the Fund can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Fund is higher.

PF Loomis Sayles Large-Cap Growth Fund (formerly called Blue Chip)

      In addition to the investment policies and techniques described in the Prospectus, the Fund may invest a portion of its assets in: preferred stocks, convertible securities, corporate debt securities, bankers acceptances, commercial paper, Equity and/ or debt real estate investment trusts, U.S. Government Securities, repurchase agreements, warrants, securities issued on a when-issued or delayed delivery basis, its agencies or instrumentalities, up to 10% of its assets in convertible securities, although the Fund will not invest in non-convertible corporate debt securities rated Ba or lower by Moody’s Investor’s Service, Inc. (Moody’s) or BB or lower by Standard and Poor’s Rating Services (S&P), or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond

Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Fund may also engage in short sales against the box.

      The Fund may also use forward contracts, futures contracts (including interest rate, currency or stock index futures), and purchase and write covered options on securities, indices, currencies, and futures contracts to attempt to hedge against the overall level of investment and currency risk associated with its investments. The Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund’s assets. The Fund may also engage in foreign currency transactions and forward currency contracts. The Fund will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceed 20% of the Fund’s assets.

      The Fund may borrow from banks and broker/ dealers. However, the Fund may not borrow for leveraging, but may borrow for temporary or emergency cash purposes in anticipation of or in response to adverse market conditions, or for cash management purposes.

PF MFS International Large-Cap Fund

      In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in: U.S. dollar-denominated and non-U.S. dollar-denominated foreign securities; depositary receipts including ADRs, GDRs and other types of depositary receipts; warrants and rights; repurchase agreements; investment in other investment companies (open and/or closed-end funds); and short-term instruments, including U.S. Government Securities; commercial paper and bank obligations.

      In addition to the derivatives described in the Prospectus, the Fund may also engage in foreign currency transactions and forward foreign currency contracts. The Fund may also engage in the purchase and writing of put and call options on foreign currencies, futures contracts, securities and stock indexes.

      Investors should understand that the expense ratio of the Fund can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Fund is higher.

PF NB Fasciano Small Equity Fund (formerly called Aggressive Growth)

      In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest a portion of its assets in: high-quality money market instruments; mortgage-related and asset-backed securities; convertible securities; repurchase agreements and reverse repurchase agreements; small-capitalization stocks; ADRs; U.S. government securities, its agencies or instrumentalities; U.S. dollar-denominated obligations of foreign governments, foreign government agencies and international agencies; variable and floating rate securities; firm commitment agreements; warrants and rights; when-issued securities; and securities of foreign issuers traded in the U.S. securities markets and outside the U.S. (including commercial paper).

      The Fund may invest in U.S. dollar-denominated corporate debt securities of domestic issuers (including U.S. dollar-denominated debt securities of foreign issuers) and debt securities of foreign issuers denominated in foreign currencies rated Baa or better by Moody’s or BBB or better by S&P, or, it not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities see “Description of Bond Ratings” in the Appendix.

      Bank obligations of foreign banks (including U.S. branches of foreign banks) in which the Fund may invest must, at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets be among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose of which do not offer all banking services) in the U.S.; and (iv) in the opinion of the Fund Manager, be of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

      In pursuing its investment objectives, the Fund may purchase put and call options on securities and securities indexes and may write covered call and secured put options. The Fund may also purchase and sell stock index futures contracts and options thereon. The Fund may buy or sell foreign currencies on a spot

(cash) basis and enter into forward foreign currency contracts or purchase and write options on foreign currencies or foreign currency futures contracts and purchase and write options thereon. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Fund may also engage in short sales against the box, as long as no more than 15% of the Fund’s net assets would be subject to such short sales at any time.

PF Oppenheimer Main Street® Core Fund

This fund is only available for investment by the Portfolio Optimization Funds.

      In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in high yield and convertible bonds; repurchase agreements; equity-linked and index-linked securities; rights; firm commitment agreements; and when-issued securities; and other fixed income securities including, but not limited to high yield/high risk debt securities. The Fund may invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities. The Fund is also permitted to invest in U.S. dollar-denominated corporate debt securities of domestic issuers and debt securities of foreign issuers denominated in foreign currencies. The Fund may also invest in debt securities rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.”

      To invest temporary cash balances, to maintain liquidity to meet redemptions or expenses, or for temporary defensive purposes, the Fund may invest in: money market instruments, including U.S. government securities, short-term bank obligations rated in the highest two rating categories by Moody’s or S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager; certificates of deposit; time deposits; loans or credit agreements; banker’s acceptances; short-term debt obligations of savings and loan institutions; and commercial paper and corporate obligations, including variable and floating rate securities that are issued by U.S. and foreign issuers and that are rated in the highest two rating categories by Moody’s or S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager.

      In addition to the derivatives described in the Prospectus, the Fund may also purchase and write put and call options on securities and stock indexes and may purchase or sell stock index futures contracts and options thereon. The Fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. exchange, board of trade, or similar entity.

PF Oppenheimer Emerging Markets Fund

This fund is only available for investment by the Portfolio Optimization Funds.

      In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in: U.S. government securities; high quality debt securities; money market obligations; and in cash to meet cash flow needs or if the U.S. government ever imposes restrictions on foreign investing. Such money market obligations may include short-term corporate or U.S. government obligations and bank certificates of deposit. The Fund may also invest in: nonconvertible fixed income securities denominated in foreign currencies; small capitalization stocks; equity index swap agreements; equity-linked securities. ADRs; GDRs, EDRs, or other securities convertible into equity securities of U.S. or foreign issuers; variable and floating rate securities; warrants and rights; preferred stock; repurchase agreements; reverse repurchase agreements; firm commitment agreements; and when-issued securities. The Fund is also permitted to invest in other investment companies securities, including OPALS. The debt securities (including commercial paper, foreign government and international agencies) and money market obligations in which the Fund invest may be issued by U.S. and foreign issuers and may be denominated in U.S. dollars or foreign currencies.

      The Fund may invest in corporate debt securities rated Baa or lower by Moody’s or BBB or lower by S&P (although it may not invest in securities rated C or lower), or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.”

      The Fund may use derivatives (including options, futures contracts and forward foreign currency contracts) to attempt to hedge against the overall level of investment and currency risk associated with its investments. Derivatives are also used to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the Fund’s investment goal. Derivatives could increase a Fund’s volatility and reduce returns.

      Investors should understand that the expense ratio of the Fund can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Fund is higher.

PF PIMCO Managed Bond Fund

      In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in: obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; mortgage-related securities including CMOs and mortgage-backed bonds; asset-backed securities; variable and floating rate debt securities; bank obligations; commercial paper; convertible securities; firm commitment agreements; when-issued securities; ADRs; emerging markets debt; Brady bonds; U.S. dollar-denominated obligations of international agencies (such as the International Bank for Reconstruction and Development) or government agencies; and repurchase and reverse repurchase agreements. The Fund may invest up to 5% of its net assets in event-linked bonds.

      The Fund may also invest up to 10% of its assets in debt securities rated lower than Baa by Moody’s or BBB by S&P (although it may not invest in securities rated lower than B), or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. The Fund, except as provided above, may invest only in securities rated Baa or higher by Moody’s or BBB or higher by S&P or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. The dollar-weighted average quality of all fixed income securities held by the Fund will be A or higher as rated by Moody’s and S&P. In the event that a security owned by the Fund is downgraded to below a B rating, the Fund may nonetheless retain the security. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.”

      In pursuing its investment objective, the Fund may purchase and write put and call options on securities; purchase and sell spread transactions with securities dealers; purchase and sell interest rate futures contracts and options thereon; and enter into interest rate, interest rate index, currency exchange rate swap agreements, total return swaps, and purchase and write credit default swaps, and purchase and sell options thereon. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Fund may engage in short sales and short sales against the box.

      Furthermore, the Fund may engage in foreign currency transactions and forward currency contracts; options on foreign currencies; and foreign currency futures and options thereon, in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. The Fund may also use foreign currency options and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

PF PIMCO Inflation Managed Fund

      In addition to its investments in inflation-indexed bonds and fixed income securities as described in the Prospectus, the Fund may invest in: debt securities of domestic issuers (including U.S. dollar-denominated debt securities of foreign issuers) rated B or higher by Moody’s or B or higher by S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager, although the Fund will not invest more than 10% of its assets in securities rated Ba to B by Moody’s or BB to B by S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix. The Fund may also invest in: mortgage-related securities, including CMOs and mortgage-backed bonds; asset-backed securities; repurchase agreements and reverse repurchase agreements; commercial paper; bank obligations; convertible securities; variable and floating rate securities; firm commitment agreements; when-issued securities; ADRs; emerging markets debt; Brady Bonds; U.S. dollar-denominated obligations of international agencies (such as the International Bank for Reconstruction and Development) or government agencies; and in cash or high quality money market instruments. Delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. The Fund may invest up to 5% of its net assets in event-linked bonds.

      The Fund may also: purchase and write put and call options on securities; purchase and sell spread transactions with securities dealers; enter into interest rate, interest rate index, currency exchange rate swap agreements, total return swaps, and purchase and write credit default swaps, and purchase and sell options thereon; engage in forward currency contracts, foreign currency transactions, options on foreign currencies, and foreign currency futures and options thereon; and purchase and sell interest rate futures contracts and options thereon. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Fund may engage in short sales and short sales against the box.

PF Pacific Life Money Market Fund

      The Fund may invest only in U.S. dollar-denominated securities that present minimal credit risk. The Adviser shall determine whether a security presents minimal credit risk under procedures adopted by the Fund’s Board of Trustees that conform to SEC rules for money market funds. In addition, the Fund is subject to diversification and portfolio maturity standards applicable to money market funds under SEC rules.

      A money market instrument will be considered to be highest quality (1) if the instrument (or other comparable short-term instrument of the same issuer) is rated in the highest rating category, (i.e., Prime-1 by Moody’s or A-1 by S&P) by (i) any two nationally recognized statistical rating organizations (NRSROs) or, (ii) if rated by only one NRSRO, by that NRSRO; or (2) (i) if the security is unrated, or (ii) if the issuer’s other securities have a long-term rating from any NRSRO within the three highest rating categories (i.e. Aaa, Aa or A by Moody’s, or AAA, AA or A by S&P), and in either case the security to be purchased is considered to be of equivalent quality as determined by the Manager to a security in the highest rating category; or (3) a U.S. government security. The Fund may not invest more than 5% of its assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that this limitation shall not apply to U.S. Government Securities and repurchase agreements thereon and securities subject to certain guarantees. This limitation is subject to a temporary exception for up to 25% of the Fund’s assets. For more information on diversification, see “Diversification Versus Non-Diversification.”

      With respect to 5% of its assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Prime-2 by Moody’s or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category under the criteria described above with respect to instruments considered highest quality, as applied to instruments in the second-highest rating category. The Fund may not invest more than the greater of 1% of its assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category.

      The quality of securities subject to guarantees may be determined based solely on the quality of the guarantee. Additional eligibility restrictions apply with respect to guarantees and demand features. In addition, securities subject to guarantees not issued by a person in a control relationship with the issuer of such securities are not subject to the preceding diversification requirements. However, the Fund must generally, with respect to 75% of its assets, invest no more than 10% of its assets in securities issued by or subject to guarantees or demand features from the same entity.

      In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, the Adviser, under procedures approved by the Board of Trustees, shall promptly reassess whether such security presents minimal credit risk and determine whether or not to retain the instrument. The Fund’s investments are limited to securities that mature within 397 calendar days or less from the date of purchase (a repurchase agreement, unless subject to a demand feature, should be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur).

      In addition to the securities and investment techniques described in the Prospectus, the Fund may also invest in: firm commitment agreements; when-issued securities; short-term corporate debt securities (including U.S. dollar denominated debt securities of foreign issuers and obligations of government and international agencies); mortgage-related securities; commercial paper; bank obligations; variable and floating rate securities; savings and loan obligations; and repurchase agreements involving these securities. The Fund may also invest in restricted securities and up to 10% of its net assets in illiquid securities.

      The Fund may not engage in futures contracts and options on futures contracts or purchase, write, or sell options on securities.

PF Salomon Brothers Large-Cap Value Fund

      In addition to the investment policies and techniques described in the Prospectus, the Fund may invest a portion of its assets in: short-term fixed income securities, such as repurchase agreements, commercial paper, U.S. Government Securities, bank obligations, and cash or cash equivalents, to meet operating expenses, to serve as collateral in connection with certain investment techniques, or to meet anticipated redemption requests. The Fund is also permitted to invest in: mortgage-related securities; small-capitalization stocks; equity REITS; ADRs; variable and floating rate securities; firm commitment agreements; when-issued securities; and up to 20% of its net assets, measured at the time of investment, in foreign companies (including U.S. dollar-denominated corporate debt securities of foreign issuers, certain foreign bank obligations, government obligations, foreign government and international agencies). The Fund may invest without limit in high yield convertible securities, and may, from time to time, invest up to 5% of its net assets in high yield non-convertible debt securities. The Fund may also invest up to 5% of its assets (no limit on below investment grade convertible securities) in debt securities rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The fund may engage in short sales against the box.

      The Fund may purchase and write put and call options on securities and securities indexes and enter into or engage in the following: stock, index and currency futures contracts (including foreign currency) and purchase and write options thereon; forward currency contracts; foreign currency transactions; currency swaps; and purchase and write options on currencies. The Fund will enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. The Fund may also trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S.

PF Van Kampen Comstock Fund

      The Fund is classified as a non-diversified fund.

      In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in: commercial paper; certificates of deposit; repurchase agreements; or other short-term debt obligations; pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests; municipal obligations; variable and floating rate securities; standby commitments; tender option bonds; inverse floaters; strip bonds; reverse repurchase agreements; up to 10% of its assets in zero coupon, PIK and step coupon bonds; and securities of other investment companies. The Fund is also permitted to invest up to 35% of its assets in bonds rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Fund may also engage in short sales against the box.

      In addition, the Fund may purchase and sell futures contracts on securities, interest rate, index, and foreign currency, and options thereon, including Eurodollar instruments. The Fund may also enter into interest rate swaps, caps and floors on either an asset-based or a liability-based basis. The Fund may engage in forward contracts, forward foreign currency contracts and foreign currency transactions and purchase and write options on foreign currencies. The Fund may also engage in the purchase and writing of put and call options on securities that are traded on U.S. and foreign securities exchanges and over-the-counter. The Fund may purchase and write options on the same types of securities that the Fund may purchase directly.

PF Van Kampen Mid-Cap Growth Fund

      The Fund is classified as a non-diversified fund.

      In addition to the investment policies and techniques described in the Prospectus, the Fund may invest in: short-term instruments; commercial paper; open-end and closed-end funds; U.S. Government Securities; mortgage “dollar roll” transactions; variable and floating rate securities; repurchase agreements; securities issued on a when-issued basis; corporate debt securities; zero coupon bonds; deferred interest bonds; and PIK bonds, although the Fund will not invest more than 10% of its assets in lower rated debt securities (rated Ba or lower by Moody’s or BB or lower by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager), including foreign and domestic securities. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Fund may also invest up to 25% of its assets in foreign securities, including emerging markets, ADRs, EDRs, and GDRs. The Fund may engage in short sales and short sales against the box.

      The Fund may engage in the purchase and writing of put and call options on foreign currencies; securities and stock indexes. The Fund may also engage in futures contracts on foreign currencies; securities; and stock indexes, and may purchase and sell put and call options thereon. The Fund may also enter into forward contracts. In addition, the Fund will not invest more than 5% of its assets in unsecured debt obligations of issuers which, including predecessors, controlling persons, sponsoring entities, general partners and guarantors, have a record of less than three years’ continuous business operation or relevant business experience.

      The Fund may invest in, but is not currently anticipated to use corporate asset-backed securities; mortgage-related securities (including CMOs, mortgage-backed securities, stripped mortgage-backed securities, pass-through securities); municipal bonds; indexed securities; structured products; inverse floating rate obligations and dollar-denominated foreign debt securities. In addition, the Fund may not invest in Brady Bonds; reverse repurchase agreements; reset options; yield curve options; swaps and related derivative instruments.

PF Van Kampen Real Estate Fund

      The Fund is classified as a non-diversified fund.

      For purposes of the Fund’s investment policies, a company is principally engaged in the real estate industry if: (1) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate; or (2) it has at least 50% of the fair market value of its assets invested in residential, commercial, or industrial real estate.

      In addition to the investment policies and techniques described in the Prospectus, the Fund may invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities; and up to 10% of its assets in foreign securities (which may include EDRs and GDRs) including: U.S. dollar-denominated corporate debt securities, certain foreign bank obligations, and foreign government and intentional agencies. The Fund may buy and sell put and call options on securities and may purchase and sell futures contracts on interest rates and options thereon. The Fund may also invest in the following: ADRs; bank obligations; U.S. government securities; convertible securities; commercial paper; variable and floating rate securities; firm commitment agreements; when-issued securities; preferred stock; repurchase agreements; currency exchange rate swap agreements; interest rate derivative products, such as swaps (including interest rate index swaps), caps, collars and floors; and structured notes.

      Because of the PF Van Kampen Real Estate Fund’s policy of concentrating its investments in securities of real estate operating companies (REOCs) and real estate investment trusts (REITs), the Fund is significantly impacted by the performance of the real estate industry. In addition to general market conditions, the value of the Fund will be affected by the strength of the real estate markets, and is also subject to the risks associated with the direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses, including insurance; changes in laws, including zoning law; losses due to costs resulting from the clean-up of environmental problems; liabilities to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates.

      Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the investments owned by the Fund are located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers may also have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of REITs and REOCs to vary their portfolios promptly in response to changes in economic or other conditions is limited. A REIT or REOC may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

      In addition, properties are likely to be adversely affected if a significant tenant ceases operation, voluntarily or otherwise. Certain commercial properties may require their owner to expend significant amounts of capital for general and continuing capital improvements. The value and successful operation of certain commercial properties may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities and adverse economic conditions in the locale.

Diversification Versus Non-Diversification

      Each Fund, other than the Portfolio Optimization Funds, PF Pacific Life Money Market Fund, PF Van Kampen Comstock Fund, the PF Van Kampen Mid-Cap Growth Fund, and the PF Van Kampen Real Estate Fund, is diversified, so that with respect to 75% of each such Fund’s assets, it may not invest in a security if, as a result of such investment (at time of such investment): (a) more than 5% of its assets would be invested in securities of any one issuer, or (b) it would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to U.S. Government Securities. With respect to 100% of its assets, the PF Pacific Life Money Market Fund may not invest more than 5% of its assets in the securities of any one issuer, with the exception of U.S. Government Securities and securities subject to certain guarantees. In addition, the PF Pacific Life Money Market Fund may invest up to 25% of its assets in the top-rated securities of a single issuer for a period of up to three business days after acquisition of the security. Each non-diversified Fund reserves the right to become a diversified Fund by limiting the investments in which more than 5% of each Fund’s assets are invested.

      The Portfolio Optimization Funds, PF Van Kampen Comstock, PF Van Kampen Mid-Cap Growth, and the PF Van Kampen Real Estate Fund are “non-diversified,” which means that the proportion of a Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, there are certain Federal tax diversification requirements (for more information, see the Taxation section). Because non-diversified Funds may invest in a smaller number of companies than a diversified fund, an investment in these Funds may, under certain circumstances, present greater risk to an investor than an investment in a diversified fund. This risk includes greater exposure to potential poor earnings or default of fewer issuers than would be the case for a more diversified fund. Being classified as a non-diversified Fund does not prevent a Manager from managing as though it were a diversified fund.

SECURITIES AND INVESTMENT TECHNIQUES

      Unless otherwise stated in the Prospectus, many investment techniques, including various hedging techniques and techniques which may be used to help add incremental income, are discretionary. That means Managers may elect to engage or not to engage in the various techniques at their sole discretion. Hedging may not be cost-effective, hedging techniques may not be available when sought to be used by a Manager, or Managers may simply elect not to engage in hedging and have a Fund assume full risk of the investments. Investors should not assume that any Fund will be hedged at all times or that it will be hedged at all; nor should investors assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

      The investment techniques described below may be pursued directly by the Underlying Funds. As a general matter, the Portfolio Optimization Funds do not invest directly in securities. However, the Portfolio Optimization Funds are subject to the risks described below indirectly through their investment in the Underlying Funds.

U.S. Government Securities

      All Funds may invest in U.S. Government Securities. U.S. Government Securities are obligations of, or guaranteed by, the U.S. government, its agencies, or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury and they differ with respect to certain items such as coupons, maturities, and dates of issue. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have a maturity of greater than ten years. Securities guaranteed by the U.S. government include federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates (described below) and Federal Housing Administration debentures). In guaranteed securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest credit quality. Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. government is obligated to or guarantees to pay them in full.

      Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to Federal National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority.

Inflation-Indexed Bonds

      Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (CPI) accruals as part of a semiannual coupon. Although inflation-indexed bonds may be somewhat less liquid than Treasury Securities, they are generally as liquid as most other government securities.

      Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

      If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.

      However, the current market value of the bonds is not guaranteed, and will fluctuate. A Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

      The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

      While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

      The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income. Due to original issue discount, a Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

Real Estate Investment Trusts

      Real Estate Investment Trusts (REITs) pool investors’ funds for investment primarily in income-producing real estate or in loans or interests related to real estate. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with a regulatory requirement that it distributes to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

      REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to changes in the value of their underlying properties, defaults by borrowers, and self-liquidations. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs are dependent upon specialized management skills and incur management expenses. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, or its failure to maintain an exemption from registration under the 1940 Act. REITs also involve risks such as refinancing, changes in interest rates, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing.

      Although a Fund is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

Mortgage-Related Securities

      Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage banks, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations. Subject to its investment policies, a fund may invest in mortgage-related securities as well as debt securities which are secured with collateral consisting of mortgage-related securities, and in other types of mortgage-related securities. For information concerning the characterization of mortgage-related securities (including collateralized mortgage obligations) for various purposes including the Pacific Funds’ policies concerning diversification and concentration, see “Concentration Policy”.

      Mortgage Pass-Through Securities. These are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made periodically, in effect “passing through” periodic payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. government (such as securities guaranteed by the Government National Mortgage Association, or GNMAs); other securities may be guaranteed by agencies or instrumentalities of the U.S. government such as Fannie Mae, formerly known as the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) and are not backed by the full faith and credit of the U.S. government. Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

      GNMA Certificates. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (FHA), or guaranteed by the Department of Veterans Affairs (VA). GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called “pass-through” securities.

      Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Mortgage-related securities issued by GNMA are described as “modified pass-through” securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian’s policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and are not subject to the risk of delays in timely payment of income.

      Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose a Fund to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at “locking in” yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

      FNMA and FHLMC Mortgage-Backed Obligations. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC. FNMA, a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and the U.S. Treasury. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. FHLMC, a federally chartered and privately-owned corporation, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages from

FHLMC’s national fund. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default, but PCs are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

      Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

      CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, generally is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

      In a typical CMO transaction, a corporation (issuer) issues multiple series (e.g., A, B, C, Z) of CMO bonds (Bonds). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (Collateral). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The series A, B, and C Bonds all bear current interest. Interest on the series Z Bond is accrued and added to principal and a like amount is paid as principal on the series A, B, or C Bond currently being paid off. When the series A, B, and C Bonds are paid in full, interest and principal on the series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan funds.

      FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

      If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

      Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

      Other Mortgage-Related Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-

related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees, if, in an examination of the loan experience and practices of the originator/ servicers and poolers, the Adviser or Manager determines that the securities meet a Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Adviser or Manager will, consistent with a Fund’s investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

      CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

      The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (IO) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities — Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

      CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

      Inverse Floaters and Planned Amortization Class Certificates (PAC). Planned amortization class certificates are parallel-pay real estate mortgage investment conduit (REMIC) certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC certificates, even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC certificate payment schedule is taken into account in calculating the final distribution date of each class of the PAC certificate. In order to create PAC Tranches, generally one or more tranches must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

      A PAC IO is a PAC bond that pays an extremely high coupon rate, such as 200%, on its outstanding principal balance, and pays down according to a designated PAC schedule. Due to their high-coupon interest, PAC IO’s are priced at very high premiums to par. Due to the nature of PAC prepayment bands and PAC collars, the PAC IO has a greater call (contraction) potential and thus would be impacted negatively by a sustained increase in prepayment speeds.

      Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (SMBS) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

      Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, secondary markets for these securities may not be as developed or have the same volume as markets for other types of securities. These securities, therefore, may have more limited liquidity and may at times be illiquid and subject to a Fund’s limitations on investments in illiquid securities.

      Mortgage Dollar Rolls. Mortgage “dollar rolls” are contracts in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund. A Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, a Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as financing and do not treat them as borrowings.

Other Asset-Backed Securities

      Other asset-backed securities are securities that directly or indirectly represent a participation interest in, or are secured by and payable from a stream of payments generated by particular assets such as automobile loans or installment sales contracts, home equity loans, computer and other leases, credit card receivables, or other assets. Generally, the payments from the collateral are passed through to the security holder. Due to the possibility that prepayments (on automobile loans and other collateral) will alter cash flow on asset-backed securities, generally it is not possible to determine in advance the actual final maturity date or average life of many asset-backed securities. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it may be possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. Other risks relate to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. The securities market for asset-backed securities may not, at times, offer the same degree of liquidity as markets for other types of securities with greater trading volume.

      Collateralized Debt Obligations. Collateralized debt obligations (CDOs), which includes collateralized bond obligations (CBOs), collateralized loan obligations (“CLOs”) and other similarly structured securities are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

      For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

      The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds’ prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) investments may be made in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Linked Securities

      Linked securities are fixed income securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Among the types of linked securities in which a Fund can invest in include:

      Equity-Linked, Debt Linked, and Index-Linked Securities. Equity-linked, debt linked, and index-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that a Fund invests in an equity-linked, debt linked, or index-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in these securities will involve risks similar to the risks of investing in foreign securities. For more information concerning the risks associated with investing in foreign securities, see “Foreign Securities.” In addition, a Fund bears the risk that the issuer of these securities may default on its obligation under the security. These securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as stock index futures, warrants and swap agreements. For more information concerning the risks associated with investing in stock index futures, warrants and swap agreements, see “Stock Index Futures” under “Futures Contracts and Options on Futures Contracts”, “Risks of Swap Agreements” under “Swap Agreements and Options on Swap Agreements”, and “Warrants and Rights.”

      Currency-Indexed Securities. Currency-indexed securities typically are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Event-Linked Bonds

      Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event occurs and causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

      Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid and Restricted Securities” for more information. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Zero Coupon, Deferred Interest, Step Coupon and Payment-In-Kind Bonds

      Zero coupon and deferred interest bonds are issued and traded at a discount from their face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Payment-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

      A Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years a Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code of 1986 and the regulations thereunder. A Fund may obtain such cash from selling other fund holdings which may cause a Fund to incur capital gains or losses on the sale.

High Yield Bonds

      High Yield Bonds are high risk debt securities rated lower than Baa or BBB, or, if not rated by Moody’s or S&P, of equivalent quality (“high yield bonds” are commonly referred to as “junk bonds”) as determined by the manager.

      In general, high yield bonds are not considered to be investment grade, and investors should consider the risks associated with high yield bonds before investing in the pertinent Fund. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

      Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Certain Brady Bonds may be considered high yield bonds. For more information on brady bonds, see “Foreign Securities.” A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities. Analysis of the creditworthiness of issuers of debt securities that are high yield bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

      High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, a Fund may incur additional expenses to seek recovery.

      A Fund may purchase defaulted securities only when the Manager believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and the securities offer an unusual opportunity for capital appreciation. Notwithstanding the Manager’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk.

      In the case of high yield bonds structured as zero-coupon or payment-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

      The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Fund’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

      There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to timely reflect subsequent events.

Participation on Creditors Committees

      A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by a Fund. Such participation may subject a Fund to expenses such as legal fees and may make a Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund will participate on such committees only when a Manager believes that such participation is necessary or desirable to enforce a Fund’s rights as a creditor or to protect the value of securities held by a Fund.

Bank Obligations

      Bank obligations include certificates of deposit, bankers’ acceptances, fixed time deposits, and loans or credit agreements. Each Fund may also hold funds on deposit with its sub-custodian bank in an interest-bearing account for temporary purposes.

      Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (i) are not subject to prepayment, or (ii) incur withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (10% for the PF Pacific Life Money Market Fund) would be invested in such deposits, repurchase agreements maturing in more than seven days, and other illiquid assets.

      A Fund may purchase loans or participation interests in loans made by U.S. banks and other financial institutions to large corporate customers. Loans are made by a contract called a credit agreement. Loans are typically secured by assets pledged by the borrower, but there is no guarantee that the value of the collateral will be sufficient to cover the loan, particularly in the case of a decline in value of the collateral. Loans may be floating rate or amortizing. See “Delayed Funding Loans and Revolving Credit Facilities”, “Loan Participations” and “Variable and Floating Rate Securities” below for more information. Some loans may be traded in the secondary market among banks, loan funds, and other institutional investors.

      Unless otherwise noted, a Fund will not invest in any security or bank loan/credit agreement issued by a commercial bank unless: (i) the bank has total assets of at least U.S. $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least U.S. $1 billion, the aggregate investment made in any one such bank is limited to an amount, currently U.S. $100,000, insured in full by the Federal Deposit Insurance Corporation (FDIC); (ii) in the case of U.S. banks, it is a member of the FDIC; and (iii) in the case of foreign banks, the security is, in the opinion of the Adviser or the Manager, of an investment quality comparable with other debt securities of similar maturities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

      Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

      Unless otherwise noted, a Fund may invest in short-term debt obligations of savings and loan associations provided that the savings and loan association issuing the security (i) has total assets of at least $1 billion, or, in the case of savings and loan associations which do not have total assets of at least $1 billion, the aggregate investment made in any one savings and loan association is insured in full, currently up to $100,000, by the Savings Association Insurance Fund (SAIF); (ii) the savings and loan association issuing the security is a member of the Federal Home Loan Bank System; and (iii) the institution is insured by the SAIF.

      A Fund will not purchase any security of a small bank or savings and loan association which is not readily marketable if, as a result, more than 15% of the value of its net assets (10% for the PF Pacific Life Money Market Fund) would be invested in such securities, other illiquid securities, or securities without readily available market quotations, such as restricted securities and repurchase agreements maturing in more than seven days.

Delayed Funding Loans and Revolving Credit Facilities

      Each Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make up loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate liquid assets.

      A Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available markets illiquid for purposes of a Fund’s limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Loan Participations.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by a Fund.

Loan Participations

      Each Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interest in which a Fund intends to invest may not be rated by any nationally recognized rating service.

      A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

      A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, a Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

      Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

      Each Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

      Each Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see Investment Restrictions). For purposes of these limits, a Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by a Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require a Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether a Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

      Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in a Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Funds’ limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Funds’ investment restriction relating to the lending of funds or assets by a Fund.

      Investment in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund will rely on the Manager’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Municipal Securities

      Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include “private activity bonds” or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.

      The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities.

      Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

      When a Fund purchases municipal securities, the Fund may acquire stand-by agreements from banks and broker-dealers with respect to those municipal securities. A stand-by commitment may be considered a security independent of the municipal security to which it relates. The amount payable by a bank or broker-dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying municipal security. As with many principal over-the-counter transactions, there is counter-party risk of default which could result in a loss to the Fund.

Small Capitalization Stocks

      Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a major securities exchange. As a result, the disposition by a Fund of securities to meet redemptions, or otherwise, may require a Fund to sell these securities at a discount from market prices or to sell during a period when such disposition is not desirable or to make many small sales over a lengthy period of time.

Corporate Debt Securities

      The debt securities in which any Fund may invest are limited to corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for that particular Fund, or, if not so rated, are, in the Manager’s opinion, comparable in quality to corporate debt securities in which a Fund may invest.

      The investment return on corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

      Tender Option Bonds. Tender option bonds are generally long-term securities that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security’s liquidity.

Variable and Floating Rate Securities

      Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event based, such as based on a change in the prime rate.

      The interest rate on a floating rate debt instrument (floater) is a variable rate which is tied to another interest rate, such as a money market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide Funds with a certain degree of protection against rises in interest rates, Funds investing in floaters will participate in any declines in interest rates as well.

      The interest rate on a leveraged inverse floating rate debt instrument (“inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Fund’s limitations on investments in such securities.

      A super floating rate collateralized mortgage obligation (super floater) is a leveraged floating-rate tranche in a CMO issue. At each monthly reset date, a super floater’s coupon rate is determined by a slated formula. Typically, the rate is a multiple of some index minus a fixed-coupon amount. When interest rates rise, a super floater is expected to outperform regular floating rate CMOs because of its leveraging factor and higher lifetime caps. Conversely, when interest rates fall, a super floater is expected to underperform floating rate CMOs because its coupon rate drops by the leveraging factor. In addition, a super floater may reach its cap as interest rates increase and may no longer provide the benefits associated with increasing coupon rates.

Commercial Paper

      Each Fund, other than the PF Pacific Life Money Market Fund, may invest in commercial paper denominated in U.S. dollars, issued by U.S. corporations or foreign corporations. The PF Pacific Life Money Market Fund may invest in commercial paper that meets the standards for money market securities that the Fund may acquire as described in the Prospectus and in Additional Investment Policies of Pacific Funds. If issued by a foreign corporation, such commercial paper is U.S. dollar-denominated and not subject at the time of purchase to foreign tax withholding.

      Commercial paper obligations may include variable amount master demand notes. These are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. However, they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Adviser or Manager will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Adviser or Manager also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody’s or S&P; a Fund, other than the PF Pacific Life Money Market Fund, may invest in them only if the Adviser or Manager believes that at the time of investment the notes are of comparable quality to the other commercial paper in which that Fund may invest. With respect to the PF Pacific Life Money Market Fund, determination of eligibility for that Fund will be in accordance with the standards described in the discussion of that Fund in the Prospectus and in “Additional Investment Policies of the Funds” above. Master demand notes are considered by the PF Pacific Life Money Market Fund to have a maturity of one day unless the Adviser or Manager has reason to believe that the borrower could not make immediate repayment upon demand. See the Appendix for a description of Moody’s and S&P ratings applicable to commercial paper.

Convertible Securities

      Convertible securities are fixed-income securities which may be converted or exchanged at a stated exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible bonds and convertible preferred stocks, until converted, have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks, and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      As fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default in their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

      A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature which enables the holder to benefit from increases in the market price of the underlying common stock. In selecting the securities for a Fund, the Adviser or Manager gives substantial consideration to the potential for capital appreciation of the common stock underlying the convertible securities. However, there can be no assurance of capital appreciation because securities prices fluctuate.

      Convertible securities generally are subordinated to other similar but nonconvertible securities of the same issuer although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

      A “synthetic convertible” is created by combining distinct securities which possess the two principal characteristics of a true convertible, i.e., fixed-income (fixed-income component) and the right to acquire equity securities (convertibility component). This combination is achieved by investing in nonconvertible fixed-income securities (nonconvertible bonds and preferred stocks) and in warrants, granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price.

      However, the synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible, which is a single security having a unitary market value, a synthetic convertible is comprised of two distinct securities, each with its own market value. Therefore, the “market value” of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. For this reason, the value of a synthetic convertible and a true convertible security will respond differently to market fluctuations.

      More flexibility is possible in the assembly of a synthetic convertible than in the purchase of a convertible security in that its two components may be purchased separately. For example, a Manager may purchase a warrant for inclusion in a synthetic convertible but temporarily hold short-term investments while postponing purchase of a corresponding bond pending development of more favorable market conditions.

      A holder of a synthetic convertible faces the risk that the price of the stock underlying the convertibility component will decline, causing a decline in the value of the warrant; should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the warrant would be lost. Since a synthetic convertible includes the fixed-income component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

Repurchase Agreements

      Repurchase agreements entail the purchase of a fund eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time (normally one day). Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. If a Fund acquires securities from a bank or broker-dealer it may simultaneously enter into a repurchase agreement with the seller wherein the seller agrees at the time of sale to repurchase the security at a mutually agreed upon time and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount which reflects an agreed upon market rate of return, effective for the period of time a Fund is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

      If the party agreeing to repurchase should default and if the value of the securities held by a Fund should fall below the repurchase price, a loss could be incurred. Repurchase agreements will be entered into only where the underlying security is within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody’s or AAA, AA, or A by S&P) or, if not rated by Moody’s or S&P, are of equivalent investment quality as determined by the Adviser or Manager, except that the PF Pacific Life Money Market Fund will enter into repurchase agreements only where the underlying securities are of the quality that is eligible for that Fund as described in the Prospectus and in the discussion of that Fund’s investment objective and policies above.

      Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Adviser or Manager to a Fund monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed upon repurchase price to be paid to a Fund. The Adviser or Manager, in accordance with procedures established by the Board of Trustees, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which a Fund enters into repurchase agreements.

      A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are not readily marketable, would exceed 15% of the net assets of the Fund (10% for the PF Pacific Life Money Market Fund). If the seller should become bankrupt or default on its obligations to repurchase the securities, a Fund may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. A Fund also might incur disposition costs in connection with liquidating the securities.

Borrowing

      Each Fund may borrow up to certain limits. A Fund may not borrow if, as a result of such borrowing, the total amount of all money borrowed by a Fund exceeds 33 1/3% of the value of its total assets (at the time of such borrowing), including reverse repurchase agreements. This borrowing may be unsecured. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Reverse repurchase agreements and the purchase of securities on margin will be included as borrowing subject to the borrowing limitations described above. Each Fund may use short-term credit as necessary for the clearance of purchases and sales of securities.

Reverse Repurchase Agreements and Other Borrowings

      Reverse repurchase agreements, among the forms of borrowing, involve the sale of a debt security held by the Fund, with an agreement by that Fund to repurchase the security at a stated price, date and interest payment.

      A Fund will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. The use of reverse repurchase agreements by a Fund creates leverage which increases a Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, a Fund’s earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. A Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. However, reverse repurchase agreements involve the risk that the market value of securities retained by a Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

      A Fund may enter into reverse repurchase agreements with banks or broker-dealers. Entry into such agreements with broker-dealers requires the creation and maintenance of segregated assets consisting of U.S. Government Securities, cash or liquid securities marked-to-market daily at least equal in value to its obligations in respect of reverse repurchase agreements.

Firm Commitment Agreements and When-Issued or Delayed Delivery Securities

      Firm commitment agreements are agreements for the purchase of securities at an agreed upon price on a specified future date. A Fund may purchase new issues of securities on a “when-issued” or “delayed delivery” basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction. Such transactions might be entered into, for example, when the Adviser or Manager to a Fund anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

      A Fund, except for the PF Lazard International Value Fund and the PF Lazard Mid-Cap Value Fund, will not enter into such a transaction for the purpose of investment leverage. Liability for the purchase price —

and all the rights and risks of ownership of the securities — accrue to a Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time a Fund is obligated to purchase such securities it will segregate assets consisting of U.S. Government Securities, cash or liquid securities marked-to-market daily of an aggregate current value sufficient to make payment for the securities.

Loans of Fund Securities

      For the purpose of realizing additional income, each Fund may make secured loans of its securities to broker-dealers or U.S. banks provided: (i) such loans are secured continuously by collateral consisting of cash, cash equivalents, or U.S. Government Securities maintained on a daily marked-to-market basis in an amount or at a market value at least equal to the current market value of the securities loaned; (ii) a Fund may at any time call such loans (subject to notice provisions in the loan agreement) and obtain the securities loaned; (iii) a Fund will receive an amount in cash at least equal to the interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of a Fund. In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. If the borrower fails to deliver the loaned securities on a timely basis (as defined in the loan agreement), a Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. It should be noted that in connection with the lending of its fund securities, a Fund is exposed to the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower become insolvent. Although Pacific Funds has authorized PFPC, Inc. (PFPC) to engage in securities lending, as of the date of this SAI it does not presently do so. In determining whether to lend securities, PFPC would consider all relevant facts and circumstances, including the creditworthiness of the borrower. Voting rights attached to the loaned securities may pass to the borrower with the lending of securities. A Fund may recall securities if the Manager wishes to vote on matters put before shareholders.

Short Sales

      A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price. Even during normal or favorable market conditions, a Fund may make short sales in an attempt to maintain fund flexibility and facilitate the rapid implementation of investment strategies if the Manager believes that the price of a particular security or group of securities is likely to decline.

      When a Fund makes a short sale, a Fund must arrange through a broker to borrow the security to deliver to the buyer; and, in so doing, a Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. A Fund may have to pay a premium to borrow the security. A Fund must also pay any dividends or interest payable on the security until the Fund replaces the security.

      A Fund’s obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with the broker, consisting of cash, U.S. Government Securities or other securities acceptable to the broker. In addition, with respect to any short sale, other than short sales against the box, a Fund will be required to maintain cash or liquid securities, marked-to-market daily, in segregation in an amount such that the value of the sum of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short.

Short Sales Against the Box

      A short sale is “against the box” when a Fund enters into a transaction to sell a security short as described above, while at all times during which a short position is open, maintaining an equal amount of such securities, or owning securities giving it the right, without payment of future consideration, to obtain an equal amount of securities sold short. A Fund’s obligation to replace the securities sold short is then completed by purchasing the securities at their market price at time of replacement.

Illiquid and Restricted Securities (Private Placements)

      Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such security at a time when a Manager might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Illiquid securities are considered to include among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under federal securities laws.

      A Fund will not acquire restricted securities (including privately placed securities) if they are illiquid and other securities that are illiquid, such as repurchase agreements maturing in more than seven days, if as a result they would comprise more than 15% of the value of a Fund’s net assets, and in the case of the PF Pacific Life Money Market Fund, 10% of the value of its Fund net assets. The privately placed securities in which these Funds may invest are called restricted securities because there are restrictions or conditions attached to their resale.

      Restricted securities may be sold only in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or in a transaction exempt from such registration such as certain privately negotiated transactions. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith under the direction of the Board of Trustees. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in restricted securities that are illiquid and other securities that are illiquid, the Manager will consider whether steps should be taken to assure liquidity.

      Certain restricted securities may be purchased by certain “qualified institutional buyers” without the necessity for registration of the securities. A Fund may acquire such a security without the security being treated as illiquid for purposes of the above-described limitation on acquisition of illiquid assets if the Manager determines that the security is liquid under guidelines adopted by the Fund’s Board of Trustees. Investing in such restricted securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Precious Metals-Related Securities

      Precious metals-related securities are considered equity securities of U.S. and foreign companies involved in the exploration, mining, development, production, or distribution of gold or other natural resources, including minerals and metals such as copper, aluminum, silver, platinum, uranium, strategic metals, diamonds, coal, oil, and phosphates.

      The value of these securities may be affected by worldwide financial and political factors, and prices may fluctuate sharply over short time periods. For example, precious metals securities may be affected by changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, governmental restrictions on the private ownership of certain precious metals or minerals and other factors.

Foreign Securities

      American Depositary Receipts (ADRs) are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly-traded on exchanges or over-the-counter in the United States. European Depositary Receipts (EDRs) and global Depositary Receipts (GDRs) are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

      Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks are intensified with respect to investments in emerging market countries. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign fund transactions, the possibility of expropriation, nationalization, or confiscatory taxation, adverse changes in investment or exchange control regulations, trade restrictions, political instability (which can affect U.S. investments in foreign countries), and potential restrictions on the flow of international capital. It may be more difficult to obtain and enforce judgments against foreign entities. Additionally, income (including dividends and interest) from foreign securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Transactions on foreign exchanges or over-the-counter markets may involve greater time from the trade date until settlement than for domestic securities transactions and, if the securities are held abroad, may involve the risk of possible losses through the holding of securities in custodians and depositories in foreign countries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Investing in ADRs, EDRs and GDRs may involve many of the same special risks associated with investing in securities of foreign issuers other than liquidity risks.

      There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting and auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies.

      It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund will endeavor to achieve the most favorable net results on its fund transactions. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

      With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, nationalization, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

      The dividends and interest payable on certain of a Fund’s foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution.

      Each of the emerging countries, including Asia and Eastern Europe, may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which a Fund may invest and adversely affect the value of the Funds’ assets. A Fund’s investments could in the future be adversely affected by any increase in taxes or by political, economic or diplomatic developments. Investment opportunities within former “east bloc” countries in Eastern Europe may be considered “not readily marketable” for purposes of the limitation on illiquid securities set forth above.

      Investment in foreign securities also involves the risk of possible losses through the holding of securities in custodian banks and securities depositories in foreign countries. (See “Transfer Agency and Custody Services” for more information concerning the Pacific Funds’ custodian and foreign sub-custodian.) No assurance can be given that expropriation, nationalization, freezes, or confiscation of assets, which would impact assets of the Fund, will not occur, and shareholders bear the risk of losses arising from these or other events.

      Furthermore, there are greater risks involved in investing in emerging market countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines.

      Included among the emerging market debt obligations in which a Fund may invest are “Brady Bonds,” which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds are not considered U.S. Government Securities and are considered speculative. Brady Bonds have been issued relatively recently, and accordingly, do not have a long payment history. They may be collateralized or uncollateralized, or have collateralized or uncollateralized elements, and issued in various currencies (although most are U.S. dollar-denominated), and they are traded in the over-the-counter secondary market.

      Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

Foreign Currency Transactions and Forward Foreign Currency Contracts

      Generally, foreign exchange transactions will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. This rate, under normal market conditions, differs from the prevailing exchange rate in an amount generally less than 0.15 of 1% due to the costs of converting from one currency to another. However, a Fund has authority to deal in forward foreign exchange transactions to hedge and manage currency exposure against possible fluctuations in foreign exchange rates and, with respect to the PF PIMCO Managed Bond Fund and the PF PIMCO Inflation Managed Fund, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. When entering into such contracts, a Fund assumes the credit risk of the counterparty.

      Dealings in forward foreign exchange transactions may include hedging involving either specific transactions or fund positions. A Fund may purchase and sell forward foreign currency contracts in combination with other transactions in order to gain exposure to an investment in lieu of actually purchasing such investment. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Fund arising from the purchase and sale of fund securities, the sale and redemption of shares of a Fund, or the payment of dividends and distributions by a Fund. Position hedging is the sale of forward foreign currency contracts with respect to fund security positions denominated in or exposed to a foreign currency. In connection with either of these types of hedging, a Fund may also engage in proxy hedging. Proxy hedging entails entering into a forward contract to buy or sell a currency whose changes in value are generally considered to be moving in correlation with a currency or currencies in which fund securities are or are expected to be denominated. Proxy hedging is often used when a currency in which fund securities are denominated is difficult to hedge. The precise matching of a currency with a proxy currency will not generally be possible and there may be some additional currency risk in connection with such hedging transactions. In addition to the above, a fund may also cross-hedge between two non-U.S. currencies, which involves moving a security from one currency into a second currency that is not the currency that account performance is based upon.

      Except with respect to the PF PIMCO Managed Bond Fund and the PF PIMCO Inflation Managed Fund, a Fund may enter into forward foreign currency contracts under the following circumstances: First, when a Fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transactions (or a proxy currency considered to move in correlation with that currency) for a fixed amount of dollars, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. Second, when the Manager of a Fund believes that the currency of a particular foreign country may suffer a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency (or a proxy currency considered to move in correlation with that currency), approximating the value of some or all of the Fund’s securities denominated in or exposed to such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. In no event will a Fund (except the PF PIMCO Managed Bond Fund and the PF PIMCO Inflation Managed Fund) enter into forward contracts or maintain a net exposure to such contracts, where the consummation of the contracts would obligate a Fund to deliver an amount of foreign currency in excess of the value of that Fund’s holdings denominated in or exposed to that foreign currency (or a proxy currency considered to move in correlation with that currency), or exposed to a particular securities market, or futures contracts, options or other derivatives on such holdings. In addition, in no event will a Fund enter into forward contracts under this second circumstance, if, as a result, a Fund will have more than 25% of the value of its total assets committed to the consummation of such contracts.

      The Funds will cover outstanding forward currency contracts by maintaining liquid fund securities or other assets denominated in or exposed to the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying fund securities, cash or liquid equity or debt securities will be segregated in an amount equal to the value of a Fund’s total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of a Fund’s commitments with respect to such contracts.

      When a Manager of a Fund believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, that Fund may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of a Fund’s holdings denominated in or exposed to such foreign currency. At the maturity of the forward contract to sell, a Fund may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating a Fund to purchase, on the same maturity date, the same amount of the foreign currency.

      It is impossible to forecast with absolute precision the market value of fund securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the fund security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver.

      If a Fund retains the security and engages in an offsetting transaction, a Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, a Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

      A Fund is not required to enter into such transactions with regard to their foreign currency denominated securities and will not do so unless deemed appropriate by its Manager. It also should be realized that this method of protecting the value of a Fund’s holdings in securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result from the value of such currency increase.

      Although a Fund values its shares in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options

      Purchasing and Writing Options on Securities. A Fund may purchase and sell (write) (i) both put and call options on debt or other securities in standardized contracts traded on national securities exchanges, boards of trade, similar entities, or for which an established over-the-counter market exists; and (ii) agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

      An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. A Fund may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held in a Fund will enable a Fund to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Fund will continue to receive interest income on such security.

      A Fund may purchase call options on securities to protect against substantial increases in prices of securities a Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may also allow options to expire unexercised.

      In order to earn additional income on its securities or to protect partially against declines in the value of such securities, a Fund may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both.

      In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, a Fund may write secured put options. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.

      A Fund may write call options and put options only if they are “covered” or if sufficient liquid assets have been segregated to allow the Fund to acquire the security without additional cash consideration (“secured”). Call Options. A call option written (sold) by the Fund is covered if the Fund owns the security underlying the call option or if the Fund holds a call option on the same security if the exercise price of the call option held (i) is equal to or less than the exercise price of the call option written or (ii) is greater than the exercise price of the call option written, if the difference is maintained by the Fund in segregated cash, U.S. government securities or liquid securities marked-to-market daily. The call option is also covered if the Fund maintains segregated cash, U.S. government securities or liquid securities marked-to-market daily with a value equal to the market value of the underlying security. Put Options. A put option written (sold) by the Fund is covered if the Fund sells short the security underlying the put option at a price equal to or greater than the exercise price, or holds a put option on the same underlying security with an exercise price equal to or greater than the exercise price of the put option written by the Fund. The put option is also covered if the Fund maintains segregated cash, U.S. government securities or liquid securities marked-to-market daily with a value equal to the exercise price of the written put option.

      Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

      A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, a Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, a Fund will realize a capital gain or, if it is less, a Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

      The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

      A Fund may write covered straddles and/or strangles consisting of a combination of a call and a put written on the same underlying security. A straddle and/or a strangle will be covered when sufficient assets are segregated to meet a Fund’s immediate obligations. A Fund may use the same segregated cash, U.S. Government Securities or liquid securities marked-to-market daily to cover both the call and put options where the exercise price of a call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate cash, U.S. Government Securities or liquid securities equivalent to the amount, if any, by which the put is “in the money.”

      Purchasing and Writing Options on Stock Indexes. A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of value weighted indices that take into account prices of component stocks and the number of shares outstanding, the market values of many different companies. Stock indexes are compiled and published by various sources, including securities exchanges. An index may be designed to be representative of the stock market as a whole, of a broad market sector (e.g., industrials), or of a particular industry (e.g., electronics). An index may be based on the prices of all, or only a sample, of the stocks whose value it is intended to represent.

      A stock index is ordinarily expressed in relation to a “base” established when the index was originated. The base may be adjusted from time to time to reflect, for example, capitalization changes affecting component stocks. In addition, stocks may from time to time be dropped from or added to an index group. These changes are within the discretion of the publisher of the index.

      Different stock indexes are calculated in different ways. Often the market prices of the stocks in the index group are “value weighted;” that is, in calculating the index level, the market price of each component stock is multiplied by the number of shares outstanding. Because of this method of calculation, changes in the stock prices of larger corporations will generally have a greater influence on the level of a value weighted (or sometimes referred to as a capitalization weighted) index than price changes affecting smaller corporations.

      In general, index options are very similar to stock options, and are basically traded in the same manner. However, when an index option is exercised, the exercise is settled by the payment of cash — not by the delivery of stock. The assigned writer of a stock option is obligated to pay the exercising holder cash in an amount equal to the difference (expressed in dollars) between the closing level of the underlying index on the exercise date and the exercise price of the option, multiplied by a specified index “multiplier.” A multiplier of 100, for example, means that a one-point difference will yield $100. Like other options listed on United States securities exchanges, index options are issued by the Options Clearing Corporation (OCC).

      Gains or losses on a Fund’s transactions in securities index options depend primarily on price movements in the stock market generally (or, for narrow market indexes, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Fund. A Fund may sell securities index options prior to expiration in order to close out its positions in stock index options which it has purchased. A Fund may also allow options to expire unexercised.

      Risks of Options Transactions. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

      There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option it had purchased on a security, it would have to exercise the option to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

      If trading were suspended in an option purchased by a Fund, a Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased.

      With respect to index options, current index levels will ordinarily continue to be reported even when trading is interrupted in some or all of the stocks in an index group. In that event, the reported index levels will be based on the current market prices of those stocks that are still being traded (if any) and the last reported prices for those stocks that are not currently trading. As a result, reported index levels may at times be based on non-current price information with respect to some or even all of the stocks in an index group. Exchange rules permit (and in some instances require) the trading of index options to be halted when the current value of the underlying index is unavailable or when trading is halted in stocks that account for more than a specified percentage of the value of the underlying index. In addition, as with other types of options, an exchange may halt the trading of index options whenever it considers such action to be appropriate in the interests of maintaining a fair and orderly market and protecting investors. If a trading halt occurs, whether for these or for other reasons, holders of index options may be unable to close out their positions and the options may expire worthless.

      Spread Transactions. Spread transactions are not generally exchange listed or traded. Spread transactions may occur in the form of options, futures, forwards or swap transactions. The purchase of a spread transaction gives a Fund the right to sell or receive a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. The risk to a Fund in purchasing spread transactions is the cost of the premium paid for the spread transaction and any transaction costs. The sale of a spread transaction obligates a Fund to purchase or deliver a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. In addition, there is no assurance that closing transactions will be available. The purchase and sale of spread transactions will be used in furtherance of a Fund’s objectives and to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread transaction. The Fund does not consider a security covered by a spread transaction to be “pledged” as that term is used in the Fund’s policy limiting the pledging or mortgaging of its assets. The sale of spread transactions will be “covered” or “secured” as described in the “Options”, “Options on Foreign Currencies”, “Futures Contracts and Options on Futures Contracts”, and “Swap Agreements and Options on Swap Agreements” sections.

Yield Curve Options

      A Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other type of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

      A Fund may purchase or sell (write) yield curve options for the same purposes as other options on securities. For example, a Fund may purchase a call option on the yield spread between two securities if the Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Manager, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent that was not anticipated.

      Yield curve options written by a Fund will be “covered.” A call or put option is covered if the Fund holds another call or put option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, a Fund’s liability for such a covered option is generally limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and established trading markets for these options may not exist.

Options on Foreign Currencies

      Funds may purchase and sell options on foreign currencies for hedging purposes and, with respect to the PF PIMCO Managed Bond Fund and the PF PIMCO Inflation Managed Fund, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another, in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which fund securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of fund securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, a Fund will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its fund.

      Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a Fund could sustain losses on transactions in foreign currency options that would require the Fund to forgo a portion or all of the benefits of advantageous changes in those rates.

      A Fund may write options on foreign currencies for hedging purposes and, with respect to the PF PIMCO Managed Bond and PF PIMCO Inflation Managed Funds, to increase exposure to foreign currency fluctuations from one country to another. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be executed and the diminution in value of fund securities will be offset by the amount of the premium received.

      Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow a Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

      A Fund may write covered call and put options on foreign currencies. A call option written on a foreign currency by a Fund is “covered” if a Fund (i) owns the underlying foreign currency covered by the call; (ii) has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in segregation) upon conversion or exchange of other foreign currency held in its fund; (iii) has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written, if the difference is maintained by the Fund in segregated government securities, cash or liquid securities marked-to-market daily, and/or cash, U.S. Government Securities, or liquid securities marked-to-market daily; or (iv) segregates and marks-to-market cash or liquid assets equal to the value of the underlying foreign currency. A put option written on a foreign currency by a Fund is “covered” if the option is secured by (i) segregated government securities, cash or liquid securities marked-to-market daily of that foreign currency, and/or segregated U.S. Government Securities, cash or liquid securities marked-to-market daily at least equal to the exercise price, (ii) sells short the security underlying the put option at an equal or greater exercise price, or (iii) a put on the same underlying currency at an equal or greater exercise price.

      A Fund also may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A written call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, a Fund collateralizes the option by segregating cash, U.S. Government Securities, and/or liquid securities marked-to-market daily in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

      Foreign currency options are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

      In addition, options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

Investments in Other Investment Company Securities

      Under the 1940 Act, a Fund (other than the Portfolio Optimization Funds) may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. Such investments may include open-end investment companies, closed-end investment companies and unit investment trusts (UITs). In some instances, a Fund may invest in an investment company, including an unregistered investment company, in excess of these limits. This may occur, for instance, when a Fund invests collateral it receives from loaning its portfolio securities. As the shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Such expenses are in addition to the expenses a Fund pays in connection with its own operations.

      Among the types of investment companies in which a Fund may invest are Portfolio Depositary Receipts (PDRs) and Index Fund Shares (PDRs and Index Fund Shares are collectively referred to as “Exchange Traded Funds” or ETFs). PDRs represent interests in a UIT holding a fund of securities that may be obtained from the UIT or purchased in the secondary market. Each PDR is intended to track the underlying securities, trade like a share of common stock, and pay to PDR holders periodic dividends proportionate to those paid with respect to the underlying securities, less certain expenses. Index Fund Shares are shares issued by an open-end management investment company that seeks to provide investment results that correspond generally to the price and yield performance of a specified foreign or domestic equity index (Index Fund). ETFs include, among others, Standard & Poor’s Depository Receipts (SPDRs), Optimized Funds as Listed Securities (OPALS), Dow Jones Industrial Average Instruments (“Diamonds”), Nasdaq 100 tracking shares (QQQ) and I-Shares.

      SPDRs. SPDRs track the performance of a basket of stocks intended to track the price performance and dividend yields of the S&P 500 until a specified maturity date. SPDRs are listed on the American Stock Exchange. Holders of SPDRs are entitled to receive quarterly distributions corresponding to dividends received on shares contained in the underlying basket of stocks net of expenses. On the maturity date of the SPDRs’ UIT, the holders will receive the value of the underlying basket of stocks.

      OPALS. OPALS track the performance of adjustable baskets of stocks until a specified maturity date. Holders of OPALS are entitled to receive semi-annual distributions corresponding to dividends received on shares contained in the underlying basket of stocks, net of expenses. On the maturity date of the OPALS’ UIT, the holders will receive the physical securities comprising the underlying baskets.

      I-SharesTM. I-Shares track the performance of specified equity market indexes, including the S&P 500. I-Shares are listed on the American Stock Exchange and the Chicago Board Option Exchange. Holders of I-Shares are entitled to receive distributions not less frequently than annually corresponding to dividends and other distributions received on shares contained in the underlying basket of stocks net of expenses. I-Shares are Index Fund Shares. Individual investments in PDRs generally are not redeemable, except upon termination of the UIT. Similarly, individual investments in Index Fund Shares generally are not redeemable. However, large quantities of PDRs known as “Creation Units” are redeemable from the sponsor of the UIT. Similarly, block sizes of Index Fund Shares, also known as “Creation Units”, are redeemable from the issuing Index Fund. The liquidity of small holdings of ETFs, therefore, will depend upon the existence of a secondary market.

      The price of ETFs is derived from and based upon the securities held by the UIT or Index Fund. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for an ETF is based on a basket of stocks. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on investments in ETFs. ETFs represent an unsecured obligation and therefore carry with them the risk that the counterparty will default and the Fund may not be able to recover the current value of its investment.

      Investments in ETFs will be limited to the percentage restrictions set forth above for investments in investment company securities. Underlying Funds may not invest in securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, or any successor provisions.

Futures Contracts and Options on Futures Contracts

      There are several risks associated with the use of futures and futures options. While portfolio hedging transactions may protect a Fund against adverse movements in the general level of interest rates or stock or currency prices, such transactions could also preclude the opportunity to benefit from favorable movements in the level of interest rates or stock or currency prices. A hedging transaction may not correlate perfectly with price movements in the assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Fund and/or the hedging vehicle, so that the Fund’s return might have been better had hedging not been attempted. There can be no assurance that an appropriate hedging instrument will be available when sought by a Manager.

      There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and lack a deep secondary market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

      Futures on Securities. A futures contract on a security is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of a security at a specified price at a future date.

      If a Fund buys a futures contract to gain exposure to securities, the Fund is exposed to the risk of change in the value of the futures contract, which may be caused by a change in the value of the underlying securities.

      Interest Rate Futures. An interest rate futures contract is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) at a specified price at a future date. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security will result in lower transaction costs being incurred. A public market exists in futures contracts covering various financial instruments including U.S. Treasury bonds, U.S. Treasury notes, GNMA certificates, three month U.S. Treasury bills, 90 day commercial paper, bank certificates of deposit, and Eurodollar certificates of deposit.

      As a hedging strategy a Fund might employ, a Fund would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can invest in such securities in an orderly manner or because short-term yields are higher than long-term yields. Such purchase would enable a Fund to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which a Fund intended to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by a Fund or avoided by taking delivery of the debt securities under the futures contract.

      A Fund would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by a Fund would be substantially offset by the ability of a Fund to repurchase at a lower price the interest rate futures contract previously sold. While a Fund could sell the long-term debt security and invest in a short-term security, ordinarily a Fund would give up income on its investment, since long-term rates normally exceed short-term rates.

      Stock Index Futures. A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of capitalization weighted indices that take into account both stock prices and the number of shares outstanding, many different companies. An index fluctuates generally with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold. No physical delivery of the underlying stocks in the index is made.

      A Fund may purchase and sell stock index futures contracts to hedge its securities. A Fund may engage in transactions in futures contracts only in an effort to protect it against a decline in the value of a Fund’s securities or an increase in the price of securities that a Fund intends to acquire. For example, a Fund may sell stock index futures to protect against a market decline in an attempt to offset partially or wholly a decrease in the market value of securities that the Fund intends to sell. Similarly, to protect against a market advance when a Fund is not fully invested in the securities market, a Fund may purchase stock index futures that may partly or entirely offset increases in the cost of securities that a Fund intends to purchase.

      Futures Options. Futures options possess many of the same characteristics as options on securities. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

      Options on stock index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the stock index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the stock index futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. During the option period, the covered call writer (seller) has given up the opportunity to profit from a price increase in the underlying securities above the exercise price. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

      A Fund may write covered straddles and/or strangles consisting of a combination of a call and a put written on the same underlying futures contract. A straddle and/or a strangle will be covered when sufficient assets are segregated to meet a Fund’s immediate obligations. A Fund may use the same segregated cash, U.S. Government Securities or liquid securities marked-to-market daily to cover both the call and put options where the exercise price of a call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate cash, U.S. Government Securities or liquid securities equivalent to the amount, if any, by which the put is “in the money.”

      If a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government Securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by a Fund but is instead settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

      A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

      Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.

      Limitations. Pursuant to rules adopted by the Commodity Futures Trading Commission (CFTC) each Fund is permitted to engage in unlimited futures trading activity without registration with the CFTC.

      When purchasing a futures contract, a Fund must segregate cash, U.S. Government Securities and/or other liquid securities marked-to-market daily (including any margin) equal to the price of such contract or will “cover” its position by holding a put option permitting the Fund to sell the same futures contract with a strike price equal to or higher than the price of the futures contract held. When writing a call option on a futures contract, a Fund similarly will segregate government securities, cash and/or liquid securities marked-to-market daily of that foreign currency, and/or, U.S. Government Securities, cash, or other liquid securities marked-to-market daily (including any margin) equal to the value of the futures contract or will “cover” its position by (1) owning the same futures contract at a price equal to or lower than the strike price of the call option, or (2) owning the commodity (financial or otherwise) underlying the futures contract, or (3) holding a call option permitting a Fund to purchase the same futures contract at a price equal to or lower than the strike price of the call option sold by a Fund. When selling a futures contract or selling a put option on a futures contract, the Fund is required to segregate government securities, cash and/or liquid securities marked-to-market daily of that foreign currency, and/or U.S. Government Securities, cash, or other liquid securities marked-to-market daily (including any margin) equal to the market value of such contract or exercise price of such option or to “cover” its position, when selling a futures contract, by (1) owning the commodity (financial or otherwise) underlying the futures contract or (2) holding a call option permitting a Fund to purchase the same futures contract at a price equal to or lower than the price at which the short position was established, and, when selling a put option on the futures contract, by (1) selling the futures contract underlying the put option at the same or higher price than the strike price of the put option or (2) purchasing a put option, if the strike price of the purchased option is the same or higher than the strike price of the put option sold by a Fund.

      A Fund may not maintain open short positions in futures contracts or call options written on futures contracts if, in the aggregate, the market value of all such open positions exceeds the current value of its fund securities, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between a Fund and the positions. For this purpose, to the extent a Fund has written call options on specific securities it owns, the value of those securities will be deducted from the current market value of the securities.

      The Funds reserve the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities. If other types of options, futures contracts, or futures options are traded in the future, a Fund may also use such investment techniques, provided that Pacific Funds’ Board of Trustees determines that their use is consistent with a Fund’s investment objective.

      Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the fund securities being hedged and the instruments underlying the hedging vehicle in such respects as interest rate levels, maturities, conditions affecting particular industries, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

      The price of futures contracts may not correlate perfectly with movement in the underlying security or stock index, due to certain market distortions. This might result from decisions by a significant number of market participants holding stock index futures positions to close out their futures contracts through offsetting transactions rather than to make additional margin deposits. Also, increased participation by speculators in the futures market may cause temporary price distortions. These factors may increase the difficulty of effecting a fully successful hedging transaction, particularly over a short time frame. With respect to a stock index futures contract, the price of stock index futures might increase, reflecting a general advance in the market price of the index’s component securities, while some or all of the fund securities might decline. If a Fund had hedged its fund against a possible decline in the market with a position in futures contracts on an index, it might experience a loss on its futures position until it could be closed out, while not experiencing an increase in the value of its fund securities. If a hedging transaction is not successful, a Fund might experience losses which it would not have incurred if it had not established futures positions. Similar risk considerations apply to the use of interest rate and other futures contracts.

      Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

      Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protection as funds received in respect of transactions on United States futures exchanges. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or the Fund could incur losses as a result of changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

      There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. There can be no assurance that an active secondary market will develop or continue to exist.

Foreign Currency Futures and Options Thereon

      Foreign Currency Futures are contracts for the purchase or sale for future delivery of foreign currencies (foreign currency futures) which may also be engaged in for cross-hedging purposes. Cross-hedging involves the sale of a futures contract on one foreign currency to hedge against changes in exchange rates for a different (proxy) currency if there is an established historical pattern of correlation between the two currencies. These investment techniques will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of a Fund’s securities or adversely affect the prices of securities that the Fund has purchased or intends to purchase at a later date and, with respect to the PF PIMCO Managed Bond Fund and the PF PIMCO Inflation Managed Fund, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The successful use of foreign currency futures will usually depend on the Manager’s ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

Swap Agreements and Options on Swap Agreements

      A Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to a Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregated cash, U.S. Government Securities, and/or liquid securities marked-to-market daily, to avoid any potential leveraging of a Fund. Swap agreements may include: (1) “currency exchange rate”, which involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies; (2) “interest rate”, which involve the exchange by a Fund with another party of their respective commitments to pay or receive interest; and (3) “interest rate index”, which involve the exchange by a Fund with another party of the respective amounts payable with respect to a national principal amount at interest rates equal to two specified indices; and other interest rate swap arrangements such as: (i) “caps,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (ii) “floors,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a certain level, or “floor”; and (iii) “collars,” under which one party sells a cap and purchases a floor or vice-versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels and (4) “credit default”, which involve an agreement of a Fund to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party in return for a periodic stream of payments over the term of the contract provided that no event of default has occurred. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

      Generally, the swap agreement transactions in which a Fund will engage are not regulated as futures or commodity option transactions under the Commodity Exchange Act or by the Commodity Futures Trading Commission.

      For purposes of applying a Fund’s investment policies and restrictions swap agreements are generally valued at market value. However, in the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), the Fund will value the swap at its notional amount.

      Risks of Swap Agreements. Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on a Manager’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. It may not be possible to enter into a reverse swap or close out a swap position prior to its original maturity and, therefore, a Fund may bear the risk of such position until its maturity. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of a Fund’s repurchase agreement guidelines unless otherwise specified in the investment policies of the Fund). Certain tax considerations may limit a Fund’s ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. See the section “Taxation” for more information.

Hybrid Instruments

      A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

      Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.

      Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Structured Notes

      The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices, or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured notes may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Fund’s investment. Structured notes may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

Warrants and Rights

      Warrants or rights may be acquired as part of a unit or attached to securities at the time of purchase without limitation and may be deemed to be with or without value. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

      Warrants may be purchased with values that vary depending on the change in value of one or more specified indices (index warrants). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise.

Duration

      Duration is a measure of the average life of a bond on a present value basis, which was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. Duration is one of the fundamental tools that may be used by the Adviser or Manager in fixed income security selection. In this discussion, the term “bond” is generally used to connote any type of debt instrument.

      Most notes and bonds have provided interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also feature call provisions. Depending on the relative magnitude of these payments, debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security’s “term to maturity” has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term to maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity.

      Duration is a measure of the average life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security.

      Although frequently used, the “term of maturity” of a bond is not a useful measure of the longevity of a bond’s cash flow because it refers only to the time remaining to the repayment of principal or corpus and disregards earlier coupon payments. Thus, for example, three bonds with the same maturity may not have the same investment characteristics (such as risk or repayment time). One bond may have large coupon payments early in its life, whereas another may have payments distributed evenly throughout its life. Some bonds (such as zero coupon bonds) make no coupon payments until maturity. Clearly, an investor contemplating investing in these bonds should consider not only the final payment or sum of payments on the bond, but also the timing and magnitude of payments in order to make an accurate assessment of each bond. Maturity, or the term to maturity, does not provide a prospective investor with a clear understanding of the time profile of cash flows over the life of a bond.

      Another way of measuring the longevity of a bond’s cash flow is to compute a simple average time to payment, where each year is weighted by the number of dollars the bond pays that year. This concept is termed the “dollar-weighted mean waiting time,” indicating that it is a measure of the average time to payment of a bond’s cash flow. The critical shortcoming of this approach is that it assigns equal weight to each dollar paid over the life of a bond, regardless of when the dollar is paid. Since the present value of a dollar decreases with the amount of time which must pass before it is paid, a better method might be to weight each year by the present value of the dollars paid that year. This calculation puts the weights on a comparable basis and creates a definition of longevity which is known as duration.

      A bond’s duration depends upon three variables: (i) the maturity of the bond; (ii) the coupon payments attached to the bond; and (iii) the bond’s yield to maturity. Yield to maturity, or investment return as used here, represents the approximate return an investor purchasing a bond may expect if he holds that bond to maturity. In essence, yield to maturity is the rate of interest which, if applied to the purchase price of a bond, would be capable of exactly reproducing the entire time schedule of future interest and principal payments.

      Increasing the size of the coupon payments on a bond, while leaving the maturity and yield unchanged, will reduce the duration of the bond. This follows from the fact that because bonds with higher coupon payments pay relatively more of their cash flows sooner, they have shorter durations. Increasing the yield to maturity on a bond (e.g., by reducing its purchase price), while leaving the terms to maturity and coupon payments unchanged, also reduces the duration of the bond. Because a higher yield leads to lower present values for more distant payments relative to earlier payments, and, to relatively lower weights attached to the years remaining to those payments, the duration of the bond is reduced.

      There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is mortgage pass-throughs. The stated final maturity is generally 30 years but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, the Adviser or Manager to a Fund will use more sophisticated analytical techniques which incorporate the economic life of a security into the determination of its interest rate exposure.

      Futures, options, and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions will lengthen the fund duration if interest rates go down and bond prices go up by approximately the same amount that holding an equivalent amount of the underlying securities would.

      Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing fund duration if interest rates go up and bond prices go down by approximately the same amount that selling an equivalent amount of the underlying securities would.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

      Each Fund’s investment goal, as set forth in the Prospectus and the investment restrictions as set forth below, are fundamental policies of each Fund and may not be changed with respect to any Fund without the approval of a majority of the outstanding voting securities of that Fund. The vote of a majority of the outstanding voting securities of a Fund means the vote, at an annual or special meeting of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Fund, whichever is the less. Under these restrictions, a Fund may not:

      (i) except for the PF Van Kampen Real Estate Fund, invest in a security if, as a result of such investment, 25% or more of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto) or, with respect to the Portfolio Optimization Funds, securities of other investment companies. This restriction does not apply to the PF Van Kampen Real Estate Fund, which will normally invest more than 25% of its total assets in securities of issuers of real estate investment trusts and in industries related to real estate.

      (ii) with respect to 75% of its total assets (except in the case of the Portfolio Optimization Funds, PF Pacific Life Money Market Fund, PF Van Kampen Comstock Fund, the PF Van Kampen Mid-Cap Growth Fund, and the PF Van Kampen Real Estate Fund), invest in a security if, as a result of such investment (at time of such investment): (a) more than 5% of its total assets would be invested in the securities of any one issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The PF Pacific Life Money Market Fund is subject to the diversification requirements imposed on money market funds under the 1940 Act.

      (iii) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

      (iv) borrow money or pledge, mortgage or hypothecate its assets, except that a Fund may: (a) borrow from banks but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%; (b) enter into reverse repurchase agreements and transactions in options, futures, and options on futures as described in the Prospectus and in this SAI (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a “when-issued” or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts will not be deemed to be pledges of a Fund’s assets); and (c) purchase securities on margin as described in the Prospectus and in this SAI.

      (v) lend any funds or other assets, except that a Fund may, consistent with its investment objective and policies: (a) invest in debt obligations including bonds, debentures or other debt securities, bankers’ acceptances, and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (b) enter into repurchase agreements and reverse repurchase agreements; and (c) lend its portfolio securities to the extent permitted under applicable law; and

      (vi) act as an underwriter of securities of other issuers, except, when in connection with the disposition of fund securities, it may be deemed to be an underwriter under the federal securities laws.

      The fundamental investment restrictions set forth above may be modified so as to provide those Funds with the ability to operate under new rules or amendments under the 1940 Act or under orders of the SEC applicable to the Funds without receiving prior shareholder approval of the change. With respect to borrowing, pledging, mortgaging or hypothecating its assets, a Fund may only do so with respect to a maximum of one-third of its total assets.

Nonfundamental Investment Restrictions

      Each Fund is also subject to the following restrictions and policies (which are not fundamental and may therefore be changed without shareholder approval) relating to the investment of its assets and activities. Unless otherwise indicated, a Fund may not:

      (i) invest for the purpose of exercising control or management;

      (ii) sell property or securities short, except the PF Lazard Mid-Cap Value, PF Lazard International Value, PF MFS International Large-Cap, PF PIMCO Managed Bond, PF PIMCO Inflation Managed, and PF Van Kampen Mid-Cap Growth Funds; or sell short against the box, except the PF Goldman Sachs Short Duration Bond, PF Lazard Mid-Cap Value, PF Lazard International Value, PF Loomis Sayles Large-Cap Growth (formerly called Blue Chip), PF MFS International Large-Cap, PF NB Fasciano Small Equity (formerly called Aggressive Growth), PF PIMCO Managed Bond, PF PIMCO Inflation Managed, PF Salomon Brothers Large-Cap Value, PF Van Kampen Comstock, and PF Van Kampen Mid-Cap Growth Funds;

      (iii) purchase warrants if immediately after and as a result of such purchase more than 10% of the market value of the total assets of a Fund would be invested in such warrants, except for the PF Loomis Sayles Large-Cap Growth (formerly called Blue Chip), PF NB Fasciano Small Equity (formerly called Aggressive Growth), PF Van Kampen Comstock and PF Van Kampen Mid-Cap Growth Funds;

      (iv) invest in securities that are illiquid, or in repurchase agreements maturing in more than seven days, if as a result of such investment, more than 15% of the net assets of a Fund would be invested in such securities, and with respect to the PF Pacific Life Money Market Fund, more than 10% of the net assets of the Fund (taken at market value at the time of such investment) would be invested in such securities;

      (v) purchase or sell commodities or commodities contracts, except that subject to restrictions described in the Prospectus and in this SAI, (a) each Fund other than the PF Pacific Life Money Market Fund may engage in futures contracts and options on futures contracts; and (b) all Funds may enter into forward contracts including forward foreign currency contracts;

      (vi) change its policy on investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a manner consistent with its name, if the Fund has such a policy, without notifying shareholders 60 days prior to the change; and

      (vii) Underlying Funds may not invest in securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, or any successor provisions.

      In addition, the following restrictions apply to the Funds as stated below:

      (i) the PF Pacific Life Money Market Fund may not purchase, write, or sell options on securities or futures contracts; and

      (ii) the Portfolio Optimization Funds may invest in short-term instruments, U.S. Government Securities, money market instruments, unaffiliated investment companies, and other securities in addition to securities of other affiliated investment companies, for temporary defensive purposes or otherwise as deemed advisable by the Adviser to the extent permissible under existing or future rules of the SEC.

      Unless otherwise indicated all percentage limitations listed above apply to each Fund only at the time into which a transaction is entered. Accordingly, except with respect to borrowing or hypothecating assets of a Fund and restrictions on illiquid securities, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund’s net assets will not be considered a violation. The investment limitations set forth above may apply to the Portfolio Optimization Funds and may not necessarily apply to the Underlying Funds in which the Portfolio Optimization Funds invest. For purposes of nonfundamental restriction (v) as set forth above, an option on a foreign currency shall not be considered a commodity or commodity contract. For purposes of nonfundamental restriction (ii), a short sale “against the box” shall not be considered a short position.

ORGANIZATION AND MANAGEMENT OF PACIFIC FUNDS

      Pacific Funds was organized as a Delaware statutory trust on May 21, 2001, and currently consists of twenty-one separate Funds. The assets of each Fund are segregated, and your interest is limited to the Fund in which you invest.

Management Information

      The business and affairs of Pacific Funds are managed under the direction of the Board of Trustees under Pacific Funds’ Declaration of Trust. Trustees who are not deemed to be “interested persons” of the Fund as defined in the 1940 Act are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Fund and thus are referred to as “Interested Persons,” because of their positions with Pacific Life. The trustees and officers of Pacific Funds and their principal occupations during the past five years and certain other prior occupation information concerning them is shown below. The address of each trustee and officer, unless otherwise indicated, is c/o Pacific Funds, 700 Newport Center Drive, Newport Beach, CA 92660. None of the Trustees holds directorships in companies that file periodic reports with the SEC or other investment companies, other than those listed below:

Interested Persons

			Number
			of Funds
		Current Directorship(s) Held and	in Fund
	Position(s) with Pacific Funds	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of Time Served*	(and certain additional occupation information)	Overseen**

Thomas C. Sutton Year of birth 1942	Chairman of the Board and Trustee since 2001	Chairman of the Board, Director and Chief Executive Officer of Pacific Life, Pacific Mutual Holding Company and Pacific LifeCorp; and similar positions with other subsidiaries and affiliates of Pacific Life (1/90 to present); Chairman of the Board and Trustee of Pacific Select Fund; Director of The Irvine Company (Real Estate); Director of Edison International (Utilities); Former Director of Newhall Land & Farming (2004); Former Management Board Member of PIMCO Advisors L.P. (1997); Former Equity Board Member of PIMCO Advisors L.P. (1997).	55

James T. Morris Year of birth 1960	President since 11/14/05	Chief Insurance Officer (4/05 to present) and Executive Vice President (1/02 to present), Senior Vice President (4/96 to 1/02), Vice President (4/90 to 3/96) of Pacific Life Insurance Company; Chief Insurance Officer (4/05 to present) and Executive Vice President (1/02 to present), Senior Vice President (8/99 to 1/02) of Pacific Life & Annuity Company; and Executive Vice President and Chief Insurance Officer (7/05 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Executive Vice President (6/05 to 11/05) and President (11/05 to present) of Pacific Select Fund.	55

			Number
			of Funds
		Current Directorship(s) Held and	in Fund
	Position(s) with Pacific Funds	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of Time Served*	(and certain additional occupation information)	Overseen**

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 2001	Vice President and Investment Counsel (4/04 to present) of Pacific Life and Pacific Life & Annuity; Assistant Vice President and Investment Counsel (11/93 to 4/04) of Pacific Life; and (8/99 to 4/04) of Pacific Life & Annuity; and Vice President and General Counsel (4/05 to Present) of Pacific Select Fund.	55

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 2001	Vice President and Treasurer (12/98 to present) of Pacific Life, Pacific Mutual Holding Company, Pacific LifeCorp and similar positions with other subsidiaries and affiliates of Pacific Life; Vice President and Treasurer of Pacific Select Fund.	55

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 2004	Vice President (2/00 to present) and Assistant Vice President (11/97 to 2/00) of Pacific Life; Vice President (4/00 to present) and Assistant Vice President (8/99 to 4/00) of Pacific Life & Annuity Company; Chief Compliance Officer (1/03 to present) of Pacific Life and Pacific Life & Annuity Company; Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company, Pacific LifeCorp, and (6/04 to present) of Pacific Select Fund.	55

Eddie Tung Year of birth 1957	Vice President and Assistant Treasurer since 11/14/05	Assistant Vice President (4/03 to present) and Director (4/00 to 4/03) of Pacific Life; Assistant Vice President and Assistant Treasurer (11/05 to present) of Pacific Select Fund.	55

Laurene E. MacElwee Year of birth 1966	Vice President and Assistant Secretary since 4/04/05	Assistant Vice President (4/02 to present) of Pacific Life; Assistant Vice President and Assistant Secretary (4/05 to present) of Pacific Select Fund.	55

Katayoun Mobedshahi Year of birth 1972	Vice President and Assistant Secretary since 4/04/05	Assistant Vice President and Investment Counsel (2/05 to present) of Pacific Life; Associate (5/03 to 2/05), Stradley Ronon Stevens & Young, LLP; Senior Counsel (4/01 to 5/03), Securities & Exchange Commission; Associate General Counsel (10/98 to 4/01), North American Securities Administrators Association (NASAA); Assistant Vice President and Assistant Secretary (4/05 to present) of Pacific Select Fund.	55

Number
of Funds
		Current Directorship(s) Held and	in Fund
	Position(s) with Pacific Funds	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of Time Served*	(and certain additional occupation information)	Overseen**

Audrey L. Milfs Year of birth 1945	Secretary since 2001	Director, Vice President and Secretary of Pacific Life, Pacific Mutual Holding Company, Pacific LifeCorp and similar positions with other subsidiaries of Pacific Life; and Secretary of Pacific Select Fund.	55

Independent Trustees

			Number
			of Funds
		Current Directorship(s) Held and	in Fund
	Position(s) with Pacific Funds	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of Time Served*	(and certain additional occupation information)	Overseen**

Frederick L. Blackmon Year of birth 1952	Trustee since 9/13/05	Trustee of Pacific Select Fund (1/05 to present); Director of Trustmark Insurance Company; Former Executive Vice President (EVP) and Chief Financial Officer (CFO) of Zurich Life (1995 to 2003) and has been retired since that time; Former EVP and CFO of Alexander Hamilton Life Insurance Company (subsidiary to Household International) (1989 to 1995); Former member, Board of Regents, Eastern Michigan University; and Former member, Board of Governors, of Cranbrook Schools.	55
Gale K. Caruso Year of birth 1958	Trustee since 1/01/06	Trustee of Pacific Select Fund; Member of the Board of Directors of LandAmerica Financial Group, Inc.; Former President and CEO of Zurich Life (1999 to 2003) and has been retired since that time; Former Chairman, President and CEO of Scudder Canada Investor Services, Ltd; Member of the Advisory council of the Trust for Public Land in Maine; and Member of Advisory Board for The Journal of Risk Management.	55

Lucie H. Moore Year of birth 1956	Trustee since 2001	Trustee of Pacific Select Fund; Vice Chairman of the Board of Trustees, The Pegasus School; Chairman of the Development Committee of the Board of Directors, Homeword; Advisory Board, Court Appointed Special Advocates (CASA) of Orange County; Former Partner (1994) with Gibson, Dunn & Crutcher (Law).	55

			Number
			of Funds
		Current Directorship(s) Held and	in Fund
	Position(s) with Pacific Funds	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of Time Served*	(and certain additional occupation information)	Overseen**

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 09/13/05	Trustee of Pacific Select Fund; Former President of Transamerica Insurance and Investment Group (1998 to 2000) and has been retired since that time; Former President of Transamerica Asset Management (1994 to 1997); Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); Former Director of various Transamerica Life Companies (1994 to 2000).	55

G. Thomas Willis Year of birth 1942	Trustee since 2004	Trustee of Pacific Select Fund; Certified Public Accountant; Retired Audit Partner (1976 to 2002) of PricewaterhouseCoopers LLP, (Accounting and Auditing) and has been retired since 2002.	55

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of January 1, 2006, the “Fund Complex” consisted of Pacific Select Fund (34 portfolios) and Pacific Funds (21 funds).

Board of Trustees

      The Board of Trustees is responsible for the overall management and operations of Pacific Funds. Each trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

Committees

      The standing committees of the Board of Trustees are the Audit Committee, the Policy Committee, the Nominating Committee and the Valuation Committee.

      The members of the Audit Committee include each Independent Trustee of Pacific Funds. The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, reviewing and recommending to the Board the selection of the Fund’s independent registered public accounting firm, reviewing the scope of the proposed audits of the Fund, reviewing with the independent registered public accounting firm the accounting and financial controls of the Fund, reviewing with the independent registered public accounting firm the results of the annual audits of the Fund’s financial statements and interacting with the Fund’s independent registered public accounting firm on behalf of the full Board, assisting the Board in its oversight of the Fund’s compliance with legal and regulatory requirements, and receiving reports from the Fund’s Chief Compliance Officer. Mr. Willis serves as Chairman of the Audit Committee. The Audit Committee met two times during the fiscal year ended March 31, 2005.

      The members of the Policy Committee include each Independent Trustee of Pacific Funds. The Policy Committee’s primary responsibility is to provide a forum for its members to meet to deliberate on certain matters to be presented to the Pacific Fund’s Board of Trustees for their review and/or consideration for approval at the Pacific Fund’s Board Meetings. Mr. Veerjee serves as Chairman of the Policy Committee. The Policy Committee met five times during the fiscal year ended March 31, 2005.

      The members of the Nominating Committee include each Independent Trustee of Pacific Funds. The Nominating Committee of the Board is responsible for screening and nominating candidates for election to the Board of Trustees as Independent Trustees of the Fund. The Committee has established a policy that it will receive and consider recommendations for nomination of Independent Trustee candidates from other persons, including without limitation, the shareholders of the Pacific Funds. Recommendations should be submitted to: Pacific Funds, 700 Newport Center Drive, Newport Beach, California 92660, Attention: Chairman, Nominating Committee. Ms. Moore serves as Chairman of the Nominating Committee. The Nominating Committee did not meet during the fiscal year ended March 31, 2005.

      The members of the Valuation Committee consist of any two or more Trustees, at least one of which is an Independent Trustee of Pacific Funds. The two or more trustees who serve as the members may vary from meeting to meeting. The Valuation Committee’s primary responsibility is to oversee the implementation of the Pacific Funds’ valuation procedures, including valuing securities for which market prices or quotations are not readily available or are deemed to be unreliable and reviewing fair value determinations made by the Adviser or a Manager on behalf of the Board of Trustees as specified in the Fund’s valuation procedures adopted by the Board. The Valuation Committee did not meet during the fiscal year ended March 31, 2005.

Equity Ownership of Trustees

      As of December 31, 2004, the trustees as a group beneficially owned less than 1% of the outstanding shares of any Fund. The table below shows the dollar range of equity securities beneficially owned by each trustee as of December 31, 2004 (i) in Pacific Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee in the Family of Investment Companies.

Aggregate Dollar Range of Equity
Securities in All Registered Investment
Companies Overseen by Trustee in
Name of Trustee[1]	Dollar Range of Equity Securities in Pacific Funds[2]	the Family of Investment Companies[3]

Thomas C. Sutton[4]	None	Over $100,000

Lucie H. Moore	None	None

G. Thomas Willis	None	None

[1]	This chart reflects information as of December 31, 2004 and thus excludes Frederick L. Blackmon and Nooruddin “Rudy” S. Veerjee who became Independent Trustees effective September 13, 2005 and Gale K. Caruso, who became Independent Trustee effective January 1, 2006.

[2]	A trustee who defers compensation has the option to select credit rate options that track the performance of the Class A shares of the corresponding series of the Pacific Funds without a sales load. The following shows the dollar range of each Independent Trustee’s deferred compensation allocations as of December 31, 2004, which track the performance of the funds of Pacific Funds as noted below: Lucie H. Moore — Over $100,000.

[3]	The family of investment companies includes Pacific Select Fund and Pacific Funds.

[4]	Interested Person of the Fund because of position with Pacific Life.

Retirement Policy for Independent Trustees

      The trustees have adopted a retirement policy for the Independent Trustees of the Fund.

      A trustee shall retire from the Board of Trustees on or before December 31 of the year in which the Trustee turns age 72; provided, however, that any person who is an Independent Trustee at the date that the Trust commences operations and who has attained the age of 70 by such date shall retire on or before December 31 of the year in which that Independent Trustee turns age 75. An exception may be made to this policy provided the exception is approved unanimously by all of the trustees then in office.

Deferred Compensation Agreement

      Pursuant to the Deferred Compensation Agreement, a trustee has the option to elect to defer receipt of up to 100% of his or her annual compensation payable by Pacific Funds or any other entity considered a

“single employer‘’ under the Internal Revenue Code, and such amount is placed into a deferral account. Amounts in the deferral account are obligations of Pacific Funds that are payable in accordance with the Deferred Compensation Agreement. A trustee who defers compensation has the option to select credit rate options that track the performance of Class A shares of the corresponding series of the Pacific Funds without a sales load. Accordingly, the market value appreciation/depreciation of a trustee’s deferral account will cause the expenses of the Fund to increase or decrease due to market fluctuations. Distributions from the trustees’ deferral accounts will be paid in a cash lump sum in January or, if a participant so elects, in up to 10 annual installments commencing in January on the earlier of either: (i) a specified date within the ten year period commencing one year after the last day of the year for which the compensation was deferred; (ii) the year immediately following the year during which the trustee ceases to be a trustee of Pacific Funds. If a trustee dies before his or her account is paid, the account will be paid in a lump sum within a reasonable time following notice of the trustee’s death. Effective January 1, 2005, the Deferred Compensation Agreement was frozen to permit no further deferrals. A new Deferred Compensation Agreement was adopted to comply with section 409A of the Code. The new Deferred Compensation Agreement is substantially similar to the old Deferred Compensation Agreement, but provides that a trustee may receive deferred amounts in the event of a disability or unforeseeable emergency. In addition, the new Deferred Compensation Agreement provides that a trustee may only elect to further defer amounts in a deferral account (whether or not established under the old or new Deferred Compensation Agreement) if: (i) such election is made more than 12 months prior to the date such account would otherwise be paid, and (ii) the revised date of payment selected is no earlier than five years after the date such account would otherwise have been paid.

Compensation

      The following table shows the compensation paid to the Pacific Funds’ Independent Trustees:

		Pension or		Total
	Aggregate	Retirement Benefits		Compensation
	Compensation	Accrued as Part of	Estimated Annual	from Fund
	from	Pacific Funds’	Benefits Upon	Complex Paid
Name[1]	Pacific Funds	Expenses	Retirement	to Trustees[2]

Lucie H. Moore	$23,000	$0	$0	$118,000
G. Thomas Willis	$23,500	$0	$0	$118,500

[1]	The information in this chart is as of March 31, 2005, and thus excludes Frederick L. Blackmon and Nooruddin “Rudy” S. Veerjee, who became Independent Trustees of Pacific Funds effective September 13, 2005. The chart also excludes Gale K. Caruso who became an Independent Trustee of Pacific Funds effective January 1, 2006.

[2]	Compensation paid by Pacific Select Fund and Pacific Funds (together the “Fund Complex”) is for the fiscal years ended December 31, 2004 and March 31, 2005, respectively. These amounts exclude deferred compensation, if any, because such amounts were not paid during the relevant periods.

Investment Adviser

      Pacific Life Insurance Company (“Pacific Life” or the “Adviser”) serves as Investment Adviser to the Pacific Funds pursuant to the Advisory Contract between Pacific Life and Pacific Funds.

      Along with subsidiaries and affiliates, Pacific Life provides life insurance products, individual annuities and mutual funds, and offers to individuals, businesses, and pension plans a variety of investment products and services. Its principal offices are located at 700 Newport Center Drive, Newport Beach, California 92660.

      Pacific Life was established on January 2, 1868 under the name, “Pacific Mutual Life Insurance Company of California”. It was reincorporated as Pacific Mutual Life Insurance Company on July 22, 1936. On September 2, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company. Pacific Life redomesticated to Nebraska on September 1, 2005. Pacific Life is a subsidiary of

PacificLifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of Pacific Mutual Holding Company and on other matters and certain rights upon liquidation or dissolutions of Pacific Mutual Holding Company.

      Pacific Life is responsible for supervising the investment program for the Pacific Funds. Pacific Life also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Pacific Funds, periodic reports on the investment performance of each Fund. Under the terms of the Advisory Contract, Pacific Life is obligated to manage the Pacific Funds in accordance with applicable laws and regulations.

      The Advisory Contract was most recently approved with respect to all series of Pacific Funds by the Board of Trustees, including a majority of the Independent Trustees who are not parties to the Advisory Contract, at its meeting held on December 10, 2004. The Advisory Contract will continue in effect until December 31, 2005, and from year to year thereafter, provided such continuance is approved annually by (i) the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Pacific Funds and (ii) a majority of the Independent Trustees who are not parties to such Advisory Contract. The Advisory Contract and the Fund Management Agreements were originally approved by the Board of Trustees, including a majority of the Independent Trustees who are not parties to the Advisory Contract at its meeting held on June 13, 2001, and by the sole shareholder of the Pacific Funds on June 22, 2001 and has been amended from time to time for, among other purposes, adding or removing series from the Fund. The Advisory Contract and each Management Agreement may be terminated without penalty by vote of the trustees or the shareholders of the Pacific Funds, or by the Adviser, on 60 days’ written notice by any party to the Advisory Contract or Fund Management Agreement, respectively, and each agreement will terminate automatically if assigned.

      Pacific Funds pays the Adviser, for its services under the Advisory Contract, a fee based on an annual percentage of the average daily net assets of each Fund. For the PF Loomis Sayles Large-Cap Growth (formerly called Blue Chip) and PF Van Kampen Comstock Funds, the Fund pays 0.95% of the average daily net assets of each of the Funds. For the PF NB Fasciano Small Equity (formerly called Aggressive Growth), and the PF Oppenheimer Emerging Markets Funds, the Fund pays 1.00% of the average daily net assets of each of the Funds. For the PF MFS International Large-Cap Fund, the Fund pays 1.05% of the average daily net assets of the Fund. For the PF Van Kampen Real Estate Fund, the Fund pays 1.10% of the average daily net assets of each of the Funds. For the PF Salomon Brothers Large-Cap Value, PF Lazard Mid-Cap Value, and PF Lazard International Value Funds, the Fund pays 0.85% of the average daily net assets of each of the Funds. For the PF Van Kampen Mid-Cap Growth Fund, the Fund pays 0.90% of the average daily net assets of the Fund. For the PF Janus Growth LT Fund, the Fund pays 0.75% of the average daily net assets of the Fund. For the PF Oppenheimer Main Street Core Fund, the Fund pays 0.65% of the average daily net assets of the Fund. For the PF Goldman Sachs Short Duration Bond, the PF PIMCO Managed Bond and PF PIMCO Inflation Managed Funds, the Fund pays 0.60% of the average daily net assets of each of the Funds. For the PF Pacific Life Money Market Fund, the Fund pays 0.40% of the first $250 million of the average daily net assets of the Fund, 0.35% of the next $250 million of the average daily net assets of the Fund, and 0.30% of the average daily net assets of the Fund in excess of $500 million. The fee is computed and accrued daily and paid monthly. The Adviser receives no fee for investment advisory services under the Advisory Contract with respect to the Portfolio Optimization Funds, although those Funds indirectly bear the fees paid by the Underlying Funds in which they invest.

Advisory Fees Paid or Owed to Pacific Life for the Fiscal Year End:

	3/31/05	3/31/04	3/31/03
	Fees Paid	Fees Paid	Fees Paid
Fund	or Owed*	or Owed*	or Owed*

PF Portfolio Optimization Model A**	N/A	N/A	N/A
PF Portfolio Optimization Model B**	N/A	N/A	N/A
PF Portfolio Optimization Model C**	N/A	N/A	N/A
PF Portfolio Optimization Model D**	N/A	N/A	N/A
PF Portfolio Optimization Model E**	N/A	N/A	N/A
PF Goldman Sachs Short Duration Bond	$143,818	$15,645	N/A
PF Janus Growth LT	121,347	73,879	$58,785
PF Lazard Mid-Cap Value	35,822	N/A	N/A
PF Lazard International Value	296,895	131,889	71,029
PF Loomis Sayles Large-Cap Growth (formerly called Blue Chip)	351,269	140,161	89,824
PF MFS International Large-Cap	265,523	88,193	61,260
PF NB Fasciano Small Equity (formerly called Aggressive Growth)	99,543	72,962	59,122
PF Oppenheimer Main Street Core	N/A	N/A	N/A
PF Oppenheimer Emerging Markets	N/A	N/A	N/A
PF PIMCO Managed Bond	206,465	140,276	170,595
PF PIMCO Inflation Managed	185,409	83,980	8,709
PF Pacific Life Money Market	77,476	66,098	81,879
PF Salomon Brothers Large-Cap Value	338,817	175,217	138,868
PF Van Kampen Comstock	170,146	79,324	64,958
PF Van Kampen Mid-Cap Growth	278,344	111,135	70,649
PF Van Kampen Real Estate	27,674	N/A	N/A

*	The Pacific Funds did not begin operations until October 1, 2001. The PF PIMCO Inflation Managed Fund did not begin operations until December 31, 2002. The PF Goldman Sachs Short Duration Bond Fund did not begin operations until December 31, 2003. The PF Lazard Mid-Cap Value and the PF Van Kampen Real Estate Funds did not begin operations until December 31, 2004. The PF Oppenheimer Main Street Core and the PF Oppenheimer Emerging Markets Funds did not begin operations until September 30, 2005.

**	The Portfolio Optimization Funds did not begin operations until December 31, 2003. However, the Adviser receives no fee for investment advisory services under the Advisory Contract with respect to the Portfolio Optimization Funds, although those Funds indirectly bear the fees paid by the Underlying Funds in which they invest.

      Pacific Funds (including the Portfolio Optimization Funds) will also compensate the Adviser at cost for the time of legal, accounting and compliance personnel of the Adviser, including individuals who may be officers or Trustees of Pacific Funds, spent in connection with overseeing, monitoring or coordinating the Funds’ investment management and compliance program.

      During the term of the Advisory Contract, except as noted above, Pacific Life will pay all expenses incurred by it in connection with activities under the Contract, except such expenses as are assumed by Pacific Funds or as are otherwise provided for in an agreement between Pacific Life and Pacific Funds, and such expenses as are assumed by a sub-adviser under a Fund Management Agreement. The Pacific Funds are responsible for all of the other expenses of its operations, including, without limitation, the management fee payable to Pacific Life; brokerage commissions; interest; legal fees and expenses of attorneys; the costs of providing accounting services for Pacific Funds; expenses of maintaining the Funds’ legal existence; fees of auditors, transfer agents and dividend disbursing agents, custodians and shareholder servicing agents; the expense of obtaining quotations for calculating each Fund’s net asset value; taxes, if any, and the preparation of the Funds’ tax returns; cost of any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; expenses of registering and qualifying shares of the Funds under federal and state laws and regulations; expenses of overseeing and administering the Funds’ regulatory compliance program; expenses of disposition or offering any of the portfolio securities held by a Fund; expenses of preparing reports, notices and proxy statements and printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses in connection with shareholder and trustee meetings; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of trustees, officers and employees of Pacific Funds who are not officers, employees, trustees or directors of Pacific Life or any sub-adviser, or their affiliates (provided, however, that the Funds may compensate Pacific Life at cost for legal, accounting and compliance personnel of Pacific Life, including individuals who may be officers or Trustees of the Funds, for the time spent providing assistance, coordination and supervision in connection with certain of the administrative services provided to the Funds — see Other Information — Administrative Services below); trade association dues; insurance premiums; and extraordinary expenses such as litigation expenses.

      To help limit expenses with respect to the Funds, Pacific Life has contractually agreed to reduce all or part of its investment advisory fees, or administrative fees or otherwise reimburse each Fund for its operating expenses (including organizational expenses, but not including investment advisory fees, distribution and service (12b-1) fees; non 12b-1 service fees; interest; taxes (including foreign taxes on dividends, interest or gains); brokerage commissions and other transactional expenses; extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each Fund’s business) that exceed an annual rate based on a percentage of a Fund’s average daily net assets. The expense cap is 0.00% for the Portfolio Optimization Funds and 0.45% for the remaining funds, through 6/30/06. Such reduction or reimbursement is subject to repayment to Pacific Life, for a period of time of 3 years from the end of the fiscal year in which the reimbursement took place (the recoupment period may be adjusted prospectively), to the extent such expenses fall below the expense cap. Any amounts repaid to Pacific Life will have the effect of increasing expenses of a Fund, but not above the expense cap. There is no guarantee that Pacific Life will continue to reduce and/or reimburse expenses after 6/30/06. If it does not, each Fund will incur the sum of the total annual operating expenses applicable to the Fund.

      Each Portfolio Optimization Fund (and its shareholders) will, however, indirectly bear their proportionate share of the expenses of the Underlying Funds in which they invest, including, but not limited to, investment advisory fees, administrative fees, 12b-1 fees, non 12b-1 service fees, and other expenses.

      Pacific Life reimbursements for the fiscal years ended 3/31/05, 3/31/04, and 3/31/03 were as follows:

Fund	2005*	2004*	2003*

PF Portfolio Optimization Model A	$227,677	$36,837	N/A
PF Portfolio Optimization Model B	355,811	54,940	N/A
PF Portfolio Optimization Model C	679,146	103,852	N/A
PF Portfolio Optimization Model D	629,641	110,532	N/A
PF Portfolio Optimization Model E	369,133	62,617	N/A
PF Goldman Sachs Short Duration Bond	189,312	30,535	N/A
PF Janus Growth LT	136,338	148,424	$181,111
PF Lazard Mid-Cap Value	58,835	N/A	N/A
PF Lazard International Value	226,073	163,749	174,426
PF Loomis Sayles Large-Cap Growth (formerly called Blue Chip)	172,805	180,256	192,697
PF MFS International Large-Cap	340,780	320,872	391,365
PF NB Fasciano Small Equity (formerly called Aggressive Growth)	142,612	116,454	137,076
PF Oppenheimer Main Street Core	N/A	N/A	N/A
PF Oppenheimer Emerging Markets	N/A	N/A	N/A
PF PIMCO Managed Bond	229,552	306,150	360,805
PF PIMCO Inflation Managed	150,852	164,752	35,513
PF Pacific Life Money Market**	213,591	261,193	291,629
PF Salomon Brothers Large-Cap Value	189,257	192,635	187,014
PF Van Kampen Comstock	142,219	140,698	134,554
PF Van Kampen Mid-Cap Growth	179,956	177,748	193,070
PF Van Kampen Real Estate	38,207	N/A	N/A

*	The Pacific Funds did not begin operations until October 1, 2001. The PF PIMCO Inflation Managed Fund did not begin operations until December 31, 2002. The Portfolio Optimization Funds and the PF Goldman Sachs Short Duration Bond Fund did not begin operations until December 31, 2003. The PF Lazard Mid-Cap Value and the PF Van Kampen Real Estate Funds did not begin operations until December 31, 2004. The PF Oppenheimer Main Street Core and PF Oppenheimer Emerging Markets Funds did not begin operations until September 30, 2005.

**	The distributor, Pacific Select Distributors, Inc., voluntarily waived $922 and $1,882 of PF Pacific Life Money Market Fund’s Class B and Class C 12b-1 distribution and service fees for the fiscal year ended March 31, 2005. The total amount waived by the distributor was $10,234 for the fiscal year ended March 31, 2004 and $732 for the fiscal year ended March 31, 2003. In June of 2005, the distributor returned to applicable shareholders all Class B and C 12b-1 fees paid from July 1, 2004 through April 14, 2005. The distributor waived its 12b-1 fees for Classes A, B, and C from April 15, 2005 through June 30, 2005.

Other Expenses of Pacific Funds

      Pacific Funds bears all costs of its operations. These costs may include, but are not limited to, expenses for custody, audit fees, transfer agency out of pocket fees, administrative expenses, fees and expenses of the Independent Trustees, organizational expenses and other expenses of its operations, including the cost of support services, and may, if applicable, include extraordinary expenses such as expenses for special consultants or legal expenses.

      Pacific Funds is also responsible for bearing the expense of various matters, including, among other things, the expense of registering and qualifying each Fund and its shares on state and federal levels, legal and accounting services, maintaining Pacific Funds’ legal existence, shareholders’ meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to shareholders.

      Expenses directly attributable to a particular Fund are charged to that Fund; other expenses are allocated proportionately among all the Pacific Funds in relation to the net assets of each Fund.

Fund Management Agreements

      Pacific Life directly manages the PF Pacific Life Money Market Fund and the Portfolio Optimization Funds. For the other Funds, Pacific Life employs other investment advisory firms as Managers, subject to Fund Management Agreements, the terms of which are discussed below.

      Pursuant to exemptive relief obtained from the SEC and applicable to Pacific Funds, the Adviser may terminate existing Fund Management Agreements and enter into new Fund Management Agreements with investment advisory firms with respect to each Fund upon approval of the Board of Trustees, including a majority of the Trustees who are not parties to such Fund Management Agreement or interested persons of any such party, without obtaining approval of the shareholders of the affected Fund. This relief is subject to certain conditions, including that the Adviser may not enter into Fund Management Agreements with affiliated Managers without approval of the shareholders of the affected Fund.

      Pursuant to a Fund Management Agreement among Pacific Funds, the Adviser, and Goldman Sachs Asset Management, L.P. (Goldman Sachs), 32 Old Slip, New York, New York 10005, Goldman Sachs is the Manager and provides investment advisory services to the PF Goldman Sachs Short Duration Bond Fund. For the services provided, Pacific Life pays a monthly fee to Goldman Sachs based on the annual percentage of the average daily net assets of the PF Goldman Sachs Short Duration Bond Fund according to the following fee schedule:

PF Goldman Sachs Short Duration Bond Fund

Rate (%)	Break Point (assets)

.25%	On first $50 million
.20%	On next $50 million
.17%	On next $100 million
.13%	On next $100 million
.10%	On next $700 million
.07%	On excess

      When determining the break point rate, the average daily net assets of the PF Goldman Sachs Short Duration Bond Fund and the Short Duration Bond Portfolio of the Pacific Select Fund were aggregated.

      Net fees paid or owed by Pacific Life to Goldman Sachs for the PF Goldman Sachs Short Duration Bond Fund for the fiscal year ended March 31, 2005 were $26,202.17, and for 2004 were $3,202.09. The PF Goldman Sachs Short Duration Bond Fund did not begin operations until December 31, 2003.

      Goldman Sachs is part of the Investment Management Division (IMD) and an affiliate of Goldman, Sachs & Co. Goldman Sachs provides a wide range of discretionary investment advisory services, quantitatively driven and actively managed to U.S. and international equity portfolios, U.S. and global fixed-income portfolios, commodity and currency products and money market accounts. As of March 31, 2005, GSAM, along with other units of the IMD, had assets under management of $462.9 billion.

      Pursuant to a Fund Management Agreement among Pacific Funds, the Adviser, and Janus Capital Management LLC (Janus), 151 Detroit Street, Denver, Colorado 80206-4928, Janus is the Manager and provides investment advisory services to the PF Janus Growth LT Fund. Effective May 1, 2005, for the services provided, Pacific Life pays a monthly fee to Janus with respect to the Fund based on an annual percentage of the average daily net assets of the PF Janus Growth LT Fund, according to the following schedule:

PF Janus Growth LT Fund

Rate (%)	Break Point (assets)

.45%	On first $25 million
.40%	On next $125 million
.35%	On next $850 million
.30%	On next $1 billion
.25%	On excess

      When determining the break point rate, the combined average daily net assets of the PF Janus Growth LT Fund and the Growth LT Portfolio of the Pacific Select Fund are aggregated.

      For the services provided for the period May 1, 2002 through April 30, 2005, Pacific Life paid a monthly fee to Janus with respect to the Fund based on an annual percentage of the average daily net assets of the PF Janus Growth LT Fund, according to the following schedule:

PF Janus Growth LT Fund

Rate (%)	Break Point (assets)

.50%	On first $250 million
.45%	On next $500 million
.40%	On next $750 million
.35%	On excess

      When determining the break point rate, the combined average daily net assets of the PF Janus Growth LT Fund and the Growth LT Portfolio of the Pacific Select Fund were aggregated.

      For the services provided for the period October 1, 2001 through April 30, 2002, Pacific Life paid a monthly fee to Janus with respect to the Fund based on an annual percentage of the average daily net assets of the PF Janus Growth LT Fund, according to the following schedule:

PF Janus Growth LT Fund

Rate (%)	Break Point (assets)

.55%	On first $100 million
.50%	On next $400 million
.45%	On excess

      When determining the break point rate, the combined average daily net assets of the PF Janus Growth LT Fund and the Growth LT Portfolio of the Pacific Select Fund were aggregated.

      Formed in 1969, Janus manages accounts for corporations, individuals, retirement plans and non-profit organizations, and serves as the adviser or subadviser to the Janus Funds and other mutual funds. Janus Capital Group Inc. had approximately $132.2 billion in assets under management as of March 31, 2005. Janus is a direct subsidiary of Janus Capital Group Inc., a publicly traded company with principal operations in financial asset management businesses.

      Net fees paid or owed by Pacific Life to Janus for the fiscal year ended March 31, 2005 were $68,378.82, for 2004 were $42,171.35, and for 2003 were $33,986.77 for the PF Janus Growth LT Fund.

      Pursuant to a Fund Management Agreement and Addendums to the Fund Management Agreement among Pacific Funds, the Adviser, and Lazard Asset Management LLC (“Lazard”), 30 Rockefeller Plaza, New York, New York 10112, Lazard is the Manager and provides investment advisory services to the PF Lazard Mid-Cap Value and PF Lazard International Value Funds.

      Effective December 31, 2004, for the services provided, Pacific Life pays a monthly fee to Lazard based on an annual percentage of the combined average daily net assets of the PF Lazard Mid-Cap Value and PF Lazard International Value Funds according to the following schedule:

PF Lazard Mid-Cap Value and PF Lazard International Value Funds

Rate (%)	Break Point (assets)

.35%	On first $1 billion
.30%	On next $1 billion
.25%	On excess

      When determining the break point rates, the combined average daily net assets of the PF Lazard Mid-Cap Value and PF Lazard International Value Funds, and the Mid-Cap Value and International Value Portfolios of the Pacific Select Fund are aggregated.

      For the services provided for the period January 1, 2004 through December 30, 2004, Pacific Life paid a monthly fee to Lazard based on an annual percentage of the average daily net assets of the PF Lazard International Value Fund, according to the following schedule:

PF Lazard International Value Fund

Rate (%)	Break Point (assets)

.35%	On first $1 billion
.30%	On the next $1 billion
.25%	On excess

      When determining the break point rate, the combined average daily net assets of the PF Lazard International Value Fund and the Mid-Cap Value and International Value Portfolios of the Pacific Select Fund were aggregated.

      For the services provided, for the period of October 1, 2001 through December 31, 2003, Pacific Life paid a monthly fee to Lazard based on an annual percentage of the average daily net assets of the PF Lazard International Value Fund, according to the following schedule:

PF Lazard International Value Fund

Rate (%)	Break Point (assets)

.35%	On first $2 billion
.30%	On excess

      When determining the break point rate, the combined average daily net assets of the PF Lazard International Value Fund and the International Value Portfolio of the Pacific Select Fund were aggregated.

      Lazard, a subsidiary of Lazard Frères & Co. LLC (Lazard Frères), a Delaware limited liability company, is registered as an investment adviser with the SEC. Lazard Frères provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts with assets totaling approximately $76.5 billion as of March 31, 2005. Lazard’s clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Fund.

      Net fees paid or owed by Pacific Life to Lazard for the fiscal year ended March 31, 2005 were $12,539.71 for the PF Lazard Mid-Cap Value Fund, which began operations on December 31, 2004, and $102,673.41 for the PF Lazard International Value Fund and for 2004 were $52,240.38 and for 2003 were $29,299.81 for the PF Lazard International Value Fund.

      Pursuant to a Fund Management Agreement as amended among Pacific Funds, the Adviser, and Loomis Sayles & Company, L.P. (Loomis Sayles), One Financial Center, Boston, MA 02111, effective January 1, 2006, Loomis Sayles is the Manager and provides investment advisory services to the PF Loomis Sayles Large-Cap Growth Fund (formerly called Blue Chip Fund). Effective January 1, 2006, for the services provided, Pacific Life pays a monthly fee to Loomis Sayles based on an annual percentage of the average daily net assets of the PF Loomis Sayles Large-Cap Growth Fund according to the following schedule:

PF Loomis Sayles Large-Cap Growth Fund

(formerly called Blue Chip)

Rate (%)	Break Point (assets)

.45%	On first $25 million
.40%	On next $225 million
.30%	On next $1.75 billion
.25%	On excess

      Effective January 1, 2006, when determining the break point rate, the combined average daily net assets of the PF Loomis Sayles Large-Cap Growth Fund and the Large-Cap Growth Portfolio of the Pacific Select Fund are aggregated.

      Loomis, Sayles & Company, L.P. — Loomis Sayles, organized in 1926, is one of the country’s oldest investment management firms with over $70.8 billion in assets under management as of September 30, 2005. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of IXIS Holdings. IXIS Asset Management North America (“IXIS”) owns the entire limited partnership interest in Loomis Sayles. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

      IXIS is part of IXIS Asset Management Group (“IXIS Group”), an international asset management group based in Paris, France. IXIS Group is ultimately owned principally, directly or indirectly, by three large affiliated French financial services entities: the Caisse des Dépôts et Consignations (“CDC”), a public sector financial institution created by the French government in 1816; the Caisse Nationale des Caisses d’Epargne, a financial institution owned by CDC and by French regional savings banks known as the Caisses d’Epargne; and by CNP Assurances, a large French life insurance company. The 15 principal subsidiary or affiliated asset management firms of IXIS, collectively had approximately $507 billion in assets under management or administration as of September 30, 2005.

      For the period October 1, 2001 through December 31, 2005, pursuant to a Fund Management Agreement among Pacific Life, the Adviser, and AIM Capital Management, Inc. (AIM), AIM served as the manager for the PF Loomis Sayles Large-Cap Growth Fund (formerly called Blue Chip).

      For the services provided for the period of May 1, 2005 through December 31, 2005, for the Blue Chip Fund, Pacific Life paid a monthly fee to AIM based on an annual percentage of the average daily net assets of the PF Loomis Sayles Large-Cap Growth Fund according to the following schedule:

PF Loomis Sayles Large-Cap Growth Fund

(formerly called Blue Chip)

Rate (%)	Break Point (assets)

.45%	On first $25 million
.40%	On next $125 million
.35%	On next $850 million
.30%	On next $1 billion
.25%	On excess

      When determining the break point rate, the combined average daily net assets of the PF Loomis Sayles Large-Cap Growth Fund and the Large-Cap Growth Portfolio of the Pacific Select Fund were aggregated.

      For the services provided for the period May 1, 2003 through April 30, 2005 for the PF Loomis Sayles Large-Cap Growth Fund, Pacific Life paid a monthly fee to AIM based on an annual percentage of the average daily net assets of the PF Loomis Sayles Large-Cap Growth Fund according to the following schedule:

PF Loomis Sayles Large-Cap Growth Fund

(formerly called Blue Chip)

Rate (%)	Break Point (assets)

.50%	On first $250 million
.45%	On next $250 million
.40%	On excess

      When determining the break point rate, the combined average daily net assets of the PF Loomis Sayles Large-Cap Growth Fund and the Large-Cap Growth Portfolio of the Pacific Select Fund were aggregated.

      For the services provided for the period October 1, 2001 through April 30, 2003 for the PF Loomis Sayles Large-Cap Growth Fund, Pacific Life paid a monthly fee to AIM based on an annual percentage of the average daily net assets of the PF Loomis Sayles Large-Cap Growth Fund according to the following schedule:

PF Loomis Sayles Large-Cap Growth Fund

(formerly called Blue Chip)

Rate (%)	Break Point (assets)

.55%	On first $500 million
.50%	On excess

      When determining the break point rate, the combined average daily net assets of the PF Loomis Sayles Large-Cap Growth Fund and the Large-Cap Growth Portfolio of the Pacific Select Fund were aggregated.

      Net fees paid or owed by Pacific Life to AIM for the PF Loomis Sayles Large-Cap Growth Fund for the fiscal year ended March 31, 2005 were $156,068.99, for 2004 were $65,940.65, and for 2003 were $51,408.94.

      Pursuant to a Fund Management Agreement and an Addendum to the Fund Management Agreement among the Pacific Funds, the Adviser, and Massachusetts Financial Services Company, doing business as MFS Investment Management (MFS), 500 Boylston Street, Floor 21, Boston, MA 02116, MFS is the Manager and provides investment advisory services to the PF MFS International Large-Cap Fund. Effective January 1, 2004, for the services provided, Pacific Life pays a monthly fee to MFS based on an annual percentage of the average daily net assets of the PF MFS International Large-Cap Fund, according to the following schedule:

PF MFS International Large-Cap Fund

Rate (%)	Break Point (assets)

.45%	On first $500 million
.40%	On next $500 million
.375%	On next $1 billion
.35%	On excess

      When determining the break point rate, the combined average daily net assets of the PF MFS International Large-Cap Fund and the International Large-Cap Portfolio of the Pacific Select Fund are aggregated.

      For the services provided, for the period of October 1, 2001 through December 31, 2003, Pacific Life paid a monthly fee to MFS based on an annual percentage of the average daily net assets of the PF MFS International Large-Cap Fund, according to the following schedule:

PF MFS International Large-Cap Fund

Rate (%)	Break Point (assets)

.55%	On first $200 million
.50%	On next $300 million
.45%	On next $500 million
.40%	On excess

      When determining the break point rate, the combined average daily net assets of the PF MFS International Large-Cap Fund and the International Large-Cap Portfolio of the Pacific Select Fund were aggregated.

      MFS and its predecessor organizations have a history of money management dating from 1924. Net assets under the management of the MFS organization were approximately $144.8 billion as of March 31, 2005.

      Net fees paid or owed by Pacific Life to MFS for the fiscal year ended March 31, 2005 were $102,915.89, for 2004 were $40,835.55, and for 2003 were $30,592.11 for the PF MFS International Large-Cap Fund.

      Pursuant to a Fund Management Agreement among Pacific Funds, the Adviser, and Neuberger Berman Management Inc. (Neuberger Berman), 605 Third Avenue, New York, NY 10158, Neuberger Berman is the Fund Manager and provides investment advisory services to the PF NB Fasciano Small Equity Fund (formerly called Aggressive Growth Fund).

      Effective October 1, 2005 for the services provided, Pacific Life pays a monthly fee to Neuberger Berman based on an annual percentage of the average daily net assets of the PF NB Fasciano Small Equity Fund (formerly called Aggressive Growth Fund), according to the following schedule:

PF NB Fasciano Small Equity Fund

(formerly called Aggressive Growth)

Rate (%)	Break Point (assets)

.60%	On first $100 million
.45%	On next $400 million
.40%	On excess

      When determining the breakpoint rate, the combined average daily net assets of the PF NB Fasciano Small Equity Fund (formerly called Aggressive Growth Fund), and the Fasciano Small Equity Portfolio of the Pacific Select Fund were aggregated.

      Neuberger Berman is an investment management firm with headquarters in New York. The firm’s focus is on U.S. fixed income, equity and balanced fund management. As of March 31, 2005, total assets under management by Neuberger Berman and its affiliates were over $88.5 billion. Neuberger Berman is an indirectly wholly owned subsidiary of Lehman Brothers Holdings Inc.

      From October 1, 2001 through September 30, 2005, pursuant to a Fund Management Agreement among Pacific Funds, the Adviser, and AIM, AIM served as the manager for the PF NB Fasciano Small Equity Fund (formerly called Aggressive Growth Fund).

      For the services provided for the period May 1, 2005 through September 30, 2005 for the PF NB Fasciano Small Equity Fund (formerly called Aggressive Growth Fund), Pacific Life paid a monthly fee to

AIM based on an annual percentage of the average daily net assets of the PF NB Fasciano Small Equity Fund according to the following schedule:

PF NB Fasciano Small Equity Fund

(formerly called Aggressive Growth)

Rate (%)	Break Point (assets)

.50%	On first $50 million
.45%	On next $50 million
.40%	On excess

      When determining the breakpoint rate, the combined average daily net assets of the PF NB Fasciano Small Equity Fund and the Fasciano Small Equity Portfolio of the Pacific Select Fund were aggregated.

      For the services provided for the period May 1, 2003 through April 30, 2005 for the PF NB Fasciano Small Equity Fund (formerly called Aggressive Growth Fund), Pacific Life paid a monthly fee to AIM based on an annual percentage of the average daily net assets of the PF NB Fasciano Small Equity Fund according to the following schedule:

PF NB Fasciano Small Equity Fund

(formerly called Aggressive Growth)

Rate (%)	Break Point (assets)

.55%	On first $50 million
.50%	On next $50 million
.45%	On excess

      When determining the breakpoint rate, the combined average daily net assets of the PF NB Fasciano Small Equity Fund and the Fasciano Small Equity Portfolio of the Pacific Select Fund were aggregated.

      For the services provided for the period October 1, 2001 through April 30, 2003 for the PF NB Fasciano Small Equity Fund (formerly called Aggressive Growth Fund), Pacific Life paid a monthly fee to AIM based on an annual percentage of the average daily net assets of the PF NB Fasciano Small Equity Fund according to the following schedule:

PF NB Fasciano Small Equity Fund

(formerly called Aggressive Growth)

Rate (%)	Break Point (assets)

.60%	On first $500 million
.55%	On excess

      When determining the breakpoint rate, the combined average daily net assets of the PF NB Fasciano Small Equity Fund and the Fasciano Small Equity Portfolio of the Pacific Select Fund were aggregated.

      Net fees paid or owed by Pacific Life to AIM for the PF NB Fasciano Small Equity Fund for the fiscal year ended March 31, 2005 were $52,453.01, for 2004 were $39,470.89, and for 2003 were $35,433.32.

      Pursuant to a Fund Management Agreement among Pacific Funds, the Adviser and OppenheimerFunds, Inc. (Oppenheimer), Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008, Oppenheimer is the Manager and provides investment advisory services to the PF Oppenheimer Main Street Core and PF Oppenheimer Emerging Markets Funds.

      Effective October 1, 2005 for the services provided, Pacific Life pays a monthly fee to Oppenheimer of 0.23% based on an annual percentage of the average daily net assets of the PF Oppenheimer Main Street Core and PF Oppenheimer Emerging Markets Funds.

      Oppenheimer is one of the largest mutual fund companies in the United States, with more than $770 billion in assets under management as of March 31, 2005. Oppenheimer has been serving the investment needs of financial advisors and their clients since 1960 with more than 60 mutual funds and more than 7 million shareholder accounts.

      Pursuant to a Fund Management Agreement and an addendum to the Fund Management Agreement among Pacific Funds, the Adviser, and Pacific Investment Management Company LLC (“PIMCO”), 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, PIMCO is the Manager and provides investment advisory services to the PF PIMCO Managed Bond Fund and PF PIMCO Inflation Managed Fund.

      For the services provided, Pacific Life pays a monthly fee to PIMCO of 0.25% based on an annual percentage of the average daily net assets of the PF PIMCO Managed Bond Fund and the PF PIMCO Inflation Managed Fund.

      Net fees paid or owed by Pacific Life to PIMCO for the fiscal year ended March 31, 2005 for the PF PIMCO Managed Bond and PF PIMCO Inflation Managed Funds were $86,076.93 and $77,321.62, for 2004 were $58,097.00 and $35,671.00, and for 2003 were $71,025.00 and $3,648.00, respectively. The PF PIMCO Inflation Managed Fund did not begin operations until December 31, 2002.

      PIMCO is an investment counseling firm founded in 1971, and had approximately $464.0 billion in assets under management as of March 31, 2005. PIMCO is a Delaware limited liability company and is a majority-owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”) with a minority interest held by PIMCO Partners, LLC. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. AGI LP was organized as a limited partnership under Delaware law in 1987. AGI LP’s sole general partner is Allianz-PacLife Partners LLC. Allianz-PacLife Partners LLC is a Delaware limited company with two members, ADAM U.S. Holding LLC, the managing member, which is a Delaware limited liability company and Pacific Life, a California stock life insurance company. The sole member of ADAM U.S. Holding LLC is Allianz Global Investors of America LLC. Allianz Global Investors of America LLC has two members, Allianz of America, Inc., a Delaware corporation which owns a 99.9% non-managing interest and Allianz Global Investors of America Holding Inc., a Delaware corporation which owns a 0.01% managing interest. Allianz Global Investors of America Holding Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft, which is wholly owned by Allianz Aktiengesellschaft (“Allianz AG”). Allianz of America, Inc. is wholly-owned by Allianz AG. Pacific Life, an indirect subsidiary of Pacific Mutual Holding Company. Allianz AG indirectly holds a controlling interest in Allianz Global Investors of America L.P. Allianz AG is a European-based, multinational insurance and financial services holding company. Pacific Life owns an indirect minority equity interest in Allianz Global Investors of America L.P. and is a California-based insurance company.

      Absent an order from the SEC or other relief, the PF PIMCO Managed Bond and PF PIMCO Inflation Managed Funds generally cannot engage in principal transactions with the Affiliated Brokers and certain other affiliated entities, and the PF PIMCO Managed Bond and PF PIMCO Inflation Managed Funds’ abilities to purchase securities underwritten by an affiliated broker or to utilize the affiliated brokers for agency transactions will be subject to regulatory restrictions. PIMCO has advised that it does not believe that the above restrictions on transactions with the affiliated brokers would materially adversely affect its ability to provide services to the Funds, the Fund’s ability to take advantage of market opportunities, or their overall performance.

      Pursuant to a Fund Management Agreement among Pacific Funds, the Adviser, and Salomon Brothers Asset Management Inc (“SaBAM”), 399 Park Avenue, New York, New York 10022, SaBAM is the Manager and provides investment advisory services to the PF Salomon Brothers Large-Cap Value Fund. For

the services provided, Pacific Life pays a monthly fee to SaBAM based on an annual percentage of the average daily net assets of the PF Salomon Brothers Large-Cap Value Fund, according to the following schedule:

PF Salomon Brothers Large-Cap Value Fund

Rate (%)	Break Point (assets)

.45%	On first $100 million
.40%	On next $100 million
.35%	On next $200 million
.30%	On next $350 million
.25%	On next $250 million
.20%	On excess

      When determining the break point rate, the combined average daily net assets of the PF Salomon Brothers Large-Cap Value Fund and the Large-Cap Value Portfolio of the Pacific Select Fund were aggregated.

      Established in 1987, SaBAM has affiliates in London, Frankfurt, Tokyo and Hong Kong. Together they provide a broad range of equity and fixed-income investment management services to individuals and institutional clients around the world. SaBAM also provides investment advisory services to other investment companies. As of March 31, 2005, SaBAM and such affiliates had $82.5 billion in assets under management. SaBAM is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). Legg Mason serves a wide variety of clients including institutional and individual investors around the world in specialized disciplines among its three divisions: institutional, mutual funds/managed services and wealth management.

      Net fees paid or owed by Pacific Life to SaBAM for the fiscal year ended March 31, 2005 were $98,977.84, for 2004 were $57,733.13, and for 2003 were $52,188.12, for the PF Salomon Brothers Large-Cap Value Fund.

      Pursuant to a Fund Management Agreement among Pacific Funds, the Adviser, and Morgan Stanley Investment Management Inc. (MSIM), MSIM is the Manager and provides investment advisory services to the PF Van Kampen Comstock, PF Van Kampen Real Estate, and PF Van Kampen Mid-Cap Growth Funds. MSIM, a subsidiary of Morgan Stanley is located at 1221 Avenue of the Americas, New York, NY 10020, and doing business in certain instances (including in its role as sub-adviser to these Funds) under the name Van Kampen.

      Effective December 31, 2004, for the services provided, Pacific Life pays a monthly fee to Van Kampen based on an annual percentage of the combined average daily net assets of the PF Van Kampen Comstock, PF Van Kampen Mid-Cap Growth and PF Van Kampen Real Estate Funds according to the following schedule:

PF Van Kampen Comstock, PF Van Kampen Mid-Cap Growth and PF Van Kampen Real Estate Funds

Rate (%)	Break Point (assets)

.35%	On first $2 billion
.32%	On next $1 billion
.30%	On excess

      When determining the break point rate, the combined average daily net assets of the PF Van Kampen Comstock, the PF Van Kampen Mid-Cap Growth, the PF Van Kampen Real Estate Funds, and the Comstock, Mid-Cap Growth and Real Estate Portfolios of the Pacific Select Fund were aggregated.

      For the services provided for the period May 1, 2003 through December 30, 2004, Pacific Life paid a monthly fee to Van Kampen based on an annual percentage of the combined average daily net assets of the PF Van Kampen Comstock and PF Van Kampen Mid-Cap Growth Funds, according to the following schedule:

PF Van Kampen Comstock and PF Van Kampen Mid-Cap Growth Funds

Rate (%)	Break Point (assets)

.35%	On first $2 billion
.32%	On next $1 billion
.30%	On excess

      When determining the break point rates, the combined average daily net assets of the PF Van Kampen Comstock Fund, the PF Van Kampen Mid-Cap Growth Fund, and the Comstock, Mid-Cap Growth, and Real Estate Portfolios of the Pacific Select Fund were aggregated.

      Net fees paid or owned by Pacific Life to Van Kampen for the fiscal year ended March 31, 2005 for the PF Van Kampen Comstock, PF Van Kampen Mid-Cap Growth, and PF Van Kampen Real Estate Funds, were $62,731.66, $108,322.08, and $9,059.36, respectively. The PF Van Kampen Real Estate Fund began operations on December 31, 2004.

      Net fees paid or owed by Pacific Life to Van Kampen for the period of May 1, 2003 through March 31, 2004 were $27,691.92 for the PF Van Kampen Comstock Fund and $41,028.67 for the PF Van Kampen Mid-Cap Growth Fund.

      From October 1, 2001 through April 30, 2003, pursuant to a Fund Management Agreement among Pacific Funds, the Adviser, and Janus, Janus served as the Manager for the PF Van Kampen Comstock Fund (formerly PF Janus Strategic Value Fund).

      For the services provided, for the period of May 1, 2002 through April 30, 2003, Pacific Life paid a monthly fee to Janus based on an annual percentage of the average daily net assets of the PF Van Kampen Comstock Fund, according to the following schedule:

PF Van Kampen Comstock Fund

Rate (%)	Break Point (assets)

.50%	On first $250 million
.45%	On next $500 million
.40%	On next $750 million
.35%	On excess

      When determining the break point rate, the combined average daily net assets of the PF Van Kampen Comstock Fund and the Comstock Portfolio of the Pacific Select Fund were aggregated.

      For the services provided, for the period October 1, 2001 through April 30, 2002 for the PF Van Kampen Comstock Fund, Pacific Life paid a monthly fee to Janus based on an annual percentage of the average daily net assets of the PF Van Kampen Comstock Fund according to the following schedule:

PF Van Kampen Comstock Fund

Rate (%)	Break Points (assets)

.55%	On first $100 million
.50%	On next $400 million
.45%	On excess

      Net fees paid or owed by Pacific Life to Janus for the fiscal year ended March 31, 2003 were $34,459.29 and for 2002 were $21,286.34 for the PF Van Kampen Comstock Fund.

      From October 1, 2001 through April 30, 2003, pursuant to a Fund Management Agreement among Pacific Funds, the Adviser, and MFS, MFS served as the Manager for the PF Van Kampen Mid-Cap Growth Fund (formerly PF MFS Mid-Cap Growth Fund).

      For the services provided, for the period October 1, 2001 through April 30, 2003, Pacific Life paid a monthly fee to MFS based on an annual percentage of the combined average daily net assets of the PF Van Kampen Mid-Cap Growth Fund and the Capital Opportunities and Mid-Cap Growth Portfolios of the Pacific Select Fund, according to the following schedule:

PF Van Kampen Mid-Cap Growth Fund

Rate (%)	Break Point (assets)

.40%	On first $300 million
.375%	On next $300 million
.35%	On next $300 million
.325%	On next $600 million
.25%	On excess

      Net fees paid or owed by Pacific Life to MFS for the fiscal year ended March 31, 2003 were $31,328.99 and for 2002 were $18,992.74 for the PF Van Kampen Mid-Cap Growth Fund.

      Van Kampen, together with its affiliated asset management companies, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. As of March 31, 2005 Van Kampen, together with its affiliated asset management companies, had approximately $420.1 billion in assets under management.

      The Fund Management Agreements are not exclusive, and each Manager may provide and currently is providing investment advisory services to other clients, including other investment companies.

ADDITIONAL INFORMATION ABOUT THE FUND MANAGERS

      The following provides information regarding each fund manager’s compensation, other accounts managed, material conflicts of interests, and any ownership of securities in Pacific Funds. Each fund manager or team member is referred to as a fund or portfolio manager below. The fund managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the fund managers or the sub-advisory firms against one another. Each sub-advisory firm is a separate entity that may employ different compensation structures, may have different management requirements, and each fund manager may be affected by different conflicts of interests.

Compensation Structures and Methods

      The following describes the structure of, and the method(s) used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each fund manager as of Pacific Funds’ fiscal year ended March 31, 2005.

Goldman Sachs Asset Management, L.P.

      Base Salary and Performance Bonus. GSAM and the GSAM Fixed Income Team’s (the “Fixed Income Team”) compensation packages for its portfolio managers are comprised of a base salary and performance bonus. The base salary is fixed. However, the performance bonus is a function of each portfolio manager’s individual performance; the Fixed Income Team’s total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees; his or her contribution to the overall performance of the Fixed Income team; the performance of GSAM; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk exposure.

      The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) overall pre-tax portfolio performance (2) consistency of performance across accounts with similar profiles; (3) compliance with risk budgets; and (4) communication with other portfolio managers within the research process. In addition, the following factors involving the overall performance of the investment style team are also considered when the amount of performance bonus is determined: (1) whether the teams’ performance exceeded performance benchmarks over one-year and three-year periods (for Portfolio specific benchmark’s please see below) (2) whether the team managed portfolios within a defined range around a targeted tracking error; (3) whether the team performed consistently with objectives and client commitments; (4) whether the team achieved top tier rankings and ratings (a consideration secondary to the above); and (5) whether the team managed all similarly mandated accounts in a consistent manner.

      The benchmark for measuring performance of the PF Goldman Sachs Short Duration Bond Fund is the Merrill Lynch 1-3 Year Treasury Index.

Other Compensation

      In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

      Certain GSAM portfolio managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance.

Janus Capital Management LLC

      The following describes the structure and method of calculating the portfolio manager’s compensation as of January 1, 2005.

      The portfolio manager is compensated by Janus Capital for managing the PF Janus Growth LT Fund and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the Managed Funds) through two components: fixed compensation and variable compensation.

      Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.

      Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. restricted stock, stock options and a cash deferred award aligned with Janus fund shares). Variable compensation is structured to pay the portfolio manager primarily on individual performance, with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

      The portfolio manager’s individual performance compensation is determined by applying a multiplier tied to the Managed Funds’ aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three year results. The multiplier is applied against the portfolio manager’s fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years. The portfolio manager’s compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and the portfolio manager will not be eligible to earn any individual performance compensation if the

Managed Funds’ performance does not meet or exceed a certain ranking in their Lipper peer performance group.

      The portfolio manager is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team’s aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus Capital. No team performance compensation is paid to any equity portfolio manager if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group.

      The Portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program.

      The Fund’s Lipper peer group for compensation purposes is the Large-Cap Growth Funds.

Lazard Asset Management LLC

Team Management and Model Portfolios

      Portfolio managers at Lazard manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm’s best thinking, not that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Portfolio Manager Compensation

      Lazard’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to those managed on behalf of the PF Lazard Mid-Cap Value and PF Lazard International Value Funds. Portfolio managers responsible for managing the funds may also manage other sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

      Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy such as leadership, teamwork and commitment.

      Total compensation is not fixed, but rather is based on the following factors: (i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas on a team basis; and (iv) the performance results of the portfolios managed by the investment team.

      Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (Russell Midcap Index and the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager’s bonus can be influenced by subjective measurement of the manager’s ability to help others make investment decisions.

      Portfolio managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for Lazard. The plan offers permanent equity in Lazard Asset Management to a significant number of its professionals, including portfolio managers, as determined by the Board of Directors of Lazard Asset Management, from time to time. This plan gives certain Lazard employees a permanent equity interest in Lazard and an opportunity to participate in the future growth of Lazard.

      The section entitled “Other Accounts Managed” includes information regarding the members of the portfolio management team responsible for managing the funds. Specifically, it shows the number of other portfolios and assets (as of the most recent fiscal year end) managed by each team member. As noted in this section, the portfolio managers managing the funds may also individually be members of management teams that are responsible for managing other accounts with similar investment strategies as the PF Lazard Mid-Cap Value and PF Lazard International Value Funds (“Similar Accounts”). A significant proportion of these Similar Accounts may be within separately managed account programs, where the third party program sponsor is responsible for applying specific client objectives, guidelines and limitations against the model portfolio managed by the portfolio management team. Regardless of the number of accounts, the portfolio management team still manages each account based on a model portfolio as described above.

Loomis, Sayles & Company, L.P.

      Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for our clients. Portfolio manager compensation is made up primarily of two components — base salary and variable compensation. Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component, and generally represents a significant multiple of base salary. Variable compensation is based on four factors — investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component of total variable compensation, and generally represents at least 70% of the total for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the department’s Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually and may decrease or eliminate their contribution to variable compensation.

      Equity managers. Investment performance for equity managers is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of a peer group of institutional managers in that style. A manager’s performance relative to the peer group for the 1-, 3- and 5-year periods is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years) combined is weighted more than shorter-term performance (1 year). If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The benchmark used for the investment style utilized for the Fund is the Russell 1000 Growth Index.

      Loomis Sayles uses the institutional peer groups as the primary measuring stick for equity manager performance because it believes they represent the most competitive product universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style.

      General. Mutual funds are not included in the firm’s composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation. However, each fund managed by the firm employs strategies endorsed by the firm and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers.

      Loomis Sayles has developed and implemented a long-term incentive plan to attract and retain investment talent. The plan supplements existing compensation. This plan has several important components distinguishing it from traditional equity ownership plans:

1	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

2	upon retirement a participant will receive a multi-year payout for his or her vested units;

3	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

      Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

      Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to April 1, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

MFS Investment Management

      Portfolio manager total cash compensation is a combination of base salary and performance bonus:

•	Base Salary — Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

•	Performance Bonus — Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors.

•	The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

•	The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management’s assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

      Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

      Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual’s tenure at MFS and salary level as well as other factors.

Neuberger Berman Management Inc.

      A portion of the compensation paid to each portfolio manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The portfolio managers are paid a base salary that is not dependent on performance. Each portfolio manager also has a “target bonus,” which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and the Russell 2000 benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual’s willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the portfolio managers’ compensation packages, including: (i) whether the manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Inc.’s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the portfolio manager is responsible.

OppenheimerFunds, Inc.

      Portfolio managers are employed and compensated by Oppenheimer (the “Manager”), not the Fund. Under the Manager’s compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers’ and analysts’ interests with the success of the funds and accounts and their investors. The Manager’s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2004 each Portfolio Manager’s compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager’s holding company parent. Senior portfolio managers may also be eligible to participate in the Manager’s deferred compensation plan.

      The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular fund, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers’ compensation is not based on the total value of the Fund’s portfolio assets, although the Fund’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Funds and other funds managed by the Portfolio Managers. The compensation structure of the other funds managed by the Portfolio Manager is the same as the compensation structure of the Funds, described above. The compensation structure of other portfolios managed by the Portfolio Managers is different from the compensation structure of the portfolios, described above. A portion of the Portfolio Manager’s compensation with regard to that portfolio may, under certain circumstances, include an amount based in part on the amount of the portfolio’s management fee.

Pacific Investment Management Company LLC

      PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

      Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process. In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•	3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against benchmarks and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/ CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

      Final award amounts are determined by the PIMCO Compensation Committee.

      Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

      Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI’s profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

      Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

      Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

      From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

      Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Pacific Life Insurance Company

      Pacific Life offers a multi-level compensation structure for portfolio managers, including fixed and incentive bonus compensation. Fixed compensation is given as an annual salary, competitively based on an evaluation and analysis of market advisory compensation amounts. Incentive bonus compensation is a significant component of overall compensation based in part on pre-tax fund performance. In addition, portfolio managers also receive deferred compensation benefits.

Salomon Brothers Asset Management Inc

      The investment services of Citigroup Asset Management (CAM) are provided by Salomon Brothers Asset Management Inc, Smith Barney Asset Management (a division of Citigroup Global Markets Inc.), Citibank Global Asset Management (a unit of Citibank, N.A. and Citibank International plc), Citigroup Asset Management Limited and affiliated advisory entities. Citigroup Asset Management investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

      CAM has recently implemented an investment management incentive and deferred compensation plan (the Plan) for its investment professionals, including the PF Salomon Brothers Large-Cap Value Fund’s portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of CAM’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending in part on the effect that the team’s investment performance has on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

      The investment team’s incentive pool is then adjusted to reflect the team’s investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a “peer group” of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

      Up to 40% of an investment professional’s annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM’s investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

Van Kampen

      Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

      Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with Morgan Stanley.

      Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

      Discretionary compensation can include:

•	Cash Bonus;

•	Morgan Stanley’s Equity Incentive Compensation Program (EICP) awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

•	Investment Management Deferred Compensation Plan (IMDCP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

•	Select Employees’ Capital Accumulation Program (SECAP) awards — a voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by Morgan Stanley or its affiliates; and

•	Voluntary Equity Incentive Compensation Program (VEICP) awards — a voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

      Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against the relevant portfolio’s primary benchmark (S&P 500, Russell Midcap Growth and the NAREIT Equity Indices), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	Contribution to the business objectives of Morgan Stanley.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

      Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

Other Accounts Managed

      The following table reflects information regarding accounts other than the fund for which each manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), this information will be reflected in a separate table below. Information is shown as of the Fund’s fiscal year-end, March 31, 2005.

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts

Fund and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Fund Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

Short Duration Bond
Jonathan A. Beinner	23	$16,600,000,000	46	$24,100,000,000	1,108	$91,200,000,000
James B. Clark	7	$3,300,000,000	9	$4,900,000,000	173	$4,200,000,000
Christopher Sullivan	7	$3,300,000,000	9	$4,900,000,000	173	$4,200,000,000
James McCarthy	7	$5,400,000,000	3	$1,600,000,000	42	$17,800,000,000

Growth LT
David J. Corkins	3	$5,998,300,901	None	N/A	None	N/A

Mid-Cap Value
Robert A. Failla	1	$500,025	2	$61,106,421	216	$667,619,868
Andrew D. Lacey	14	$4,326,611,739	11	$563,190,074	1,327	$16,410,000,000
Christopher H. Blake	5	$2,072,627,794	2	$57,298,593	57	$1,400,000,000
Gary Buesser	5	$2,072,627,794	2	$57,298,593	53	$1,080,000,000

International Value
John R. Reinsberg	23	$7,444,340,734	11	$778,849,640	1,253	$26,750,000,000
Michael A. Bennett	17	$5,512,133,014	2	$22,205,633	1,258	$28,010,000,000
Gabrielle Boyle	18	$5,515,616,299	12	$978,571,328	1,528	$28,180,000,000
Michael Powers	18	$5,515,616,299	4	$31,085,592	1,460	$18,910,000,000
Michael G. Fry[1]	11	$4,271,537,139	3	$126,844,058	1,212	$20,191,383,579

	Registered Investment				Other Pooled Investment
	Companies				Vehicles		Other Accounts

Fund and	Number of		Total Assets		Number of	Total Assets	Number of	Total Assets
Fund Managers	Accounts		in the Accounts		Accounts	in the Accounts	Accounts	in the Accounts

Large-Cap Growth[2]
Mark B. Baribeau	9		$1,236,646,994		3	$1,299,403,683	146	$4,493,955,146
Pamela N. Czekanski	8		$1,204,527,751		3	$1,299,403,683	135	$4,527,697,708
Richard D. Skaggs	8		$1,204,527,751		3	$1,299,403,683	107	$4,413,726,146

International Large-Cap
David R. Mannheim	10	**	$4,453,962,592	**	5	$1,003,349,791	66	$9,801,640,178
Marcus L. Smith	4	**	$3,067,404,984	**	None	N/A	16	$1,635,030,336

Small Equity
Michael Fasciano	3		$536,000,000		None	N/A	5	$403,000,000

Main Street Core
Nikolaos D. Monoyios	11		$21,307,100,000		1	$17,600,000	None	N/A
Marc Reinganum	8		$16,099,700,000		None	N/A	None	N/A

Emerging Markets
Mark Madden	2		$4,182,600,000		2	$130,100,000	None	N/A

Managed Bond
Pasi Hamalainen	9		$6,670,600,000		5	$521,200,000,000	178	$35,241,590,000

Inflation Managed
John B. Brynjolfsson	14		$30,433,600,000		9	$1,684,580,000	35	$6,060,030,000

Money Market
Dale W. Patrick	1		$1,137,128,092		None	N/A	5	$489,921,000
Brendan L. Collins	1		$1,137,128,092		None	N/A	5	$489,921,000

Large-Cap Value
Mark J. McAllister	17		$6,604,794,636		2	$236,905,593	30,724	$5,639,080,783
Robert Feitler	17		$6,604,794,636		2	$236,905,593	30,724	$5,639,080,783

Comstock
B. Robert Baker, Jr.	13		$21,547,755,317		2	$1,677,055,913	19,625	$2,148,226,547
Kevin C. Holt	13		$21,547,755,317		2	$1,677,055,913	19,625	$2,148,226,547
Jason S. Leder	13		$21,547,755,317		2	$1,677,055,913	19,625	$2,148,226,547

Real Estate
Theodore R. Bigman	9		$4,088,945,314		5	$187,352,004	613	$2,513,463,562

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts

Fund and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Fund Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

Mid-Cap Growth
Dennis P. Lynch	33	$13,272,066,110	4	$830,476,787	13,377	$3,079,759,306
David S. Cohen	33	$13,272,066,110	4	$830,476,787	13,377	$3,079,759,306
Sam Chainani	33	$13,272,066,110	4	$830,476,787	13,377	$3,079,759,306

[1]	Information for Michael G. Fry as of October 31, 2005.

[2]	Information for Large-Cap Growth Fund as of October 31, 2005.

**	Includes the Fund.

      The following table reflects information regarding accounts other than the fund for which each portfolio manager has day-to-day management responsibilities with respect to which the advisory fee is based on account performance. Information is shown as of the Fund’s fiscal year-end, March 31, 2005.

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts

Fund and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Fund Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

Short Duration Bond
Jonathan A. Beinner	None	N/A	13	$8,000,000,000	24	$12,100,000,000
James B. Clark	None	N/A	4	$4,200,000,000	5	$1,800,000,000
Christopher Sullivan	None	N/A	4	$4,200,000,000	5	$1,800,000,000
James McCarthy	None	N/A	None	N/A	8	$5,000,000,000
Large-Cap Growth[2]
Mark B. Baribeau	None	N/A	1	$133,982,004	None	N/A
Pamela N. Czekanski	None	N/A	1	$133,982,004	None	N/A
Richard D. Skaggs	None	N/A	1	$133,982,004	None	N/A

International Large-Cap
David R. Mannheim	None	N/A	None	N/A	8	$1,077,651,250
Marcus L. Smith	None	N/A	None	N/A	2	$108,603,627

Managed Bond
Pasi Hamalainen	None	N/A	None	N/A	10	$3,373,690,000

Inflation Managed
John B. Brynjolfsson	None	N/A	None	N/A	7	$1,996,160,000

Real Estate
Theodore R. Bigman	None	N/A	None	N/A	4	$341,335,126

Material Conflicts of Interest

      Actual or apparent conflicts of interest may arise when a fund manager has day-to-day management responsibilities with respect to more than one investment account. Fund managers who manage other investment accounts in addition to a fund of Pacific Funds may be presented with the following potential conflicts:

Goldman Sachs Asset Management, L.P.

      GSAM’s portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the PF Goldman Sachs Short Duration Bond Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

      GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

Janus Capital Management LLC

      As shown in the section entitled “Other Accounts Managed”, the fund manager may manage other accounts with investment strategies similar to the PF Janus Growth LT Fund. Fees may vary among these accounts and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the PF Janus Growth LT Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the PF Janus Growth LT Fund. However, these risks may be mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager may be generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.

Lazard Asset Management LLC

      Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as the PF Lazard Mid-Cap Value and PF Lazard International Value Funds (Similar Accounts), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the funds are not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, the Portfolios may be subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

      Potential conflicts of interest may arise because of Lazard’s management of the funds and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the funds, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the funds. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the funds.

      A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account reduces the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the funds invest, Lazard could be seen as harming the performance of the funds for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.

Loomis, Sayles & Company, L.P.

      The fact that a portfolio manager manages a mutual fund as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

MFS Investment Management

      MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of the PF MFS International Large-Cap Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

      In certain instances there may be securities which are suitable for the fund as well as for accounts with similar investment objectives of MFS or subsidiary of MFS. Securities transactions for the fund and other accounts with similar investment objectives are generally executed on the same day, or the next day.

      Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the fund is concerned. In most cases, however, MFS believes that the fund’s ability to participate in volume transactions will produce better executions for the fund.

      MFS does not receive a performance fee for its management of the fund. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the fund — for instance, those that pay a higher advisory fee and/or have a performance fee.

Neuberger Berman Management Inc.

      While the portfolio managers’ management of other accounts may give rise to the conflicts of interest discussed below, Neuberger Berman believes that it has designed policies and procedures to appropriately address those conflicts. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a fund and the management of other accounts, which might have similar investment objectives or strategies as the Fund or track the same index a fund tracks. Other accounts managed by the portfolio managers may hold, purchase, or sell securities that are eligible to held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

      As a result of the portfolio manager’s day-to-day management of a fund, the portfolio managers know the size, timing and possible market impact of a fund’s trades. While it is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a fund, Neuberger Berman has policies and procedures to address such a conflict.

      From time to time, a particular investment opportunity may be suitable for both a fund and other types of accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. Neuberger Berman has adopted policies and procedures reasonably designed to fairly allocate investment opportunities. Typically, when a fund and one or more of the other Neuberger Berman funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties, transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund’s ability to participate in volume transactions may produce better executions for it.

OppenheimerFunds, Inc.

      As indicated above under “Other Accounts Managed”, each of the portfolio managers also manages other funds. Potentially, at times, those responsibilities could conflict with the interests of the Funds. That may occur whether the investment strategies of the other fund are the same as, or different from, the Fund’s investment objectives and strategies. For example the portfolio manager may need to allocate investment opportunities between the Fund and another fund having similar objectives or strategies, or he may need to execute transactions for another fund that could have a negative impact on the value of securities held by the Funds. Not all funds and accounts advised by the manager have the same management fee. If the management fee structure of another fund is more advantageous to the manager than the fee structure of the Funds, the manager could have an incentive to favor the other fund. However, the manager’s compliance procedures and Code of Ethics recognize the manager’s fiduciary obligations to treat all of its clients, including the Funds, fairly and equitably, and are designed to preclude the portfolio managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, one or more of the Fund’s portfolio managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Funds, or may manage funds or accounts with investment objectives and strategies that are different from those of the Funds.

Pacific Investment Management Company LLC

      From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the funds, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the funds. The other accounts might also have different investment objectives or strategies than the funds.

      Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a fund. Because of their positions with the funds, the portfolio managers know the size, timing and possible market impact of a fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a fund.

      Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

      Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the funds and certain pooled investment vehicles, including investment opportunity allocation issues.

      Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the funds on a fair and equitable basis over time.

Pacific Life Insurance Company

      While material conflicts of interests may arise with respect to management of a portfolio by the portfolio manager, Pacific Life has not experienced any such conflicts. Pacific Life has adopted policies and procedures to address any potential material conflicts, should they arise.

Salomon Brothers Asset Management Inc

      Potential conflicts of interest may arise when a fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table under the “Other Accounts Managed” section above.

      Salomon Brothers Asset Management Inc and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for Salomon Brothers and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

      These potential conflicts include:

      Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

      Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

      Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

      Selection of Brokers/ Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

      Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of Salomon Brothers’ management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

      Related Business Opportunities. Salomon Brothers or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Van Kampen

      Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Van Kampen may receive fees from certain accounts that are higher than the fee it receives for managing the funds, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the funds. Van Kampen has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Beneficial Interest of Fund Managers

      As of the Fund’s fiscal year ended, March 31, 2005, there were no securities beneficially owned by any fund manager, except for Kathleen McWard, a joint portfolio manager for the Pacific Funds Portfolio Optimization Funds, who beneficially owns securities of Portfolio Optimization Model E in the range of $1-$10,000. With respect to Neuberger Berman Management Inc. and OppenheimerFunds, Inc., as of June 30, 2005, there were no securities beneficially owned by these two fund managers. With respect to Loomis, Sayles & Company, L.P., as of December 31, 2005, there were no securities beneficially owned by the fund manager. Fund managers are not required to own securities of the Fund. In addition, although the level of a fund manager’s securities ownership may be an indicator of his or her confidence in the fund’s investment strategy, it does not necessarily follow that a fund manager who owns few or no securities has any less confidence or is any less concerned about the applicable fund’s performance.

FUND TRANSACTIONS AND BROKERAGE

Investment Decisions

      Investment decisions for the Fund and for the other investment advisory clients of the Adviser, or applicable Manager, are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. There may be circumstances when purchases or sales of securities for one or more clients will have an adverse effect on other clients, including a Fund.

      It also sometimes happens that the Adviser or Manager may simultaneously purchase or sell the same security for two or more clients. In such instances, transactions in securities will be allocated between the Fund and the Adviser’s or Manager’s other clients in a manner deemed fair and reasonable by the Adviser or Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser or Manager, and the results of such allocations, are subject to review by the Board of Trustees. To the extent any Fund seeks to acquire the same security at the same time as another Adviser or Manager client, such Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this could have a detrimental effect on the price or value of the security insofar as a specific Fund is concerned. The Adviser or Manager may, at its discretion, aggregate orders for the same security for two or more clients, and then allocate purchases or sales in an equitable manner, providing average prices to all such clients.

Brokerage and Research Services

      The Portfolio Optimization Funds invest primarily in the Underlying Funds and do not incur commissions or sales charges in connection with investments in the Underlying Funds, but they may incur such costs if they invest directly in other types of securities, and they bear such costs indirectly through their investment in the Underlying Funds. Accordingly the following description is relevant for the Portfolio Optimization Funds and the Underlying Funds.

      The Adviser or Manager for a Fund places all orders for the purchase and sale of fund securities, options, and futures contracts and other investments for a Fund through a substantial number of brokers and dealers or futures commission merchants selected at its discretion. In executing transactions, the Adviser or Manager will attempt to obtain the best net results for a Fund taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm’s risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In effecting purchases and sales of fund securities in transactions on United States stock exchanges for the account of a Fund, the Adviser or Manager may pay higher commission rates than the lowest available when the Adviser or Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Manager may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup. Consistent with the policy of obtaining the best net results, a portion of a Fund’s brokerage and futures transactions, including transactions on a national securities exchange, may be conducted through an affiliated broker.

      There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Manager may be unable to negotiate commission rates for these transactions.

      Some securities considered for investment by a Fund may also be appropriate for other clients served by the Adviser or Manager. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by the Adviser or Manager is considered at or about the same time, transactions in such securities will be allocated among that Fund and such clients in a manner deemed fair and reasonable by the Adviser or Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser or Manager, and the results of such allocations, are subject to periodic review by the Pacific Funds’ Adviser and/or Board of Trustees.

      As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser or Manager may cause a Fund to pay a broker-dealer, which provides “brokerage and research services” (as defined in the Act) to the Adviser or Manager, an amount of disclosed commission for effecting a securities transaction for a Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. For many years, it has been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute fund transactions for the clients of such advisers. Consistent with this practice, the Adviser or Manager for a Fund may receive research services from many broker-dealers with which the Adviser or Manager places a Fund’s transactions. The Adviser or Manager for a Fund may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Adviser or Manager in advising its various clients (including the Fund), although not all of these services are necessarily useful and of value in managing a Fund. The advisory fee paid by the Pacific Funds is not reduced because the Adviser or Manager and its affiliates receive such services.

      As noted above, the Adviser or a Manager may purchase new issues of securities for a Fund in underwritten fixed price offerings. In those situations, the underwriter or selling group member may provide the Adviser or Manager with research in addition to selling the securities (at the fixed public offering price) to the Fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Fund, or other advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances, although compliance with these rules does not necessarily ensure compliance with all federal securities laws. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

      During the fiscal years ended 3/31/05, 3/31/04 and 3/31/03, each Fund incurred brokerage commissions as follows:

	Fiscal Year	Fiscal Year	Fiscal Year
Fund	2005*	2004*	2003*

PF Portfolio Optimization Model A1	N/A	N/A	N/A
PF Portfolio Optimization Model B1	N/A	N/A	N/A
PF Portfolio Optimization Model C1	N/A	N/A	N/A
PF Portfolio Optimization Model D1	N/A	N/A	N/A
PF Portfolio Optimization Model E1	N/A	N/A	N/A
PF Goldman Sachs Short Duration Bond[1,2]	$1,135	$61	N/A
PF Janus Growth LT	19,158	11,813	$26,826
PF Lazard Mid-Cap Value[1]	22,659	N/A	N/A
PF Lazard International Value	29,502	27,367	12,108
PF Loomis Sayles Large-Cap Growth Fund (formerly called Blue Chip)	43,290	20,081	12,779
PF MFS International Large-Cap	53,618	38,200	29,614
PF NB Fasciano Small Equity (formerly called Aggressive Growth)	49,443	20,895	12,954
PF Oppenheimer Main Street Core[1]	N/A	N/A	N/A
PF Oppenheimer Emerging Markets[1]	N/A	N/A	N/A
PF PIMCO Managed Bond	6,315	4,393	3,060
PF PIMCO Inflation Managed[1]	488	30	N/A
PF Salomon Brothers Large-Cap Value[3]	62,846	38,690	45,223
PF Van Kampen Comstock[4]	20,007	17,969	11,647
PF Van Kampen Mid-Cap Growth[5]	68,489	89,688	57,638
PF Van Kampen Real Estate[1,6]	5,950	N/A	N/A

*	Increases/decreases in brokerage commissions from one year to the next are generally due to increased/decreased trading activity and/or an increase or decrease in fund assets.

[1]	The PF PIMCO Inflation Managed Fund did not begin operations until December 31, 2002. The Portfolio Optimization Funds and the PF Goldman Sachs Short Duration Bond Fund did not begin operations until December 31, 2003. The PF Lazard Mid-Cap Value and the PF Van Kampen Real Estate Funds did not begin operations until December 31, 2004. The PF Oppenheimer Main Street Core and PF Oppenheimer Emerging Markets Funds did not begin operations until September 30, 2005.

[2]	Of which $153 and $16 was paid to Goldman, Sachs & Co., an affiliate of Goldman Sachs Asset Management, L.P. in fiscal year 2005 and 2004, respectively. For fiscal year 2005, 13.48% of the aggregate brokerage commissions were paid to Goldman, Sachs & Co.

[3]	Of which $2,919, $3,796, and $2,501 was paid to Salomon Smith Barney Inc. and Citigroup Global Markets in fiscal year 2005, 2004, and 2003, respectively, an affiliate of Salomon Brothers Asset

Management Inc. For fiscal year 2005, 4.64% of the aggregate brokerage commissions were paid to, and 3.77% of the aggregate dollar amount of transactions involving the payment of commissions was effected through, Salomon Smith Barney Inc. and Citigroup Global Markets.

[4]	Of which $255 and $109 was paid to Morgan Stanley & Co., an affiliate of Van Kampen in fiscal year 2005 and 2004, respectively. For fiscal year 2005, 1.27% of the aggregate brokerage commissions were paid to, and 1.10% of the aggregate dollar amount of transactions involving the payment of commissions was effected through, Morgan Stanley & Co.

[5]	Of which $356 and $358 was paid to Morgan Stanley & Co., an affiliate of Van Kampen in fiscal year 2005 and 2004, respectively. For fiscal year 2005, 0.52% of the aggregate brokerage commissions were paid to, and 2.26% of the aggregate dollar amount of transactions involving the payment of commissions was effected through, Morgan Stanley & Co.

[6]	Of which $133 was paid to Morgan Stanley & Co., an affiliate of Van Kampen for the period December 31, 2004 through March 31, 2005. 2.23% of the aggregate brokerage commissions were paid to, and 3.33% of the aggregate dollar amount of transactions involving the payment of commissions was effected through, Morgan Stanley & Co.

      During the fiscal year ended March 31, 2005, the PF Janus Growth LT Fund, PF Loomis Sayles Large-Cap Growth Fund (formerly called Blue Chip), PF MFS International Large-Cap Fund, PF PIMCO Managed Bond Fund, PF PIMCO Inflation Managed Bond Fund, PF Salomon Brothers Large-Cap Value Fund and PF Van Kampen Comstock Fund acquired and sold securities of their regular broker-dealers or of their regular broker-dealers’ parent company.

      As of March 31, 2005 the following Funds acquired and held securities of their regular broker-dealers or of their regular broker-dealers’ parent company:

Fund	Securities of Regular Broker-Dealers	Value

PF Janus Growth LT	The Goldman Sachs Group Inc. JPMorgan Chase & Co.	$201,832 576,540
PF Lazard International Value	Credit Suisse Group UBS AG	$1,395,322 1,832,448
PF Loomis Sayles Large-Cap Growth (formerly called Blue Chip)	Bank of America Corp. Citigroup Inc. The Goldman Sachs Group Inc. JPMorgan Chase & Co. Merrill Lynch & Co Inc.	$657,090 1,154,958 813,926 671,240 673,540
PF MFS International Large-Cap	UBS AG	$845,966
PF PIMCO Managed Bond	Bank of America Corp. Barclays U.S. Funding LLC Citigroup Inc. Morgan Stanley UBS AG	$299,673 1,294,096 98,501 110,885 1,296,303
PF PIMCO Inflation Managed	Barclays U.S. Funding LLC	$596,365
PF Salomon Brothers Large-Cap Value	Bank of New York The Goldman Sachs Group Inc. JPMorgan Chase & Co. Merrill Lynch & Co Inc. Morgan Stanley	$331,170 681,938 629,720 1,007,480 383,575
PF Van Kampen Comstock	Citigroup Inc. JPMorgan Chase & Co. Lehman Brothers Holdings Inc. Merrill Lynch & Co Inc.	$579,726 183,380 75,328 147,160

Fund Turnover

      For reporting purposes, each Fund’s turnover rate is calculated by dividing the value of the lesser of purchases or sales of fund securities for the fiscal year by the monthly average of the value of fund securities owned by a Fund during the fiscal year. In determining such fund turnover, long-term U.S. Government Securities are included. Short-term U.S. Government Securities and all other securities whose maturities at the time of acquisition were one year or less are excluded. A 100% fund turnover rate would occur, for example, if all of the securities in a Fund (other than short-term securities) were replaced once during the fiscal year. The fund turnover rate for each of the Funds will vary from year to year, depending on market conditions. In addition, many of the funds are underlying funds of the Portfolio Optimization Funds, and changes to the allocation models of the Portfolio Optimization Funds may result in the transfer of assets from one underlying fund to another, which may increase trading costs for the affected underlying funds.

      The following Funds engage in active and frequent trading, with portfolio turnover rates which may exceed 100%: the PF NB Fasciano Small Equity Fund (formerly called Aggressive Growth), the PF Goldman Sachs Short Duration Bond Fund, the PF Loomis Sayles Large-Cap Growth Fund, the PF PIMCO Managed Bond Fund and the PF PIMCO Inflation Managed Fund. For PF NB Fasciano Small Equity Fund, the portfolio turnover rate increased as compared to the prior fiscal year due to a realignment of the fund’s portfolio to fit the investment process of the current management team that assumed management of the fund in April of 2004. The AIM portfolio management team, the former fund manager of the PF NB Fasciano Small Equity Fund, used a bottom-up approach to investing, selecting stocks based on an analysis of individual companies and developed price targets for all of the holdings. The AIM portfolio management team employed a rigorous sell discipline which may consider selling or trimming a stock when it no longer meets their investment criteria including: company misses or lowers numbers, stock approaches or hits target price, analyst reduces estimates/opinion, deterioration in the fundamental business prospects, more attractive opportunity in another security. In addition, the sell discipline used by the AIM portfolio management team tended to lead to higher turnover, but the fund typically had much lower risk (as measured by standard deviation) than the peer group. The variation in the PF Goldman Sachs Short Duration Bond Fund’s turnover rate over last year is primarily due to increased exposure to futures, transactions in TBA (to be announced) issues, and transaction rolls. For the PF PIMCO Managed Bond Fund, turnover may exceed 100% as turnover figures include currency trades, futures margin flow, forward purchases/sales as well as the monthly rolling of TBA mortgage positions. For TIPS (Treasury Inflation Protection Securities) accounts, turnover is further impacted by the rolling of TIPS buy-forward agreements on a monthly basis. In order to generate structural value added, PIMCO often buys futures instead of physical securities and PIMCO actively manages the cash equivalents backing the futures contracts. Because cash equivalents have short maturities, these positions must be rolled into new securities frequently. Consequently, this cash backing-related turnover does not represent changes in portfolio strategy and/or PIMCO’s economic views and does not cause the portfolio to incur undue trading costs. The turnover rates for the PF MFS International Large-Cap Fund, the PF Van Kampen Mid-Cap Growth and PF Van Kampen Comstock Fund were lower than the prior fiscal year’s turnover rates. In the prior fiscal year, these Funds were restructured in connection with changes in sub-advisers and/or reorganization.

Disclosure of Fund Holdings

      It is the policy of Pacific Funds (the Fund) and its service providers to protect the confidentiality of portfolio holdings and to limit the selective disclosure of non-public information about the Fund’s portfolio holdings. The Fund and each of its service providers must adhere to the Fund’s policies and procedures on disclosure of portfolio holdings (Disclosure Policies). The Disclosure Policies are meant to protect the interests of Fund shareholders and to address potential conflicts of interests that could arise between the interest of Fund shareholders and the interests of the Fund’s investment adviser, Distributor, or affiliated persons of the Fund, investment adviser, or Distributor. To do so, the Disclosure Policies provide that no information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party (other than those service providers who generally need access to such information in the performance of their contractual duties and responsibilities to the Fund, who are all subject to duties of confidentiality, including a duty to not trade on non-public information, imposed by law/or contract) except as provided for in the Disclosure Policies. Unless required by law, for an unaffiliated third party to receive any non-public Fund holdings information, such party would be required to sign a written confidentiality agreement, which includes a duty not to trade on non-public information. As a general rule, no information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party, except as provided in the Disclosure Policies. There are no specific individuals or categories of individuals who authorize release of a portfolio’s holdings to service providers.

      The Fund, or its duly authorized service providers, may publicly disclose the holdings of all portfolios periodically on its website or in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The Fund, or its duly authorized service providers, may disclose such publicly available portfolio holdings information to analysts, ratings agencies, or other parties the day after it has been posted to the website. Information that is filed with the SEC may be made available immediately after filing.

      Presently, the Fund’s unaudited portfolio holdings information can be found on its website. Month-end portfolio holdings for portfolios are generally posted approximately three to five business days following month-end. There may be an additional delay for certain portfolios, as indicated on the website. Holdings information will remain available on the website until the next period’s information is posted. This information can be found at www.PacificLife.com, within the Fund’s prospectus informations sections, under “Additional Pacific Funds Information.” Presently, the month-end portfolio holdings information posted on the website is sent electronically to certain analytical firms the day after it is posted.

      Prior to public disclosure of portfolio holdings, the portfolio holdings are provided or otherwise available to service providers of the Fund, which currently are the Fund’s custodian, fund accountants, pricing service, execution analyzing service, investment adviser, and portfolio managers, in connection with the provision of services to the Fund. Each of these service providers (i) has entered into an agreement with the Fund to maintain Fund information as confidential (which would include portfolio holdings information); (ii) must adhere to the Fund’s Disclosure Policies; and (iii) has legal obligations to maintain Fund information as confidential as well as to not trade on non-public information. Nonetheless, the Fund is in the process of confirming that its agreements with each service provider specifically provides for an affirmative obligation that the service provider, its agents (which would include service providers of the Fund’s service providers), and its employees will not trade on the Fund’s non-public holdings information. The Fund will take steps to amend such agreements as necessary. The Fund’s holdings are also disclosed to the Fund’s legal counsel and independent registered public accountants, as well as Independent Trustees’ legal counsel, each of which has an ethical and/or legal obligation to keep the holdings confidential, as well as to not trade on such non-public information.

      If the Fund, or its duly authorized service providers, seeks to disclose portfolio holdings to analysts, rating agencies, or other parties (i.e., service providers of the Fund’s service providers) prior to the time such information is made public, such disclosure would be conditioned on the recipient agreeing in writing to treat such portfolio holdings as confidential.

      The Fund currently relies on the contractual and/ or legal/ ethical obligations of Fund service providers to maintain confidentiality of portfolio holdings information, and currently does not independently monitor the use of such information by service providers. To the extent the Fund relies upon legal and/or ethical obligations to maintain confidentiality, including the duty to not trade on non-public information, as opposed to a contractual obligation, there is a risk that such obligations may be more difficult to enforce and the parties subject to such obligations may interpret them differently. The Fund is seeking to initiate a process whereby Fund service providers in possession of non-public portfolio holdings information regarding the Fund may be asked to provide written confirmation as to compliance with the Fund’s portfolio holdings confidentiality policy. There is no assurance that such process will be fully implemented or that such system will be effective if implemented.

      No compensation is received by the Fund or Pacific Life in connection with the disclosure of portfolio holdings information.

      Notwithstanding anything in the Disclosure Policies to the contrary, the Fund’s Board of Trustees or its Chief Compliance Officer (CCO) may, on a case-by-case basis, authorize disclosure of the Fund’s portfolio securities, provided that, in their judgment, such disclosure is not inconsistent with the best interests of shareholders and, unless otherwise required by law, subject to the confidentiality requirements set forth in the Disclosure Policies. Each may also impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies.

      The Fund’s CCO receives reports of violations of the Disclosure Policies by the Fund and Pacific Life. If such a report is received, and if the CCO, in the exercise of his or her duties, deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, he or she will report it to the Fund’s Board of Trustees, as required by Rule 38a-1.

NET ASSET VALUE

      Shares of each Fund are sold at their respective net asset values (without a sales charge) computed after receipt of a purchase order. Net asset value (NAV) of a share is determined by dividing the value of a Fund’s net assets by the number of its shares outstanding. That determination is made once each business day, Monday through Friday, exclusive of federal holidays, as of the time of the close of the New York Stock Exchange (NYSE), which is usually 4:00 P.M. Eastern Time (or earlier than 4:00 P.M. Eastern Time, as determined by the Custodian) although it occasionally closes earlier, on each day that the NYSE is open for trading. NAV will not be determined on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

      To calculate a Fund’s NAV, a Fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. In general, the value of assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities.

      With respect to the Funds that invest in foreign securities, the value of foreign securities that are traded on stock exchanges outside the United States are generally based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation converted into U.S. dollars.

      The PF Pacific Life Money Market Fund’s holdings are valued using the amortized cost method of valuation. The amortized cost method of valuation involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

      The SEC’s regulations require the PF Pacific Life Money Market Fund to adhere to certain conditions. The Fund is required to (i) maintain a dollar-weighted average portfolio maturity of 90 days or less; (ii) limit its investments to instruments having remaining maturities of 397 calendar days or less; and (iii) invest only in securities that meet specified quality and credit criteria.

      Shares of the Underlying Funds held by the Portfolio Optimization Funds are valued at their respective NAVs at the time of computation. Other securities and assets of the Portfolio Optimization Fund are valued as described below.

      Equity securities for which market quotations are readily available are valued from a pricing vendor approved by Pacific Funds’ Board. Pricing vendors generally provide prices based on the last reported sales price, or official closing price provided by an exchange (e.g., “NASDAQ closing prices”). If no price is provided by the vendor, valuation is based on the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers or broker dealers.

      Debt securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of sixty days or less at their date of acquisition), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Debt obligations having a maturity of sixty days or less are generally valued at amortized cost unless the amortized cost value does not approximate market value. Certain debt securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to debt securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued.

      When a Fund writes a put or call option, the amount of the premium is included in the Fund’s assets and an equal amount is included in its liabilities. The liability is adjusted to be current market value of the option. The premium paid for an option purchased by the Fund is recorded as an asset and subsequently adjusted to market value. The values of futures contracts are based on market prices.

      Foreign security valuations are generally determined based upon prices obtained from an approved pricing vendor. The vendors generally obtain the price on the foreign exchange as of its close of business, or last available price in the over-the-counter market, immediately preceding the time of valuation. Securities denominated in foreign currency are converted to U.S. dollars at prevailing market rates obtained by the custodian.

      Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m., Eastern time. In addition, the funds may calculate their NAVs on days when the NYSE is open but foreign markets are closed. Conversely, securities trading on foreign markets may take place on days when the NYSE is closed, and as a result, the funds’ NAVs are not calculated and shareholders are not able to redeem their shares on such days. Accordingly, the calculation of the NAV of any fund which invests in foreign securities which are principally traded in a foreign market may not take place contemporaneously with the determination of the prices of portfolio securities of foreign issuers used in such calculation. As a result, changes in the market value of securities traded on foreign markets may not be reflected in a fund’s NAV on days when the NYSE is closed. It’s not possible to buy, sell, exchange or reinvest shares on days the NYSE is closed, even if there has been a change in the market value of these securities.

      Quotations of foreign securities in foreign currencies are converted to U.S. dollar equivalents using a foreign exchange quotation from an approved source prior to calculating the NAV. Further, under the Pacific Funds’ procedures, the prices of foreign securities are determined using information derived from pricing services and other sources every day that Pacific Funds values its shares. Prices derived under these procedures will be used in determining NAV.

      If events occur between the time of the determination of the closing price of a foreign security on an exchange or over-the-counter market and the time a Fund’s NAV is determined, or if under the Pacific Funds’ procedures the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on a Fund’s NAV, the security would be valued at fair value as determined in accordance with procedures and methodologies approved by Pacific Funds’ Board of Trustees. In determining the fair value of securities, Pacific Funds may consider available information including information that becomes known after the time of the close of the NYSE, and the values that are determined will be deemed to be the price as of the time of the close of the NYSE. Pacific Funds has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data, and fair values determined with the assistance of the service will be based on the data utilized by the service. These fair values may not be indicative of the price that a Fund could obtain for a foreign security if it were to dispose of the security as of the close of the NYSE.

      Information that becomes known to Pacific Funds or its agents after the time that NAV is calculated on any business day (which may be after 4:00 p.m. Eastern time) may be assessed in determining NAV per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day.

      In other cases, securities are valued at their fair value as determined in good faith by the Board of Trustees of Pacific Funds, or under procedures established by the Board, although the actual calculation may be made by persons acting under the direction of the Board.

DISTRIBUTION OF FUND SHARES

Distributor and Multi-Class Plan

      Pacific Select Distributors, Inc. (the Distributor) a wholly-owned subsidiary of Pacific Life, serves as the principal underwriter of the continuous offering of each class of the Pacific Funds’ shares pursuant to a Distribution Agreement (“Distribution Agreement”) with Pacific Funds, which is subject to annual approval by Pacific Funds’ Board of Trustees. The Distributor, located at 700 Newport Center Drive, P.O. Box 9000, Newport Beach, California 92660, is a broker-dealer registered with the SEC. The Distribution Agreement is terminable with respect to a Fund or class without penalty, at any time, by the Fund or class by not more than 60 days’ nor less than 30 days’ written notice to the Distributor, or by the Distributor upon not more than 60 days’ nor less than 30 days’ written notice to Pacific Funds. The Distributor is not obligated to sell any specific amount of Pacific Funds’ shares. The Distributor bears all expenses of providing services pursuant to the Distribution Agreement including the costs of sales presentations, mailings, advertisings, and any other marketing efforts by the Distributor in connection with the distribution or sale of the shares, and receives a distribution and/or servicing fee with respect to each share class.

      The Distribution Agreement will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not interested persons of Pacific Funds (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Agreement or the Distribution and Service Plans described below; and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. If the Distribution Agreement is terminated (or not renewed) with respect to a Fund or one or more of the classes thereof, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

      Each Fund, except the PF Pacific Life Money Market Fund, the Portfolio Optimization Funds, and the PF Oppenheimer Main Street Core Fund and PF Oppenheimer Emerging Markets Fund, currently offers three classes of shares: Class A, Class B and Class C. The PF Pacific Life Money Market Fund, the PF Oppenheimer Main Street Core Fund, and the PF Oppenheimer Emerging Markets Fund currently offers Class A shares only. The Portfolio Optimization Funds currently offer Class A, B, C and R shares.

      Class A, Class B, Class C and Class R shares of the applicable Funds are offered through firms which are members of the National Association of Securities Dealers, Inc. (“NASD”), and which have dealer agreements with the Distributor (each, a “selling group member”).

      Pacific Funds has adopted a Multi-Class Plan (Multi-Class Plan) pursuant to Rule 18f-3 under the 1940 Act. Under the Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (i) each class has a different designation; (ii) each class bears any class-specific expenses allocated to it; and (iii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

      Each class of shares bears specific expenses allocated to such class, such as expenses related to the distribution and shareholder servicing of such class. In addition, each class may, at the Trustees’ discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of each Fund’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

Initial Sales Charge and Contingent Deferred Sales Charge

      As described in the Prospectus, Class A shares of each Fund (except with respect to the PF Oppenheimer Main Street Core and PF Oppenheimer Emerging Markets Funds that are only available for investment by the Portfolio Optimization Funds, and the PF Pacific Life Money Market Fund) are sold pursuant to an initial sales charge, which declines as the amount of purchase reaches certain defined levels. A contingent deferred sales charge is imposed upon certain redemptions of the Class A, Class B and Class C shares.

	Maximum Sales Charge (Load)

		Front-end	Amount Reallowed
	Investment	Charge	to Dealers
Class A
	up to $49,999	5.50%	4.75%
	$50,000 – $99,999	4.75%	4.00%
	$100,000 – $249,999	3.75%	3.00%
	$250,000 – $499,999	3.00%	2.50%
	$500,000 – $999,999	2.10%	1.60%
	$1,000,000 and over*	0.00%	0.00% *

*	For purchases in which the account value totals $1 million or more, there is a CDSC of 1% (on the shares for which a front-end sales charge was not paid) if sold (redeemed) within 1 year of purchase. The Distributor will pay dealers a commission out of its own assets of 1% of the amount invested (except with respect to the PF Pacific Life Money Market Fund).

		Contingent Deferred Sales
		Charge (Load) (“CDSC”)

		Years After	CDSC on Shares
	Maximum Sales Charge (Load)	Purchase:	Being Sold:
Class B
	No initial sales charge (load)**	1st	5.00%
		2nd	4.00%
		3rd	4.00%
		4th	3.00%
		5th	2.00%
		6th	2.00%
		7th	1.00%
		8th year and after	0.00%

**	The Distributor will pay dealers a commission out of its own assets of 4% of the amount invested.

		Contingent Deferred Sales
		Charge (Load) (“CDSC”)

			CDSC on
		Years After	Shares
	Maximum Sales Charge (Load)	Purchase:	Being Sold:
Class C
	No initial sales charge (load)***	1st	1.00%

***	The Distributor will pay dealers a commission out of its own assets of 1% of the amount invested.

Contingent Deferred Sales
	Maximum Sales Charge (Load)	Charge (Load) (“CDSC”)
Class R
	No initial sales charge (load)****	None

****	There is no front-end commission. The Distributor will pay dealers an annual trail commission of 0.50% of the amount invested, out of its own assets.

      Each Fund receives the entire net asset value of all its shares sold. The Distributor retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above tables. Upon notice to all dealers with whom it has sales agreements, the Distributor may reallow to dealers up to the full applicable sales charge, as shown in the above table, or may establish other sales programs during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels.

      In certain cases described in the Prospectus, the CDSC is waived on redemptions of Class A, Class B or Class C shares for certain classes of individuals or entities on account of (i) the fact that the Fund’s sales-related expenses are lower for certain of such classes than for classes for which the CDSC is not waived, (ii) waiver of the CDSC with respect to certain of such classes is consistent with certain Internal Revenue Code policies concerning the favored tax treatment of accumulations, or (iii) with respect to certain of such classes, considerations of fairness, and competitive and administrative factors.

      For the fiscal year ended March 31, 2005, the Distributor received sales charges in the aggregate of $4,486,246.85, of which the Distributor retained $645,211.44.

      For the fiscal year ended March 31, 20051, the Distributor received the following amounts in sales charges in connection with the sale of shares:

	Class A	Class A	Class B	Class C	Class C	Class C
	Sales Charges	Sales Charges	Deferred	Sales Charges	Sales Charges	Deferred
	Before Dealer	After Dealer	Sales	Before Dealer	After Dealer	Sales
Fund	Re-Allowance	Re-Allowance	Charges	Re-Allowance	Re-Allowance	Charges

PF Portfolio Optimization Model A	$233,975.89	$39,326.58	$6,977.35	$8,892.51	$—	$8,248.51
PF Portfolio Optimization Model B	502,220.04	80,893.64	16,450.38	35,973.35	—	7,146.58
PF Portfolio Optimization Model C	1,482,402.02	235,473.76	22,210.92	52,019.87	—	20,123.99
PF Portfolio Optimization Model D	1,242,399.78	190,844.53	19,937.90	41,085.31	—	13,842.69
PF Portfolio Optimization Model E	464,184.75	70,452.46	18,054.10	17,126.87	—	8,473.03
PF Goldman Sachs Short Duration Bond	4,147.94	830.73	—	596.23	—	228.14
PF Janus Growth LT	9,255.43	1,269.78	335.41	64.82	—	7.48
PF Lazard Mid-Cap Value[2]	413.24	56.42	—	—	—	—
PF Lazard International Value	9,823.47	1,546.88	324.76	280.95	—	81.13
PF Loomis Sayles Large-Cap Growth (formerly called Blue Chip)	22,667.57	3,364.97	1,175.34	186.84	—	27.17
PF MFS International Large-Cap	9,675.42	1,408.03	715.03	96.31	—	325.50
PF NB Fasciano Small Equity (formerly called Aggressive Growth)	11,539.96	1,686.32	1,694.37	181.71	—	452.22
PF Oppenheimer Main Street Core[2]	—	—	N/A	N/A	N/A	N/A
PF Oppenheimer Emerging Markets[2]	—	—	N/A	N/A	N/A	N/A
PF PIMCO Managed Bond	15,608.56	2,305.70	7,545.61	2,569.70	—	849.06
PF PIMCO Inflation Managed	54,743.83	8,181.75	3,625.93	13,785.96	—	6,180.85
PF Pacific Life Money Market[3]	—	—	13,670.61	11.05	—	3,335.68
PF Salomon Brothers Large-Cap Value	17,153.15	2,565.49	5,610.42	1,063.22	—	552.08
PF Van Kampen Comstock	13,494.13	1,870.30	6,822.61	810.60	—	26.61

	Class A	Class A	Class B	Class C	Class C	Class C
	Sales Charges	Sales Charges	Deferred	Sales Charges	Sales Charges	Deferred
	Before Dealer	After Dealer	Sales	Before Dealer	After Dealer	Sales
Fund	Re-Allowance	Re-Allowance	Charges	Re-Allowance	Re-Allowance	Charges

PF Van Kampen Mid-Cap Growth	19,572.76	2,921.59	1,064.50	329.46	—	219.61
PF Van Kampen Real Estate[2]	1,558.58	212.51	—	—	—	—

[1]	Class R shares were not available until October 1, 2005.

[2]	The PF Lazard Mid-Cap Value and PF Van Kampen Real Estate Funds did not begin operations until December 31, 2004. The PF Oppenheimer Main Street Core and PF Oppenheimer Emerging Markets Funds did not begin operations until September 30, 2005, for which only Class A shares are offered.

[3]	Effective July 1, 2005, only Class A shares of the PF Pacific Life Money Market Fund are available.

Distribution and Servicing Plans for Class A, Class B, Class C, and Class R Shares

      Class A, Class B, Class C, and Class R shares of the applicable Funds are continuously offered through selling group members that are members of the NASD and that have dealer agreements with the Distributor.

      Pursuant to separate Distribution and Service Plans for Class A, Class B, Class C, and Class R shares and the Service Plan for Class A shares of the PF Pacific Life Money Market Fund (the “Plans”), in connection with the distribution of Class A, Class B, Class C, and Class R shares of Pacific Funds and in connection with services rendered to Class A, Class B, Class C, and Class R shareholders of Pacific Funds and the maintenance of shareholder accounts, the Distributor receives certain distribution and servicing fees from the Funds. Subject to the percentage limitations on these distribution and servicing fees set forth below, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A, Class B, Class C, and Class R shares as to which no distribution and servicing fees were paid on account of such limitations. The Distributor pays (i) all or a portion of the distribution fees it receives from the Funds to selling group members, and (ii) all or a portion of the servicing fees it receives from the Funds to selling group members, certain banks and other financial intermediaries, in both cases subject to compensation schedules which may be based on the amount of Class A, Class B, Class C or Class R shares held by customers of such brokers, banks or other financial intermediaries. In addition, the Distributor may, at its own expense, pay concessions in addition to the payment of distribution and servicing fees out of its own assets to brokers that satisfy certain criteria established from time to time by the Distributor.

      The Distributor makes distribution and servicing payments to selling group members and servicing payments to selling group members, certain banks and other financial intermediaries in connection with the sale of Class A, Class B, Class C, and Class R shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class B and Class C shares, selling group members and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class R shares, the Distributor will pay dealers an annual trail commission of 0.50% of the amount invested, out of its own assets. Pursuant to the Distribution Agreement with Pacific Funds, with respect to each Fund’s Class A, Class B, Class C, and Class R shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.

      The Plans (other than the Service Plan for the Class A shares of the PF Pacific Life Money Market Fund) were adopted pursuant to Rule 12b-l under the 1940 Act. The Plans are of the type known as “compensation” plans. This means that, although the Trustees of Pacific Funds are expected to take into account the expenses of the Distributor in their periodic review of the Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor’s expenses.

      The distribution fees applicable to Class A, Class B, Class C, and Class R shares may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A, Class B, Class C or Class R shares, respectively, including compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of selling group members who engage in distribution of Class A, Class B, Class C or Class R shares, printing of prospectuses and reports for other than existing Class A, Class B or Class C shareholders, advertising, and preparation, printing and distribution of sales literature. The servicing fee, applicable to Class A, Class B, Class C and Class R shares of the Fund, may be spent by the Distributor on personal services rendered to shareholders of the Fund and the maintenance of shareholder accounts, including, but not limited to, compensation to, and expenses (including telephone and overhead expenses) of, the Distributor, selling group members, financial consultants or other employees of selling group members, certain banks and other financial intermediaries or service providers who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Fund’s shares (including through the maintenance of websites through which shareholders can obtain information about Pacific Funds and their accounts), who forward communications from Pacific Funds to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by Pacific Funds in light of the shareholders’ needs, who respond to inquiries from shareholders relating to such services, who train personnel in the provision of such services, or who provide other services to shareholders. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.

      Many of the Distributor’s sales and servicing efforts involve Pacific Funds as a whole, so that fees paid by Class A, Class B, Class C or Class R shares of any Fund may indirectly support sales and servicing efforts relating to other Funds’ shares. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of the Funds’ shares, and allocates other expenses to each Fund based on its relative net assets. Expenses allocated to a Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with respect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:

	Servicing	Distribution
	Fee	Fee

Class A1	0.25%	0.25%
Class B	0.25%	0.75%
Class C	0.25%	0.75%
Class R	0.25%	0.25%

[1]	Class A shares of the PF Pacific Life Money Market Fund have a 0.25% non 12b-1 service fee with no distribution fee.

      In addition, the Distributor may from time to time pay additional cash bonuses or other fees or incentives to selected selling group members in connection with the sale or servicing of any class of shares of the Funds. On some occasions, such bonuses, fees or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or all of the Funds together or a particular class of shares, during a specific period of time. Pacific Funds, Pacific Life or the Distributor may also pay selling group members and other intermediaries for transfer agency and other services.

      Because each class of shares of the Portfolio Optimization Funds is invested in Class A shares of the Underlying Funds, the annual 12b-1 distribution and servicing fee for each Class of shares of the Portfolio Optimization Funds is reduced in order to avoid duplication of the fee.

      If in any year the Distributor’s expenses incurred in connection with the distribution of Class A, Class B, Class C, and Class R shares and in connection with the servicing of shareholders and the maintenance of shareholder accounts, exceed the distribution and servicing fees paid by the Funds, the Distributor would recover such excess only if the Plan with respect to such class of shares continues to be in effect in some later year when the distribution and servicing fees exceed the Distributor’s expenses. Pacific Funds is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Plan terminates.

      Each Plan may be terminated with respect to any Fund to which the Plan relates by vote of a majority of the Trustees who are not interested persons of Pacific Funds (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement (“Disinterested Trustees”) or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Distributor is required to submit to the Trustees quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Plan may be amended by vote of the Disinterested Trustees cast in person at a meeting called for the purpose. As long as the Plans are in effect, selection and nomination of those Trustees who are not interested persons of Pacific Funds shall be committed to the discretion of such Disinterested Trustees.

      The Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Disinterested Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

      If a Plan is terminated (or not renewed) with respect to one or more Funds or classes of shares, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

Fund[1]	Class A	Class B	Class C

PF Portfolio Optimization Model A2
For the period ended March 31, 2005, the following amounts were paid by Pacific Funds for:
(i) advertising	$—	$1,043	$7,282
(ii) printing and mailing of prospectuses to prospective shareholders	—	254	1,773
(iii) compensation to broker-dealers	—	3,239	22,605
PF Portfolio Optimization Model B2
For the period ended March 31, 2005, the following amounts were paid by Pacific Funds for:
(i) advertising	$—	$5,262	$12,681
(ii) printing and mailing of prospectuses to prospective shareholders	—	1,282	3,089
(iii) compensation to broker-dealers	—	16,339	39,367
PF Portfolio Optimization Model C2
For the period ended March 31, 2005, the following amounts were paid by Pacific Funds for:
(i) advertising	$—	$13,656	$38,719
(ii) printing and mailing of prospectuses to prospective shareholders	—	3,325	9,427
(iii) compensation to broker-dealers	—	42,393	120,196
PF Portfolio Optimization Model D2
For the period ended March 31, 2005, the following amounts were paid by Pacific Funds for:
(i) advertising	$—	$14,587	$33,097
(ii) printing and mailing of prospectuses to prospective shareholders	—	3,552	8,058
(iii) compensation to broker-dealers	—	45,283	102,744
PF Portfolio Optimization Model E2
For the period ended March 31, 2005, the following amounts were paid by Pacific Funds for:
(i) advertising	$—	$4,842	$14,886
(ii) printing and mailing of prospectuses to prospective shareholders	—	1,179	3,624
(iii) compensation to broker-dealers	—	15,030	46,212

Fund[1]	Class A	Class B	Class C

PF Goldman Sachs Short Duration Bond
For the period ended March 31, 2005, the following amounts were paid by Pacific Funds for:
(i) advertising	$27,094	$30	$910
(ii) printing and mailing of prospectuses to prospective shareholders	6,597	9	223
(iii) compensation to broker-dealers	84,110	95	2,826
PF Janus Growth LT
For the fiscal year ended March 31, 2005, the following amounts were paid by Pacific Funds for:
(i) advertising	$17,724	$777	$989
(ii) printing and mailing of prospectuses to prospective shareholders	4,315	189	241
(iii) compensation to broker-dealers	55,020	2,412	3,070
PF Lazard Mid-Cap Value[3]
For the period ended March 31, 2005, the following amounts were paid by Pacific Funds for:
(i) advertising	$4,832	$14	$15
(ii) printing and mailing of prospectuses to prospective shareholders	1,176	4	4
(iii) compensation to broker-dealers	14,999	45	47
PF Lazard International Value
For the fiscal year ended March 31, 2005, the following amounts were paid by Pacific Funds for:
(i) advertising	$38,544	$866	$2,382
(ii) printing and mailing of prospectuses to prospective shareholders	9,385	211	580
(iii) compensation to broker-dealers	119,655	2,688	7,393
PF Loomis Sayles Large-Cap Growth (formerly called Blue Chip)
For the fiscal year ended March 31, 2005, the following amounts were paid by Pacific Funds for:
(i) advertising	$40,524	$1,217	$2,779
(ii) printing and mailing of prospectuses to prospective shareholders	9,867	296	677
(iii) compensation to broker-dealers	125,801	3,778	8,626
PF MFS International Large-Cap
For the fiscal year ended March 31, 2005, the following amounts were paid by Pacific Funds for:
(i) advertising	$28,273	$684	$933
(ii) printing and mailing of prospectuses to prospective shareholders	6,884	165	227
(iii) compensation to broker-dealers	87,769	2,122	2,896
PF NB Fasciano Small Equity (formerly called Aggressive Growth)
For the fiscal year ended March 31, 2005, the following amounts were paid by Pacific Funds for:
(i) advertising	$10,586	$629	$1,093
(ii) printing and mailing of prospectuses to prospective shareholders	2,577	154	266
(iii) compensation to broker-dealers	32,862	1,958	3,392
PF PIMCO Managed Bond
For the fiscal year ended March 31, 2005, the following amounts were paid by Pacific Funds for:
(i) advertising	$35,520	$2,455	$5,650
(ii) printing and mailing of prospectuses to prospective shareholders	8,648	598	1,376
(iii) compensation to broker-dealers	110,265	7,623	17,541

Fund[1]	Class A	Class B	Class C

PF PIMCO Inflation Managed
For the fiscal year ended March 31, 2005, the following amounts were paid by Pacific Funds for:
(i) advertising	$28,280	$2,111	$12,403
(ii) printing and mailing of prospectuses to prospective shareholders	6,885	514	3,020
(iii) compensation to broker-dealers	87,790	6,554	38,503
PF Pacific Life Money Market[4]
For the fiscal year ended March 31, 2005, the following amounts were paid by Pacific Funds for:
(i) advertising	$19,739	$1,056	$3,369
(ii) printing and mailing of prospectuses to prospective shareholders	4,806	257	820
(iii) compensation to broker-dealers	61,278	3,279	10,457
PF Salomon Brothers Large-Cap Value
For the fiscal year ended March 31, 2005, the following amounts were paid by Pacific Funds for:
(i) advertising	$43,544	$1,189	$3,404
(ii) printing and mailing of prospectuses to prospective shareholders	10,602	289	828
(iii) compensation to broker-dealers	135,176	3,691	10,563
PF Van Kampen Comstock
For the fiscal year ended March 31, 2005, the following amounts were paid by Pacific Funds for:
(i) advertising	$19,604	$906	$1,078
(ii) printing and mailing of prospectuses to prospective shareholders	4,774	220	262
(iii) compensation to broker-dealers	60,862	2,811	3,345
PF Van Kampen Mid-Cap Growth
For the fiscal year ended March 31, 2005, the following amounts were paid by Pacific Funds for:
(i) advertising	$33,548	$1,337	$2,700
(ii) printing and mailing of prospectuses to prospective shareholders	8,168	325	657
(iii) compensation to broker-dealers	104,144	4,150	8,382
PF Van Kampen Real Estate[3]
For the period ended March 31, 2005, the following amounts were paid by Pacific Funds for:
(i) advertising	$2,886	$8	$8
(ii) printing and mailing of prospectuses to prospective shareholders	701	2	2
(iii) compensation to broker-dealers	8,957	25	24

[1]	The PF Oppenheimer Main Street Core and PF Oppenheimer Emerging Markets Funds began operations on September 30, 2005.

[2]	Class R shares were not available until October 1, 2005.

[3]	The Fund commenced operations on December 31, 2004.

[4]	Pacific Select Distributors, Inc. voluntarily waived $922 of Class B and $1,882 of Class C 12b-1 fees of the PF Pacific Life Money Market Fund. In June of 2005, the distributor returned to applicable shareholders all Class B and C 12b-1 fees paid from July 1, 2004 through April 14, 2005. The distributor waived its 12b-1 fees for Classes A, B, and C from April 15, 2005 through June 30, 2005. Effective July 1, 2005, only Class A shares of the PF Pacific Life Money Market Fund are available.

     The Trustees believe that the Plans will provide benefits to Pacific Funds. The Trustees believe that the Plans will result in greater sales and/or fewer redemptions of Fund shares, although it is impossible to know for certain the level of sales and redemptions of Fund shares that would occur in the absence of the Plans or under alternative distribution and servicing schemes. Although Pacific Funds’ expenses are essentially fixed, the Trustees believe that the effect of the Plans on sales and/or redemptions may benefit the Funds by reducing Fund expense ratios and/or by affording greater flexibility to Managers. From time to time, expenses of the Distributor incurred in connection with the sale of any class of shares of the Funds, and in connection with the servicing of shareholders of the Funds and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to each class of shares.

      Independent financial intermediaries unaffiliated with Pacific Life may perform shareholder servicing functions with respect to certain of their clients whose assets may be invested in the Funds. These services, normally provided by Pacific Life directly to Fund shareholders, may include the provision of ongoing information concerning the Funds and their investment performance, responding to shareholder inquiries, assisting with purchases, redemptions and exchanges of Fund shares, establishing and maintaining shareholder accounts, and other services. Pacific Life may pay fees to such entities for the provision of these services, which Pacific Life normally would perform, out of Pacific Life’s own resources.

Distribution and Servicing Arrangements

      The Distributor pays selling group members that sell the Funds’ shares various sales compensation. The Distributor also may provide reimbursement for other expenses associated with the promotion and sale of the Funds’ shares. The registered representative (your broker) who is responsible for selling the Funds’ shares to you typically receives a portion of the compensation that is payable to the selling group member with which he or she is associated, depending on the agreement between your registered representative and his or her firm. The Distributor and Pacific Funds are not involved in determining that compensation arrangement which may present its own incentives or conflicts; you may ask your registered representative how he/she will personally be compensated for the transaction.

      Certain selling group members may be paid an ongoing trail commission (sometimes called a residual) which will take into account, among other things, the length of time the Funds’ shares have been held, your account value, and the share class purchased.

      In addition to the sales-based and trail commissions described above, the Distributor or an affiliate may pay from their own resources additional cash compensation in connection with the promotion and sale of the Funds’ shares by some but not all selling group members. The range of additional cash compensation based on sales generally does not exceed 0.20% and trailing compensation based on account value generally does not exceed 0.10% on an annual basis. Such additional compensation may give Pacific Funds greater access to registered representatives of the selling group members that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Pacific Funds a “preferred” status at the recipient selling group member and confer some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance or other heightened visibility and access to the selling group member’s sales force that otherwise influences the way that the selling group member and the registered representative market the Funds’ shares.

      The Distributor or an affiliate may also pay override payments, expense allowances and reimbursements, bonuses, wholesaler fees and training allowances. Such payments may offset the selling group member’s expenses in connection with activities that it would be required to perform in any event, such as educating personnel and maintaining records. The Distributor or an affiliate may reimburse trade or processing charges (e.g., ticket charges) in connection with the sale of the Funds’ shares. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

      Fund Managers may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by Pacific Life or PSD that are attended by, among others, registered representatives of PSD, who would receive information and/or training regarding the Fund’s portfolios and their management by the Fund Managers. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of Pacific Life, officers and trustees of Pacific Funds, and spouses/guests of the foregoing. Pacific Funds’ Board of Trustees may hold meetings concurrently with such a conference or meeting. Pacific Funds pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by

Pacific Life or PSD. Additional expenses and promotional items may be paid for by Pacific Life and/or Fund Managers. PSD serves as the Fund’s Distributor.

      Pacific Life directly or indirectly owns interests in a number of broker-dealers that offer Pacific Funds among other investment products. These affiliated selling group members and their registered representatives are compensated as described above with sales-based and trailing commissions. The affiliated selling group members also receive additional cash compensation that does not generally exceed 0.20% based on sales and 0.10% trailing compensation based on account value as described above. Pacific Funds are afforded “preferred” status at the affiliated selling group members along with other product vendors that provide similar support. The Distributor or its affiliates may also pay other amounts as described above to these affiliates or persons associated with these affiliates. Finally, within certain limits imposed by the NASD, registered representatives who are associated with selling group members affiliated with Pacific Life may qualify for sales incentive programs sponsored by the Distributor or its affiliates.

      Pacific Life’s affiliated broker-dealers include Associated Securities Corp., Mutual Service Corporation, and United Planners’ Financial Services of America, M.L. Stern & Co., LLC, Waterstone Financial Group and Contemporary Financial Solutions, Inc.

Purchases, Redemptions and Exchanges

      Purchases, exchanges, and redemptions of Class A, Class B, and Class C shares are discussed in the Pacific Funds’ Class A, B, and C shares Prospectus under the headings “Opening an Account,” “Selling Shares” and “Exchanging Shares,” and that information is incorporated herein by reference. Information pertaining to Class R shares is discussed in the Pacific Funds’ Class R shares Prospectus.

      The Fund recently adopted a policy with respect to limitations on transfers for Class A, Class B and Class C shares which is discussed in the Pacific Funds’ Class A, Class B and Class C shares prospectus.

      Shares of any Fund may be redeemed on any business day upon receipt of a request for redemption. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request. Redemption proceeds will ordinarily be paid within three days following receipt of instructions in proper form, or sooner, if required by law. However, Pacific Funds has the right to take up to seven days to pay redemption proceeds. The Fund may suspend the right of redemption of shares of any Fund and may postpone payment for more than seven days for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the security holders of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from a Fund, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

      Certain managed account clients of Pacific Life or its affiliates may purchase shares of the Fund. To avoid the imposition of duplicative fees, Pacific Life may be required to make adjustments in the management fees charged separately by Pacific Life to these clients to offset the generally higher level of management fees and expenses resulting from a client’s investment in the Fund.

      As described in the Pacific Funds’ Class A, B, and C shares Prospectus, a shareholder may exchange shares of a Fund for shares of the same class of any other Pacific Funds without paying any additional sales charge, except for the PF Pacific Life Money Market Fund, PF Oppenheimer Main Street Core Fund, and PF Oppenheimer Emerging Markets Fund. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund. For example, if a shareholder invests in the Class C shares of a Fund (other than the three Funds noted above) and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1%)

exchanges his shares for Class C shares of another available Fund, the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder’s investment in the first Fund.” With respect to Class B or Class C shares, or Class A shares subject to a contingent deferred sales charge, if less than all of an investment is exchanged out of a Fund, any portion of the investment attributable to capital appreciation and/or reinvested dividends or capital gains distributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund from which the exchange was made. With respect to the PF Pacific Life Money Market Fund, only Class A shares are offered. Class A shares of the Money Market Fund are sold at NAV without an initial sales charge. For assets initially invested in the Money Market Fund, the CDSC period will begin when the shares are exchanged into Class B or C shares of another Fund of Pacific Funds. Class A shares of the Money Market Fund may be exchanged for Class A, B, or C shares of other Pacific Funds. Conversely, Class A, B, or C shares of other Pacific Funds may be exchanged for Class A shares of the Money Market Fund. With respect to the PF Oppenheimer Main Street Core and PF Oppenheimer Emerging Markets Funds, only Class A shares are offered. These two Funds are only available for investment by the Portfolio Optimization Funds. The Portfolio Optimization Funds also offer Class R shares. Class R shares are sold at NAV without an initial sales charge. In addition, there is no CDSC on Class R shares.

      Orders for exchanges accepted prior to the close of regular trading on the New York Stock Exchange (NYSE) on any day Pacific Funds is open for business will be executed at the respective NAVs determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the NYSE on any business day will be executed at the respective net asset values determined at the close of the next business day.

      An excessive number of exchanges may be disadvantageous to a Fund. Therefore, Pacific Funds, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12-month period or in any calendar month. Pacific Funds reserves the right to modify or discontinue the exchange privilege at any time.

      Pacific Funds has adopted procedures under which it may make redemptions-in-kind to shareholders who are affiliated persons of Pacific Funds. Under these procedures, a Fund generally may satisfy a redemption request from an affiliated person in-kind, provided that: (a) the redemption-in-kind is effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and thus does not result in the dilution of the interests of the remaining shareholders; (b) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value; (c) the redemption-in-kind is consistent with the Fund’s prospectus and statement of additional information; and (e) neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption-in-kind selects, or influences the selection of, the distributed securities.

      Due to the relatively high cost of maintaining smaller accounts, Pacific Funds reserves the right to redeem shares, without notice, in any account for their then-current value (which will be promptly paid to the investor) if at any time, for any reason, whether as the result of a redemption, an account charge or a reduction in the market value of the account, the shares in the account do not have a value of at least a specified amount, the minimums of which are currently set at $500 for Class A, Class B, Class C, and Class R shares. The Prospectus may set higher minimum account balances for one or more classes from time to time depending upon Pacific Funds’ current policy. The Declaration of Trust also authorizes Pacific Funds to redeem shares under certain other circumstances as may be specified by its Board of Trustees.

PERFORMANCE INFORMATION

      From time to time Pacific Funds may make available certain information about the performance of some or all of the classes of shares of some or all of the Funds. Information about a Fund’s performance is based on that Fund’s record to a recent date and is not intended to indicate future performance.

      The total return of classes of shares of Funds may be included in advertisements or other written material. When a Fund’s total return is advertised, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund, as more fully described below. For periods prior to the initial offering date of a particular class of shares, total return presentations for the class will be based on the historical performance of an older class of the Fund (if any) restated to reflect any different sales charges and/or operating expenses (such as different administrative fees and/or 12b-1 and servicing fee charges) associated with the newer class. In certain cases, such a restatement will result in performance of the newer class which is higher than if the performance of the older class were not restated to reflect the different operating expenses of the newer class. In such cases, the Fund’s advertisements will also, to the extent appropriate, show the lower performance figure reflecting the actual operating expenses incurred by the older class for periods prior to the initial offering date of the newer class. Total return for each class is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures.

      Pacific Funds may also provide current distribution information to its shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than a Fund’s actual net investment income for that period.

      Performance information is computed separately for each class of a Fund. Pacific Funds may, from time to time, include the yield and effective yield of the PF Pacific Life Money Market Fund, and the yield and total return for each class of shares of all of the Pacific Funds in advertisements or information furnished to shareholders or prospective investors. Each Fund may from time to time include in advertisements the ranking of the Fund’s performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives. Information provided to any newspaper or similar listing of a Fund’s net asset values and public offering prices will separately present each class of shares. The Funds also may compute current distribution rates and use this information in their prospectuses and statement of additional information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

      Performance information for a Fund may be compared, in advertisements, sales literature, and reports to shareholders to (i) various indices so that investors may compare a Fund’s results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services Inc., Morningstar or another independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

      Pacific Funds may use, in its advertisements and other information, data concerning the projected cost of a college education in future years based on current or recent costs of college and an assumed rate of increase for such costs.

      In its advertisements and other materials, a Fund may compare the returns over periods of time of investments in stocks, bonds and treasury bills to each other and to the general rate of inflation.

      A Fund may also compare the relative historic returns and range of returns for an investment in each of common stocks, bonds and treasury bills to a fund that blends all three investments.

      A Fund may use in its advertisement and other materials examples designed to demonstrate the effect of compounding when an investment is maintained over several or many years.

      A Fund may set forth in its advertisements and other materials information regarding the relative reliance in recent years on personal savings for retirement income versus reliance on Social Security benefits and company sponsored retirement plans.

      Articles or reports which include information relating to performance, rankings and other characteristics of the Funds may appear in various national publications and services including, but not limited to: The Wall Street Journal, Barron’s, Pensions and Investments, Forbes, Smart Money, Mutual Fund Magazine, The New York Times, Kiplinger’s Personal Finance, Fortune, Money Magazine, Morningstar’s Mutual Fund Values, CDA Investment Technologies and The Donoghue Organization. Some or all of these publications or reports may publish their own rankings or performance reviews of mutual funds, including Pacific Funds. From time to time, Pacific Funds may include references to or reprints of such publications or reports in its advertisements and other information relating to the Funds.

      From time to time, the Fund may set forth in its advertisements and other materials information about the growth of a certain dollar amount invested in one or more of the Funds over a specified period of time and may use charts and graphs to display that growth.

TAXATION

      The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders. The discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of a Fund. The discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the Code), existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The discussion applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

      Each Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Code. To be taxed as a regulated investment company, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (Qualifying Income Test); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund’s assets is represented by cash, U.S. Government Securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of a Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government Securities or the securities of other regulated investment companies); and (c) distribute each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities. To date, such regulations have not been issued.

      As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by a Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute (or be deemed to have distributed) during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 of the calendar year (adjusted for certain ordinary losses), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund during October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) for the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

      In years when a Fund distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder’s basis in the shares.

      If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends which are taxable to shareholders as ordinary income, even though those distributions might otherwise, at least in part, have been treated in the shareholders’ hands as long-term capital gains. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Moreover, if the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets in order to qualify as a regulated investment company in a subsequent year.

Distributions

      All dividends and distributions of a Fund, whether received in shares or cash, generally are taxable and must be reported on each shareholder’s federal income tax return. Dividends paid out of a Fund’s investment company taxable income (which includes any net short-term capital gains) will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

      Dividends paid by a Fund generally are not expected to qualify for the deduction for dividends received by corporations. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held the shares and are not eligible for the dividends received deduction. Any distributions that are not from a Fund’s investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

      Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a holding period of more than 60 days with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from Funds investing in REITs, bonds, and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which Funds invest do not pay significant dividends on their stock, the Funds will not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.

      A Portfolio Optimization Fund will not be able to offset gains distributed by one Underlying Fund in which it invests against losses in another Underlying Fund in which such Portfolio Optimization Fund invests. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to shareholders of a Portfolio Optimization Fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Portfolio Optimization Fund. Further, a portion of losses on redemptions of shares in the Underlying Funds may be deferred under the wash sale rules. As a result of these factors, the use of the fund-of-funds structure by the Portfolio Optimization Funds could therefore affect the amount, timing and character of distributions to shareholders. The Portfolio Optimization Funds will also not be able to pass through from the Underlying Funds any potential benefit from the foreign tax credit or income from certain federal obligations (that may be exempt from state tax).

Sales of Shares

      Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

      If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount”. If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included in ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”

Backup Withholding

      Each Fund may be required to withhold at the current rate of 28% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal tax liability.

Options, Futures and Forward Contracts, and Swap Agreements

      The diversification requirements applicable to each Fund’s assets may limit the extent to which a Fund will be able to engage in transactions in options, futures and forward contracts, and swap agreements. Some of the options, futures contracts, forward contracts, and swap agreements used by the Funds may be “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (60/40) although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

      Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in “straddles” for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Certain carrying charges (including interest expense) associated with position 3 in a straddle may be required to be capitalized rather than deducted currently. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to the Funds are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

      A Fund may make one or more of the elections available under the Code that is applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

      Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

      Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the Internal Revenue Service might not accept such treatment. If it did not, the status of the Fund as a regulated investment company might be affected. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

      The qualifying income and diversification requirements applicable to a Fund’s assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.

Short Sales

      Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Short sales may also be subject to the “Constructive Sales” rules, discussed below.

Passive Foreign Investment Companies

      The Funds may invest in the stock of foreign corporations, which may be classified under the Code as passive foreign investment companies (PFICs). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called “excess distribution” with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by a Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

      A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions would not apply. Alternatively, another election may be available that would involve marking to market the Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. Each Fund’s intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

      Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Foreign Currency Transactions

      Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Foreign Taxation

      Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, a Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by a Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. No credit may be claimed by a shareholder with respect to Fund shares that have been held less than 16 days. Each shareholder will be notified within 60 days after the close of a Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year.

      Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders of the Fund. In that case, gains from the sale of securities may be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables may be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and for individuals foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Market Discount

      Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (OID) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

      Under certain circumstances, a Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

      Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or as OID in the case of certain types of debt securities. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

      Each Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by a Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

Constructive Sales

      If, within 90 days after purchasing Fund shares with a sales charge, a shareholder exchanges the shares and acquires new shares at a reduced (or without any) sales charge pursuant to a right acquired with the original shares, then the shareholder may not take the original sales charge into account in determining the shareholder’s gain or loss on the disposition of the shares. Gain or loss will generally be determined by excluding all or a portion of the sales charge from the shareholder’s tax basis in the exchanged shares, and the amount excluded will be treated as an amount paid for the new shares.

Non-U.S. Shareholders

      Withholding of Income Tax on Dividends: Dividends paid (including distributions of any net short-term capital gains) on shares beneficially held by a person who is a “foreign person” within the meaning of the Internal Revenue Code of 1986, as amended, are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which may, in some cases, be reduced by an applicable tax treaty. However, if a beneficial holder who is a foreign person has a permanent establishment in the United States, and the shares held by such beneficial holder are effectively connected with such permanent establishment and, in addition, the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates. Distributions of long-term net realized capital gains will not be subject to withholding of U.S. federal income tax.

      With respect to taxable years of funds beginning after December 31, 2004, certain “interest-related dividends” and “short-term capital gain dividends” that the fund designates as such are not subject to the 30% withholding tax on U.S.-source income that is not effectively connected with a U.S. trade or business that would otherwise apply to dividends paid to shareholders who are not treated as “U.S. persons” for U.S. federal income tax purposes. “Interest-related dividends” are dividends that a fund derives from certain types of interest income. “Short-term capital gain dividends” are dividends derived from the fund’s net short-term capital gain. Various limitations apply to both “interest-related dividends” and “short-term capital gain dividends”. Affected shareholders should consult their tax advisers for additional information.

      Income Tax on Sale of a Fund’s shares: Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of such shares unless (i) the shares in question are effectively connected with a permanent establishment in the United States of the beneficial holder and such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

      State and Local Tax: A beneficial holder of shares who is a foreign person may be subject to state and local tax in addition to the federal tax on income referred above.

      Estate and Gift Taxes: Under existing law, upon the death of a beneficial holder of shares who is a foreign person, such shares will be deemed to be property situated within the United States and will be subject to U.S. federal estate tax. If at the time of death the deceased holder is a resident of a foreign country and not a citizen or resident of the United States, such tax will be imposed at graduated rates as in effect at that time on the total value (less allowable deductions and allowable credits) of the decedent’s property situated within the United States. In general, there is no gift tax on gifts of shares by a beneficial holder who is a foreign person.

      The availability of reduced U.S. taxation pursuant to a treaty or an applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof and may further, in some circumstances, depend upon making a satisfactory demonstration to U.S. tax authorities that a foreign investor qualifies as a foreign person under U.S. domestic tax law and any applicable treaty or convention.

Other Taxation

      Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (qualifying federal obligations). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of the Fund’s dividend distribution that is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

OTHER INFORMATION

Individual Retirement Accounts

      An investor may establish an individual retirement account (IRA) to invest in the Fund. An IRA enables individuals, even if they participate in an employer-sponsored plan, to establish their own retirement program. IRA contributions may be tax-deductible and earnings are tax-deferred. Deductions for IRA contributions may be limited or eliminated for individuals who participate in certain employer pension plans and/or whose annual income exceeds certain limits. Existing IRAs and future contributions up to the maximum permitted, whether deductible or not, earn income on a tax-deferred basis.

      Certain individuals may make contributions to Roth IRAs. These contributions are non-deductible, but distributions from a Roth IRA may be tax free. Limited non-deductible contributions may be made to a Coverdell Education Savings Account (ESA) (formerly known as an Education IRA). To the extent that distributions from a Coverdell ESA do not exceed a beneficiary’s “qualified higher education expenses,” they are not taxable. Shareholders may only establish a Roth IRA or a Coverdell ESA if they are below certain maximum income levels.

      For more information about an IRA account, contact Pacific Funds’ customer service at (800) 722-2333. Shareholders are advised to consult their tax advisers on IRA contribution and withdrawal requirements and restrictions.

Administrative Services

      Under an Administration and Shareholder Services Agreement with the Fund (Administration Agreement), Pacific Life Insurance Company (“Pacific Life” or the “Administrator”), 700 Newport Center Drive, Newport Beach, CA 92660, performs or procures certain administrative, transfer agency, shareholder services and support services for the Funds. These services include, but are not limited to, services necessary to organize the Pacific Funds and permit the Pacific Funds to conduct business as described in its registration statement, coordination of matters relating to the operations of the Funds among the fund managers, the custodian, transfer agent, accountants, attorneys, sub-administrators and other parties performing services or operational functions for the Funds (including pricing and valuation of the Funds), maintenance of the Funds’ books and records, preparation of shareholder reports and regulatory and tax filings, arranging for meetings of the Board of Trustees, responding to shareholder inquiries and transaction instructions, and other services necessary for the administration of the Funds’ affairs. For the services provided by the Administrator under the

Administration Agreement, each Fund pays to the Administrator a fee at an annual rate of 0.35% of the average daily net assets of the Fund. In addition, the Funds will compensate Pacific Life at cost for legal, accounting and compliance personnel of Pacific Life, including individuals who may be officers or trustees of the Funds, for the time spent providing assistance, coordination and supervision in connection with certain of the administrative services provided to the Funds.

      For the fiscal years ended March 31, 2005, March 31, 2004, and March 31, 2003, the Administrator was paid the following:

	Fiscal Year	Fiscal Year	Fiscal Year
Fund	2005*	2004*	2003*

PF Portfolio Optimization Model A1	$43,016	$3,225	N/A
PF Portfolio Optimization Model B1	100,816	8,154	N/A
PF Portfolio Optimization Model C1	262,588	20,096	N/A
PF Portfolio Optimization Model D1	237,087	19,659	N/A
PF Portfolio Optimization Model E1	103,642	10,855	N/A
PF Goldman Sachs Short Duration Bond[1]	83,894	9,126	N/A
PF Janus Growth LT	56,629	34,477	27,433
PF Lazard Mid-Cap Value[1]	14,750	N/A	N/A
PF Lazard International Value	122,251	54,307	29,247
PF Loomis Sayles Large-Cap Growth (formerly called Blue Chip)	129,415	51,638	33,093
PF MFS International Large-Cap	88,508	28,578	19,492
PF NB Fasciano Small Equity (formerly called Aggressive Growth)	34,840	25,537	20,693
PF Oppenheimer Main Street Core[1]	N/A	N/A	N/A
PF Oppenheimer Emerging Markets[1]	N/A	N/A	N/A
PF PIMCO Managed Bond	120,438	81,828	99,514
PF PIMCO Inflation Managed	108,155	48,989	5,080
PF Pacific Life Money Market	67,791	57,836	71,644
PF Salomon Brothers Large-Cap Value	139,513	72,148	57,181
PF Van Kampen Comstock	62,685	29,225	23,932
PF Van Kampen Mid-Cap Growth	108,245	43,219	27,474
PF Van Kampen Real Estate[1]	8,805	N/A	N/A

*	The amounts in this chart do not reflect any fee waivers and/or expense reimbursements.

[1]	The Portfolio Optimization Funds and the PF Goldman Sachs Short Duration Bond Fund did not begin operations until December 31, 2003. The PF Lazard Mid-Cap Value and PF Van Kampen Real Estate Funds did not begin operations until December 31, 2004. The PF Oppenheimer Main Street Core and PF Oppenheimer Emerging Markets Funds did not begin operations until September 30, 2005.

      Under the Administration Agreement, Pacific Funds bear all expenses that are incurred in its operations and not specifically assumed by the Administrator. Expenses to be borne by the Funds, include, but are not limited to: organizational expenses and expenses of maintaining Pacific Funds’ legal existence, costs of services of independent accountants (including the performance of audits and the preparation of financial statements and reports) and legal and tax counsel (including such counsel’s assistance with preparation and review of the Pacific Funds’ registration statement, proxy materials, federal and state tax qualification as a regulated investment company and other reports and materials prepared by the Administrator); expenses of overseeing the Pacific Funds’ regulatory compliance program; costs of any services contracted for by the Fund directly from parties other than the Administrator; costs of trading operations and brokerage fees, commissions and transfer taxes in connection with the purchase and sale of securities; investment advisory fees; taxes, insurance premiums, interest on borrowed funds, and other fees and expenses applicable to its operation; costs related to the custody of the Funds’ assets (including custody of assets outside of the United States); costs incidental to any meetings of shareholders including, but not limited to, legal and accounting fees, proxy filing fees and the costs of preparation, printing and mailing of any proxy materials; costs incidental to Board meetings, including fees and expenses of Board members; the salary and expenses of any officer, trustee or employee of Pacific Funds (except any such officer, trustee or employee who is an officer, employee, trustee or director of the Administrator or an affiliate of the Administrator); costs incidental to the preparation, printing and distribution of the Pacific Funds’ registration statements and any amendments thereto and shareholder reports; cost of typesetting and printing of prospectuses; cost of preparation and filing of the Funds’ tax returns, and all filings, notices, registrations and amendments associated with applicable federal, state and foreign tax and securities laws; all applicable registration fees and filing fees required under federal and state securities laws; fidelity bond and directors’ and officers’ liability insurance; and costs of independent pricing services used in computing each Funds’ net asset value.

      Under a Sub-Administration and Accounting Services Agreement (Sub-Administration Agreement) among Pacific Funds, the Administrator, and PFPC Inc. (PFPC), 4400 Computer Drive, Westborough, MA 01581, PFPC performs certain administrative and accounting services for Pacific Funds. These services include, among others, preparing shareholder reports, providing statistical and research data, assisting the Funds and their managers with compliance monitoring activities, and preparing and filing federal, state and foreign tax returns on behalf of the Funds. In addition, PFPC prepares and files various reports with the appropriate regulatory agencies and prepares materials required by the SEC or any state securities commission having jurisdiction over Pacific Funds. The accounting services performed by PFPC include determining the net asset value per share of each Fund and maintaining records relating to the securities transactions of the Funds. The Administrator is responsible for compensating PFPC for the services it provides under the Sub-Administration Agreement, except that the Fund is responsible for out-of-pocket expenses as specified in that Agreement.

Transfer Agency and Custody Services

      PFPC serves as the transfer agent, registrar and dividend disbursing agent of Pacific Funds pursuant to an agreement among the Pacific Funds, PFPC, and Pacific Life (the Transfer Agency Agreement). Under the Transfer Agency Agreement, PFPC, among other things, effects shares issuances and redemptions, maintains the Fund’s share register, prepares and certifies stockholder lists for mailings, pays dividends and distributions, establishes shareholder accounts and performs certain shareholder servicing functions. Pacific Life is responsible for procuring transfer agency services for the Pacific Funds. Responsibility for fees and charges under the Transfer Agency Agreement are allocated between the Fund and Pacific Life, and the Fund compensates PFPC for maintaining a system that allows financial intermediaries to access account information, and make inquiries and transactions, with respect to their clients who are shareholders of Pacific Funds.

      Under a Custodian Services Agreement between the Pacific Funds and PFPC Trust Company (PFPC Trust), PFPC Trust provides asset custody services including safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund’s investments, and maintaining the required books and accounts in connection with such activity. PFPC Trust will place and maintain foreign assets of the Funds in the care of eligible foreign custodians determined by PFPC Trust and will monitor the appropriateness of maintaining foreign assets with eligible custodians, which does not include mandatory securities depositories. The Pacific Funds are responsible for compensating PFPC Trust for the services it provides under the Custodian Services Agreement.

Concentration Policy

      Under each Fund’s investment restrictions, except the PF Van Kampen Real Estate Fund, a Fund may not invest in a security if, as a result of such investment, 25% or more of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto). This restriction does not apply to investment by the Portfolio Optimization Funds in securities issued by other investment companies. Mortgage-related securities, including CMOs, that are issued or guaranteed by the U.S. government, its agencies or instrumentalities (government issued) are considered government securities. The Funds take the position that mortgage-related securities and asset-backed securities, whether government issued or privately issued, do not represent interests in any particular “industry” or group of industries, and therefore, the concentration restriction noted above does not apply to such securities. For purposes of complying with this restriction, a Fund, in consultation with its Managers, utilizes its own industry classifications.

Capitalization

      Pacific Funds is a Delaware statutory trust established under a Declaration of Trust dated May 21, 2001. The capitalization of Pacific Funds consists solely of an unlimited number of shares of beneficial interest with no par value. The Board of Trustees may establish additional Funds (with different investment objectives and fundamental policies) and additional classes of shares within each Fund at any time in the future without approval of shareholders. Establishment and offering of additional Funds will not alter the rights of the Fund’s shareholders. When issued, shares are fully paid, redeemable, freely transferable, and non-assessable by Pacific Funds. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive his or her pro rata share of the net assets of that Fund.

      Estimated expenses incurred in connection with the organization and establishment of each Portfolio Optimization Fund and the public offering of each Fund’s shares were approximately $71,000. Estimated expenses incurred in connection with the organization and establishment of PF Goldman Sachs Short Duration Bond Fund and the public offering of that Fund’s shares were approximately $53,000. Estimated expenses incurred in connection with the organization and establishment of PF Lazard Mid-Cap Value and PF Van Kampen Real Estate Funds are approximately $35,000 for each fund. All such costs are amortized to expenses on a straight-line basis over twelve months from commencement of operations. Estimated expenses incurred in connection with the organization and establishment of PF Oppenheimer Main Street Core and PF Oppenheimer Emerging Markets Funds are approximately $35,000 for each fund. All such costs are amortized to expenses on a straight-line basis over twelve months from commencement of operations.

Control Persons and Principal Holders of Securities

      As of November 30, 2005, Pacific Life Insurance Company (Pacific Life), 700 Newport Center Drive, Newport Beach, CA 92660, held of record more than 25% of each Fund’s outstanding shares of beneficial interest as noted below, and therefore may be deemed to control that Fund. A control position may enable the shareholder to take actions regarding the relevant Fund without the consent or approval of other shareholders.

		Total
		Outstanding
	Total Pacific	Shares as of	Pacific Life
Fund	Life Shares	11/30/05%

PF NB Fasciano Small Equity Fund	606,559	1,981,137	30.6%

      As of November 30, 2005, the shareholders listed below held of record 5% or more of a class of a Fund’s outstanding shares of beneficial interest. With the exception of Pacific Life and Pershing LLC (a division of Donaldson, Lufkin & Jenrette Securities Corporation), P.O. Box 2052, Jersey City, NJ 07303-9998 (Pershing), and unless otherwise noted, each shareholder’s address is c/o PFPC Trust Company, 4400 Computer Drive, Westborough, MA 01581.

PF Portfolio Optimization Model A

10.66% of Class A shares was held by SAC Fox Gaming (Truman A. Carter and Kay Rhoads).

6.63% of Class A shares was held by David L. Newman and Tammy L. Newman.

6.65% of Class B shares was held by PF 529 Plan College Savings Trust Mary J. Wirthman (FBO Elizabeth Anne Wehinger and Kathryn Suzanne Wehinger).

5.42% of Class B shares was held by Nick Kourkoutas and Kiki Kourkoutas.

100% of Class R shares was held by Pacific Life Insurance Company.

PF Portfolio Optimization Model B

100% of Class R shares was held by Pacific Life Insurance Company.

PF Portfolio Optimization Model C

100% of Class R shares was held by Pacific Life Insurance Company.

PF Portfolio Optimization Model D

100% of Class R shares was held by Pacific Life Insurance Company.

PF Portfolio Optimization Model E

100% of Class R shares was held by Pacific Life Insurance Company.

PF Goldman Sachs Short Duration Bond Fund

41.19% of Class A shares was held by PF Portfolio Optimization Model C.

24.32% of Class A shares was held by PF Portfolio Optimization Model B.

17.53% of Class A shares was held by PF Portfolio Optimization Model D.

16.03% of Class A shares was held by PF Portfolio Optimization Model A.

46.39% of Class B shares was held by Bear Stearns Securities Corp.

18.61% of Class B shares was held by Pershing LLC.

15.22% of Class B shares was held by Bear Stearns Securities Corp.

11.22% of Class B shares was held by PFPC Trust Co. (FBO Galvy Apollon).

7.49% of Class B shares was held by PF 529 Plan College Savings Trust (FBO Michael Shahob Shokooki).

20.83% of Class C shares was held by Pershing LLC.

13.20% of Class C shares was held by Julie Diane Catherall and Michael J. Case.

10.04% of Class C shares was held by Constellation Trust Co. (FBO Nicholas LaPlaca).

6.62% of Class C shares was held by Pershing LLC.

5.78% of Class C shares was held by Pershing LLC.

5.56% of Class C shares was held by Pershing LLC.

5.40% of Class C shares was held by Pershing LLC.

PF Janus Growth LT Fund

33.46% of Class A shares was held by PF Portfolio Optimization Model D.

21.84% of Class A shares was held by PF Portfolio Optimization Model C.

21.62% of Class A shares was held by PF Portfolio Optimization Model E.

14.07% of Class A shares was held by Pacific Life Insurance Company.

11.61% of Class B shares was held by PF 529 Plan College Savings Trust (FBO Joe J. Piscopo).

8.69% of Class B shares was held by LPL Financial Services.

6.41% of Class B shares was held by PFPC Trust Co. (FBO Bradley D. Lucas).

6.32% of Class B shares was held by PFPC Trust Co. (FBO Sharon R. Roschay).

5.48% of Class B shares was held by Pershing LLC.

5.10% of Class B shares was held by Pershing LLC.

15.10% of Class C shares was held by Ana J. Campbell.

10.75% of Class C shares was held by Constellation Trust Co. (FBO Alvin H. Iwamura and Debra Iwamura).

9.15% of Class C shares was held by Constellation Trust Co. (FBO Nicholas LaPlaca).

8.26% of Class C shares was held by PFPC Trust Co. (FBO Rick Henry).

5.49% of Class C shares was held by Constellation Trust Co. (FBO Joseph Millstein).

PF Lazard International Value Fund

37.86% of Class A shares was held by PF Portfolio Optimization Model D.

31.61% of Class A shares was held by PF Portfolio Optimization Model C.

16.72% of Class A shares was held by PF Portfolio Optimization Model E.

8.63% of Class A shares was held by PF Portfolio Optimization Model B.

11.54% of Class B shares was held by PF 529 Plan College Savings Trust (FBO Royce Hoskins and Kari Hoskins).

5.93% of Class B shares was held by National City-OMNOVA Solutions (401K Ret Savings FBO Jerry D. Robertson).

5.15% of Class B shares was held by Pershing LLC.

6.30% of Class C shares was held by Constellation Trust Co. (FBO Nicholas LaPlaca).

PF Lazard Mid-Cap Value Fund

44.12% of Class A shares was held by PF Portfolio Optimization Model D.

27.69% of Class A shares was held by PF Portfolio Optimization Model C.

16.44% of Class A shares was held by PF Portfolio Optimization Model E.

8.59% of Class A shares was held by PF Portfolio Optimization Model B.

39.83% of Class B shares was held by PF 529 Plan College Savings Trust (FBO Royce E. Hoskins and Kari Hoskins).

39.46% of Class B shares was held by PF 529 Plan College Savings Plan (AZ) (FBO Indigo Anson Macconnell).

5.97% of Class B shares was held by Jason T. Whitted.

39.15% of Class C shares was held by Constellation Trust Co. (FBO Joseph Millstein and Rick C. Henry).

13.00% of Class C shares was held by Pershing LLC.

10.43% of Class C shares was held by NFSC (FBO Diane Aux).

6.57% of Class C shares was held by Constellation Trust Co. (FBO Roger Corey).

6.45% of Class C shares was held by PF 529 Plan College Savings Trust (FBO Jon O. Satre and Paulette S. Etchart).

PF Loomis Sayles Large-Cap Growth Fund

41.45% of Class A shares was held by PF Portfolio Optimization Model D.

32.73% of Class A shares was held by PF Portfolio Optimization Model C.

10.18% of Class A shares was held by PF Portfolio Optimization Model B.

8.72% of Class B shares was held by PF 529 Plan College Savings Trust (FBO Dawn D. Guardado).

5.76% of Class B shares was held by LPL Financial Services.

5.69% of Class B shares was held by PF 529 Plan College Savings Trust (FBO John Chamberlain and Linda Chamberlain).

6.53% of Class C shares was held by Constellation Trust Co. (FBO Nicholas LaPlaca).

5.03% of Class C shares was held by Pershing LLC.

PF MFS International Large-Cap Fund

36.74% of Class A shares was held by PF Portfolio Optimization Model D.

29.81% of Class A shares was held by PF Portfolio Optimization Model C.

21.08% of Class A shares was held by PF Portfolio Optimization Model E.

7.97% of Class A shares was held by PF Portfolio Optimization Model B.

16.99% of Class B shares was held by PF 529 Plan College Savings Trust (FBO Dawn D. Guardado).

6.35% of Class B shares was held by PFPC Trust Co. (FBO Ray Fondran).

5.99% of Class B shares was held by Pershing LLC.

5.92% of Class B shares was held by PFPC Trust Co. (FBO Jennifer D. Phillip).

5.95% of Class C shares was held by Constellation Trust Co. (FBO Joseph Millstein).

PF NB Fasciano Small Equity Fund

31.91% of Class A shares was held by Pacific Life Insurance Company.

25.94% of Class A shares was held by PF Portfolio Optimization Model D.

19.17% of Class A shares was held by PF Portfolio Optimization Model E.

18.09% of Class A shares was held by PF Portfolio Optimization Model C.

16.13% of Class B shares was held by PF 529 Plan College Savings Trust (FBO Dawn D. Guardado).

8.42% of Class B shares was held by Ona Tang Sole Proprietorship (FBO Ona Tang).

6.69% of Class B shares was held by PF 529 Plan College Savings Trust (FBO Phu L. Banh and Mary T. Banh).

18.13% of Class C shares was held by Pershing LLC.

11.87% of Class C shares was held by PF 529 Plan College Savings Trust (FBO Phu L. Banh and Mary T. Banh).

6.13% of Class C shares was held by PFPC Trust Co. (FBO John K. Jones).

PF Oppenheimer Main Street Core Fund

36.82% of Class A shares was held by PF Portfolio Optimization Model D.

24.49% of Class A shares was held by PF Portfolio Optimization Model C.

14.77% of Class A shares was held by Pacific Life Insurance Company.

13.60% of Class A shares was held by PF Portfolio Optimization Model E.

7.66% of Class A shares was held by PF Portfolio Optimization Model B.

PF Oppenheimer Emerging Markets Fund

31.65% of Class A shares was held by PF Portfolio Optimization Model D.

27.83% of Class A shares was held by Pacific Life Insurance Company.

26.48% of Class A shares was held by PF Portfolio Optimization Model C.

14.04% of Class A shares was held by PF Portfolio Optimization Model E.

PF Pacific Life Money Market Fund

22.23% of Class A shares was held by PF Portfolio Optimization Model B.

20.32% of Class A shares was held by PF Portfolio Optimization Model C.

11.45% of Class A shares was held by PF Portfolio Optimization Model A.

PF PIMCO Inflation Managed Fund

35.5% of Class A shares was held by PF Portfolio Optimization Model C.

19.82% of Class A shares was held by PF Portfolio Optimization Model D.

16.30% of Class A shares was held by SAC Fox Nation Transportation.

12.95% of Class A shares was held by PF Portfolio Optimization Model B.

5.55% of Class A shares was held by PF Portfolio Optimization Model A.

8.19% of Class B shares was held by RBC Dain Rauscher Inc. (FBO Gregory Lewis).

6.57% of Class B shares was held by First Clearing Corp. (FBO Dinesh Bhatia and Geeta Bhatia).

6.23% of Class C shares was held by PFPC Trust Co. (FBO Annabelle Whiting Hall IRA).

PF PIMCO Managed Bond Fund

41.43% of Class A shares was held by PF Portfolio Optimization Model C.

19.84% of Class A shares was held by PF Portfolio Optimization Model D.

17.58% of Class A shares was held by PF Portfolio Optimization Model B.

9.26% of Class A shares was held by PF Portfolio Optimization Model A.

10.93% of Class B shares was held by PFPC Trust Co. (FBO Paul Regberg).

5.58% of Class B shares was held by PF 529 Plan College Savings Trust (FBO Shela Elizabeth Harris and Dylan T. Harris).

5.47% of Class B shares was held by NFSC (FBO Leonard R. Herber).

5.18% of Class B shares was held by PFPC Trust Co. (FBO Kevin S. Loper).

5.08% of Class B shares was held by PFPC Trust Co. (FBO Barbara J. Skromme).

5.65% of Class C shares was held by PF 529 Plan College Savings Trust (FBO Emma L. Frankel).

PF Salomon Brothers Large-Cap Value Fund

31.04% of Class A shares was held by PF Portfolio Optimization Model C.

29.75% of Class A shares was held by PF Portfolio Optimization Model D.

15.29% of Class A shares was held by PF Portfolio Optimization Model E.

5.90% of Class A shares was held by PF Portfolio Optimization Model B.

5.27% of Class B shares was held by PFPC Trust Co. (FBO Barbara J. Skromme).

5.14% of Class B shares was held by PFPC Trust Co. (FBO Bradley D. Lucas).

5.18% of Class C shares was held by Pershing LLC.

PF Van Kampen Comstock Fund

32.49% of Class A shares was held by PF Portfolio Optimization Model D.

30.84% of Class A shares was held by PF Portfolio Optimization Model C.

12.00% of Class A shares was held by PF Portfolio Optimization Model E.

11.28% of Class A shares was held by Pacific Life Insurance Company.

7.72% of Class A shares was held by PF Portfolio Optimization Model B.

11.75% of Class B shares was held by PF 529 Plan College Savings Trust (FBO Dawn D. Guardado).

6.91% of Class B shares was held by Gilbert John Luctman and Barbara E. Luctman.

5.28% of Class B shares was held by PF 529 Plan College Savings Trust (FBO John Chamberlain and Linda Chamberlain).

6.69% of Class C shares was held by PFPC Trust Co. (FBO John K. Jones).

PF Van Kampen Mid-Cap Growth Fund

38.36% of Class A shares was held by PF Portfolio Optimization Model D.

34.33% of Class A shares was held by PF Portfolio Optimization Model C.

14.27% of Class A shares was held by PF Portfolio Optimization Model E.

5.37% of Class A shares was held by PF Portfolio Optimization Model B.

12.52% of Class B shares was held by Mary Joe Zehntner.

8.25% of Class B shares was held by PF 529 Plan College Savings Trust (FBO Dawn D. Guardado).

PF Van Kampen Real Estate Fund

34.15% of Class A shares was held by PF Portfolio Optimization Model D.

26.76% of Class A shares was held by PF Portfolio Optimization Model C.

22.15% of Class A shares was held by Pacific Life Insurance Company.

15.77% of Class A shares was held by PF Portfolio Optimization Model E.

24.07% of Class B shares was held by PF 529 Plan College Savings Trust (FBO Josephine A. Ganci).

19.60% of Class B shares was held by Wayne R. Hardy.

14.58% of Class B shares was held by Pacific Life Insurance Company.

10.69% of Class B shares was held by Fowler and Associates Inc. (FBO Sue Fowler).

8.70% of Class B shares was held by Niro Excavating Plus Inc. (FBO Anthony B. Niro and Valerie Niro).

8.44% of Class B shares was held by PF 529 Plan College Savings Trust (FBO Stephen B. Antonioli and Nancy L. Antonioli).

41.68% of Class C shares was held by PF 529 Plan College Savings Trust James J. Flynn (FBO Stephanie Flynn, Kaitlin Flynn, Sara Flynn and Matthew Flynn).

15.78% of Class C shares was held by Pershing LLC.

15.04% of Class C shares was held by Pacific Life Insurance Company.

Voting Rights

      Shareholders of each Fund are given certain voting rights as described in Pacific Funds’ Declaration of Trust and By-Laws. Each share of each Fund will be given one vote.

      Under the Declaration of Trust and applicable Delaware law, the Fund is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Fund will hold shareholders’ meetings unless required by law, although special meetings may be called for a specific Fund, or for the Fund as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a new or amended advisory contract or management agreement. In this regard, the Fund will be required to hold a shareholders’ meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, less than a majority of the Trustees have been elected by the shareholders of the Fund. In addition, the Declaration of Trust provides that holders of not less than two-thirds of the outstanding shares of the Fund may remove a person serving as Trustee at any meeting of shareholders. Pacific Funds’ shares do not have cumulative voting rights. Consistent with applicable law, the Board of Trustees may cause a Fund to dissolve or enter into reorganizations without the approval of shareholders.

Independent Registered Public Accounting Firm

      Deloitte & Touche LLP served as the independent registered public accountants for the Fund for the fiscal year ended March 31, 2005. The address of Deloitte & Touche LLP, 1700 Market Street, 25th Floor, Philadelphia, PA 19103

Counsel

      Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006-2401, passes upon certain legal matters in connection with the shares offered by Pacific Funds and also acts as outside counsel to Pacific Funds.

Code of Ethics

      Pacific Funds, the Adviser, and each of the Managers, have adopted codes of ethics which have been approved by Pacific Funds’ Board of Trustees. Subject to certain limitations and procedures, these codes permit personnel that they cover, including employees of the Adviser or Managers who regularly have access to information about securities purchased for the Fund, to invest in securities for their own accounts. This could include securities that may be purchased by the Pacific Funds. The codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud upon the Fund. The Pacific Funds’ Code of Ethics requires reporting to the Board of Trustees on compliance violations.

Proxy Voting Policies and Procedures

      With respect to each Fund except the Portfolio Optimization Funds, the Board has delegated proxy voting responsibilities to the investment manager of the Fund, subject to the Board’s general oversight, with the direction that proxies should be voted consistent with the Fund’s best interests as determined by the investment manager and applicable regulations. Each Manager has adopted its own Proxy Voting Policies and Procedures Policies for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund and the interests of the investment manager and its affiliates.

      The Policies set forth each Fund Manager’s general position on various proposals. However, a Fund Manager may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions. The Policies on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Policies may reflect a voting position that differs from the actual practices of other investment companies or advisory clients for which a Fund Manager or its affiliates serve as investment manager. Because each Fund Manager will vote proxies consistent with its own Policies, it is possible that different Funds will vote differently on the same proposals or categories of proposals.

      Set forth below are the Policies or a summary of the Policies, for each Fund Manager as prepared and provided by each Fund Manager. Information regarding how each Fund has voted proxies relating to its portfolio securities during the most recent twelve month period ending June 30 is available after filing, without charge, (i) on the Funds’ website at www.PacificLife.com, and (ii) on the SEC website at www.sec.gov.

      The Portfolio Optimization Funds, in their capacity as a shareholder of the Funds, may be requested to vote on matters pertaining to the Funds. If a Fund calls a shareholder meeting and solicits proxies, the Portfolio Optimization Funds will vote their shares in the Fund in the same proportion as the vote of all other shareholders in the Fund, unless the Board authorizes Pacific Life, on behalf of the Portfolio Optimization Funds, to vote in some other manner.

Goldman Sachs Asset Management, L.P. (“GSAM”)

      Proxy voting and Goldman Sachs’ understanding of corporate governance issues are important elements of the portfolio management services Goldman Sachs’ performs for our advisory clients who have authorized us to address these matters on their behalf. Goldman Sachs has adopted policies and procedures (the “Policy”) for the voting of proxies on behalf of client accounts for which we have voting discretion. Under the Policy, Goldman Sachs’ guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company’s shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect Goldman Sachs’ belief that sound corporate governance will create a framework within which a company can be managed in the interest of its shareholders.

      The principles and positions reflected in the Policy are designed to guide Goldman Sachs in voting proxies, and not necessarily in making investment decisions. Senior management of Goldman Sachs will periodically review the Policy to ensure that it continues to be consistent with Goldman Sachs’ guiding principles.

Public Equity Investments

      To implement these guiding principles for investments in publicly-traded equities, Goldman Sachs follows proxy voting guidelines (the “Guidelines”) developed by Institutional Shareholder Services (“ISS”), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors Goldman Sachs’ generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

      ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is Goldman Sachs’ policy generally to follow the Guidelines and recommendations from ISS, the Goldman Sachs’ portfolio management teams (“Portfolio Management Teams”) retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.

      In addition to assisting Goldman Sachs in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by Goldman Sachs to determine whether they are consistent with Goldman Sachs’ guiding principles. ISS also assists Goldman Sachs’ in the proxy voting process by providing operational, recordkeeping and reporting services.

      Goldman Sachs is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. Goldman Sachs may hire other service providers to replace or supplement ISS with respect to any of the services the Investment Adviser currently receives from ISS.

      Goldman Sachs has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include Goldman Sachs’ use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS’s recommendations, and the establishment of information barriers between Goldman Sachs and other businesses within The Goldman Sachs Group, Inc.

Fixed Income and Private Investments

      Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund’s managers based on their assessment of the particular transactions or other matters at issue.

Janus Capital Management LLC

Proxy Voting Guidelines

      The Janus Proxy Voting Guidelines (the “Guidelines”) below summarize Janus Capital Management LLC’s (“Janus”) positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the “Procedures”), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. Janus will only accept direction from a client to vote proxies for that client’s account pursuant to: 1) the Guidelines; 2) the recommendations of Institutional Shareholder Services (“ISS”); or 3) the recommendations of ISS under their Proxy Voter Services program.

      Janus has retained the services of ISS (the “Proxy Voting Service”), an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service’s expertise and recommendations on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus.

      The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Group of circumstances where the interests of Janus’ clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written rationale to the Proxy Voting Committee. The Proxy Voting Committee reviews the rationale to determine: i) whether the rationale appears reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the vote (see Procedures for additional Conflicts of Interest details).

      In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless; the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market.

      The Janus funds participate in a securities lending program under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities stay on loan during the proxy solicitation, the fund lending the security cannot vote that proxy. In this situation, the fund will attempt to call back the loan and vote the proxy if time permits.

      In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus will abstain from voting that proxy.

      The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

      The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.

       1. For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority independent directors and oppose slates of director candidates that do not have a majority independent director.

       2. After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:

•	attend less than 75% of the board and committee meetings without a valid excuse;

•	ignore shareholder proposals that are approved by a majority of the shares outstanding;

•	are non-independent directors and sit on the audit, compensation or nominating committees;

•	are non-independent directors and the board does not have an audit, compensation, or nominating committees; or

•	are audit committee members and the non-audit fees paid to the auditor are ‘excessive’ (as determined by the Proxy Voting Service).

       3. Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*

       4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

       5. Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.

       6. Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.

       7. If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.

       8. Janus will generally vote against proposals advocating classified or staggered boards of directors.

       9. Janus will generally vote with management regarding proposals to declassify a board.

      10. Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

Auditors

      11. Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (more than 50% of total fees); or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.

      12. Janus will evaluate proposals relating to contested auditors on a case-by-case basis.*

      13. Janus will generally vote in favor of proposals to appoint internal statutory auditors.

Equity Based Compensation Plans

      Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis.

      Janus will assess the potential cost of an equity based compensation plan using the research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan, both in terms of voting dilution cost and transfer of shareholder value. Janus will evaluate whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is above the allowable cap, Janus will vote against the plan. For foreign issuers, Janus will oppose plans where dilution: i) is in excess of 5 percent for mature companies; and ii) in excess of 10% for growth companies (as determined by research received from the Proxy Voting Service).

      In addition, Janus will generally oppose plans that:

•	provide for repricing of underwater options;

•	provide for automatic replenishment (“evergreen”) or reload options; and/or

•	create an inconsistent relationship between long term share performance and compensation increases.

*	All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

Other Compensation Related Proposals

      14. Janus will generally vote in favor of proposals relating to ESPPs — so long as shares purchased through plans are priced no less than 15% below market value.

      15. Janus will generally vote in favor of proposals requiring the expensing of options.

      16. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

      17. Janus will generally oppose proposals regarding the repricing of underwater options.

      18. Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

      19. Janus will generally oppose proposals requesting approval of automatic share replenishment (“evergreen”) features of equity based compensation plans.

      20. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

      21. Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

      22. Janus will vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm;

•	The triggering mechanism should be beyond the control of management; and

•	The amount should not exceed three times base salary plus guaranteed benefits.

      23. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:

•	requiring executive officers and directors to hold a minimum amount of stock in the company;

•	requiring stock acquired through exercised options to be held for a certain period of time; and

•	using restricted stock grants instead of options.

Other Corporate Matters

      24. Janus will generally vote in favor of proposals relating to the issuance of dividends and stock splits.

      25. Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

      26. Janus will generally oppose proposals for different classes of stock with different voting rights.

      27. Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

      28. Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes “poison pills”).

      29. Janus will evaluate proposals seeking to increase the number of shares of common stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the

*	All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.

      30. Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*

      31. Janus will generally vote in favor of proposals regarding the authorization of the issuer’s Board of Directors to repurchase shares.

      32. Janus will evaluate plans of reorganization on a case-by-case basis.*

      33. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

      34. Janus will generally vote in favor of proposals regarding changes in company name.

      35. Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis.*

      36. Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis.*

      37. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued (“blank check stock”).

      38. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).

      39. Janus will generally vote in favor of proposals to adopt cumulative voting.

      40. Janus will generally vote in favor of proposals to require that voting be confidential.

      41. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).

      42. Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.

      43. Janus will vote against proposals to approve “other business” when it appears as voting item.

Shareholder Proposals

      Janus Capital is primarily concerned with the economic impact of shareholder proposals on a company’s short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:

      44. Janus will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.

      45. For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

Proxy Voting Procedures

      The following represents the procedures for Janus Capital Management LLC (“Janus”) with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

*	All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

General Policy

      Janus votes proxies in the best interest of if its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client’s account pursuant to 1) Janus’ Proxy Voting Guidelines 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

ERISA Plan Policy

      On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

Proxy Voting Committee

      The Janus Proxy Voting Committee (the “Committee”) develops Janus’ positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Director of Research, the Vice President of Investment Operations, the Vice President of Investment Accounting and the Chief Compliance Officer. Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders’ interests. Once the Committee establishes its recommendations, they are distributed to Janus’ portfolio managers1 for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Janus Proxy Voting Guidelines (the “Guidelines”). While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, they are required to document their reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus’ proxy voting process, policies and voting records.

Investment Accounting Operations Group

      The Investment Accounting Operations Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Accounting Operations Group works with the proxy voting service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

Voting and Use of Proxy Voting Service

      Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In

1 All references to portfolio managers include assistant portfolio managers.

addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

      To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio mangers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with the Guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer or the Director of Research.

      The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

Procedures for Proxy Issues Outside the Guidelines

      In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who holds the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager’s voting recommendation. If the Committee believes a conflict exists and that the portfolio manager’s voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer (or the Director of Research in his/her absence) to determine how to vote.

Conflicts of Interest

      The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines or otherwise is required to weigh in on a proxy voting decision, the Committee will review the proxy votes to determine whether the portfolio manager’s voting rationale appears reasonable and no material conflict exists.

      A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company’s management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager’s rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

Reporting and Record Retention

      Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client’s account. Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus’ website.

      Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Janus Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

Lazard Asset Management LLC

A. Introduction

      As a fiduciary, Lazard Asset Management LLC (“Lazard”) is obligated to vote proxies in the best interests of its clients. Lazard has adopted a written policy (the “Policy”) that is designed to ensure that it satisfies its fiduciary obligation. Lazard has developed a structure to attempt to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interest, and within the framework of that Policy.

      Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Absent specific guidelines provided by a client, Lazard’s policy is to vote proxies on a given issue the same for all of its clients. The Policy is based on the view that, in its role as investment adviser, Lazard must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and that the votes it casts on behalf of all its clients are intended to accomplish that objective.

B. Administration and Implementation of Proxy Voting Process

      Lazard’s proxy-voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to Lazard’s Chief Operations Officer. Oversight of the process is provided by Lazard’s Legal and Compliance Department and by a Proxy Committee consisting of senior Lazard officers. To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world’s largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

      Lazard’s Proxy Committee has approved specific proxy voting guidelines regarding the most common proxy proposals (the “Approved Guidelines”). These Approved Guidelines provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis. Lazard believes that its portfolio managers and global research analysts with knowledge of the company (“Portfolio Management”) are in the best position to evaluate the impact that the outcome of a given proposal will have on long-term shareholder value. Therefore, ProxyOps seeks Portfolio Management’s recommendation on all proposals to be considered on a case-by-case basis. Portfolio Management is also given the opportunity to review all proposals (other than routine proposals) where the Approved Guideline is to vote for or against, and, in compelling circumstances, to overrule the Approved Guideline, subject to the Proxy Committee’s final determination. The Manager of ProxyOps may also consult with Lazard’s Chief Compliance Officer or the Proxy Committee concerning any proxy agenda or proposal.

C. Types of Proposals

      Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Other proposals are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Lazard’s Proxy Committee has developed Approved Guidelines for the most common proposals. New or unusual proposals may be presented from time to time. Such proposals will be presented to Portfolio Management and discussed with the Proxy Committee to determine how they should be voted and an Approved Guideline will be adopted if appropriate.

D. Conflicts of Interest

      Lazard’s Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for Lazard. Should the appearance of such a conflict exist, Lazard will seek to alleviate the conflict by voting consistent with pre-approved guidelines (to vote for or against), or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. Currently, when a material conflict, or the appearance of a material conflict, arises regarding a proposal, and the Approved Guideline is to vote case-by-case, Lazard generally defers to the recommendation provided by an independent source, Institutional Shareholder Services (“ISS”). This allows Lazard to ensure that a vote is not influenced by a material conflict of interest, and nevertheless receive the benefit of ISS’s thorough analysis and recommendation designed to further long-term shareholder value. However, Lazard will only defer to ISS’s recommendation after having received a written representation by ISS that it is not in a position of conflict with respect to the proxy, which could exist if ISS receives compensation from the proxy issuer on corporate governance issues in addition to the advice it provides Lazard on proxies. If ISS is in a conflicting position or if the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. In addition, in the event of a conflict that arises in connection with a proposal for a Lazard mutual fund, Lazard will either follow the procedures described above or vote shares for or against the proposal in proportion to shares voted by other shareholders.

Loomis, Sayles & Company, L.P.

      Loomis Sayles uses the services of third parties (Proxy Voting Service(s)), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles’ proxy voting procedures (Procedures) and provides vote recommendations and/or analysis to Loomis Sayles based on Loomis Sayles’ Procedures and the Proxy Voting Service’s own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

      All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles’ clients.

      The specific responsibilities of the Proxy Committee, include, (1) developing, authorizing, implementing and updating the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate and, (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

      Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

MFS Investment Management

      Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS’ other investment adviser subsidiaries (collectively, MFS) have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the MFS Funds). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under MFS’ proxy and voting policies.

      These policies and procedures include:

      A.     Voting Guidelines;

      B.     Administrative Procedures;
      C.     Monitoring System;
      D.     Records Retention; and
      E.     Reports.

A.     Voting Guidelines

1. General Policy; Potential Conflicts of Interest

      MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

      MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that — guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

      As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

      From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

      These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential conflicts of interest do arise, MFS will analyze, document and report on such potential conflicts (see Sections B.2 and E below), and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential conflicts of interest.

 2.     MFS’ Policy on Specific Issues

Election of Directors

      MFS believes that good governance should be based on a board with a majority of directors who are “independent” of management, and whose key committees (e.g. compensation, nominating, and audit committees) are comprised entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not “independent” or, alternatively, the compensation, nominating or audit committees would include members who are not “independent.” MFS will also withhold its vote for a nominee to the board if he or she failed to attend at least 75% of the board meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer: (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a “poison pill” and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the “poison pill”(without a broad reservation to reinstate the “poison pill” in the event of a hostile tender offer), or public assurances that the terms of the “poison pill” would be put to a binding shareholder vote within the next five to seven years.

      MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

Classified Boards

      MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

Non-Salary Compensation Programs

      Restricted stock plans are supposed to reward results rather than tenure, so the issuance of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

      MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

      MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

      MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer’s public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

      MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

Expensing of Stock Options

      While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company’s financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company’s income statements.

Executive Compensation

      MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company’s stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (e.g., terminating the company’s stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

Employee Stock Purchase Plans

      MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

“Golden Parachutes”

      From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

      In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

      MFS will vote for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.” Nevertheless, MFS will consider supporting the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

      MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

Reincorporation and Reorganization Proposals

      When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

Issuance of Stock

      There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under “Non-Salary Compensation Programs”, when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device.

Repurchase Programs

      MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Confidential Voting

      MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

Cumulative Voting

      MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company’s nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of “independent” directors.

Written Consent and Special Meetings

      Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder’s right to call a special meeting of company shareholders.

Independent Auditors

      MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm. Some proposals would prohibit the provision of any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Best Practices Standards

      Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that — given the circumstances or the environment within which the issuers operate — the proposal is consistent with the best long-term economic interests of our clients.

Foreign Issuers — Share Blocking

      In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

Social Issues

      There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

      The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

B.	Administrative Procedures

 1.     MFS Proxy Review Group

      The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS’ Proxy Consultant. The MFS Proxy Review Group:

a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

c. Considers special proxy issues as they may arise from time to time.

      The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

2.	Potential Conflicts of Interest

      The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS’ clients. Any significant attempt to influence MFS’ voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these monitoring responsibilities.

      In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these policies and guidelines, or

(ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the “MFS Significant Client List”);

b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to the MFS’ Conflicts Officer.

      The members of the MFS Proxy Review Group other than the Proxy Consultant are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically as appropriate.

3.	Gathering Proxies

      Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. (“ADP”) although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer’s explanation of the items to be voted upon.

      MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS’ Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders’ meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group.

4.	Analyzing Proxies

      After input into the Proxy Administrator system, proxies which are deemed to be routine and which do not require the exercise of judgment under these guidelines (e.g., those involving only uncontested elections of directors and the appointment of auditors)(1) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst (e.g., those that involve merger or acquisition proposals) are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.(2)

      Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under “Voting Guidelines,” and other relevant materials. His or her recommendation as to how each proxy proposal should be voted, including his or her rationale on significant items, is indicated on copies of proxy cards. These cards are then forwarded to the MFS Proxy Review Group.

      As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., mergers and acquisitions), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. But, the MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

      As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

      After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator’s system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

C.	Monitoring System

      It is the responsibility of the Proxy Administrator and MFS’ Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator’s system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

      When the Proxy Administrator’s system “tickler” shows that the date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding

1 Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore automatically voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.
2 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine the vote in what it believes to be the best long-term economic interests of MFS’ clients.

that security has been recorded in the computer system. If a proxy card has not been received from the client’s custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.	Records Retention

      MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, the dates when proxies were received and returned, and the votes on each company’s proxy issues, are retained as required by applicable law.

E.	Reports

 MFS Funds

      Annually, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

 All MFS Advisory Clients

      At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

      Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

Neuberger Berman Management Inc.

      Proxy Voting Policies and Procedures

I.                    Introduction and General Principles

      A.        Neuberger Berman, LLC and Neuberger Berman Management Inc. (collectively, “NB”) have been delegated the authority and responsibility to vote the proxies of their respective investment advisory clients, including both ERISA and non-ERISA clients.

      B.        NB understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

      C.       NB believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with NB’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations.

      D.      In instances where NB does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.

      E.        In all circumstances, NB will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NB’s policies and procedures.

      F.      There may be circumstances under which NB may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities). NB understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the client and, in the case of an ERISA client, the plan’s participants and beneficiaries. NB’s decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client’s investment and whether this expected effect would outweigh the cost of voting.

II.	Responsibility and Oversight

      A.     NB has designated a Proxy Committee with the responsibility for administering and overseeing the proxy voting process, including:

1.	Developing, authorizing, implementing and updating NB’s policies and procedures;

2.	Overseeing the proxy voting process; and

3.	Engaging and overseeing any third-party vendors as voting delegate to review, monitor and/or vote proxies.

      B.     Such Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.

      C.      The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer, a senior portfolio manager and senior members of the Legal and Compliance and Portfolio Administration Departments.

      D.     In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, the Proxy Committee shall appoint an independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.

III.	Proxy Voting Guidelines

      A.     NB has determined that, except as set forth below, proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time. A summary of the current applicable ISS proxy voting guidelines is attached to these NB Voting Policies and Procedures as Exhibit A.

      B.       Except as set forth below, in the event the foregoing proxy voting guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with ISS recommendations. In the event that ISS refrains from making a recommendation, the Proxy Committee will follow the procedures set forth in Section V, Paragraph D.

      C.      There may be circumstances under which the Chief Investment Officer, a portfolio manager or other NB investment professional (“NB Investment Professional”) believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the foregoing proxy voting guidelines or in a manner inconsistent with ISS recommendations. In such event, the procedures set forth in Section V, Paragraph C will be followed.

IV.	Proxy Voting Procedures

      A.        NB will vote client proxies in accordance with a client’s specific request even if it is in a manner inconsistent with NB’s policies and procedures. Such specific requests must be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.

      B.       At the recommendation of the Proxy Committee, NB has engaged ISS as its voting delegate to:

1.	Research and make voting determinations in accordance with the proxy voting guidelines described in Section III;

2.	Vote and submit proxies in a timely manner;

3.	Handle other administrative functions of proxy voting;

4.	Maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

5.	Maintain records of votes cast; and

6.	Provide recommendations with respect to proxy voting matters in general.

      C.         Except in instances where clients have retained voting authority, NB will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

      D.      Notwithstanding the foregoing, NB retains final authority and fiduciary responsibility for proxy voting.

V.	Conflicts of Interest

      A.        NB has obtained a copy of ISS Policies, Procedures and Practices regarding potential conflicts of interest that could arise in ISS proxy voting services to NB as a result of business conducted by ISS. NB believes that potential conflicts of interest by ISS are minimized by these Policies, Procedures and Practices, a copy of which is attached hereto as Exhibit B.

      B.        ISS will vote proxies in accordance with the proxy voting guidelines described in Section III or as ISS recommends. NB believes that this process is reasonably designed to address material conflicts of interest that may arise between NB and a client as to how proxies are voted.

      C.      In the event that an NB Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section III or in a manner inconsistent with ISS recommendations, such NB Investment Professional will contact a member of the Proxy Committee and complete and sign a questionnaire in the form adopted by the Proxy Committee from time to time. Such questionnaire will require specific information, including the reasons the NB Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship or other matters that may raise a potential material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner.

      The Proxy Committee will review the questionnaire completed by the NB Investment Professional and consider such other matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such other matters in a form adopted by the Proxy Committee from time to time.

      In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client or clients, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB Investment Professional. In the event of a determination to vote the proxy as recommended by the NB Investment Professional, an authorized member of the Proxy Committee will instruct ISS to vote in such manner with respect to such client or clients.

      In the event that the Proxy Committee determines that the voting of a proxy as recommended by the NB Investment Professional presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines described in Section III or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

      D.      In the event that the proxy voting guidelines described in Section III do not address how a proxy should be voted and ISS refrains from making a recommendation as to how such proxy should be voted, the Proxy Committee will make a determination as to how the proxy should be voted. After determining how it believes the proxy should be voted, the Proxy Committee will consider such matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such matters in a form adopted by the Proxy Committee from time to time.

      In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client, an authorized member of the Proxy Committee will instruct ISS to vote in such manner with respect to such client or clients.

      In the event that the Proxy Committee determines that such vote presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (ii) suggest that the client or clients engage another party to determine how proxies should be voted; or (iii) engage another independent third party to determine how proxies should be voted.

      E.     Material conflicts cannot be resolved by simply abstaining from voting.

VI.	Recordkeeping

      NB will maintain records relating to the implementation of these proxy voting policies and procedures, including:

1.	A copy of these policies and procedures, which shall be made available to clients upon request;

2.	Proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or ISS);

3.	A record of each vote cast (which ISS maintains on NB’s behalf);

4.	A copy of each questionnaire completed by any NB Investment Professional under Section V above;

5.	Any other document created by NB that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

6.	Each written client request for proxy voting records and NB’s written response to any client request (written or oral) for such records.

      Such proxy voting books and records shall be maintained in an easily accessible place for a period of five years, the first two by the Proxy Committee member who represents the Portfolio Administration Department.

VII.	Disclosure

      Except as otherwise required by law or with the consent of the client, NB has a general policy of not disclosing to any issuer or third party how NB or its voting delegate voted a client’s proxy.

EXHIBIT A

ISS Proxy Voting Guidelines Summary

The following is a concise summary of ISS’s proxy voting policy guidelines.

1.	Auditors

          Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent

•	Fees for non-audit services are excessive, or

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

      2. Board of Directors

Voting on Director Nominees in Uncontested Elections

      Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/ Declassification of the Board

      Vote AGAINST proposals to classify the board.

      Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/ CEO)

      Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/ Establishment of Committees

      Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

      Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

      3. Shareholder Rights

Shareholder Ability to Act by Written Consent

      Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

      Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

      Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

      Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

      Vote AGAINST proposals to require a supermajority shareholder vote.

      Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

      Vote AGAINST proposals to eliminate cumulative voting.

      Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

      Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

      Vote FOR management proposals to adopt confidential voting.

      4. Proxy Contests

Voting for Director Nominees in Contested Elections

      Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

      Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

      5. Poison Pills

      Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

      6. Mergers and Corporate Restructurings

      Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

      7. Reincorporation Proposals

      Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

      8. Capital Structure

Common Stock Authorization

      Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

      Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

      Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

      Vote AGAINST proposals to create a new class of common stock with superior voting rights.

      Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

      9. Executive and Director Compensation

      Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

      Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

      Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

Employee Stock Purchase Plans

      Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

      Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value

•	Offering period is 27 months or less, and

•	Potential voting power dilution (VPD) is ten percent or less.

      Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

      Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

      10. Social and Environmental Issues

      These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

      In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Concise Global Proxy Voting Guidelines

      Following is a concise summary of general policies for voting global proxies. In addition ISS has country- and market-specific policies, which are not captured below.

Financial Results/ Director and Auditor Reports

      Vote FOR approval of financial statements and director and auditor reports, unless:

•	there are concerns about the accounts presented or audit procedures used; or

•	the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

      Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	there are serious concerns about the accounts presented or the audit procedures used;

•	the auditors are being changed without explanation; or

•	nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

      Vote AGAINST the appointment of external auditors if they have previously served the Company in an executive capacity or can otherwise be considered affiliated with the company. ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors

      Vote FOR the appointment or reelection of statutory auditors, unless:

•	there are serious concerns about the statutory reports presented or the audit procedures used;

•	questions exist concerning any of the statutory auditors being appointed; or

•	the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

      Vote FOR approval of the allocation of income, unless:

•	the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	the payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

      Vote FOR most stock (scrip) dividend proposals.

      Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

      Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

      Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

      Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

      Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

      Vote AGAINST other business when it appears as a voting item.

Director Elections

      Vote FOR management nominees in the election of directors, unless:

•	there are clear concerns about the past performance of the company or the board; or

•	the board fails to meet minimum corporate governance standards.

      Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

      Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

      Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

Director Compensation

      Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

      Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

      Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

      Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management

      Vote FOR discharge of the board and management, unless:

•	there are serious questions about actions of the board or management for the year in question; or

•	legal action is being taken against the board by other shareholders.

Director, Officer, and Auditor Indemnification and Liability Provisions

      Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

      Vote AGAINST proposals to indemnify auditors.

Board Structure

      Vote FOR proposals to fix board size.

      Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

      Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

      General Issuances:

      Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

      Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

      Specific Issuances:

      Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

      Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

      Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

•	the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

      Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

      Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

      Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

      Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

      Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

      Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

      Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS’s guidelines on equity issuance requests.

      Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

      Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

      Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

      Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

      Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’s guidelines on equity issuance requests.

      Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

      Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

      Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans:

      Vote FOR share repurchase plans, unless:

•	clear evidence of past abuse of the authority is available; or

•	the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased:

      Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/ Increase In Par Value:

      Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/ Restructurings:

      Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions:

      Vote FOR mergers and acquisitions, unless:

•	the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

•	the company’s structure following the acquisition or merger does not reflect good corporate governance.

      Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision. ABSTAIN if there is insufficient information available to make an informed voting decision.

Mandatory Takeover Bid Waivers:

      Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals:

      Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities:

      Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions:

      Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans:

      Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms:

      Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals:

      Vote all shareholder proposals on a CASE-BY-CASE basis.

      Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

      Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

EXHIBIT B

ISS Institutional Shareholder Services

Policies, Procedures and Practices Regarding Potential Conflicts of Interest

      Although ISS’s proxy research covers more than 22,000 companies across 80 markets worldwide, it is rare that we encounter potential conflicts of interest that would preclude us from making a vote recommendation. By applying our voting policies consistently across proxy proposals and by issuing vote recommendations strictly according to policy, potential conflicts of interests are minimized.

      Additionally, we believe that shareholders benefit when issuers use ISS products and services to craft proposals that are consistent with ISS’s policies, but we are also aware of the potential conflicts of interest that exist between ISS’s proxy advisory service, which provides proxy analyses and vote recommendations to institutional investors, and ISS’s corporate services, which provides issuers with information on ISS voting policies.

      To neutralize potential conflicts, ISS has adopted a number of policies and practices to guard against any possible conflicts of interest that could arise:

      Regulatory Oversight — ISS is a Registered Investment Advisor and is subject to the regulatory oversight of the Securities and Exchange Commission under the Investment Advisers Act of 1940. Commission staff has performed audits of ISS, including ISS’s policies and procedures with respect to potential conflicts.

      Board Policy — The ISS Board of Directors resolved that the development and application of ISS’s proxy voting policies, including without limitation the establishment of voting standards and policies and the making of vote recommendations, is and shall remain solely the responsibility of ISS’s management and employees who shall at all times act in accordance with the standards set forth in ISS’s Code of Conduct.

      Ownership — ISS will recuse itself from making a vote recommendation in rare cases when an ISS ownership party is the sponsor of a shareholder proposal. When possible, ISS will attempt to engage a qualified third party to perform the proxy analysis and issue an independent recommendation to ISS clients.

      Transparency of Voting Policies — ISS makes its proxy voting policies readily available to issuers and investors. The ISS Proxy Voting Manual, which describes all of ISS’s policies and the analytical framework for making vote decisions on every major issue, is available to subscribing institutions and corporations.

      Full Disclosure — Sunlight is the best disinfectant. Therefore, each ISS corporate advisory relationship with an issuer is disclosed to all ISS institutional subscribers who receive a relevant proxy analysis. ISS policy requires every ISS proxy analysis to carry a disclosure statement if any goods or services were sold to the issuer (or were purchased on its behalf by any of the company’s agents) within the past 12 months. This legend is added to the research document via a software program just prior to the delivery of the document. As such, the existence of the advisory arrangements is not revealed to the research analysts as they prepare vote recommendations for the meeting. This process insures that the analyst’s objectivity won’t be compromised. Upon request of a client, ISS will provide all of the details concerning the specific goods and services sold to the issuer, including the price.

      Separate Staffs/ Physical Separation — ISS maintains separate staffs for its corporate advisory and proxy analysis operations. The Domestic Research department prepares proxy analyses and vote recommendations. The Corporate Programs department analyzes draft proxies and provides issuers with insights regarding how investors may react to the proposal. These two departments are staffed and managed by different groups of individuals. To avoid accidental discovery of a corporate client, Corporate Programs uses segregated office equipment and information databases.

      No Guarantees — Issuers purchasing corporate advisory services or access to a web-based product sign an agreement that acknowledges that utilization of such services in no way guarantees a positive vote recommendation from ISS’s Proxy Advisory Service. (In fact, approximately 25 percent of all issuers who use

ISS’s services subsequently submit proposals that receive a negative recommendation from ISS’s Proxy Advisory Service, a sure indicator that there is no quid pro quo.)

      Blackout Period — Corporate Programs staff will only work with issuers or their representatives when no “live” voting issue is pending. Inquiries from issuers or their advisers that are received while ISS is actively preparing a proxy analysis are routed to the Domestic Research department. This “blackout period” runs from immediately after definitive proxy materials are filed with the SEC through the date of the shareholders’ meeting.

      No Backroom Deals — ISS requires issuers to provide written documentation — signed by an executive level manager — before it will incorporate any previously undisclosed information or data into a proxy analysis. These executed documents are referenced or reproduced in the proxy analysis and are available to clients upon request.

      We manage all aspects of our business with the highest level of integrity and take extraordinary care to ensure that complete objectivity is maintained within our research and advisory operations.

OppenheimerFunds, Inc.

      These Portfolio Proxy Voting Policies and Procedures, which include the attached “OppenheimerFunds Proxy Voting Guidelines” (the “Guidelines”), set forth the proxy voting policies, procedures and guidelines to be followed by OppenheimerFunds, Inc. (“OFI”) in voting portfolio proxies relating to securities held by clients, including registered investment companies advised or sub-advised by OFI (“Fund(s)”).

A.     Funds for which OFI has Proxy Voting Responsibility

      OFI Funds. Each Board of Directors/ Trustees of the Funds advised by OFI (the “OFI Fund Board(s)”) has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision.

      Sub-Advised Funds. OFI also serves as an investment sub-adviser for a number of other non-OFI funds not overseen by the OFI Fund Boards (“Sub-Advised Funds”). Pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds’ managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds.

      Tremont Funds (Funds-of-Hedge Funds) Certain OFI Funds are structured as funds-of-hedge funds (the “Tremont Funds”) and invest their assets primarily in underlying private investment partnerships and similar investment vehicles (“portfolio funds”). These Tremont Funds have delegated voting of portfolio proxies (if any) for their portfolio holdings to OFI. OFI, in turn, has delegated the proxy voting responsibility to Tremont Partners, Inc., the investment manager of the Tremont Funds.

      The underlying portfolio funds, however, typically do not solicit votes from their interest holders (such as the Tremont Funds). Therefore, the Tremont Funds’ interests (or shares) in those underlying portfolio funds are not considered to be “voting securities” and generally would not be subject to these Policies and Procedures. However, in the unlikely event that an underlying portfolio fund does solicit the vote or consent of its interest holders, the Tremont Funds and Tremont Partners, Inc. have adopted these Policies and Procedures and will vote in accordance with these Policies and Procedures.

B.     Proxy Voting Committee

      OFI’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies.

      The Committee shall adopt a written charter that outlines its responsibilities and any amendments to the charter shall be provided to the Boards at the Boards’ next regularly scheduled meetings.

      The Committee also shall receive and review periodic reports prepared by the proxy voting agent regarding portfolio proxies and related votes cast. The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

      The Committee will meet on a regular basis and may act at the direction of two or more of its voting members provided one of those members is the Legal Department or Compliance Department representative. The Committee will maintain minutes of Committee meetings and provide regular reports to the OFI Fund Boards.

C.     Administration and Voting of Portfolio Proxies

          1.     Fiduciary Duty and Objective

      As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.

      In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI’s primary consideration is the economic interests of the Funds and their shareholders.

          2.     Proxy Voting Agent

      On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

      In general, OFI may consider the proxy voting agent’s research and analysis as part of OFI’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI’s and the Funds’ portfolio proxy votes, including the appropriate records necessary for the Funds’ to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

          3.     Material Conflicts of Interest

      OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund and its shareholders and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the “company”), on one hand, and OFI or any of its affiliates (together “OFI”), on the other, including, but not limited to, the following relationships:

•	OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

•	an officer of OFI serves on the board of a charitable organization that receives charitable contributions from the company and the charitable organization is a client of OFI;

•	a company that is a significant selling agent of OFI’s products and services solicits proxies;

•	OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

•	OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management’s recommendation may cause OFI a loss of revenue or other benefit.

      OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. This arrangement alone, however, is insufficient to assure that material conflicts of interest do not influence OFI’s voting of portfolio proxies. To minimize this possibility, OFI and the Committee employ the following procedures:

•	If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to OFI on how to vote on the matter (i.e., case-by-case);

•	If the proposal that gives rise to a potential conflict is not specifically addressed in the Guidelines or provides discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent’s general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent;

•	If neither of the previous two procedures provides an appropriate voting recommendation, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal; or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

          4.     Certain Foreign Securities

      Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.” Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the “share-blocking period” OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

          5.     Securities Lending Programs

      The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled. Alternatively, some securities lending programs use contractual arrangements among the lender, borrower and counterparty to arrange for the borrower to vote the proxies in accordance with instructions from the lending Fund.

      If a Fund participates in a securities lending program, OFI will attempt to recall the recall the Funds’ portfolio securities on loan and vote proxies relating to such securities if OFI determines that the votes involve matters that would have a material effect on the Fund’s investment in such loaned securities.

          6.     Shares of Registered Investment Companies (Fund of Funds)

      Certain OFI Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Funds (the “Fund of Funds”). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Funds and may be requested to vote on a matter pertaining to those underlying OFI Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Fund in the same proportion as the vote of all other shareholders in that underlying OFI Fund (sometimes called “mirror” or “echo” voting).

D.     Fund Board Reports and Recordkeeping

      OFI will prepare periodic reports for submission to the Board describing:

•	any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•	any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

      In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI’s experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

      OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI’s voting of portfolio proxies, including, but not limited to:

•	these Policies and Procedures, as amended from time to time;

•	Records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

•	Records of written client requests for proxy voting information and any written responses of OFI to such requests; and

•	Any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E.     Amendments to these Procedures

      In addition to the Committee’s responsibilities as set forth in the Committee’s Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards’ next regularly scheduled meetings.

F.     Proxy Voting Guidelines

      The Guidelines adopted by the Boards of the Funds are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

APPENDIX A

Oppenheimer Funds Portfolio Proxy Voting Guidelines

1.   OPERATIONAL ITEMS

      1.1 Amend Quorum Requirements.

•	Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

      1.2 Amend Minor Bylaws.

•	Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

      1.3 Change Company Name.

•	Vote WITH Management

      1.4 Change Date, Time, or Location of Annual Meeting.

•	Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

•	Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

      1.5 Transact Other Business.

•	Vote AGAINST proposals to approve other business when it appears as voting item.

          AUDITORS

      1.6 Ratifying Auditors

•	Vote FOR Proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent.

•	Fees for non-audit services are excessive.

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

•	Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

•	Vote AGAINST shareholder proposals asking for audit firm rotation.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).

•	Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.

2.0 THE BOARD OF DIRECTORS

      2.1 Voting on Director Nominees

•	Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

•	Composition of the board and key board committees

•	Attendance at board meetings

•	Corporate governance provisions and takeover activity

•	Long-term company performance relative to a market index

•	Directors’ investment in the company

•	Whether the chairman is also serving as CEO

•	Whether a retired CEO sits on the board

•	WITHHOLD VOTES: However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

•	Attend less than 75% of the board and committee meetings without a valid excuse.

•	Implement or renew a dead-hand or modified dead-hand poison pill

•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.

•	Failed to act on takeover offers where the majority of the shareholders tendered their shares.

•	Are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees.

•	Are audit committee members; and the non-audit fees paid to the auditor are excessive.

•	Enacted egregious corporate governance policies or failed to replace management as appropriate.

•	Are inside directors or affiliated outside directors; and the full board is less than majority independent.

•	Are CEOs of publicly-traded companies who serve on more than three public boards, i.e., more than two public boards other than their own board

•	Sit on more than six public company boards.

•	Additionally, the following should result in votes being WITHHELD (except from new nominees):

•	If the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed.

•	If the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption. If a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

      2.2 Board Size

•	Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.

•	Vote FOR proposals seeking to fix the board size or designate a range for the board size.

•	Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

      2.3 Classification/ Declassification of the Board

•	Vote AGAINST proposals to classify the board.

•	Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

      2.4 Cumulative Voting

•	Vote FOR proposal to eliminate cumulative voting.

      2.5 Require Majority Vote for Approval of Directors

•	Vote AGAINST proposal to require majority vote approval for election of directors

      2.6   Director and Officer Indemnification and Liability Protection

•	Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

•	Vote FOR proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

•	Vote FOR indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

•	Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	The director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company, and

•	Only if the director’s legal expenses would be covered.

      2.7 Establish/ Amend Nominee Qualifications

•	Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.

•	Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

•	Vote AGAINST shareholder proposals requiring two candidates per board seat.

      2.8 Filling Vacancies/ Removal of Directors.

•	Vote AGAINST proposals that provide that directors may be removed only for cause.

•	Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

•	Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

      2.9 Independent Chairman (Separate Chairman/CEO)

•	Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties

•	Two-thirds independent board

•	All-independent key committees

•	Established governance guidelines

•	The company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers from the performance summary table.

      2.10   Majority of Independent Directors/ Establishment of Committees

•	Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

•	Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

      2.11 Open Access

•	Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct. (At the time of these policies, the SEC’s proposed rule in 2003 on Security Holder Director Nominations remained outstanding.)

      2.12 Stock Ownership Requirements

•	Vote WITH Management on shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

•	Vote WITH Management on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/ retention ratio already in place and the actual ownership level of executives.

      2.13 Age or Term Limits

•	Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0 PROXY CONTESTS

      3.1 Voting for Director Nominees in Contested Elections

•	Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:

•	Long-term financial performance of the target company relative to its industry

•	Management’s track record

•	Background to the proxy contest

•	Qualifications of director nominees (both slates)

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

•	Stock ownership position

      3.2 Reimbursing Proxy Solicitation Expenses

•	Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

      3.3 Confidential Voting

•	Vote AGAINST shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

•	If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0 ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

      4.1  Advance Notice Requirements for Shareholder Proposals/ Nominations.

•	Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

      4.2 Amend Bylaws without Shareholder Consent

•	Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

•	Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

      4.3 Poison Pills

•	Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plan agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

•	Vote FOR share holder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

•	Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

      4.4 Shareholder Ability to Act by Written Consent

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

•	Vote FOR proposals to allow or make easier shareholder action by written consent.

      4.5 Shareholder Ability to Call Special Meetings

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

•	Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

      4.6 Establish Shareholder Advisory Committee

•	Vote WITH Management

      4.7 Supermajority Vote Requirements

•	Vote AGAINST proposals to require a supermajority shareholder vote.

•	Vote FOR proposals to lower supermajority vote requirements.

5.0 MERGERS AND CORPORATE RESTRUCTURINGS

      5.1 Appraisal Rights

•	Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

      5.2 Asset Purchases

•	Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price

•	Fairness opinion

•	Financial and strategic benefits

•	How the deal was negotiated

•	Conflicts of interest

•	Other alternatives for the business

•	Non-completion risk

      5.3 Asset Sales

•	Vote CASE-BY-CASE on asset sale proposals, considering the following factors:

•	Impact on the balance sheet/ working capital

•	Potential elimination of diseconomies

•	Anticipated financial and operating benefits

•	Anticipated use of funds

•	Value received for the asset

•	Fairness opinion

•	How the deal was negotiated

•	Conflicts of interest

      5.4 Bundled Proposals

•	Review on a CASE-BY-CASE basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

      5.5 Conversion of Securities

•	Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

5.6	Corporate Reorganization/Debt Restructuring/ Prepackaged Bankruptcy Plans/ Reverse Leveraged Buyouts/Wrap Plans

•	Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue other alternatives

•	Control issues

•	Conflicts of interest

•	Vote CASE-BY-CASE on the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

      5.7 Formation of Holding Company

•	Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

•	The reasons for the change

•	Any financial or tax benefits

•	Regulatory benefits

•	Increases in capital structure

•	Changes to the articles of incorporation or bylaws of the company.

•	Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure Model.

•	Adverse changes in shareholder rights.

5.8	Going Private Transactions (LBOs and Minority Squeezeouts)

•	Votes on going private transactions on a CASE-BY-CASE basis, taking into account the following:

•	Offer price/ premium

•	Fairness opinion

•	How the deal was negotiated

•	Conflicts of interests

•	Other alternatives/ offers considered

•	Non-completion risk

      5.9 Joint Venture

•	Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/ business contributed

•	Percentage of ownership

•	Financial and strategic benefits

•	Governance structure

•	Conflicts of interest

•	Other alternatives

•	Non-completion risk

      5.10 Liquidations

•	Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

•	Vote on a CASE-BY-CASE basis, if the company will file for bankruptcy if the proposal is not approved.

      5.11 Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition

•	Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

•	Prospects of the combined company, anticipated financial and operating benefits

•	Offer price (premium or discount)

•	Fairness opinion

•	How the deal was negotiated

•	Changes in corporate governance

•	Change in the capital structure

•	Conflicts of interest

      5.12 Private Placements/ Warrants/Convertible Debenture

•	Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue other alternatives

•	Control issues

•	Conflicts of interest

      5.13 Spinoffs

•	Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

•	Tax and regulatory advantages

•	Planned use of the sale proceeds

•	Valuation of spinoff

•	Fairness opinion

•	Benefits to the parent company

•	Conflicts of interest

•	Managerial incentives

•	Corporate governance changes

•	Changes in the capital structure

      5.14 Value Maximization Proposals

•	Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

5.15	Severance Agreements that are Operative in Event of Change in Control

•	Review CASE-BY-CASE, with consideration give to ISS “transfer-of-wealth” analysis. (See section 8.2)

6.0 STATE OF INCORPORATION

      6.1 Control Share Acquisition Provisions

•	Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

•	Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

•	Vote FOR proposals to restore voting rights to the control shares.

      6.2 Control Share Cashout Provisions

•	Vote FOR proposals to opt out of control share cashout statutes.

      6.3 Disgorgement Provisions

•	Vote FOR proposals to opt out of state disgorgement provisions.

      6.4 Fair Price Provisions

•	Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

•	Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

      6.5 Freezeout Provisions

•	Vote FOR proposals to opt out of state freezeout provisions.

      6.6 Greenmail

•	Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

•	Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

      6.7 Reincorporation Proposals

•	Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

•	Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

      6.8 Stakeholder Provisions

•	Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

      6.9 State Anti-takeover Statutes

•	Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0 CAPITAL STRUCTURE

      7.1 Adjustments to Par Value of Common Stock

•	Vote FOR management proposals to reduce the par value of common stock.

      7.2 Common Stock Authorization

•	Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

•	Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

•	Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

      7.3 Dual-Class Stock

•	Vote AGAINST proposals to create a new class of common stock with superior voting rights.

•	Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

      7.4 Issue Stock for Use with Rights Plan

•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

      7.5 Preemptive Rights

•	Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

      7.6 Preferred Stock

•	Vote FOR shareholder proposals to submit preferred stock issuance to shareholder vote.

•	Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

•	Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense)

•	Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

•	Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

•	Vote AGAINST proposals to increase the number of blank check preferred shares unless, (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

      7.7 Pledge of Assets for Debt (Generally Foreign Issuers)

•	OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

      7.8 Recapitalization

•	Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:

•	More simplified capital structure

•	Enhanced liquidity

•	Fairness of conversion terms

•	Impact on voting power and dividends

•	Reasons for the reclassification

•	Conflicts of interest

•	Other alternatives considered

      7.9 Reverse Stock Splits

•	Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

•	Vote FOR management proposals to implement a reverse stock split to avoid delisting.

•	Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

      7.10 Share Purchase Programs

•	Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

      7.11 Stock Distributions: Splits and Dividends

•	Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

      7.12 Tracking Stock

•	Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0 EXECUTIVE AND DIRECTOR COMPENSATION

      8.1 Equity-based Compensation Plans

•	Vote compensation proposals on a CASE-BY-CASE basis.

•	In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

•	Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one-and three-year total shareholder returns. An increase in pay is based on the CEO’s total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

      8.2 Director Compensation

Examine compensation proposals on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect. While we generally support management proposals, we oppose compensation proposals we believe are excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

      8.3 Bonus for Retiring Director

•	Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.

      8.4 Cash Bonus Plan

•	Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

      8.5 Stock Plans in Lieu of Cash

•	Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

In casting its vote, OFI reviews the ISS recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.

•	Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

•	Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

•	Vote FOR plans which do not

      8.6 Director Retirement Plans

•	Vote FOR retirement plans for non-employee directors if the number of shares reserve is less than 3% of outstanding shares and the exercise price is 100% of fair market value.

•	Vote AGAINST shareholder proposals to eliminate retirement plans for non-employee directors, if the number of shares is less than 3% of outstanding shares and exercise price is 100% of fair market value.

      8.7 Management Proposals Seeking Approval to Reprice Options

•	Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

      8.8 Employee Stock Purchase Plans

•	Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

•	Votes FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85% of fair market value

•	Offering period is 27 months or less

•	The number of shares allocated to the plan is 10% or less of the outstanding shares

•	Votes AGAINST employee stock purchase plans where any of the following apply:

•	Purchase price is at least 85% of fair market value

•	Offering period is greater than 27 months

•	The number of shares allocated to the plan is more than 10% of the outstanding shares

8.9	Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

•	Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

•	Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

•	Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

•	Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

      8.10 Employee Stock Ownership Plans (ESOPs)

•	Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares.)

      8.11 Shareholder Proposal to Submit Executive Compensation to Shareholder Vote

•	Vote WITH MANAGEMENT

      8.12 401(k) Employee Benefit Plans

•	Vote FOR proposals to implement a 401(k) savings plan for employees.

      8.13   Shareholder Proposals Regarding Executive and Director Pay

•	Vote WITH MANAGEMENT on shareholder proposals seeking additional disclosure of executive and director pay information.

•	Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.

•	Vote WITH MANAGEMENT on shareholder proposals to put option repricings to a shareholder vote.

•	Vote WITH MANAGEMENT for all other shareholder proposals regarding executive and director pay.

      8.14 Performance-Based Stock Options

•	Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

•	The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options), or

•	The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

      8.15 Golden Parachutes and Executive Severance Agreements

•	Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

•	Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm

•	The triggering mechanism should be beyond the control management

•	The amount should not exceed three times base salary plus guaranteed benefits

      8.16 Pension Plan Income Accounting

•	Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/ compensation.

      8.17 Supplemental Executive Retirement Plans (SERPs)

•	Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

SOCIAL AND ENVIRONMENTAL ISSUES

      In the case of social, political and environmental responsibility issues, OFI believes the issues do not primarily involve financial considerations and OFI ABSTAINS from voting on those issues.

Pacific Investment Management Company LLC (“PIMCO”)

      Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

      The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

      PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

      Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

Pacific Life Insurance Company

      Pacific Life has implemented its own Proxy Voting Policies and Procedures (Policies) that are designed to reasonably ensure that Pacific Life votes proxies prudently and in the best interest of its advisory clients for whom Pacific Life has voting authority, including the PF Pacific Life Money Market Fund. It is not expected that voting securities will be held in the Money Market Portfolio. The Policies address, among other things, conflicts of interest that may arise between Pacific Life’s interest and its clients’ interest. Pacific Life will take steps to identify the existence of any material conflicts of interest relating to the securities to be voted. Conflicts based on business relationships or dealings with affiliates of Pacific Life will only be considered to the extent that Pacific Life has actual knowledge of such business relationships.

      When a material conflict of interest exists, Pacific Life may choose among the following options to eliminate such conflict: (1) vote in accordance with the Policies if doing so involves little or no discretion; (2) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (3) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (4) if agreed upon in writing with the client, forward the proxies to the affected client and allow the client to vote the proxies.

      Pacific Life generally votes with the recommendations of a company’s board of directors on routine or non-controversial items. Certain types of proposals and contested situations are sent to the appropriate Pacific Life analyst for review and recommendation based on his or her knowledge of the company. Analyst recommendations to vote with management on certain items are voted accordingly; all other recommendations and issues are reviewed by a senior officer in Pacific Life’s Securities Department. Pacific Life tailors its review and voting of proxies based on the domicile of the company, the nature of the clients holding the security, and the positions held.

Salomon Brothers Asset Management Inc.

Concerning Citigroup Asset Management1 (CAM)

Proxy Voting Policies and Procedures

      The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

      CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

      In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFl-CIO guidelines.

      In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and consider a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investments banking or banking) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM

[1]	Citigroup Asset Management comprises Salomon Brothers Asset Management Inc., Smith Barney Asset Management (a division of Citigroup Global Markets Inc.), Citibank Global Asset Management (a unit of Citibank, N.A.), Smith Barney Fund Management LLC, Citi Fund Management Inc. and other investment adviser affiliates.

is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units.

      CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

      If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

Van Kampen

I.	Policy Statement

      Introduction — Morgan Stanley Investment Management’s (MSIM) policy and procedures for voting proxies (Proxy Voting Policy and Procedures) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The policy and procedures and general guidelines in this section will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates”).

      Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the MSIM Funds), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management or Investment Advisory Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (Client Proxy Standard). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate’s fiduciary responsibility.

      Proxy Research Services — To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services (ISS) and the Investor Responsibility Research Center (IRRC) have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the ISS recommendations in making proxy voting decisions, they are in no way obligated to follow the ISS recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM’s Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

      Voting Proxies for Certain Non-US Companies — While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate’s ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate’s voting instructions. As a result, clients’ non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM’s clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients’ non-US proxies.

II.     General Proxy Voting Guidelines

      To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard.

III.     Guidelines

     A.     Management Proposals

      1. When voting on routine ballot items, unless otherwise determined by the Proxy Review Committee, the following proposals will be voted in support of management.

•	Selection or ratification of auditors.

•	Approval of financial statements, director and auditor reports.

•	General updating/corrective amendments to the charter.

•	Proposals to limit Directors’ liability and/or broaden indemnification of Directors.

•	Proposals requiring that a certain percentage (up to 66⅔%) of the company’s Board members be independent Directors.

•	Proposals requiring that members of the company’s compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

•	Proposals recommending set retirement ages or requiring specific levels of stock ownership by Directors.

•	Proposals to eliminate cumulative voting.

•	Proposals to eliminate preemptive rights.

•	Proposals for confidential voting and independent tabulation of voting results.

•	Proposals related to the conduct of the annual meeting except those proposals that relate to the “transaction of such other business which may come before the meeting.”

      2. Election of Directors, In situations where no conflict exists, and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

        Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made where:

(i) A nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence.;

(ii) A direct conflict exists between the interests of the nominee and the public shareholders; or

(iii) Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a “bright line” test. These would include elimination of dead hand or slow hand poison pills, requiring Audit, Compensation or Nominating Committees to be composed of independent directors and requiring a majority independent board.

      3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted in support of management.

Capitalization changes

•	Proposals relating to capitalization changes that eliminate other classes of stock and voting rights.

•	Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

•	Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

•	Proposals for share repurchase plans.

•	Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Proposals to effect stock splits.

•	Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

Compensation

•	Proposals relating to Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

•	Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

•	Proposals for the establishment of employee stock option Plans and other employee ownership plans.

•	Proposals for the establishment of employee retirement and severance plans

Anti-Takeover Matters

•	Proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

•	Proposals relating to the adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

      4. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted against (notwithstanding management support).

•	Proposals to establish cumulative voting rights in the election of directors.

•	Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

•	Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

•	Proposals to create “blank check” preferred stock.

•	Proposals relating to changes in capitalization by 100% or more.

•	Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

•	Proposals to amend bylaws to require a supermajority shareholder vote to pass or repeal certain provisions.

•	Proposals to indemnify auditors.

      5. The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

Corporate Transactions

•	Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates’ research and analysis, including, among other things, MSIM internal company-specific knowledge.

•	Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

•	Proposals relating to shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

•	Proposals relating to Executive/ Director stock option plans. Generally, stock option plans should meet the following criteria:

(i) The stock option plan should be incentive based;

(ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

(iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

Anti-Takeover Provisions

•	Proposals requiring shareholder ratification of poison pills.

•	Proposals relating to anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

     B.     Shareholder Proposals

      1. The following shareholder proposals will be supported, unless otherwise determined by the Proxy Review Committee:

•	Proposals requiring auditors to attend the annual meeting of shareholders.

•	Proposals requiring non-U.S. companies to have a separate Chairman and CEO.

•	Proposals requiring that members of the company’s compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

      Proposals requiring that a certain percentage of the company’s members be comprised of independent and unaffiliated Directors.

•	Proposals requiring diversity of Board membership relating to broad based social, religious or ethnic groups.

•	Proposals requiring confidential voting.

•	Proposals to reduce or eliminate supermajority voting requirements.

•	Proposals requiring shareholder approval for a shareholder rights plan or poison pill.

•	Proposals to require the company to expense stock options.

      2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

•	Proposals that limit tenure of directors.

•	Proposals to limit golden parachutes.

•	Proposals requiring directors to own large amounts of stock to be eligible for election.

•	Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission (“SEC”) regulations.

•	Proposals that limit retirement benefits or executive compensation.

•	Proposals requiring shareholder approval for bylaw or charter amendments.

•	Proposals requiring shareholder approval of executive compensation.

•	Proposals requiring shareholder approval of golden parachutes.

•	Proposals to eliminate certain anti-takeover related provisions.

•	Proposals to prohibit payment of greenmail.

      3. The following shareholder proposals generally will not be supported, unless otherwise determined by the Proxy Review Committee.

•	Proposals to declassify the Board of Directors (if management supports a classified board).

•	Proposals requiring a U.S. company to have a separate Chairman and CEO.

•	Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

•	Proposals to add restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

      Proposals that require inappropriate endorsements or corporate actions.

•	Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

IV.     Administration of Proxy Policy and Procedures

     A.     Proxy Review Committee

      1. The MSIM Proxy Review Committee (Committee) is responsible for creating and implementing MSIM’s Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them.

(a) The Committee, which is appointed by MSIM’s Chief Investment Officer (CIO), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM’s proxy voting policy and guidelines and determining how MSIM will vote proxies on an ongoing basis.

(b) The Committee will periodically review and have the authority to amend, as necessary, these Proxy Voting Policy and Procedures and establish and direct voting positions consistent with the Client Proxy Standard.

(c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM’s Proxy Voting Policy and Procedures; and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM’s Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

(d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Proxy Voting Policy and Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in these Policy and Procedures; and (3) determine how to vote matters for which specific direction has not been provided in these Policy and Procedures. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS and IRRC recommendations and research as well as any other relevant information they may request or receive.

(e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (Special Committee). The Special Committee shall be comprised of the Chairman of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee and MSIM’s Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

(f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/ Directors of those investment companies at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

(g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B. Identification of Material Conflicts of Interest

      1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM’s General Counsel or his/her designee.

      2. A material conflict of interest could exist in the following situations, among others:

(a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

(b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

(c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed)

C. Proxy Voting Reports

(a) MSIM will promptly provide a copy of these Policy and Procedures to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

(b) MSIM’s legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company’s holdings.

Registration Statement

      This Statement of Additional Information and each Prospectus do not contain all the information included in the Fund’s Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, (and including specifically all applicable Codes of Ethics), are on file with and may be examined at the offices of the SEC in Washington, D.C.

      Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

Financial Statements

      The audited financial statements and financial highlights of Pacific Funds as set forth in Pacific Funds’ Annual Report to shareholders for the fiscal year ended 2005, including the notes thereto and the reports of Deloitte & Touche, LLP thereon, and are incorporated herein by reference.

APPENDIX

Description of Bond Ratings

      Corporate Bonds: Bonds rated Aa by Moody’s are judged by Moody’s to be of high quality by all standards. Together with bonds rated Aaa (Moody’s highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody’s possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Moody’s Baa rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

      Bonds rated AA by Standard & Poor’s are judged by Standard & Poor’s to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (Standard & Poor’s highest rating). Bonds rated AAA are considered by Standard & Poor’s to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market.

      Bonds rated A by Standard & Poor’s, regarded as upper medium grade, have a strong capacity and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      Standard & Poor’s BBB rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest which qualifies for commercial bank investment.

      The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

      Moody’s Ba rated bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds rated Ba. Bonds which are rated B by Moody’s generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Bonds rated Caa by Moody’s are considered to be of poor standing. Such issues may be in default or there may be elements of danger with respect to principal or interest. Bonds rated Ca are considered by Moody’s to be speculative in a high degree, often in default. Bonds rated C, the lowest class of bonds under Moody’s bond ratings, are regarded by Moody’s as having extremely poor prospects.

      Moody’s also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

      A bond rated BB, B, CCC, and CC by Standard & Poor’s is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

      Commercial Paper: The Prime rating is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers with this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors.

      Commercial paper rated A by Standard & Poor’s has the following characteristics: (i) liquidity ratios are adequate to meet cash requirements; (ii) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB rating, (iii) the issuer should have access to at least two additional channels of borrowing; (iv) basic earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (v) typically the issuer’s industry should be well established and the issuer should have a strong position within its industry and the reliability and quality of management should be unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength with this highest classification.

PACIFIC FUNDS

Part C: OTHER INFORMATION

     Item 23. Exhibits

(a)(1)(a)	Amended and Restated Declaration of Trust[3]

(b)	Instrument amending Declaration of Trust (Putnam Investment Management LLC (Putnam) funds)[7]

(c)	Instrument amending Declaration of Trust (Pacific Investment Management Company LLC (PIMCO) fund)[10]

(d)	Instrument amending Declaration of Trust (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[17]

(e)	Instrument amending Declaration of Trust (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(f)	Instrument amending Declaration of Trust (PF Oppenheimer Main Street Core® Fund and PF Oppenheimer Emerging Markets Fund)[21]

(a)(2)(a)	Certificate of Trust[1]

(b)	By-Laws, filed herewith

(c)	Certificates for Shares will not be issued. Articles III, V and VI of the Declaration of Trust and Article II of the By—Laws define the rights of holders of the Shares[7]

(d)(1)(a)	Investment Advisory Agreement[3]

(b)	Addendum to Investment Advisory Agreement (Putnam funds)[7]

(c)	Addendum to Investment Advisory Agreement (PIMCO fund)[10]

(d)	Addendum to Investment Advisory Agreement (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[16]

(e)	Addendum to Investment Advisory Agreement (PF Lazard Mid—Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(f)	Addendum to Investment Advisory Agreement (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF Fasciano Small Equity Fund)[21]

(g)	Addendum to Investment Advisory Agreement (PF Loomis Sayles Large-Cap Growth Fund), filed herewith

(d)(2)	No longer applicable

(d)(3)	No longer applicable

(d)(4)(a)	Fund Management Agreement—Janus Capital Management LLC (Janus)[8]

(b)	Addendum to Fund Management Agreement—Janus[8]

(c)	Addendum to Fund Management Agreement—Janus[20]

(d)(5)(a)	Fund Management Agreement—PIMCO[3]

(b)	Fee Schedule to Fund Management Agreement—PIMCO[14]

(c)	Addendum to Fund Management Agreement—PIMCO[20]

(d)	Addendum to Fund Management Agreement— PIMCO, filed herewith

(d)(6)(a)	Fund Management Agreement—Salomon Brothers Asset Management Inc (Salomon)[6]

(b)	Addendum to Fund Management Agreement—Salomon[20]

(c)	Form of Fund Management Agreement—Salomon[22]

(d)(7)(a)	Fund Management Agreement—Lazard Asset Management (Lazard)[3]

(b)	Addendum to Fund Management Agreement—Lazard[14]

(c)	Addendum to Fund Management Agreement—Lazard[19]

(d)	Addendum and Fee Schedule to Fund Management Agreement—Lazard[20]

(e)	Notice of and Consent to Assignment of Sub-Advisory Agreement—Lazard[20]

(f)	Agreement Regarding Continuation of Sub-Advisory Agreements—Lazard[20]

(d)(8)(a)	Fund Management Agreement—MFS Investment Management[4]

(b)	Addendum to Fund Management Agreement—MFS[16]

(c)	Addendum to Fund Management Agreement, filed herewith

(d)(9)	No longer applicable

(d)(10)(a)	Fund Management Agreement—Van Kampen[13]

(b)	Addendum to Fund Management Agreement—Van Kampen[19]

(d)(11)	Fund Management Agreement—Goldman Sachs Asset Management, L.P. (Goldman Sachs) [16]

(d)(12)	Fund Management Agreement—Neuberger Berman Management, Inc. (Neuberger)[22]

(d)(13)	Fund Management Agreement—Oppenheimer Funds, Inc. (Oppenheimer)[22]

(d)(14)	Form of Fund Management Agreement—Loomis Sayles & Company L.P. (Loomis Sayles)[23]

(e)(1)(a)	Distribution Agreement[3]

(b)	Addendum to Distribution Agreement (Putnam funds)[7]

(c)	Addendum to Distribution Agreement (PIMCO fund)[10]

(d)	Addendum to Distribution Agreement (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[16]

(e)	Addendum to Distribution Agreement (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(f)	Addendum to Distribution Agreement (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF NB Fasciano Small Equity Fund) [21]

(g)	Addendum to Distribution Agreement (PF Loomis Sayles Large-Cap Growth Fund), filed herewith

(e)(2)(a)	Form of Selling Group Agreement[3]

(b)	Amended Schedule A to Form of Selling Group Agreement (Putnam funds)[7]

(c)	Amended Schedule A to Form of Selling Group Agreement (PIMCO fund)[10]

(d)	Amended Schedule A to Form of Selling Group Agreement (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[14]

(f)(1)(a)	Deferred Compensation Plan[9]

(b)	Deferred Compensation Plan 2005[22]

(g)(1)(a)	Custodian Agreement[6]

(b)	Addendum to Custodian Agreement (Putnam funds)[7]

(c)	Addendum to Custodian Agreement (PIMCO fund)[10]

(d)	Addendum to Custodian Agreement (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[16]

(e)	Addendum to Custodian Agreement (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[20]

(f)	Form of Addendum to Custodian Agreement (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF NB Fasciano Small Equity Fund)[22]

(g)	Form of Addendum to Custodian Agreement (PF Loomis Sayles Large-Cap Growth Fund), filed herewith

(g)(2)	Foreign Custody Manager Agreement[6]

(h)(1)(a)	Transfer Agency Agreement[6]

(b)	Addendum to Transfer Agency Agreement (Putnam funds)[7]

(c)	Addendum to Transfer Agency Agreement (AML)[9]

(d)	Addendum to Transfer Agency Agreement (529 Plan)[9]

(e)	Addendum to Transfer Agency Agreement (PIMCO fund)[10]

(f)	Addendum to Transfer Agency Agreement (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[16]

(g)	Addendum to Transfer Agency Agreement (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(h)	Addendum to Transfer Agency Agreement (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF NB Fasciano Small Equity Fund)[21]

(i)	Addendum to Transfer Agency Agreement (PF Loomis Sayles Large-Cap Growth Fund), filed herewith

(h)(2)(a)	Administration and Shareholder Services Agreement[3]

(b)	Addendum to Administration and Shareholder Services Agreement (Putnam funds)[7]

(c)	Addendum to Administration and Shareholder Services Agreement (PIMCO fund)[10]

(d)	Addendum to Administration and Shareholder Services Agreement (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[16]

(e)	Addendum to Administration and Shareholder Services Agreement (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(f)	Addendum to Administration and Shareholder Services Agreement (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF NB Fasciano Small Equity Fund)[22]

(g)	Addendum to Administration and Shareholder Services Agreement (PF Loomis Sayles Large-Cap Growth Fund), filed herewith

(h)(3)(a)	Expense Limitation Agreement[3]

(b)	Addendum to Expense Limitation Agreement (Putnam funds)[7]

(c)	Addendum to Expense Limitation Agreement (Money Market Fund)[9]

(d)	Addendum to Expense Limitation Agreement (PIMCO fund)[10]

(e)	Addendum to Expense Limitation Agreement (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[16]

(f)	Addendum to Expense Limitation Agreement (renewal)[16]

(g)	Addendum to Expense Limitation Agreement (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(h)	Addendum to Expense Limitation Agreement[20]

(i)	Addendum to Expense Limitation Agreement (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF NB Fasciano Small Equity Fund[21]

(j)	Addendum to Expense Limitation Agreement (PF Loomis Sayles Large-Cap Growth Fund), filed herewith

(h)(4)(a)	Sub-Administration and Accounting Services Agreement[3]

(b)	Addendum to Sub-Administration and Accounting Services Agreement (Putnam funds)[7]

(c)	Addendum to Sub-Administration and Accounting Services Agreement (PIMCO fund)[10]

(d)	Addendum to Sub-Administration and Accounting Services Agreement (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund) [16]

(e)	Addendum to Sub-Administration and Accounting Services Agreement (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(f)	Addendum to Sub-Administration and Accounting Services Agreement (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF NB Fasciano Small Equity Fund[21]

(g)	Addendum to Sub-Administration and Accounting Services Agreement (PF Loomis Sayles Large-Cap Growth Fund), filed herewith

(i)	Opinion and Consent of Counsel[5]

(j)	Consent of Independent Registered Public Accounting Firm, filed herewith

(k)	Not Applicable

(l)(1)	Purchase Agreement[3]

(l)(2)	Purchase Agreement (Inflation Managed Fund)[13]

(l)(3)	Purchase Agreement (Equity Income Fund)[13]

(l)(4)	Purchase Agreement (Research Fund)[13]

(m)(1)(a)	Class A Distribution and Service Plan[3]

(b)	Amended Schedule A to Class A Distribution and Service Plan (Putnam funds)[7]

(c)	Amended Schedule A to Class A Distribution and Service Plan (PIMCO fund)[10]

(d)	Amended Schedule A to Class A Distribution and Services Plan (PF Goldman Sachs Short Duration Bond Fund)[16]

(e)	Amended Schedule A to Class A Distribution and Services Plan (Portfolio Optimization Funds)[15]

(f)	Amended Schedule A to Class A Distribution and Services Plan (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(g)	Amended Schedule A to Class A Distribution and Services Plan (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging markets Fund and PF NB Fasciano Small Equity Fund)[21]

(h)	Amended Schedule A to Class A Distribution and Service Plan (PF Loomis Sayles Large-Cap Growth Fund), filed herewith

(m)(2)(a)	Class B Distribution and Service Plan[3]

(b)	Amended Schedule A to Class B Distribution and Service Plan (Putnam funds)[7]

(c)	Amended Schedule A to Class B Distribution and Service Plan (PIMCO fund)[10]

(d)	Amended Schedule A to Class B Distribution and Services Plan (PF Goldman Sachs Short Duration Bond Fund)[16]

(e)	Amended Schedule A to Class B Distribution and Services Plan (Portfolio Optimization Funds)[15]

(f)	Amended Schedule A to Class B Distribution and Services Plan (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(g)	Amended Schedule A to Class B Distribution and Services Plan (PF NB Fasciano Small Equity Fund)[21]

(m)(3)(a)	Class C Distribution and Service Plan[3]

(b)	Amended Schedule A to Class C Distribution and Service Plan (Putnam funds)[7]

(c)	Amended Schedule A to Class C Distribution and Service Plan (PIMCO fund)[10]

(d)	Amended Schedule A to Class C Distribution and Services Plan (PF Goldman Sachs Short Duration Bond Fund)[16]

(e)	Amended Schedule A to Class C Distribution and Services Plan (Portfolio Optimization Funds)[15]

(f)	Amended Schedule A to Class C Distribution and Services Plan (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(g)	Amended Schedule A to Class C Distribution and Services Plan (PF NB Fasciano Small Equity Fund)[21]

(m)(4)(a)	Service Plan — PF Pacific Life Money Market Fund[21]

(m)(5)(a)	Class R Distribution and Service Plan[21]

(n)(1)(a)	Multiple Class Plan Pursuant to Rule 18f-3[3]

(b)	Amended Schedule A to Multiple Class Plan Pursuant to Rule 18f-3 (Putnam funds)[7]

(c)	Amended Schedule A to Multiple Class Plan Pursuant to Rule 18f-3 (PIMCO fund)[10]

(d)	Amended Schedule A to Multiple Class Plan Pursuant to Rule 18f-3 (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[16]

(e)	Amended Schedule A to Multiple Class Plan Pursuant to Rule 18f-3 (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(f)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 (Class R)[21]

(g)	Amended Schedule A to Multiple Class Plan Pursuant to Rule 18f-3 (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF NB Fasciano Small Equity Fund)[21]

(h)	Amended Schedule A to Multiple Class Plan Pursuant to Rule 18f-3 (PF Loomis Sayles Large-Cap Growth Fund), filed herewith

(o)	Reserved

(p)(1)	Code of Ethics—Pacific Funds[3]

(p)(2)	Code of Ethics—Janus, filed herewith

(p)(3)	Code of Ethics—Lazard[20]

(p)(4)	Code of Ethics—PIMCO[19]

(p)(5)	Code of Ethics—Salomon, filed herewith

(p)(6)	Code of Ethics—Pacific Life Insurance Company[19]

(p)(7)	No longer applicable

(p)(8)	Code of Ethics—MFS[19]

(p)(9)	No longer applicable

(p)(10)	Code of Ethics—Van Kampen[19]

(p)(11)	Code of Ethics—Oppenheimer[22]

(p)(12)	Code of Ethics—Neuberger[22]

(p)(13)	Code of Ethics—Loomis Sayles[23]

(q)(1)	Power of Attorney (Sutton, Schaefer, Moore, Nelson, Porter, Richards, Willis, and Klemens)[23]

(q)(2)	Power of Attorney (Blackmon)[23]

(q)(3)	Power of Attorney (Veerjee)[23]

(q)(4)	Power of Attorney (Sutton, Morris, Klemens, Blackmon, Nelson, Porter, Richards, Moore, Willis, and Veerjee), filed herewith

/1/ Previously filed on May 22, 2001 as an exhibit to Registrant’s initial registration statement, and incorporated herein by reference.

/2/ Previously filed on August 9, 2001 as an exhibit to pre-effective amendment No. 1 to Registrant’s registration statement, and incorporated herein by reference.

/3/ Previously filed on September 26, 2001 as an exhibit to pre-effective amendment No. 2 to Registrant’s registration statement, and incorporated herein by reference.

/4/ Previously filed on September 28, 2001 as an exhibit to pre-effective amendment No. 3 to Registrant’s registration statement, and incorporated herein by reference.

/5/ Previously filed on October 1, 2001 as an exhibit to pre-effective amendment No. 4 to Registrant’s registration statement, and incorporated herein by reference.

/6/ Previously filed on October 15, 2001 as an exhibit to post-effective amendment No. 1 to Registrant’s registration statement, and incorporated herein by reference.

/7/ Previously filed on December 28, 2001 as an exhibit to post-effective amendment No. 2 to the Registrant’s registration statement, and incorporated herein by reference.

/8/ Previously filed on June 21, 2002 as an exhibit to post-effective amendment No. 4 to the Registrant’s registration statement, and incorporated herein by reference.

/9/ Previously filed on October 3, 2002 as an exhibit to post-effective amendment No. 5 to the Registrant’s registration statement, and incorporated herein by reference.

/10/ Previously filed on December 18, 2002 as an exhibit to post-effective amendment No. 7 to the Registrant’s registration statement, and incorporated herein by reference.

/11/ Previously filed on February 24, 2003 as an exhibit to post-effective amendment No. 8 to the Registrant’s registration statement, and incorporated herein by reference.

/12/ Previously filed on April 23, 2003 as an exhibit to post-effective amendment No. 9 to the Registrant’s registration statement, and incorporated herein by reference.

/13/ Previously filed on June 26, 2003 as an exhibit to post-effective amendment No. 10 to the Registrant’s registration statement, and incorporated herein by reference.

/14/ Previously filed on September 12, 2003 as an exhibit to post-effective amendment No. 12 to the Registrant’s registration statement, and incorporated herein by reference.

/15/ Previously filed on December 15, 2003 as an exhibit to post-effective amendment No. 26 to the Registrant’s registration statement, and incorporated herein by reference.

/16/ Previously filed on June 28, 2004 as an exhibit to post-effective amendment No. 33 to the Registrant’s registration statement, and incorporated herein by reference.

/17/ Previously filed on September 30, 2004 as an exhibit to post-effective amendment No. 34 to the Registrant’s registration statement, and incorporated herein by reference.

/18/ Previously filed on December 21, 2004 as an exhibit to post-effective amendment No. 36 to the Registrant’s registration statement, and incorporated herein by reference.

/19/ Previously filed on April 28, 2005 as an exhibit to post-effective amendment No. 37 to the Registrant’s registration statement, and incorporated herein by reference.

/20/ Previously filed on June 23, 2005 as an exhibit to post-effective amendment No. 38 to the Registrant’s registration statement, and incorporated herein by reference.

/21/ Previously filed on July 13, 2005 as an exhibit to post-effective amendment No. 39 to the Registrant’s registration statement, and incorporated herein by reference.

/22/ Previously filed on September 28, 2005 as an exhibit to post-effective amendment No. 41 to the Registrant’s registration statement, and incorporated herein by reference.

/23/ Previously filed on October 17, 2005 as an exhibit to post-effective amendment No. 43 to the Registrant’s registration statement, and incorporated herein by reference.

Item 24. Persons controlled by or Under Common Control with the Fund

     None

Item 25. Indemnification

Reference is made to Article VII of the Registrant’s Declaration of Trust and Article VI of the Registrant’s By-Laws.

Title 12, Chapter 38, Section 3817 of the Delaware Code, Article VII of the Registrant’s Declaration of Trust filed as Exhibit (a)(1) to the Registrant’s registration statement, and Article VI of the Registrant’s By-Laws filed as Exhibit (b) to the registration statement, provide for indemnification of the Registrant’s trustees and/or officers for certain liabilities. Certain agreements to which the Registrant is a party filed as an exhibit to the Registrant’s registration statement provide for indemnification for certain liabilities for the trustees, officers and/or certain affiliated persons of the Registrant. The Registrant has also entered into Indemnification Agreements with each of its trustees which provide that the Registrant shall advance expenses and indemnify and hold harmless each trustee in certain circumstances against any expenses incurred by a trustee in any proceeding arising out of or in connection with the trustee’s service to the Registrant, to the fullest extent permitted by the Registrant’s Declaration of Trust, By-Laws, the Delaware Business Trust Act, the Securities Act of 1933 and the Investment Company Act of 1940, and which provide for certain procedures in connection with such advancement of expenses and indemnification.

Insofar as indemnification by the Registrant for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser

     Each investment adviser, and the trustees or directors and officers of each investment adviser and their business and other connections are as follows:

Name of Adviser	Name of Individual	Business and Other Connections

Pacific Life Insurance Company

Pacific Life	Thomas C. Sutton	Director, Chairman of the Board and Chief Executive Officer of Pacific Life Insurance Company, (since January 1990); Director, Chairman of the Board and Chief Executive Officer of Pacific Mutual Holding Company and Pacific LifeCorp, (since August 1997); Director (since March 1989), Chairman (since July 1989) and Chief Executive Officer (since August 2001) of Pacific Life & Annuity Company (formerly PM Group Life Insurance Co.); Director of: Mutual Service Corporation, PM Realty Advisors, Inc., Pacific Financial Products, Inc., and similar positions with various affiliated companies of Pacific Life Insurance Company; Director of: Newhall Land & Farming; Edison International; The Irvine Company and Former Chairman of the American Council of Life Insurance; and Former Director of: Pacific Corinthian Life Insurance Company, Cadence Capital Management Corporation, NFJ Investment Group, Inc., Pacific Financial Asset Management Corporation, Pacific Investment Management Company, Pacific Select Distributors, Inc. (formerly Pacific Mutual Distributors, Inc.); Former Management Board member of PIMCO Advisors L.P., Former Equity Board Member of PIMCO Advisors L.P. Chairman and Trustee (since June 2001) and Chief Executive Officer (since November 2005) of Pacific Funds, and Chairman and Trustee (since July 1987) and Chief Executive Officer (since November 2005) of Pacific Select Fund.

Pacific Life	David R. Carmichael	Director (since August 1997), Senior Vice President and General Counsel of Pacific Life Insurance Company (since April 1992); Senior Vice President and General Counsel of Pacific Mutual Holding Company and Pacific LifeCorp (since August 1997); Director (since December 1993), Senior Vice President and General Counsel, (since July 1998) of Pacific Life & Annuity Company (formerly PM Group Life Insurance Company) and similar positions with various affiliated companies of Pacific Life Insurance company; Director of: Association of California Life and Health Insurance Companies. Former Director of Pacific Corinthian Life Insurance Company; and Director and Past President of Association of Life Insurance Counsel.

Pacific Life	James T. Morris	Executive Vice President & Chief Insurance Officer (since July 2005), Pacific Mutual Holding Company and Pacific LifeCorp; Executive Vice President (since January 2002) and Chief Insurance Officer (since April 2005), and Senior Vice President (April 1996 to January 2002), Pacific Life Insurance Company; Executive Vice President (since January 2002) and Chief Insurance Officer (since April 2005), Senior Vice President (August 1999 to January 2002), Pacific Life & Annuity Company; Executive Vice President (June 2005 to November 2005), Pacific Select Fund and Pacific Funds President (since November 2005).

Pacific Life	Mark W. Holmlund	Executive Vice President (since July 2005), Pacific Mutual Holding Company and Pacific LifeCorp; Executive Vice President (since January 2001), Vice President (April 1995 to January 2001), Pacific Life Insurance Company; Executive Vice President (since January 2001), Pacific Life & Annuity Company; Executive Vice President (January 2001 to May 2004), Chief Operating Officer (March 1999 to May 2004), and Vice President (March 1999 to January 2001), Pacific Financial Products, Inc.

Pacific Life	Gerald W. Robinson	Executive Vice President (since April 1997), Senior Vice President (April 1996 to April 1997), Vice President (November 1994 to April 1996), Chief Marketing Office (January 1994 to April 1996), Pacific Life Insurance Company; Executive Vice President (since July 1999), Pacific Life & Annuity Company; Chairman (since January 1998), Chief Executive Officer (since July 1994), Director (since December 1994), Pacific Select Distributors, Inc.; Director (since October 1997) and Chairman (February 2000 to July 2000), Associated Financial Group, Inc.; Chairman (since March 1995) and Director (since January 1995), United Planners’ Group, Inc.; Chairman (May 1996 to March 2001), Director (since December 1994), Mutual Service Corporation; Director (since December 2003), Waterstone Financial Group, Inc.

Pacific Life	Sharon E. Pacheco	Vice President and Chief Compliance Officer (since January 2003), Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (since February 2000) and Chief Compliance Officer (since January 2003), and Assistant Vice President (November 1997 to February 2000), Pacific Life Insurance Company; Vice President (since April 2000) and Chief Compliance Officer (since January 2003), and Assistant Vice President (August 1999 to April 2000), Pacific Life & Annuity Company; Vice President and Chief Compliance Officer (since June 2004), Pacific Select Fund and Pacific Funds.

Name of Adviser	Name of Individual	Business and Other Connections

Pacific Life	Audrey L. Milfs	Director (since August 1997), Vice President (since April 1991) and Corporate Secretary (since July 1983) of Pacific Life Insurance Company; Vice President and Secretary of Pacific Mutual Holding Company and Pacific LifeCorp, (since August 1997); Director (since March 1988), Vice President (since February 1999), and Secretary (since September 1982) of Pacific Life & Annuity Company (formerly PM Group Life Insurance Company); Director, Vice President and Secretary to several affiliated companies of Pacific Life Insurance Company, Secretary of Pacific Select Fund (since July 1987) and Secretary of Pacific Funds (since June 2001).

Pacific Life	Khanh T. Tran	Director (since August 1997), Executive Vice President (since April 2001) and Chief Financial Officer (since June 1996) of Pacific Life Insurance Company, Senior Vice President (February 1999 to April 2001); Vice President (November 1991 to February 1999) and Treasurer (September 1990 to December 1998) of Pacific Life Insurance Company; Executive Vice President (since April 2001) and Chief Financial Officer (since August 1997) and Senior Vice President (August 1997 to April 2001) of Pacific Mutual Holding Company and Pacific LifeCorp; Director, Executive Vice President and Chief Financial Officer to several affiliated companies of Pacific Life Insurance Company. Director of Asset Management Finance Corp. (since September 2004) former Director of Prandium, Inc. (April 2001 to July 2002), and Scottish Re Group Ltd. (December 2001 to May 2004).

Pacific Life	Edward R. Byrd	Vice President (since November 1991), Controller (since March 1993) and Chief Accounting Officer (since November 2003) of Pacific Life Insurance Company; Director (January 1998 to January 2005), Vice President (since May 1999) and CFO (July 1994 to January 2005) of Pacific Select Distributors, Inc. (formerly Pacific Mutual Distributors, Inc.); Vice President and Controller (since August 1997) and Chief Accounting Officer (since November 2003) of Pacific Mutual Holding Company and Pacific LifeCorp; and similar positions with various affiliated companies of Pacific Life Insurance Company.

Pacific Life	Brian D. Klemens	Vice President and Treasurer of Pacific Life Insurance Company, (since December 1998); and Assistant Vice President (October 1992 to December 1998) and Assistant Controller of Pacific Life Insurance Company (April 1994 to December 1998); Vice President and Treasurer of Pacific Mutual Holding Company and Pacific LifeCorp, (since June 1999); Vice President and Treasurer of several affiliated companies of Pacific Life Insurance Company (since February 1999); and Vice President and Treasurer of Pacific Select Fund (since April 1996) and Pacific Funds (since June 2001).

Pacific Life	Larry J. Card	Executive Vice President (since January 1995) and Chief Credit Officer (since April 2005), Pacific Life Insurance Company; Executive Vice President (since August 1997) and Chief Credit Officer (since April 2005), Pacific Mutual Holding Company and Pacific LifeCorp, and similar positions with various affiliated companies of Pacific Life Insurance Company.

Name of Adviser	Name of Individual	Business and Other Connections

Pacific Investment Management Company LLC (“PIMCO”)		Investment Adviser

PIMCO	Michael R. Asay	Executive Vice President

PIMCO	Tammie J. Arnold	Managing Director

PIMCO	Brian P. Baker	Executive Vice President (Singapore)

PIMCO	Stephen B. Beaumont	Executive Vice President

PIMCO	William R. Benz	Managing Director

PIMCO	Gregory A. Bishop	Executive Vice President

PIMCO	John B. Brynjolfsson	Managing Director

PIMCO	Sabrina C. Callin	Executive Vice President

PIMCO	Marcia K. Clark	Senior Vice President

PIMCO	Cyrille D. Conseil	Senior Vice President

PIMCO	Douglas Cummings	Vice President

PIMCO	Wendy W. Cupps	Managing Director

PIMCO	Chris P. Dialynas	Managing Director

PIMCO	David J. Dorff	Senior Vice President

PIMCO	Mohamed A. El-Erian	Managing Director

PIMCO	Stephanie D. Evans	Vice President

PIMCO	Teri Frisch	Senior Vice President (New York)

PIMCO	Yuri P. Garbuzov	Senior Vice President (London)

PIMCO	William H. Gross	Managing Director (EC)

PIMCO	Gordon C. Hally	Executive Vice President

PIMCO	Pasi M. Hamalainen	Managing Director

Name of Adviser	Name of Individual	Business and Other Connections

PIMCO	John P. Hardaway	Executive Vice President

PIMCO	Brent R. Harris, CFA	Managing Director

PIMCO	Raymond C. Hayes	Senior Vice President

PIMCO	David C. Hinman	Executive Vice President

PIMCO	Douglas M. Hodge, CFA	Managing Director (Tokyo)

PIMCO	Brent L. Holden	Managing Director (EC)

PIMCO	Dwight F. Holloway, Jr.	Executive Vice President (London)

PIMCO	Mark T. Hudoff	Executive Vice President

PIMCO	Margaret E. Isberg	Managing Director

PIMCO	Thomas J. Kelleher, III	Vice President

PIMCO	James M. Keller	Managing Director

PIMCO	Raymond G. Kennedy	Managing Director

PIMCO	Mark R. Kiesel	Executive Vice President

PIMCO	Steven Kirkbaumer	Senior Vice President

PIMCO	John S. Loftus	Managing Director

PIMCO	David C. Lown	Executive Vice President

PIMCO	Joseph McDevitt	Managing Director (London)

PIMCO	Andre J. Mallegol	Senior Vice President

PIMCO	Scott W. Martin	Vice President

PIMCO	Scott A. Mather	Managing Director (Munich)

PIMCO	Dean S. Meiling	Managing Director (Consulting)

PIMCO	Jonathan D. Moll	Executive Vice President

PIMCO	Mark E. Metsch	Vice President

PIMCO	Kristen S. Monson	Executive Vice President

PIMCO	James F. Muzzy	Managing Director

Name of Adviser	Name of Individual	Business and Other Connections

PIMCO	Douglas J. Ongaro	Senior Vice President

PIMCO	Thomas J. Otterbein	Executive Vice President (New York)

PIMCO	Kumar N. Palghat	Executive Vice President (Sydney)

PIMCO	Keith Perez	Senior Vice President

PIMCO	Mohan V. Phansalkar	Managing Director, Chief Legal Officer

PIMCO	Elizabeth M. Philipp	Executive Vice President

PIMCO	David J. Pittman	Senior Vice President

PIMCO	William F. Podlich	Managing Director (Consulting)

PIMCO	William C. Powers	Managing Director (EC)

PIMCO	Mark A. Romano	Senior Vice President

PIMCO	Scott L. Roney	Executive Vice President

PIMCO	Seth R. Ruthen	Executive Vice President (New York)

PIMCO	Jeffrey M. Sargent	Executive Vice President

PIMCO	Ernest L. Schmider	Managing Director

PIMCO	Leland T. Scholey	Senior Vice President

PIMCO	Stephen O. Schulist	Senior Vice President

PIMCO	Iwona E. Scibisz	Vice President

PIMCO	Denise C. Seliga	Executive Vice President

PIMCO	Kyle J. Theodore	Senior Vice President

PIMCO	William S. Thompson	Chief Executive Officer and Managing Director (EC)

PIMCO	Richard E. Tyson	Senior Vice President (Munich)

PIMCO	Peter A. Van de Zilver	Vice President

PIMCO	Richard M. Weil	Chief Operating Officer, Managing Director (EC)

PIMCO	George H. Wood	Executive Vice President

Name of Adviser	Name of Individual	Business and Other Connections

PIMCO	David Young	Senior Vice President (London)

PIMCO	Changhong Zhu	Executive Vice President

PIMCO	Marcellus M. Fisher	Senior Vice President

PIMCO	Sudesh N. Mariappa	Managing Director

PIMCO	Curtis A. Mewbourne	Executive Vice President

PIMCO	John Norris	Vice President (New York)

PIMCO	Bradley W. Paulson	Executive Vice President (Tokyo)

PIMCO	Paul W. Reisz	Vice President

PIMCO	Ivor E. Schucking	Executive Vice President (Munich)

PIMCO	Mark V. McCray	Executive Vice President

PIMCO	Lew W. Jacobs	Executive Vice President (Munich)

PIMCO	Susan L. Wilson	Executive Vice President

PIMCO	John Wilson	Executive Vice President

PIMCO	Bret W. Estep	Vice President

PIMCO	Daniel J. Ivascyn	Executive Vice President

PIMCO	Henrik P. Larsen	Vice President

PIMCO	Adam Borneleit	Senior Vice President

PIMCO	Craig A. Dawson	Senior Vice President

PIMCO	Joseph A. Fournier	Vice President (Singapore)

PIMCO	Gregory S. Grabar	Senior Vice President

PIMCO	John M. Miller	Senior Vice President

PIMCO	Gail Mitchell	Vice President

Name of Adviser	Name of Individual	Business and Other Connections

PIMCO	Terry Y. Nercessian	Vice President

PIMCO	Shigeki Okamura	Senior Vice President (Tokyo)

PIMCO	Ronald M. Reimer	Vice President

PIMCO	Yiannis Repoulis	Vice President

PIMCO	Carol E. Rodgerson	Vice President

PIMCO	Jason R. Rosiak	Senior Vice President

PIMCO	Timothy L. Shaler	Senior Vice President

PIMCO	Erica H. Sheehy	Vice President

PIMCO	Christine M. Telish	Vice President

PIMCO	Powell C. Thurston	Vice President

PIMCO	Cheng-Yuan Yu	Senior Vice President

PIMCO	Paul A. McCulley	Managing Director

PIMCO	John C. Maney	Chief Financial Officer

PIMCO	Vineer Bhansali	Executive Vice President

PIMCO	Emanuele Ravano	Executive Vice President (London)

PIMCO	W. Scott Simon	Managing Director

PIMCO	Makoto Takano	Executive Vice President (Tokyo)

PIMCO	Charles C. Wyman	Executive Vice President

PIMCO	W.H. Bruce Brittain	Senior Vice President

PIMCO	Stephen S. Goldman	Senior Vice President (London)

PIMCO	Peter L. Lindgren	Senior Vice President (London)

Name of Adviser	Name of Individual	Business and Other Connections

PIMCO	Tomoya Masanao	Executive Vice President (Tokyo)

PIMCO	Akinori Matsui	Senior Vice President (Tokyo)

PIMCO	James P. Meehan, Jr.	Senior Vice President

PIMCO	Mark Porterfield	Senior Vice President

PIMCO	Mark B.M. van Heel	Senior Vice President (London)

PIMCO	Nicolette Beyer	Vice President (London)

PIMCO	Erik C. Brown	Vice President

PIMCO	Kirsten J. Burton	Vice President

PIMCO	Suhail H. Dada	Senior Vice President

PIMCO	Birgitte Danielsen	Vice President (New York)

PIMCO	Jennifer E. Durham	Vice President

PIMCO	Edward L. Ellis	Vice President

PIMCO	Kristine L. Foss	Vice President

PIMCO	Julian Foxall	Vice President (Sydney)

PIMCO	Richard F. Fulford	Vice President (London)

PIMCO	Darius Gagne	Vice President

PIMCO	Robert J. Greer	Senior Vice President

PIMCO	Shailesh Gupta	Vice President

PIMCO	Kazunori Harumi	Senior Vice President (Tokyo)

PIMCO	Arthur J. Hastings	Vice President

PIMCO	James Hudson	Vice President (London)

PIMCO	James Johnstone	Vice President

Name of Adviser	Name of Individual	Business and Other Connections

PIMCO	Kenji Kawamura	Vice President (Tokyo)

PIMCO	Tetsuro Kondo	Vice President (Tokyo)

PIMCO	W.M. Reese Lackey	Vice President

PIMCO	Yanay Lehavi	Senior Vice President

PIMCO	Kendall P. Miller	Vice President

PIMCO	Scott Millimet	Senior Vice President

PIMCO	Masabumi Moriguchi	Vice President (Tokyo)

PIMCO	Gillian O’Connell	Vice President (London)

PIMCO	Ric Okun	Vice President

PIMCO	Evan T. Pan	Vice President (Tokyo)

PIMCO	Jennifer L. Prince	Vice President

PIMCO	Stephen Rodosky	Senior Vice President

PIMCO	William E. Sharp	Vice President

PIMCO	Scott M. Spalding	Vice President

PIMCO	Mihir P. Worah	Senior Vice President

PIMCO	Michael J. Willemsen	Vice President

Name of Adviser	Name of Individual	Business and Other Connections

PIMCO	Laura Ahto	Senior Vice President (London)

PIMCO	G. Steven Gleason	Senior Vice President

PIMCO	PeterPaul Pardi	Senior Vice President (London)

PIMCO	Bruce Pflug	Senior Vice President

PIMCO	James A. Ramsey	Senior Vice President

PIMCO	Joshua M. Anderson	Vice President

PIMCO	William Chipp	Vice President

PIMCO	John Cummings	Vice President

PIMCO	Gregory T. Gore	Vice President

PIMCO	Robert A. Fields	Vice President

PIMCO	Paul Harrison	Vice President (Sydney)

PIMCO	Lori Hsu	Vice President

PIMCO	Koji Ishida	Vice President (Tokyo)

PIMCO	Elissa Johnson	Vice President (London)

PIMCO	Kelly Johnson	Vice President

PIMCO	M. Theresa Vallarta-Jordal	Vice President

PIMCO	Benjamin Kelly	Vice President

PIMCO	Kevin Kuhner	Vice President

PIMCO	Robert Matsuhisa	Vice President

PIMCO	Sugako Mayuzumi	Vice President (Tokyo)

Name of Adviser	Name of Individual	Business and Other Connections

PIMCO	Alfred Murata	Vice President

PIMCO	Roger Nieves	Vice President

PIMCO	Richard Palmer	Vice President

PIMCO	Saumil Parikh	Vice President

PIMCO	Jeff Plein	Vice President (Tokyo)

PIMCO	Wendong Qu	Vice President

PIMCO	Danelle Reimer	Vice President

PIMCO	Melody Rollins	Vice President

PIMCO	Cathy T. Rowe	Vice President

PIMCO	Christina Stauffer	Vice President

PIMCO	Peter Strelow	Vice President

PIMCO	R. Wesley Burns	President, PIMCO Funds

PIMCO	Michael Amey	Senior Vice President (London)

PIMCO	David S. Andrews	Senior Vice President

PIMCO	Michael A. Gomez	Senior Vice President

PIMCO	James F. Moore	Senior Vice President

PIMCO	Devin Sellers	Senior Vice President (New York)

PIMCO	Michael A. Burns	Vice President

PIMCO	Amit Chopra	Vice President

PIMCO	Matthew Clark	Vice President

PIMCO	James R. Clarke	Vice President

PIMCO	Robert Corley	Vice President

PIMCO	Jonathan B. Cressy	Vice President

PIMCO	Nicola A. De Lorenzo	Vice President

PIMCO	Travis Dugan	Vice President

PIMCO	Jason J. England	Vice President

PIMCO	Richard F. Fulford	Vice President (London)

PIMCO	Linda J. Gould	Vice President

PIMCO	Andrew A Grijns	Vice President

PIMCO	Sachin Gupta	Vice President (Singapore)

PIMCO	Jeffrey Helsing	Vice President

PIMCO	J. Stephen King, Jr.	Vice President

PIMCO	Stephanie King	Vice President

PIMCO	John J. Loh	Vice President

PIMCO	Nick Maroutsos	Vice President (Sydney)

PIMCO	Murphy McCann	Vice President

PIMCO	Ramakrishnan Nambimadom	Vice President

PIMCO	Alfonso A. Portillo	Vice President

PIMCO	Donna Riley	Vice President

PIMCO	Toru Sejima	Vice President

PIMCO	James Shen	Vice President (Singapore)

PIMCO	Julie M. Shepherd	Vice President

PIMCO	Jennifer N. Spicijaric	Vice President

PIMCO	Bransby M. Whitton	Vice President

PIMCO	Dylan H. Windham	Vice President

PIMCO	Tamara Lynn Witham	Vice President (New York)

PIMCO	Shinichi Yamamoto	Vice President

PIMCO	Steven Nicholls	Senior Vice President (London)

PIMCO	Arthur Y.D. Ong	Senior Vice President

PIMCO	Peter I. Bentley	Vice President (London)

PIMCO	Stephen E. Reynolds	Vice President

PIMCO	Yoichi Takechi	Vice President (Tokyo)

PIMCO	Walter Yu	Vice President

PIMCO	Davida Milo	Senior Vice President

PIMCO	Peter Paul Pardi	Senior Vice President (London)

PIMCO	Charles A. Williams, III	Vice President

Name of Adviser	Name of Individual	Business and Other Connections

Capital Guardian Trust Company		Investment Advisor

Capital Guardian Trust Company	Andrew F. Barth	Director and President, Capital Guardian Trust Company; Director, The Capital Group Companies; Director, President and Research Director, Capital International Research, Inc. Formerly, Director, Capital Research and Management Company; and Director and President, Capital Guardian Research Company.

Capital Guardian Trust Company	Michael D. Beckman	Director and Senior Vice President, Capital Guardian Trust Company; Director, The Capital Group Companies, and Capital Guardian Trust Company of Nevada; Director and President, Capital International Asset Management, Inc.; Director, President and Treasurer, Capital International Financial Services, Inc.; Chief Financial Officer and Secretary, Capital International Asset Management (Canada), Inc.; Senior Vice President, Capital Group International, Inc. Formerly, Treasurer, Capital Guardian (Canada), Inc., Capital Guardian Research Company and Capital International Asset Management, Inc.

Capital Guardian Trust Company	Michael A. Burik	Senior Vice President and Senior Counsel, Capital Guardian Trust Company and Capital International, Inc.; and Vice President and Secretary, Capital International Financial Services, Inc.

Capital Guardian Trust Company	Elizabeth A. Burns	Senior Vice President, Capital Guardian Trust Company.

Capital Guardian Trust Company	Scott M. Duncan	Senior Vice President, Capital Guardian Trust Company. Formerly, Vice President, Capital Guardian Trust Company.

Capital Guardian Trust Company	John B. Emerson	Senior Vice President, Capital Guardian Trust Company; Director and President, Capital Guardian Trust Company, a Nevada Corporation. Formerly, Executive Vice President, Capital Guardian Trust Company, a Nevada Corporation.

Capital Guardian Trust Company	Michael R. Ericksen	Director and Senior Vice President, Capital Guardian Trust Company; Director and President, Capital International Limited. Formerly, Senior Vice President of Capital International Limited.

Capital Guardian Trust Company	Michael A. Felix	Senior Vice President and Treasurer, Capital Guardian Trust Company; Capital Guardian (Canada), Inc.; Director and Senior Vice President, Capital International, Inc. Formerly, Vice President, Capital Guardian Trust Company; Director, Capital International, Inc.

Name of Adviser	Name of Individual	Business and Other Connections

Capital Guardian Trust Company	David I. Fisher	Director and Chairman, Capital Guardian Trust Company; Director and Vice Chairman, Capital International, Inc. and Capital International Limited; Director and Chairman, Capital Group International, Inc.; Director and President, Capital International Limited (Bermuda); Director, The Capital Group Companies, Inc., Capital International Research, Inc., and Capital Group Research, Inc. Formerly, Director and Vice Chairman Capital International K.K.; and Director, Capital Research and Management Company

Capital Guardian Trust Company	Clive N. Gershon	Senior Vice President, Capital Guardian Trust Company.

Capital Guardian Trust Company	Frederick M. Hughes, Jr	Senior Vice President, Capital Guardian Trust Company.

Capital Guardian Trust Company	Mary M. Humphrey	Senior Vice President, Capital Guardian Trust Company.

Capital Guardian Trust Company	William H. Hurt	Senior Vice President, Capital Guardian Trust Company; Director and Chairman, Capital Guardian Trust Company, a Nevada Corporation and Capital Strategy Research, Inc. Formerly, Director, Capital Guardian Trust Company.

Capital Guardian Trust Company	Peter C. Kelly	Director, Senior Vice President and Senior Counsel, Capital Guardian Trust Company; Director, Senior Vice President, Senior Counsel and Secretary, Capital International, Inc.; Director Capital International Emerging Markets Fund; Secretary, Capital Group International, Inc.

Capital Guardian Trust Company	Charles A. King	Senior Vice President, Capital Guardian Trust Company.

Capital Guardian Trust Company	Lianne K. Koeberle	Senior Vice President, Capital Guardian Trust Company.

Capital Guardian Trust Company	Nancy J. Kyle	Director and Vice Chair, Capital Guardian Trust Company; Director and President, Capital Guardian (Canada), Inc.; Formerly, Senior Vice President, Capital Guardian Trust Company

Capital Guardian Trust Company	Karin L. Larson	Director, Capital Guardian Trust Company; Director, Chairperson, and President Capital Group Research, Inc., Director and Chairperson, Capital International Research, Inc. Formerly, Director and Chairperson, Capital Guardian Research Company; Director, The Capital Group Companies, Inc.,

Capital Guardian Trust Company	James R. Mulally	Director and Senior Vice President, Capital Guardian Trust Company; Senior Vice President, Capital International Limited.

Name of Adviser	Name of Individual	Business and Other Connections

Capital Guardian Trust Company	Shelby Notkin	Director and Senior Vice President, Capital Guardian Trust Company; Director, Capital Guardian Trust Company, a Nevada Corporation.

Capital Guardian Trust Company	Michael E. Nyeholt	Senior Vice President, Capital Guardian Trust Company.

Capital Guardian Trust Company	Mary M. O’Hern	Senior Vice President, Capital Guardian Trust Company, Capital International Limited; and Capital International, Inc.

Capital Guardian Trust Company	Jeffrey C. Paster	Senior Vice President, Capital Guardian Trust Company.

Capital Guardian Trust Company	Jason M. Pilalas	Director, Capital Guardian Trust Company; Senior Vice President, Capital International Research, Inc.

Capital Guardian Trust Company	Paula B. Pretlow	Senior Vice President, Capital Guardian Trust Company.

Capital Guardian Trust Company	George L. Romine, Jr.	Senior Vice President, Capital Guardian Trust Company

Capital Guardian Trust Company	Robert Ronus	Director and Vice Chairman, Capital Guardian Trust Company; Director and Chairman, Capital Guardian (Canada), Inc., Director and Non-Executive Chairman, The Capital Group Companies, Inc.; Director, Capital Group International, Inc.; Senior Vice President, Capital International, Inc., Capital International Limited and Capital International S.A.; Formerly, President, Capital Guardian Trust Company.

Capital Guardian Trust Company	Theodore R. Samuels	Director and Senior Vice President, Capital Guardian Trust Company; Director, Capital Guardian Trust Company, a Nevada Corporation.

Capital Guardian Trust Company	Lionel A. Sauvage	Director and Senior Vice President, Capital Guardian Trust Company; Senior Vice President, Capital International, Inc.; Director, Capital International Research, Inc.

Capital Guardian Trust Company	John H. Seiter	Director and Executive Vice President, Capital Guardian Trust Company; Director, The Capital Group Companies.

Capital Guardian Trust Company	Karen L. Sexton	Senior Vice President, Capital Guardian Trust Company. Formerly, Vice President, Capital Guardian Trust Company.

Capital Guardian Trust Company	Lawrence R. Solomon	Director and Vice President, Capital Guardian Trust Company; Senior Vice President, Capital International Research, Inc.; and Director, Capital Management Services, Inc.

Name of Adviser	Name of Individual	Business and Other Connections

Capital Guardian Trust Company	Eugene P. Stein	Director and Vice Chairman, Capital Guardian Trust Company; Director, The Capital Group Companies, Inc. Formerly, Executive Vice President, Capital Guardian Trust Company.

Capital Guardian Trust Company	Andrew P. Stenovec	Senior Vice President, Capital Guardian Trust Company.

Capital Guardian Trust Company	Jill A. Sumiyasu	Senior Vice President, Capital Guardian Trust Company. Formerly, Vice President, Capital Guardian Trust Company.

Capital Guardian Trust Company	Phillip A. Swan	Senior Vice President, Capital Guardian Trust Company.

Capital Guardian Trust Company	Shaw B. Wagener	Director, Capital Guardian Trust Company, The Capital Group Companies, Inc., and Capital International Management Company S.A.; Director and Chairman, Capital International, Inc.; Director and Senior Vice President, Capital Group International, Inc. Formerly, President of Capital International, Inc.

Capital Guardian Trust Company	Eugene M. Waldron	Senior Vice President, Capital Guardian Trust Company.

Capital Guardian Trust Company	Alan J. Wilson	Director and Vice President, Capital Guardian Trust Company; Director, Executive Vice President and Research Director – U.S., Capital International Research, Inc. Formerly, Senior Vice President, Capital International Research, Inc.

Name of Adviser	Name of Individual	Business and Other Connections

Janus Capital Management LLC		Investment Adviser

Janus Capital Management LLC	John H. Blyner	Senior Vice President, Chief Corporate Affairs Officer, and Secretary

Janus Capital Management LLC	Steven L. Scheid	Chief Executive Officer

Janus Capital Management LLC	Loren M. Starr	Senior Vice President and Chief Financial Officer

Janus Capital Management LLC	James P. Goff	Vice President and Director of Research

Janus Capital Management LLC	Lars Olof Soderberg	Executive Vice President and Managing Director of Institutional Services

Janus Capital Management LLC	Robin C. Beery	Senior Vice President and Chief Marketing Officer

Janus Capital Management LLC	Girard C. Miller	Executive Vice President and Chief Operating Officer

Janus Capital Management LLC	Kelley A. Howes	Senior Vice President and General Counsel

Janus Capital Management LLC	Gary D. Black	Chief Investment Officer and President

Janus Capital Management LLC	John Zimmerman	Senior Vice President of Institutional Services

Janus Capital Management LLC	Dominic Martello	Senior Vice President

Janus Capital Management LLC	Eric Gerth	Senior Vice President, Managing Director of Janus Global Adviser

Janus Capital Management LLC	Jane C. Ingalls	Senior Vice President of Corporate Communications

Name of Adviser	Name of Individual	Business and Other Connections

Morgan Stanley Investment Management Inc., doing business in certain instances under the name Van Kampen		Investment Adviser

Van Kampen	Mitchell M. Merin	President and Chief Operating Officer

Van Kampen	Ronald E. Robison	Managing Director and Chief Global Operations Officer

Van Kampen	Joseph J. McAlinden	Managing Director and Chief Investment Officer

Van Kampen	Rajesh K. Gupta	Managing Director and Chief Administrative Officer–Investments

Van Kampen	Barry Fink	General Counsel and Managing Director

Van Kampen	Alexander C. Frank	Managing Director and Treasurer

Van Kampen	Carsten Otto	Executive Director and U.S. Director of Compliance

Name of Adviser	Name of Individual	Business and Other Connections

Goldman Sachs Asset Management	Henry M. Paulson, Jr.	Chief Executive Officer and Chairman, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Lloyd C. Blankfein	President and Co-Chief Operating Officer, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Gary D. Cohn	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Christopher A. Cole	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	J. Michael Evans	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Richard A. Friedman	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Suzanne Nora Johnson	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Kevin W. Kennedy	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Peter S. Kraus	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Masanori Mochida	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Thomas K. Montag	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Gregory K. Palm	Counsel and Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Eric S. Schwartz	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	John S. Weinberg	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Peter A. Weinberg	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Jon Winkelried	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Richard J. Gnodde	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Scott B. Kapnick	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	John F.W. Rogers	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Alan M Cohen	Global Head of Compliance and Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Edward C. Forst	Managing Director

Goldman Sachs Asset Management	Robert S. Kaplan	Managing Director

Goldman Sachs Asset Management	Michael S. Sherwood	Managing Director

Goldman Sachs Asset Management	David M. Solomon	Managing Director

Goldman Sachs Asset Management	Esta Stecher	General Counsel and Managing Director

Goldman Sachs Asset Management	David A. Viniar	Managing Director

Goldman Sachs Asset Management	John S. Weinberg	Managing Director

Goldman Sachs Asset Management	Peter A. Weinberg	Managing Director

Goldman Sachs Asset Management	Jon Winkelried	Managing Director

Goldman Sachs Asset Management	Mario Draghi	Managing Director

Name of Adviser	Name of Individual	Business and Other Connections

NFJ Investment Group LP (NFJ)		Investment Advisor

NFJ	Ben J. Fischer	CFA-Managing Director, NFJ

NFJ	John L. Johnson	CFA-Managing Director, NFJ

NFJ	Chris Najork	CFA-Managing Director, NFJ

NFJ	Paul A. Magnuson	Managing Director, NFJ

NFJ	E. Clifton Hoover Jr.,	CFA-Managing Director, NFJ

NFJ	Jeffrey S. Partenheimer	CFA-Managing Director, NFJ

NFJ	Barbara R. Claussen	Managing Director, NFJ

Adviser and Governing Board of Directors	Name of Individual	Business and Other Connections

Salomon Brothers Asset Management		Investment Adviser

Salomon Brothers Asset Management	Peter J. Wilby	Member of the Board of Directors, Salomon Brothers Asset Management

Salomon Brothers Asset Management	Michael F. Rosenbaum	General Counsel, Citigroup Asset Management

Salomon Brothers Asset Management	Jeffrey S. Scott	Chief Compliance Officer

Salomon Brothers Asset Management	Evan L. Merberg	Member of the Board of Directors, Salomon Brothers Asset Management

Salomon Brothers Asset Management	Michael Even	Member of the Board of Directors, Salomon Brothers Asset Management

Lazard Asset Management LLC (“Lazard”)

Lazard	Ashish Bhutani	Chief Executive Officer.
Mr. Bhutani is Chief Executive Officer of Lazard Asset Management. He has been working in the industry since 1985. Prior to joining Lazard in 2003, he was a Co-Chief Executive Officer, North America, of Dresdner Kleinwort Wasserstein. He was a member of its Global Corporate and Markets Board, as well as its Global Executive Committee. Before 2001, he was a Deputy Chairman of Wasserstein, Perella Group and the Chief Executive Officer of Wasserstein Perella Securities (where he ran all its sales and trading activity). Prior to 1989, Mr. Bhutani worked as a Vice President in Salomon Brothers’ Fixed Income department. He holds an MBA in International Business and Finance from Pace University, and a BA in Psychology and an AA in Business from Concordia College.

Lazard	Charles Carroll	Deputy Chairman, Global Marketing.
Charles Carroll is a Deputy Chairman of Lazard Asset Management LLC, in charge of Global Marketing. Mr. Carroll joined Lazard in 1993. Previously Mr. Carroll was First Vice President and Consulting Services Director with Shearson Lehman Brothers and was instrumental in training Financial Consultants as well as managing institutional account relationships. Prior to that, he was Vice President and National Product Manager with Shearson Asset Management in New York City. He has been in the industry since 1987. Mr. Carroll attended the University of Utah.

Lazard	Andrew Lacey	Deputy Chairman, U.S. and Global Products.
Mr. Lacey is a Deputy Chairman of Lazard Asset Management for U.S. and Global products. He is also a portfolio manager on Lazard’s U.S. Equity, U.S. Mid Cap, U.S. Strategic, and U.S. Equity Select products. Prior to becoming a full-time member of Lazard’s equity team in 1996, Mr. Lacey worked part-time at Lazard from 1995-1996 while attaining his MBA from Columbia University. He also has a BA from Wesleyan University.

Lazard	John R. Reinsberg	Deputy Chairman, International and Global Products.
Mr. Reinsberg is a Deputy Chairman of Lazard Asset Management responsible for international and global products. He also oversees the day-to-day operations of Lazard’s international equity investment team. He began working in the investment field in 1981. Prior to joining Lazard in 1991, Mr. Reinsberg served as Executive Vice President of General Electric Investment Corporation and Trustee of the General Electric Pension Trust. His other past affiliations include Jardine Matheson (Hong Kong) and Hill & Knowlton, Inc. Mr. Reinsberg has a MBA from Columbia University and a BA from the University of Pennsylvania. He speaks German, French, and Spanish.

Lazard	Robert P. DeConcini	Chairman USA.
Mr. DeConcini is Chairman for the U.S. of Lazard Asset Management. He has been working in the investment field since 1982. Prior to joining Lazard in 1989, he was a vice president with M.D.S. Associates. Mr. DeConcini has a BA from Villanova University.

Lazard	Gabrielle Boyle	Senior Managing Director, Portfolio Manager.
Ms. Boyle is a Senior Managing Director of Lazard. She is a Portfolio Manager on Lazard’s International Equity team and a member of the London-based European Equity team. She joined Lazard in 1993 and has been working in the investment field since 1990. Previously Ms. Boyle worked with Royal Insurance Asset Management. She earned a BA (Hons) degree in Economics & History in 1989 and a M.A. in Economics in 1990, both from University College, Dublin. She is a member of the Institute of Investment Management and Research.

Lazard	Michael P. Charlton	Senior Managing Director.
Mr. Charlton is a Senior Managing Director of Lazard Asset Management and is responsible for Lazard’s Institutional Client Service/Marketing and Consultant Relations efforts. He has been working in the investment field since 1989. Prior to joining Lazard in 1991, Mr. Charlton was with Bankers Trust Company in their Global Fiduciary Services area. Mr. Charlton has a BA from Wesleyan University.

Lazard	Andreas Hüebner	Senior Managing Director.
Mr. Hüebner is a Senior Managing Director of Lazard Asset Management (Deutschland) GmbH in Frankfurt. Mr. Hüebner specializes in Marketing and Client Servicing. Prior to joining Lazard in 1999, Mr. Hüebner was a Managing Partner with Schröder Münchmeyer Hengst & Co. and DG Bank Frankfurt. Mr. Hüebner has 17 years of investment experience. He is fluent in both German and English and is a member of the International Bankers Forum (IBF) and of the Frankfurter Finanz-Forum (FFF).

Lazard	Jeffrey Kigner	Senior Managing Director.
Jeffrey Kigner is a Senior Managing Director of Lazard Asset Management and is primarily responsible for U.S Equity management and overseeing the day-to-day operations of the U.S. equity investment team. Prior to joining Lazard in 2001, he served as Chief Investment Officer and Co-Chairman of John A. Levin & Co. Mr. Kigner holds an MBA as well as an undergraduate degree in Economics and Finance from New York University, and has been working in the investment field since 1983.

Lazard	Robert Prugue	Senior Managing Director, Senior Executive.
Robert Prugue is a Senior Managing Director of Lazard, a senior executive of Australian operations for Lazard Asset Management Pacific Co. (Lazard), and a Director of Lazard Japan Asset Management (LJAM). He has been working in the investment field since 1987. Prior to joining Lazard in December 2002, he was a director and Head of Research for van Eyk Research. He has also worked for the National Association of Securities Dealers in Washington DC, AMP Society, and Axiom Funds Management. He has an M.A. from Exeter University and a B.A. from the University of Maryland. He speaks English, Spanish, French, Italian, and Portuguese.

Lazard	Michael S. Rome	Senior Managing Director.
Mr. Rome is a Senior Managing Director of Lazard Asset Management where he is responsible for the alternative investments business and Portfolio Manager of the Lazard Global Opportunities Funds. He is also a Member of the Board of Lazard Alternative Strategies Fund, LLC and President and Director of Lazard Diversified Strategies Fund PLC. He has been in the investment industry since 1981. During his tenure at Lazard, Michael Rome was responsible for the day-to-day oversight of Lazard’s U.S. Equities from 1991-1999. Prior to joining the Firm in 1991, he served as Senior Vice President with Mark Partners, a long/short U.S. hedge fund. Prior to that, Mr. Rome was research liaison at Goldman, Sachs & Co. where his clients represented a broad range of investors. He holds a BA from the University of Rochester and an MBA from Cornell University.

Lazard	Bill Smith	Senior Managing Director, CEO of Lazard Asset Management, Ltd.
Mr. Smith is a Senior Managing Director and the Chief Executive Officer of Lazard Asset Management, Limited in London. He has been working in the investment field since 1977. Prior to joining Lazard in 2002, Mr. Smith served as a Managing Director of ABN AMRO. Previously, he had been associated with Barclays Bank, Prudential Bache, and Standard Life. He has a BSc from Heriot Watt University, Edinburgh.

Lazard	Michael A. Bennett	Managing Director, Portfolio Manager.
Mr. Bennett is a Managing Director of Lazard Asset Management and a portfolio manager for the International Equity, International Equity Select, European Equity Select, and Global Equity teams. He began working in the investment field in 1987. Prior to joining the firm in 1992, Mr. Bennett served as an international equity analyst with General Electric Investment Corporation. Previously he was with Keith Lippert Associates and Arthur Andersen & Company. He is a CPA, has an MBA from the University of Chicago’s Graduate School of Business and a BS from New York University.

Lazard	Christopher Blake	Managing Director, Portfolio Manager/Analyst.
Mr. Blake is a Managing Director of Lazard Asset Management LLC. He is a Portfolio Manager/Analyst for the Lazard Mid Cap and Strategic Equity portfolios. He joined the firm in 1995 and has a BSBA in Finance from the University of Denver.

Lazard	Nick Bratt	Managing Director, Portfolio Manager.
Mr. Bratt is a Managing Director of Lazard Asset Management and a Portfolio Manager for the Global Thematic Equity product. He began working in the investment field in 1973. Prior to joining Lazard in 2003, Mr. Bratt served in various capacities at Scudder/Deutsche Asset Management, including Head of International Portfolio Management, Head of the Global Equity Group, and Global Chief Investment Officer. His last position at Scudder/Deutsche Asset Management was Director of Global Products. Mr. Bratt attended Columbia University on a Fulbright scholarship, and holds a BA in Politics & Philosophy and Economics from St. John’s College of Oxford University. He is Director of the Korea Society, and an Advisory Director of Maison Francaise. He is fluent in French and reads German.

Lazard	Charles Burgdorf	Managing Director.
Mr. Burgdorf is a Managing Director of Lazard Asset Management and is primarily responsible for the Third Party Distribution Group. Mr. Burgdorf began working in the investment field in 1988. Prior to joining Lazard in January of 1997, Mr. Burgdorf was affiliated with Fred Alger Management, Inc. and Bull & Bear Group, Inc. He has a B.S. in Business Administration and Finance from the University of South Carolina.

Lazard	David Cleary, CFA	Managing Director.
Mr. Cleary is a Managing Director of Lazard, and is currently responsible for the management of the firm’s Private Client Group. Before joining that group, Mr. Cleary spent nine years as a fixed income portfolio manager for the firm. Prior to joining Lazard in 1994, Mr. Cleary was affiliated with Union Bank of Switzerland as a portfolio manager, and IBJ Schroder Bank & Trust as an assistant treasurer. He has a B.S. from Cornell University. Mr. Cleary began working in the investment field in 1987.

Lazard	Melissa Cook, CFA	Managing Director, Equity Research.
Ms. Cook manages the global research platform that supports Lazard’s worldwide equity products in her role as Director of Research. Ms. Cook has been working in the investment field since 1986. Prior to joining Lazard in 2002, she was a Managing Director and Associate Director of Research at Prudential Securities. Before moving into her management role, Ms. Cook spent seven years as a Senior Equity Analyst covering broadcasting, cable, entertainment, and publishing industries at Prudential. Previous to joining Prudential in 1991, Ms. Cook worked as an equity analyst at Barclays de Zoete Wedd and Drexel Burnham Lambert. She received a MBA from the Stern School of Business at New York University and a BA from Dartmouth College.

Lazard	Kun Deng, CFA	Managing Director, Portfolio Manager.
Mr. Deng is a Managing Director of Lazard Asset Management LLC and a Portfolio Manager. He began working in the investment field in 1994. Prior to joining Lazard in 1997, he was a senior analyst at Newgate Investment Management. His other past affiliations include adjunct faculty at Hofstra University and China’s Ministry of Finance. Mr. Deng received an MIA from Columbia University and an MA from Beijing University. He has also completed his Ph.D. coursework at New York University. Mr. Deng speaks Chinese and French.

Lazard	Gabriella Dixon, CFA	Managing Director, Research Analyst.
Ms. Dixon is a Managing Director of Lazard Asset Management LLC, and a Research Analyst on the Financials equity sector team. She began her investment experience upon joining the firm in 1990, and has held several positions at Lazard. She received a BA with Honors from Wesleyan University. Ms. Dixon is fluent in French and Italian.

Lazard	James Donald, CFA	Managing Director, Portfolio Manager/Analyst.
Mr. Donald is a Managing Director of Lazard Asset Management LLC. In addition to his duties as a Portfolio Manager/Analyst he also serves as Head of the Emerging Markets Group. Prior to joining the firm in 1996, Mr. Donald worked at Mercury Asset Management, which he joined in 1985. At Mercury Asset Management he was on the emerging markets team between 1992 and 1996 and worked on the international equity team between 1985 and 1992. Mr. Donald received a HBA from University of Western Ontario. He is fluent in French and Spanish.

Lazard	Peter C. Hunsberger	Managing Director, Research Analyst.
Mr. Hunsberger is a Managing Director of Lazard Asset Management LLC and a research analyst on the Global Equity Research Platform (energy sector). Mr. Hunsberger began working in the investment field in 1978. Prior to joining Lazard in 1991, he served as Director of Research at John S. Herold, Inc. Previously, he was associated with Hunt Oil Company as a senior geologist. Mr. Hunsberger received a MBA from Houston Baptist University and a BA from Middlebury College.

Lazard	Carmine Lizza	Managing Director, Chief Information Officer.
Mr. Lizza is a Managing Director and Chief Information of Officer of Lazard Asset Management. He began working in the investment field in 1986. Prior to joining Lazard in 1999, he was a Managing Director at Bankers Trust, and formerly held senior positions at Alliance Capital and Bankers Trust. Earlier in his career he worked at Lear Siegler Avionics. Mr. Lizza has a MBA from Columbia University and a Bachelors of Engineering in Electrical Engineering and Computer Science from Stevens Institute of Technology.

Lazard	Gerald Mazzari	Managing Director and Chief Operating Officer.
Mr. Mazzari is a Managing Director and Chief Operating Officer of Lazard Asset Management. He began working in the investment field in 1978. Prior to joining Lazard in 1996, he was an Executive Vice President for Smith New Court, Inc. and a Chief Financial Officer with Carl Marks & Co. Previously, Mr. Mazzari was an Audit Partner at Oppenheim, Appel, Dixon & Co. He has an MBAfrom Adelphi University and a BS in biology from Syracuse University.

Lazard	Efrem Meretab	Managing Director, Research Analyst.
Mr. Meretab is a Managing Director of Lazard Asset Management LLC and a Research Analyst. He began his investment experience upon joining the firm in 1994. Prior to joining Lazard, Mr. Meretab was affiliated with AT&T Bell Laboratories, and associated with Conoco Inc. as a senior research geo-physicist. Mr. Meretab received a Ph.D. from the University of Illinois and a BS from Haverford College. He is fluent in Tigringa and Amharic.

Lazard	Nathan Paul	Managing Director, General Counsel.
Mr. Paul is a Managing Director of Lazard Asset Management, and serves as the Firm’s General Counsel. He began working in the investment field when he joined Lazard, in 2000. Previously, Mr. Paul had worked as an associate with the firm of Schulte Roth & Zabel LLP. Mr. Paul graduated from Cardozo Law School as a Juris Doctor. He is a member of the New York and New Jersey state bar associations, and speaks Hebrew.

Lazard	Michael Powers	Managing Director, Portfolio Manager.
Mr. Powers is a Managing Director of Lazard Asset Management LLC and a member of the International Equity, International Equity Select, and European Equity Select teams. He began working in the investment field in 1990. Previous to joining the firm in 1990, he was a vice president for Chemco Technologies. He received an MBA from Long Island University and a BA from Brown University.

Lazard	John Reese	Managing Director.
Mr. Reese is a Limited Managing Director of Lazard Asset Management and is primarily responsible for private clients investment management. Prior to joining Lazard, Mr. Reese worked for Wood, Struthers & Winthrop where he served in the Management Corporation, as the President, the Director, and the CEO. Mr. Reese is a member of the New York Society of Security Analysts. He received a MBA from the Wharton School of Finance at the University of Pennsylvania and a BA from the University of Pennsylvania. He began working in the investment field in 1968.

Lazard	Robert Rowland	Managing Director.
Mr. Rowland joined Lazard Asset Management Limited in December 2003, and is responsible for managing Lazard’s European Explorer hedge funds. Robert previously served as a Partner of Soros Funds Limited where he managed European Equities for the Quantum Endowment Fund. In a prior position, he worked for Odey Asset Management as a Fund Manager for the Grosvenor Fund. Robert began working in the investment industry in 1988 and is based in London.

Lazard	Ulrich Schweiger	Managing Director, Portfolio Manager
Mr. Schweiger is a Managing Director of Lazard Asset Management GmbH in Frankfurt and a portfolio manager. He began working in the investment field in 1984. Prior to joining Lazard, Mr. Schweiger was affiliated with Schröder Münchmeyer Hengst Investment, Société Générale and Dresdner Bank. He has a degree in Business Administration from the Westfaelische-Wilhelms-Universitaet in Muenster, Germany. He is a member of the Deutsche Vereinigung fuer Finanzanalyse (DVFA). Mr. Schweiger is a native German speaker, and he is also fluent in French and English.

Lazard	Darrin Sokol	Managing Director, Trader.
Mr. Sokol is co-Director of the Equity Trading group. Prior to joining Lazard Asset Management in New York in 2001, Mr. Sokol was a Partner and Senior Equities Trader at Omega Advisors Inc. He began working in the investment field in 1991. Mr. Sokol has both his Series 7 and 3 certifications.

Lazard	Ronald Temple, CFA	Managing Director, Research Analyst.
Mr. Temple is a Managing Director of Lazard Asset Management LLC and a research analyst on the Global Equity Research Platform (financials sector). He began working in the investment field in 1991. Prior to joining Lazard in 2001, Mr. Temple held positions with Deutsche Asset Management and Deutsche Bank Americas in New York, Deutsche Bank Asia/Pacific in Singapore, Deutsche Morgan Grenfell in London, Bank of America NT & SA in San Francisco and Fleet Financial Group in Boston. Mr. Temple received a MPP from Harvard University and a BA in Economics & Public Policy from Duke University.

Lazard	Richard Tutino, CFA	Managing Director, Portfolio Manager.
Mr. Tutino is a Managing Director at Lazard Asset Management LLC and a Portfolio Manager focusing on U.S. equity products; he is also a member of the U.S. Balanced team. He has been working in the investment field since 1986. Prior to joining the firm in 1997, Mr. Tutino was associated with Thorsell, Parker Partners and Dreman Value Management. His other past affiliations include Fahnestock Asset Management and EF Hutton and Company, Inc. Mr. Tutino has a BS in finance from New York University. He is a member of the New York Society of Security Analysts.

Lazard	Markus van de Weyer	Managing Director, Portfolio Manager.
Mr. Van de Weyer is a Managing Director and Portfolio Manager with Lazard Asset Management GmbH in Frankfurt, and has been working in the investment field since 1992. Prior to joining Lazard in 1999, he was a portfolio manager/analyst with Metzler Investment, Commerz International Capital Management and affiliated with Institut für Kredit- und Finanzwirtschaft. He is a native German, a graduate of Ruhr-Universität Bochum and a member of the Deutsche Vereinigung fuer Finanzanalyse (DVFA) in Germany. He is a native German and fluent in English.

Lazard	Tony Willis	Managing Director, Portfolio Manager/Analyst.
Tony Willis is a Managing Director of Lazard Asset Management Limited, in London and is a Portfolio Manager/Analyst on Lazard’s European equities teams. He joined the firm in July 1999 and has been working in the investment field since 1982. Previous affiliations include BZW where he became head of pan-European Research in May 1997, and oversaw the integration of that business into CSFB. He left CSFB in January 1999. Prior to that Mr. Willis worked in a number of stockbrokers’ research departments over a period of 13 years. Mr. Willis gained a degree in Philosophy, Politics and Economics from Oxford in 1982.

Lazard	Alexander E. Zagoreos	Managing Director.
Mr. Zagoreos is a Managing Director of Lazard Asset Management whose primary area of responsibility is emerging-market closed-end investment companies. He began working in the investment field in 1964. Prior to joining Lazard in 1977, he served as a Vice President, International, for Reynolds and Company. Previously he was a Vice President and an oil analyst with Model, Roland and Company, as well as an economic analyst for Esso International. He has a Master of International Affairs and a MBA from Columbia University and a BA from Columbia College.

Advisor and Governing	Name of
Board of Directors	Individual	Business and Other Connections

Mercury Advisors		Investment Advisor

Mercury Advisors	Robert C. Doll, Jr.	President & Director
President of MLIM and member of the Executive Management Committee of ML & Co., Inc. since 2001; Global Chief Investment Officer and Senior Portfolio Manager of MLIM since 1999; Chief Investment Officer of Equities at Oppenheimer Funds, Inc. from 1990 to 1999 and Chief Investment Officer thereof from 1998 to 1999; Executive Vice President of Oppenheimer Funds, Inc. from 1991 to 1999.

Mercury Advisors	Donald C. Burke	Vice President & Treasurer
First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999 and Director since 2004; Vice President of FAMD since 1999; Vice President of MLIM and FAM from 1990 to 1997; Director of MLIM Taxation since 1990.

Mercury Advisors	Jeffrey Hiller	Chief Compliance Officer
Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief Compliance Officer of MLIM since 2004; Global Director of Compliance at Morgan Stanley Investment Management from 2002 to 2004; Managing Director and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential Financial from 1995 to 2000.

Mercury Advisors	Alice A. Pellegrino	Secretary Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to 2002; Attorney with MLIM since 1997.

     AIM Capital Management, Inc. (“AIM Capital”) is an indirect wholly owned subsidiary of AIM Management Group Inc. (“AIM”), a holding company that has been engaged in the financial services business since 1976. The address of AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM Capital was organized in 1986, and, together with its subsidiaries, advises or manages over 200 investment portfolios encompassing a broad range of investment objectives. AIM is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4 YR, United Kingdom. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region.

     The list required by this item 26 of officers and directors of AIM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is hereby incorporated by reference to Schedules A and D of Form ADV filed by AIM pursuant to the Advisers Act (SEC File No. 801-15211).

Adviser and Governing
Board of Directors	Name of Individual	Business and Other Connections

MFS Investment Management (“MFS”)		Investment Advisor

MFS	Robert C. Pozen	Chairman

MFS	Robert J. Manning	Director; Chief Executive Officer; Chief Investment Officer and President

MFS	Martin E. Beaulieu	Director; Executive Vice President and Director of Global Distribution

MFS	C. James Prieur	Director

MFS	Donald A. Stewart	Director

MFS	William W. Stinson	Director

MFS	James C. Baillie	Director

MFS	Robin A. Stelmach	Executive Vice President and Chief Operating Officer

MFS	Michael W. Roberge	Senior Vice President, Chief Fixed Income Officer and Director of Fixed Income Research

MFS	Thomas B. Hastings	Senior Vice President and Treasurer

MFS	Joseph E. Lynch	Assistant Treasurer

MFS	Ronald W. Osborne	Director

MFS	William K. O’Brien	Director

MFS	Maria F. Dwyer	Executive Vice President and Chief Regulatory Officer

MFS	Jeffrey N. Carp	Senior Vice President, General Counsel and Secretary

MFS	Paul T. Kirwan	Senior Vice President and Chief Financial Officer

MFS	Michael H. Whitaker	Senior Vice President and Chief Compliance Officer

MFS	Mitchell C. Freestone	Assistant Secretary

MFS	Brian T. Hourihan	Assistant Secretary

MFS	David A. Antonelli	Senior Vice President and Chief Equity Officer

	Name	Business and Other Connections

Oppenheimer Funds, Inc. (“Oppenheimer”)		Investment Advisor

Oppenheimer	Timothy L. Abbuhl	Assistant Vice President

Oppenheimer	Robert Agan	Vice President

Oppenheimer	Erik Anderson	Assistant Vice President

Oppenheimer	Janette Aprilante	Vice President and Secretary

Oppenheimer	Hany S. Ayad	Assistant Vice President

Oppenheimer	Robert Baker	Senior Vice President

Oppenheimer	John Michael Banta	Assistant Vice President

Oppenheimer	Kevin Baum	Vice President

Oppenheimer	Connie Bechtolt	Assistant Vice President

Oppenheimer	Lalit Behal	Assistant Vice President

Oppenheimer	Kathleen Beichert	Vice President

Oppenheimer	Erik S. Berg	Assistant Vice President

Oppenheimer	Rajeev Bhaman	Vice President

Oppenheimer	Mark Binning	Assistant Vice President

Oppenheimer	Robert J. Bishop	Vice President

Oppenheimer	John R. Blomfield	Vice President

Oppenheimer	Chad Boll	Assistant Vice President

Oppenheimer	Lowell Scott Brooks	Vice President

Oppenheimer	Richard Buckmaster	Vice President

Oppenheimer	Mark Burns	Assistant Vice President

	Name	Business and Other Connections

Oppenheimer	Peter V. Cocuzza	Vice President

Oppenheimer	John Damian	Vice President

Oppenheimer	John M. Davis	Assistant Vice President

Oppenheimer	Craig P. Dinsell	Executive Vice President

Oppenheimer	Randall C. Dishmon	Assistant Vice President

Oppenheimer	Rebecca K. Dolan	Vice President

Oppenheimer	Steven D. Dombrower	Vice President

Oppenheimer	Bruce C. Dunbar	Senior Vice President

Oppenheimer	Richard Edmiston	Assistant Vice President

Oppenheimer	Daniel R. Engstrom	Assistant Vice President

Oppenheimer	James Robert Erven	Assistant Vice President

Oppenheimer	George R. Evans	Vice President

Oppenheimer	Edward N. Everett	Vice President

Oppenheimer	Scott T. Farrar	Vice President

Oppenheimer	Ronald H. Fielding	Senior Vice President

Oppenheimer	David Foxhoven	Assistant Vice President

Oppenheimer	Colleen M. Franca	Assistant Vice President

Oppenheimer	Dan Gagliardo	Assistant Vice President

Oppenheimer	Subrata Ghose	Assistant Vice President

Oppenheimer	Charles W. Gilbert	Assistant Vice President

Oppenheimer	Alan C. Gilston	Vice President

Oppenheimer	Jill E. Glazerman	Vice President

Oppenheimer	Bejamin J. Gord	Vice President

	Name	Business and Other Connections

Oppenheimer	Laura Granger	Vice President

Oppenheimer	Robert Grill	Senior Vice President

Oppenheimer	Robert Haley	Assistant Vice President

Oppenheimer	Marilyn Hall	Vice President

Oppenheimer	Kelly Haney	Assistant Vice President

Oppenheimer	Thomas B. Hayes	Vice President

Oppenheimer	Dorothy F. Hirshman	Vice President

Oppenheimer	Scott T. Huebl	Vice President

Oppenheimer	Margaret Hui	Assistant Vice President

Oppenheimer	John Huttlin	Vice President

Oppenheimer	James G. Hyland	Assistant Vice President

Oppenheimer	Steve P. Ilnitzki	Senior Vice President

Oppenheimer	Kathleen T. Ives	Vice President and Assistant Secretary

Oppenheimer	William Jaume	Vice President

Oppenheimer	Frank V. Jennings	Vice President

Oppenheimer	John Jennings	Vice President

Oppenheimer	John Michael Johnson	Assistant Vice President

Oppenheimer	Jennifer E. Kane	Assistant Vice President

Oppenheimer	Lynn O. Keeshan	Senior Vice President

Oppenheimer	Thomas W. Keffer	Senior Vice President

Oppenheimer	Michael Keogh	Vice President

	Name	Business and Other Connections

Oppenheimer	Dimitrios Kourkoulakos	Vice President

Oppenheimer	Guy E. Leaf	Vice President

Oppenheimer	Christopher M. Leavy	Senior Vice President

Oppenheimer	Laura Leitzinger	Vice President

Oppenheimer	Michael S. Levine	Vice President

Oppenheimer	Gang Li	Vice President

Oppenheimer	Shanquan Li	Vice President

Oppenheimer	Mitchell J. Lindauer	Vice President

Oppenheimer	Bill Linden	Assistant Vice President

Oppenheimer	Malissa B. Lischin	Assistant Vice President

Oppenheimer	David P. Lolli	Assistant Vice President

Oppenheimer	Patricia Lovett	Vice President

Oppenheimer	Steve Macchia	Vice President

Oppenheimer	Angelo G. Manioudakis	Senior Vice President

Oppenheimer	Charles L. McKenzie	Senior Vice President

Oppenheimer	Andrew J. Mika	Senior Vice President

Oppenheimer	Nikolaos D. Monoyios	Vice President

	Name	Business and Other Connections

Oppenheimer	Charles Moon	Vice President

Oppenheimer	John Murphy	Chairman, President, Chief Executive Officer & Director

Oppenheimer	Thomas J. Murray	Vice President

Oppenheimer	Kenneth Nadler	Vice President

Oppenheimer	Richard Nichols	Vice President

Oppenheimer	David P. Pellegrino	Vice President

Oppenheimer	Allison C. Pells	Assistant Vice President

Oppenheimer	James F. Phillips	Vice President

Oppenheimer	Raghaw Prasad	Assistant Vice President

Oppenheimer	Jane C. Putnam	Vice President

Oppenheimer	Michael E. Quinn	Vice President

Oppenheimer	Julie S. Radtke	Vice President

Oppenheimer	Brian N. Reid	Assistant Vice President

Oppenheimer	Kristina Richardson	Assistant Vice President

Oppenheimer	David Robertson	Senior Vice President

Oppenheimer	Antoinette Rodriguez	Assistant Vice President

Oppenheimer	Jeffrey S. Rosen	Vice President

Oppenheimer	James H. Ruff	Executive Vice President

Oppenheimer	Andrew Ruotolo	Executive Vice President and Director

Oppenheimer	Rohit Sah	Vice President

Oppenheimer	Valerie Sanders	Vice President

Oppenheimer	Ellen P. Schoenfeld	Vice President

Oppenheimer	Scott A. Schwegel	Assistant Vice President

Oppenheimer	Allan P. Sedmak	Assistant Vice President

Oppenheimer	Jennifer L. Sexton	Vice President

Oppenheimer	Nava Sharma	Vice President

Oppenheimer	Bonnie Sherman	Assistant Vice President

	Name	Business and Other Connections

Oppenheimer	David C. Sitgreaves	Assistant Vice President

Oppenheimer	Edward James Sivigny	Assistant Vice President

Oppenheimer	Enrique H. Smith	Assistant Vice President

Oppenheimer	Keith J. Spencer	Senior Vice President

Oppenheimer	Marco Antonio Spinar	Assistant Vice President

Oppenheimer	Arthur P. Steinmetz	Senior Vice President

Oppenheimer	John P. Stoma	Senior Vice President

Oppenheimer	Michael Stricker	Vice President

Oppenheimer	Deborah A. Sullivan	Assistant Vice President

Oppenheimer	Susan B. Switzer	Vice President

Oppenheimer	Paul Temple	Vice President

Oppenheimer	Eamon Tubridy	Assistant Vice President

Oppenheimer	Cameron Ullyat	Assistant Vice President

Oppenheimer	Mark S. Vandehey	Vice President

Oppenheimer	Maureen Van Norstrand	Vice President

Oppenheimer	Vincent Vermette	Assistant Vice President

Oppenheimer	Teresa M. Ward	Vice President

Oppenheimer	Jerry A. Webman	Senior Vice President

Oppenheimer	Barry D. Weiss	Vice President

Oppenheimer	Melissa Lynn Weiss	Vice President

Oppenheimer	Christine Wells	Vice President

Oppenheimer	Joseph J. Welsh	Vice President

Oppenheimer	Diederick Wermolder	Senior Vice President

Oppenheimer	Catherine M. White	Assistant Vice President

Oppenheimer	William L. Wilby	Senior Vice President

	Name	Business and Other Connections

Oppenheimer	Donna M. Winn	Senior Vice President

Oppenheimer	Brian W. Wixted	Senior Vice President and Treasurer

Oppenheimer	Carol Wolf	Senior Vice President

Oppenheimer	Kurt Wolfgruber	Executive Vice President, Chief Investment Officer and Director

Oppenheimer	Caleb C. Wong	Vice President

Oppenheimer	Edward C. Yoensky	Assistant Vice President

Oppenheimer	Robert G. Zack	Executive Vice President and General Counsel

Oppenheimer	Neal A. Zamore	Vice President

Oppenheimer	Mark D. Zavanelli	Vice President

Oppenheimer	Alex Zhou	Assistant Vice President

Oppenheimer	Arthur J. Zimmer	Senior Vice President

Oppenheimer	Joanne Bardell	Assistant Vice President

Oppenheimer	Jeff Baumgartner	Assistant Vice President

Oppenheimer	Gerald Bellamy	Assistant Vice President

Oppenheimer	Craig Billings	Assistant Vice President

Oppenheimer	Paul Burke	Assistant Vice President

Oppenheimer	Debra Casey	Assistant Vice President

Oppenheimer	Laura Coulston	Assistant Vice President

Oppenheimer	Thomas Doyle	Assistant Vice President

Oppenheimer	Kathy Faber	Assistant Vice President

Oppenheimer	David Falicia	Assistant Vice President

Oppenheimer	Emmanuel Ferreira	Vice President

Oppenheimer	Brian Finley	Assistant Vice President

Oppenheimer	John Forrest	Senior Vice President

Oppenheimer	Dominic Freud	Vice President

Oppenheimer	Steve Hauenstein	Assistant Vice President

Oppenheimer	Dennis Hess	Assistant Vice President

	Name	Business and Other Connections

Oppenheimer	Daniel Hoelscher	Assistant Vice President

Oppenheimer	Edward Hrybenko	Vice President

Oppenheimer	Brian Kramer	Assistant Vice President

Oppenheimer	Tracey Lange	Vice President

Oppenheimer	John Latino	Assistant Vice President

Oppenheimer	Jerry Mandzij	Assistant Vice President

Oppenheimer	LuAnn Mascia	Vice President

Oppenheimer	Elizabeth McCormack	Assistant Vice President

Oppenheimer	Joseph McCovern	Assistant Vice President

Oppenheimer	Christina Nasta	Vice President

Oppenheimer	William Norman	Assistant Vice President

Oppenheimer	Brian Peterson	Assistant Vice President

Oppenheimer	Gary Pilc	Assistant Vice President

Oppenheimer	Marc Reinganum	Vice President

Oppenheimer	Claire Ring	Assistant Vice President

Oppenheimer	Stacy Roode	Vice President

Oppenheimer	Karen Sandler	Assistant Vice President

Oppenheimer	Rudi Schadt	Assistant Vice President

Oppenheimer	Maria Schulte	Assistant Vice President

Oppenheimer	Michael Sussman	Vice President

Oppenheimer	Martin Telles	Senior Vice President

Oppenheimer	Vincent Toner	Assistant Vice President

Oppenheimer	Keith Tucker	Assistant Vice President

Oppenheimer	Philip Witkower	Senior Vice President

Oppenheimer	Lucy Zachman	Assistant Vice President

Oppenheimer	Antulio N. Bomfim	Vice President

Oppenheimer	Michelle Borre Massick	Vice President

Oppenheimer	John Boydell	Assistant Vice President

Oppenheimer	Micheal Bromberg	Assistant Vice President

Oppenheimer	Joan Brunelle	Vice President

	Name	Business and Other Connections

Oppenheimer	Geoffrey Caan	Vice President

Oppenheimer	Catherine Carroll	Assistant Vice President

Oppenheimer	Brett Clark	Assistant Vice President

Oppenheimer	Susan Cornwall	Vice President

Oppenheimer	George Curry	Vice President

Oppenheimer	J. Hayes Foster	Vice President

Oppenheimer	Hazem Gamal	Assistant Vice President

Oppenheimer	Bridget Ireland	Vice President

Oppenheimer	Charles Kandalis	Assistant Vice President

Oppenheimer	Lisa Lamentino	Vice President

Oppenheimer	Kristina Lawrence	Assistant Vice President

Oppenheimer	Randy Legg	Assistant Vice President

Oppenheimer	Dongyan Ma	Assistant Vice President

Oppenheimer	Susan Mattisinko	Vice President

Oppenheimer	John O’Hare	Vice President

Oppenheimer	Lerae A. Palumbo	Vice President

Oppenheimer	David Pfeffer	Senior Vice President and Chief Financial Officer

Oppenheimer	Jill Reiter	Assistant Vice President

Oppenheimer	Stacy Roth	Vice President

Oppenheimer	Kim Russomanno	Assistant Vice President

Oppenheimer	Jennifer Stevens	Assistant Vice President

Oppenheimer	Jeaneen Terrio	Assistant Vice President

Oppenheimer	Lisa Walsh	Assistant Vice President

Oppenheimer	Patricia Walters	Assistant Vice President

Oppenheimer	Annabel Whiting	Assistant Vice President

Oppenheimer	Arthur J. Zimmer	Senior Vice President

Oppenheimer	Michael Amato	Assistant Vice President

Oppenheimer	Tracey Beck Apostolopoulos	Assistant Vice President

Oppenheimer	Lizbeth Aaron-DiGiovanni	Vice President

Oppenheimer	Lisa I. Bloomberg	Vice President

Oppenheimer	Veronika Boesch	Assistant Vice President

Oppenheimer	John Bonnell	Vice President

Oppenheimer	Lisa Chaffee	Assistant Vice President

Oppenheimer	Charles Chibnik	Assistant Vice President

Oppenheimer	Brian Dvorak	Assistant Vice President

Oppenheimer	Thomas Farrell	Assistant Vice President

Oppenheimer	Bradley G. Finkle	Vice President

Oppenheimer	Jordan Foster	Vice President

Oppenheimer	Seth Gelman	Vice President

Oppenheimer	Phillip S. Gillespie	Senior Vice President

Oppenheimer	Joseph Higgins	Vice President

Oppenheimer	Corry E. Hyer	Assistant Vice President

Oppenheimer	Martin S. Korn	Senior Vice President

Oppenheimer	Paul Kunz	Assistant Vice President

Oppenheimer	John W. Land	Assistant Vice President

Oppenheimer	Gayle Leavitt	Assistant Vice President

Oppenheimer	Daniel Lifshey	Assistant Vice President

Oppenheimer	Christie J. Loftus	Vice President

Oppenheimer	Mark H. Madden	Vice President

Oppenheimer	Kathleen Mandzij	Assistant Vice President

Oppenheimer	Lucienne Mercogliano	Assistant Vice President

Oppenheimer	Wayne Miao	Assistant Vice President

Oppenheimer	Jesper Nergaard	Assistant Vice President

Oppenheimer	Matthew O’Donnell	Assistant Vice President

Oppenheimer	Robert Pemble	Assistant Vice President

Oppenheimer	Lori L. Penna	Assistant Vice President

Oppenheimer	Marmeline Petion-Midy	Assistant Vice President

Oppenheimer	Scott Phillips	Vice President

Oppenheimer	Jason Pizzorusso	Assistant Vice President

Oppenheimer	David Poiesz	Senior Vice President

Oppenheimer	Jeffrey Portnoy	Assistant Vice President

Oppenheimer	David Preuss	Assistant Vice President

Oppenheimer	Timothy Ryan	Vice President

Oppenheimer	Mary Sullivan	Assistant Vice President

Oppenheimer	Philip Vottiero	Vice President

Oppenheimer	Adam Weiner	Assistant Vice President

Oppenheimer	Emeline S. Adwers	Vice President

Oppenheimer	Thomas Farrell	Assistant Vice President

Oppenheimer	Justin Leverenz	Vice President

Oppenheimer	Michael Magge	Vice President

Oppenheimer	Meaghan Murphy	Assistant Vice President

Oppenheimer	Brian Szilagyi	Assistant Vice President

Name of Advisor	Name of Individual	BUSINESS AND OTHER CONNECTIONS

Neuberger Berman Management Inc	Maxine Gerson	General Counsel and Secretary NB Management; Senior Vice President and Deputy General Counsel Neuberger Berman, LLC

Neuberger Berman Management Inc	Robert Matza	President and Chief Operating Officer, Neuberger Berman, LLC; Director, NB Management since April 2000. Executive Vice President, Chief Operating Officer and Director, Neuberger Berman Inc. since January 2001.

Neuberger Berman Management Inc	Robert Conti	Senior Vice President, Neuberger Berman, LLC; Senior Vice President, NB Management since November 2000; Vice President, Neuberger Berman Income Funds; Vice President, Neuberger Berman Equity Funds; Vice President, Neuberger Berman Advisers Management Trust; Vice President, Neuberger Berman Real Estate Income Fund Inc.; Vice President, Neuberger Berman Intermediate Municipal Fund Inc.; Vice President Neuberger Berman New York Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman California Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman Realty Income Fund Inc.; Vice President, Neuberger Berman Income Opportunity Fund Inc.; Vice President, Neuberger Berman Real Estate Securities Income Fund Inc.; Vice President, Neuberger Berman Dividend Advantage Fund Inc.

Neuberger Berman Management Inc	Brian P. Gaffney	Managing Director, Neuberger Berman, LLC since 1999, Senior Vice President, NB Management since November 2000. Vice President, Neuberger Berman Income Funds; Vice President, Neuberger Berman Equity Funds; Vice President, Neuberger Berman Advisers Management Trust; Vice President, Neuberger Berman Real Estate Income Fund Inc.; Vice President, Neuberger Berman Intermediate Municipal Fund Inc.; Vice President Neuberger Berman New York Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman California Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman Realty Income Fund Inc.; Vice President, Neuberger Berman Income Opportunity Fund Inc.; Vice President, Neuberger Berman Real Estate Securities Income Fund Inc.; Vice President, Neuberger Berman Dividend Advantage Fund Inc.

Neuberger Berman Management Inc	Jeffrey B. Lane	Chairman, Neuberger Berman, LLC; Director, NB Management since February 2001. Director, Chief Executive Officer and President, Neuberger Berman Inc.; Director, Neuberger Berman
Trust Company from June 1999 until November 2000.

Neuberger Berman Management Inc	Jack L. Rivkin	Executive Vice President, Neuberger Berman, LLC; Director and Chairman of NB Management. Executive Vice President, Neuberger Berman Inc.; President and Director, Neuberger Berman Real Estate Income Fund Inc; President and Director, Neuberger Berman Intermediate Municipal Fund Inc.; President and Director, Neuberger Berman New York Intermediate Municipal Fund Inc.; President and Director, Neuberger Berman California Intermediate Municipal Fund Inc.; President and Trustee, Neuberger Berman Advisers Management Trust; President and Trustee, Neuberger Berman Equity Funds; President and Trustee, Neuberger Berman Income Funds; President and Director, Neuberger Berman Realty Income Fund Inc.; President and Director, Neuberger Berman Income Opportunity Fund Inc.; President and Director, Neuberger Berman Real Estate Securities Income Fund Inc.; President and Neuberger Berman Dividend Advantage Fund Inc.

Name of Advisor	Name of Individual	BUSINESS AND OTHER CONNECTIONS

Neuberger Berman Management Inc	Matthew S. Stadler	Senior Vice President and Chief Financial Officer, Neuberger Berman, LLC; Senior Vice President and Chief Financial
Officer, NB Management since August 2000. Senior Vice President and Chief Financial Officer, Neuberger Berman Inc. since August 2000.

Neuberger Berman Management Inc	Philip R. Carroll	Chief Compliance Officer, NB Management; Vice President and Associate General Counsel Neuberger Berman, LLC
CCO, Neuberger Berman Income Funds; CCO, Neuberger Berman Equity Funds; CCO, Neuberger Berman Advisers Management Trust; CCO, Neuberger Berman Real Estate Income Fund Inc.; CCO, Neuberger Berman Intermediate Municipal Fund Inc.; CCO Neuberger Berman New York Intermediate Municipal Fund Inc.; CCO, Neuberger Berman California Intermediate Municipal Fund Inc.; CCO, Neuberger Berman Realty Income Fund Inc.; CCO, Neuberger Berman Income Opportunity Fund Inc.; CCO, Neuberger Berman Real Estate Securities Income Fund Inc.; CCO, Neuberger Berman Dividend Advantage Fund Inc.; CCO, Lehman Brothers /First Trust Income Opportunity Fund.

Neuberger Berman Management Inc	Peter E. Sundman	President and Director, NB Management; Executive Vice President, Neuberger Berman, LLC. Executive Vice President and Director, Neuberger Berman Inc.; Chairman of the Board, Chief Executive Officer and Trustee, Neuberger Berman Income Funds; Chairman of the Board, Chief Executive Officer and Trustee, Neuberger Berman Advisers Management Trust; Chairman of the Board, Chief Executive Officer and Trustee, Neuberger Berman Equity Funds; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman Real Estate Income Fund Inc.; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman Intermediate Municipal Fund Inc.; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman New York Intermediate Municipal Fund Inc.; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman California Intermediate Municipal Fund Inc.; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman Realty Income Fund Inc.; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman Income Opportunity Fund Inc.; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman Real Estate Securities Income Fund Inc.; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman Dividend Advantage Fund Inc.

     The principal address of NB Management, Neuberger Berman, and of each of the investment companies named above, is 605 Third Avenue, New York, New York 10158.

Columbia Management Advisors, Inc.

     The list required by Item 26 of officers and directors of Columbia Management Advisors, Inc. (“Columbia”), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is hereby incorporated by reference to Schedules A and D of Form ADV filed by Columbia pursuant to the Advisers Act (SEC File No. 801-5930).

Vaughn Nelson Investment Management, L.P.

     Vaughan Nelson Investment Management, L.P. (Vaughan Nelson), a wholly owned subsidiary of IXIS Asset Management North America, L.P., acts as sub adviser to Registrant’s VN Small-Cap Value Portfolio and provides investment advice to a number of other registered investment companies and to other organizations and individuals.

     Certain directors of Vaughan Nelson also serve in director and officer capacities for other affiliates within the IXIS Asset Management North America, L.P. affiliation. Accordingly, the list required by this Item 26 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of Vaughan Nelson during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by Vaughan Nelson pursuant to the Advisers Act (File No. 801-51795; IARD/CRD No. 106975).

Name of Advisor	Name of Individual	Business and Other Connections
Jennison Associates (“Jennison”)	Dennis M. Kass	Director, Chairman and Chief Executive Officer.
Chairman and Manager of Quantitative Management Associates LLC (“QM”); Director and Vice President of Prudential Investment Management, Inc. (“PIM”); and Signatory Second Vice President of The Prudential Insurance Company of America (“PICA”)

Jennison	Spiros Segalas	Director, President and Chief Investment Officer.

Jennison	Ronald K. Andrews	Director.
Senior Vice President of Prudential Investments LLC; Senior Vice President of American Skandia Investment Services, Incorporated; Senior Vice President of American Skandia Advisory Services, Inc.; and Manager of QM.

Jennison	Timothy J. Knierim	Director.
Assistant Secretary of PIM Warehouse, Inc. (“PIMW”); Corporate Secretary of Pramerica Financial Asia Limited; Secretary of Prudential Latin American Investments, Ltd.; Secretary and Vice President of Residential Information Services, Inc.; Signatory Assistant Secretary of PICA; Vice President and Assistant Secretary of PIM; and Manager of QM.

Jennison	Bernard B. Winograd	Director
Director, Chief Executive Officer and President of PIM; Director and Vice President of Prudential Asset Management Holding Company. Director and Chairman of PIMW; Director and Chairman of PIC Holdings Limited; Executive Vice President of Prudential Investment Management Services LLC; Director and President of PIM Investments, Inc.; President of PIM Foreign Investments, Inc.; Signatory Second Vice President of PICA; and Manager of QM.

Jennison	Mirry M. Hwang	Secretary, Vice President and Corporate Counsel

Jennison	Kenneth Moore	Treasurer, Senior Vice President and Chief Financial Officer.
Chief Financial Officer, Manager and Vice President of QM; Vice President of PIM; Director of Prudential Trust Company (“PTC”); and Signatory Second Vice President of PICA.

Jennison	Blair A. Boyer	Executive Vice President.

Jennison	David Chan	Executive Vice President

Jennison	Michael A. Del Balso	Executive Vice President. Vice President of PTC.

Jennison	Thomas F. Doyle	Executive Vice President.

Jennison	Daniel J. Duane	Executive Vice President. Vice President of PTC.

Jennison	Susan F. Hirsch	Executive Vice President.

Jennison	Jonathan R. Longley	Executive Vice President.

Jennison	Mehdi A. Mahmud	Executive Vice President. Vice President of QM.

Jennison	Kathleen A. McCarragher	Executive Vice President. Vice President of PTC.

Jennison	Jeffrey P. Siegel	Executive Vice President.

Jennison	Andrew Goldberg	Senior Vice President. Vice President of QM.

Jennison	Scott L. Hayward	Senior Vice President.
Vice President of PIM and Vice President of QM.

Jennison	Leslie Rolison	Senior Vice President.
Loomis, Sayles & Co., L.P.
Loomis, Sayles & Co., L.P. (Loomis Sayles), subadviser of the Registrant’s Large-Cap Growth Portfolio effective January 1, 2006 provides investment advice to a number of other registered investment companies and to other organizations and individuals.
The list required by this Item 26 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of Loomis Sayles during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by Loomis Sayles pursuant to the Investment Advisers Act of 1940 as amended (the “Advisers Act”) (SEC File No. 801-170; IARD/CRD No. 105377).

Item 27. Principal Underwriters

(a)	Pacific Select Distributors, Inc. (“PSD”) member, NASD & SIPC serves as Distributor of Shares of Pacific Funds. PSD is a subsidiary of Pacific Life. PSD also serves as distributor of shares of the Pacific Select Fund.

Name and Principal[1]	Positions and Offices	Positions and Offices
Business Address	with Underwriter	with Registrant
Audrey L. Milfs	Vice President and Secretary	Secretary

Edward R. Byrd	Director, Vice President and Chief Financial Officer	None

Gerald W. Robinson	Director, Chairman and CEO	None

John L. Dixon	Director and President	None

Thomas Gibbons	Vice President	None

Michael S. Graham	Vice President	None

Jane M. Guon	Assistant Secretary	None

Adrian S. Griggs	Director, Vice President and Chief Financial Officer	None

M. Kathleen McWard	Vice President	None

Alyce F. Peterson	Vice President	None

S. Kendrick Dunn	Assistant Vice President	None

Brian D. Klemens	Vice President and Treasurer	Vice President and Treasurer

Peter S. Deering	Senior Vice President	None

Michael A. Bell	Senior Vice President	None

Dewey Bushaw	Senior Vice President	None

Robert C. Hsu	Senior Vice President	None

Martha A. Gates	Vice President	None

Gail L. Cobin	Assistant Vice President	None

Gail H. McIntosh	Assistant Secretary	None

Julia C. McKinney	Assistant Secretary	None

Michael T. McLaughlin	Assistant Secretary	None

Cheryl L. Tobin	Assistant Secretary	None

Stephen J. Toretto	Assistant Secretary	None

[1] Principal business address for all individuals listed is 700 Newport Center Drive, Newport Beach, California 92660.

Item 28. Location of Accounts and Records

     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained at Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660, at PFPC Inc. 4400 Computer Drive, Westborough, MA 01581, at MFS, 500 Boylston St., 20th Floor, Boston, MA 02116, and Morgan Stanley Investment Management, Law Division/Compliance, 1221 Avenue of the Americas, New York, NY 10020.

Item 29. Management Services

          Not applicable

Item 30. Undertakings

          Not applicable

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, Pacific Funds, certifies that it meets all of the requirements for effectiveness of the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 44 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newport Beach in the State of California on the 15th day of December, 2005.

PACIFIC FUNDS

By:	/s/ ROBIN S. YONIS

Robin S. Yonis, Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 44 to the Registration Statement of Pacific Funds has been signed below by the following persons in the capacities and on the dates indicated.

/s/ THOMAS C. SUTTON*	Chairman of the Board and Trustee	December 15, 2005
(Principal Executive Officer)
Thomas C. Sutton

/s/ FREDERICK L. BLACKMON*	Trustee	December 15, 2005

Frederick L. Blackmon

/s/ LUCIE H. MOORE*	Trustee	December 15, 2005

Lucie H. Moore

/s/ RICHARD L. NELSON*	Trustee	December 15, 2005

Richard L. Nelson

/s/ LYMAN W. PORTER*	Trustee	December 15, 2005

Lyman W. Porter

/s/ ALAN RICHARDS*	Trustee	December 15, 2005

Alan Richards

/s/ NOORUDDIN S. VEERJEE*	Trustee	December 15, 2005

Nooruddin S. Veerjee

/s/ G. THOMAS WILLIS*	Trustee	December 15, 2005

G. Thomas Willis

/s/ BRIAN D. KLEMENS*	Vice President and Treasurer (Principal Financial and	December 15, 2005
Accounting Officer)
Brian D. Klemens

/s/ ROBIN S. YONIS

* Signed by Robin S. Yonis, on this 15th day of December, 2005, as attorney-in-fact pursuant to power of attorney.

EXHIBIT INDEX

Exhibit	Description
(a)(2)(b)	By-Laws

(d)(1)(g)	Addendum to Investment Advisory Agreement (PF Loomis Sayles Large-Cap Growth Fund)

(d)(5)(d)	Addendum to Fund Management Agreement — PIMCO

(d)(8)(c)	Addendum to Fund Management Agreement — MFS

(e)(1)(g)	Addendum to Distribution Agreement (PF Loomis Sayles Large-Cap Growth Fund)

(g)(1)(g)	Form of Addendum to Custodian Agreement (PF Loomis Sayles Large-Cap Growth Fund)

(h)(1)(i)	Addendum to Transfer Agency Agreement (PF Loomis Sayles Large-Cap Growth Fund)

(h)(2)(g)	Addendum to Administration and Shareholder Services Agreement (PF Loomis Sayles Large-Cap Growth Fund)

(h)(3)(j)	Addendum to Expense Limitation Agreement (PF Loomis Sayles Large-Cap Growth Fund)

(h)(4)(g)	Addendum to Sub-Administration and Accounting Services Agreement (PF Loomis Sayles Large- Cap Growth Fund)

(j)	Consent of Independent Registered Public Accounting Firm

(m)(1)(h)	Amended Schedule A to Class A Distribution and Service Plan (PF Loomis Sayles Large-Cap Growth Fund)

(n)(1)(h)	Amended Schedule A to Multiple Class Plan Pursuant to Rule 18f-3 (PF Loomis Sayles Large- Cap Growth Fund)

(p)(2)	Code of Ethics — Janus

(p)(5)	Code of Ethics — Salomon

(q)(4)	Power of Attorney (Sutton, Morris, Klemens, Blackmon, Nelson, Porter, Richards, Moore, Willis, and Veerjee)